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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Assured Guaranty Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common stock of Financial Security Assurance Holdings Ltd.
	(2)	Aggregate number of securities to which transaction applies: 33,296,773 (together with any shares of common stock issued to the seller after the date of the purchase agreement)
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Per unit price is not applicable; consideration consists of $361,000,000 in cash and up to 44,567,901 common shares of Assured Guaranty Ltd. The average of the high and low prices for common shares of Assured Guaranty Ltd. on the NYSE on December 19, 2008 was $11.66.
	(4)	Proposed maximum aggregate value of transaction: $880,661,726 (calculated pursuant to Rule 0-11(c)(1)(i) and Rule 0-11(a)(4) under the Securities Exchange Act of 1934, as amended)
	(5)	Total fee paid: $34,610
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION

                        , 2009
Hamilton, Bermuda

Dear Shareholders:

         On behalf of the board of directors, we are pleased to deliver to you our proxy statement relating to Assured's acquisition of Financial Security Assurance Holdings Ltd., or FSAH, the holding company for Financial Security Assurance Inc., or FSA. The combination of Assured and FSA will create a global leader in financial guaranty insurance, improve our financial strength and enhance our competitive position versus existing and new competitors.

         In this transaction, we will acquire from Dexia Holdings, Inc., or Dexia Holdings, a subsidiary of Dexia S.A., or Dexia, substantially all of the capital stock of FSAH in exchange for the issuance of up to 44,567,901 Assured common shares, or approximately 24.9% of our outstanding common shares after giving effect to the acquisition and related financing, and $361 million in cash, subject to adjustment. We intend to finance the cash portion of the acquisition with the net proceeds of a public offering of equity securities. We have obtained a commitment from an investment fund, managed by WL Ross & Co. LLC, an affiliate of Wilbur L. Ross, Jr., one of our directors, to purchase $361 million of our common shares if we are not able to successfully complete a public offering of equity securities. WLR Recovery Fund IV, L.P. and other funds managed by WL Ross & Co. LLC, or the WLR Funds, currently hold approximately 13.4% of our outstanding common shares. If the WLR Funds purchase the maximum amount of our common shares covered by this backstop commitment, or the WLR Backstop Commitment, they would own approximately 34.8% of our outstanding common shares. Both Dexia Holdings and the WLR Funds have agreed that the voting power with respect to the Assured common shares owned by each of them will be reduced to less than 9.5% of the total voting power of all Assured common shares outstanding.

         All of our directors (other than Mr. Ross, who did not vote on the matter) approved the acquisition of FSAH and the issuance of Assured common shares to Dexia Holdings or its designated affiliate and the WLR Funds. We will hold a special general meeting on                        ,                                     , 2009, at the [Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Hamilton, Bermuda at [8:00 a.m. Atlantic Time]] to obtain the approval of Assured shareholders for the issuance of the Assured common shares to Dexia Holdings or its designated affiliate and to the WLR Funds pursuant to the WLR Backstop Commitment.

         ACE Bermuda Insurance Ltd., which owns approximately 21.1% of our outstanding common shares, has agreed to vote, subject to customary conditions, in favor of the issuance of Assured common shares to Dexia Holdings in the acquisition.

         All of our directors (other than Mr. Ross, who did not vote on the matter) recommend that you vote "FOR" each of the proposals described in this proxy statement. The approval of the issuance of the Assured common shares to Dexia Holdings or its designated affiliate is a condition to the closing of the acquisition. Accordingly, a vote against the proposal relating to this issuance effectively will be a vote against the acquisition. The approval of the issuance of the Assured common shares to the WLR Funds is not required to complete the acquisition, though a failure to approve such issuance would subject us to the risk of not being able to raise sufficient funds to complete the acquisition.

         We encourage you to carefully review this proxy statement, which contains important information concerning Assured, FSA, FSAH, the proposed acquisition and the proposals to be voted upon by shareholders at the special general meeting. In addition, the section entitled "Risk Factors" beginning on page 20 contains a description of risks that you should consider in evaluating the proposals and the proposed acquisition.

         Your vote is very important. Whether or not you plan to attend the meeting, your vote on these matters is important to us. Please complete, sign and return the enclosed proxy card in the envelope provided. Alternatively, you can vote your proxy by telephone or through the Internet by following the instructions on the enclosed proxy card.

         Sincerely,

Walter A. Scott Chairman of the Board	Dominic J. Frederico President and Chief Executive Officer

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION

NOTICE OF SPECIAL GENERAL MEETING

                                , 2009
Hamilton, Bermuda

TO THE SHAREHOLDERS OF ASSURED GUARANTY LTD.:

        The Special General Meeting of Assured Guaranty Ltd., or Assured, will be held on                                    ,                         , 2009, at [8:00 a.m. Atlantic Time at the Fairmont Hamilton Princess, 76 Pitts Bay Road, Hamilton, Bermuda, for the following purposes:]

  1.
  To vote on the issuance of Assured common shares to Dexia Holdings, Inc. (or its designated affiliate) in connection with Assured's acquisition of Financial Security Assurance Holdings Ltd.;

  2.
  To vote on the issuance of Assured common shares to WLR Recovery Fund IV, L.P. and/or its affiliated funds pursuant to the WLR Backstop Commitment; and

  3.
  To transact such other business, if any, as lawfully may be brought before the meeting.

        Only shareholders of record, as shown by the transfer books of Assured, at the close of business on                        , 2009, are entitled to notice of, and to vote at, the Special General Meeting.

        ALL OF ASSURED'S DIRECTORS (OTHER THAN WILBUR L. ROSS, JR., WHO DID NOT VOTE ON THE MATTER) RECOMMEND THAT YOU VOTE "FOR" EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

        PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE VOTING INSTRUCTIONS PRINTED ON THE ACCOMPANYING PROXY CARD. FOR FURTHER INFORMATION CONCERNING THE PROPOSALS BEING VOTED UPON, USE OF THE PROXY AND OTHER RELATED MATTERS, YOU ARE URGED TO READ THE ENCLOSED PROXY STATEMENT.

By Order of the Board of Directors,
James M. Michener Secretary

ASSURED GUARANTY LTD.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
                        , 2009

PROXY STATEMENT

        Assured Guaranty Ltd. is sending you this proxy statement in connection with its Special General Meeting which will be held on                                    ,                         , 2009 at 8:00 a.m. Atlantic Time at the Fairmont Hamilton Princess, 76 Pitts Bay Road, Hamilton, Bermuda. At this meeting you will be asked to vote on two proposals in connection with Assured's proposed acquisition of Financial Security Assurance Holdings Ltd., which we refer to in this proxy statement as "FSAH," the parent company of, among others, Financial Security Assurance Inc., which we refer to in this proxy statement as "FSA." The first proposal relates to Assured's issuance of Assured common shares to FSAH's parent company, Dexia Holdings, Inc., which we refer to in this proxy statement as "Dexia Holdings," or its designated affiliate. The second proposal relates to the issuance of Assured common shares to WLR Recovery Fund IV, L.P. and/or its affiliated funds, which we refer to in this proxy statement as the "WLR Funds." This issuance of shares to the WLR Funds would fund all or a portion of the cash portion of the purchase price for FSAH.

                                , 2009 is the record date for the Special General Meeting. If you owned Assured common shares at the close of business on                        , 2009, you are entitled to vote. On that date,                        Assured common shares were outstanding and entitled to vote at the Special General Meeting, including                        unvested restricted common shares (but excluding 5,354,116 common shares held by Assured's subsidiary, Assured Guaranty US Holdings Inc.). Assured's common shares are its only class of voting stock. Assured will begin mailing this proxy statement on or about                        , 2009 to all shareholders entitled to vote.

        References in this proxy statement to "Assured," "we," "us," "our" and the "Company" refer to Assured Guaranty Ltd. and, unless the context otherwise requires or unless otherwise stated, its subsidiaries.

FORWARD-LOOKING STATEMENTS

        This proxy statement, including the documents we incorporate by reference, contains "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include forward-looking statements which reflect Assured's current views with respect to future events and financial performance. These statements include forward-looking statements both with respect to us specifically and the insurance and reinsurance industries in general. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "may," "will," "continue," "further," "seek" and similar words or statements of a future or forward-looking nature identify forward-looking statements for purposes of the federal securities laws or otherwise. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause Assured's actual results to differ materially from those indicated in these statements. We believe that these factors include the following:

  •
  downgrades of the financial strength ratings assigned by the major rating agencies to any of Assured's insurance subsidiaries at any time, which has occurred in the past;

  •
  Assured's inability to execute its business strategy;

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  •
  reduction in the amount of reinsurance ceded by one or more of Assured's principal ceding companies;

  •
  contract cancellations;

  •
  developments in the world's financial and capital markets that adversely affect Assured's loss experience, the demand for Assured's products, Assured's unrealized (losses) gains on derivative financial instruments or Assured's investment returns;

  •
  more severe or frequent losses associated with Assured's insurance or reinsurance products;

  •
  FSAH and its subsidiaries performing differently than currently expected by Assured or the failure to realize anticipated benefits from Assured's acquisition of FSAH;

  •
  changes in regulation or tax laws applicable to Assured, Assured's subsidiaries or customers;

  •
  governmental actions;

  •
  natural catastrophes;

  •
  dependence on customers;

  •
  decreased demand for Assured's insurance or reinsurance products or increased competition in Assured's markets;

  •
  loss of key personnel;

  •
  technological developments;

  •
  the effects of mergers, acquisitions and divestitures;

  •
  changes in accounting policies or practices;

  •
  changes in general economic conditions, including interest rates and other factors;

  •
  other risks and uncertainties that have not been identified at this time; and

  •
  management's response to these factors.

        The foregoing review of important factors should not be construed as exhaustive, and should be read in conjunction with the other cautionary statements that are included in Assured's periodic reports filed with the Securities and Exchange Commission, which we refer to in this proxy statement as the "SEC." We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

        If one or more of these or other risks or uncertainties materialize, or if Assured's underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements you read in this proxy statement or in the documents incorporated by reference reflect Assured's current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to Assured's operations, results of operations, growth strategy and liquidity.

        For these statements, we claim the protection of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, which we refer to in this proxy statement as the "Securities Act," and Section 21E of the Securities Exchange Act of 1934, as amended, which we refer to in this proxy statement as the "Exchange Act."

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Page
FORWARD-LOOKING STATEMENTS	1
QUESTIONS AND ANSWERS ABOUT THE ACQUISITION AND THE SPECIAL GENERAL MEETING	1
Why did you send me this proxy statement?	1
What proposals will be voted on at the special general meeting?	1
Why is Assured seeking shareholder approval of the issuance of common shares?	1
What happens if the shareholders do not approve the issuance of common shares to Dexia Holdings or to the WLR Funds?	1
Why does the Board believe it would be in Assured's best interests to vote to approve the issuance of Assured common shares to Dexia Holdings and the WLR Funds?	2
How will Assured use the proceeds of the issuance of these common shares?	2
Are there any material adverse tax consequences to Assured if the shareholders approve the issuance of common shares?	2
Will the issuance of common shares to Dexia Holdings and to the WLR Funds have a dilutive effect on Assured's outstanding common shares?	2
Will the share issuance affect the price of Assured's common shares?	2
Are proxy materials available on the Internet?	3
Who is entitled to vote?	3
How many votes do I have?	3
How do I vote by proxy?	3
May I vote by telephone or via the Internet?	3
May I revoke my proxy?	4
How do I vote in person at the special general meeting?	4
What votes need to be present to hold the special general meeting?	4
What vote is required to approve each proposal?	5
How are votes counted?	5
What is the effect of broker non-votes and abstentions?	5
Whom should I call if I have any questions?	5
SUMMARY	6
Basic Terms and Structure of the Transaction (see page 44)	6
Dexia Holdings Agreements with Respect to Assured Common Shares (see page 45)	6
Board Representation (see page 46)	7
Financial Products Agreements (see page 46)	7
Post-Closing Conduct of Business (see page 54)	7
The Companies	7
Financing Plan and The WLR Backstop Commitment (see page 63)	8
Opinion of Assured's Financial Advisor (see page 33)	9
Interests of Certain Persons in the Transactions (see page 41)	10
Existing Relationships with FSA (see page 41)	10
Regulatory Approvals Required for the Transaction (see page 41)	10
Material U.S. Federal Income Tax Consequences of the Transaction to Holders of Assured Common Shares (see page 43)	10
Anticipated Accounting Treatment (see page 43)	11
No Appraisal Rights (see page 43)	11
Comparative Historical and Pro Forma Per Share Data	12
Per Share Market Price Data	14
Summary Historical Consolidated Financial Data of FSAH	15
Summary Historical Consolidated Financial Data of Assured	17

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL GENERAL MEETING

Why did you send me this proxy statement?

        Assured sent you this proxy statement and the enclosed proxy card because Assured's board of directors is soliciting your proxy to vote at the Special General Meeting, which will be held on                        ,                         , 2009, at [8:00 a.m. Atlantic Time at the Fairmont Hamilton Princess, 76 Pitts Bay Road, Hamilton, Bermuda.]

        This proxy statement summarizes the information you need to vote at the Special General Meeting. You do not need to attend the Special General Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card or vote by telephone or over the Internet.

What proposals will be voted on at the special general meeting?

        There are two proposals scheduled to be voted on at the Special General Meeting:

  •
  The approval of the issuance of Assured common shares to Dexia Holdings or its designated affiliate in connection with Assured's acquisition of FSAH.

  •
  The approval of the issuance of Assured common shares to the WLR Funds in connection with Assured's acquisition of FSAH.

        Assured's Board recommends that you vote your shares "FOR" the approval of the issuance of Assured common shares to Dexia Holdings or its designated affiliate and "FOR" the approval of the issuance of Assured common shares to the WLR Funds.

 Why is Assured seeking shareholder approval of the issuance of Assured common shares?

        The Assured common shares to be issued to Dexia Holdings in connection with its acquisition of FSAH may constitute 20% or more of the total Assured common shares outstanding prior to such issuance. Under the rules of the New York Stock Exchange, which we refer to in this proxy statement as the "NYSE," shareholder approval is required as a general matter prior to the issuance of common shares that would constitute 20% or more of the total common shares outstanding before the issuance.

        The common shares to be issued to the WLR Funds in connection with the acquisition may constitute 1% or more of the total Assured common shares outstanding or total voting power prior to such issuance. Such issuance requires shareholder approval under NYSE rules because the WLR Funds are affiliates of Mr. Wilbur L. Ross, Jr., a director of Assured (and because the WLR Funds are significant shareholders of Assured). Assured's shareholders approved the issuance of Assured common shares to the WLR Funds under a previously executed investment agreement at Assured's 2008 Annual General Meeting. However, shareholder approval is needed with respect to the common shares that would be issued pursuant to the amendment to that agreement, which we refer to in this proxy statement as the "WLR Backstop Commitment," because the price and other terms for common shares issued pursuant to the WLR Backstop Commitment are different from the terms originally approved by the shareholders.

What happens if the shareholders do not approve the issuance of common shares to Dexia Holdings or to the WLR Funds?

        If Assured's shareholders do not approve the issuance of common shares to Dexia Holdings, one of the conditions to the closing of the acquisition will not have been satisfied and the closing may not occur. If Assured's shareholders do not approve the issuance of common shares to the WLR Funds, Assured will be required to complete a public offering of equity securities or find an alternative equity source to fund the cash portion of the purchase price for FSAH. Because Assured's obligation to complete the acquisition is not subject to a financing contingency, a failure to find an alternative source of financing would result in a breach of the stock purchase agreement which could expose Assured to a claim by Dexia Holdings for damages or specific performance.

Why does Assured's board of directors believe it would be in the best interests of Assured and its shareholders to vote to approve the issuance of Assured common shares to Dexia Holdings and the WLR Funds?

        Assured's board of directors recommends that the shareholders vote to approve the issuance of the common shares because of the board's belief that the acquisition of FSAH represents a unique opportunity for Assured to create the premier financial guaranty company by combining the talent, capacity, financial resources and relationships of Assured and FSAH. The Assured common shares to be issued to the WLR Funds pursuant to the WLR Backstop Commitment will only be issued if Assured is unable to complete a public equity offering at a more attractive price than that provided under the WLR Backstop Commitment.

How will Assured use the proceeds of the issuance of these common shares?

        The common shares issued to Dexia Holdings or its designated affiliate will constitute part of the purchase price for the acquisition of FSAH. If any Assured common shares are issued to the WLR Funds, the proceeds from that will fund all or a portion of the cash portion of the purchase price in the FSAH acquisition.

Are there any material adverse tax consequences to Assured if the shareholders approve the issuance of common shares?

        The issuance of common shares to Dexia Holdings or its designated affiliate and the WLR Funds is not expected to have a material adverse tax consequence to Assured or its shareholders. For a further description, see "The Stock Purchase Agreement and Ancillary Agreements—Tax Discussion."

Will the issuance of common shares to Dexia Holdings and to the WLR Funds have a dilutive effect on Assured's outstanding common shares?

        Because we do not know how many shares will ultimately be issued to Dexia Holdings or its designated affiliate or the WLR Funds or the amount the WLR Funds will pay for any such shares they purchase in relation to the then current book value per share, we cannot determine whether any share issuances will have a dilutive effect and we cannot assure you that there will not be any dilutive effect on Assured's outstanding common shares. However, the issuance of shares to Dexia Holdings or its designated affiliate is part of the purchase price for Assured's acquisition of FSAH, and proceeds of the issuance of common shares to the WLR Funds would be used to fund the acquisition, a transaction the Assured board of directors believes is in the best interests of Assured and its shareholders. Also, while the share issuance may decrease the proportional voting of Assured's existing shareholders, both Dexia Holdings and the WLR Funds will be subject to limitations on their voting power.

Will the share issuance affect the price of Assured's common shares?

        It is difficult to predict how any issuance of common shares will affect the stock price. As a result of the issuance of common shares to Dexia Holdings or its designated affiliate and the WLR Funds, there will be a significant number of additional common shares that could be sold in the public markets. Any such sales, or the anticipation of the possibility of such sales, represent an overhang on the market and could depress the market price of Assured's common shares. Both Dexia Holdings and the WLR Funds have agreed to certain limitations with respect to the resale of their Assured common shares. See "The Stock Purchase Agreement and Ancillary Agreements—Dexia Holdings Agreements with Respect to Assured Common Shares" and "The WLR Backstop Commitment—Original Investment Agreement."

 Are proxy materials available on the Internet?

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting To Be Held on                       , 2009

Yes. The proxy statement for the Special General Meeting and form of proxy card are available at http://www.assuredguaranty.com/annualmeeting.html.

Who is entitled to vote?

                                , 2009 is the record date for the Special General Meeting. If you owned Assured common shares at the close of business on                        , 2009, you are entitled to vote. On that date,                         Assured common shares were outstanding and entitled to vote at the Special General Meeting, including                        unvested restricted common shares (but excluding 5,354,116 common shares held by Assured's subsidiary, Assured Guaranty US Holdings Inc.). Assured's common shares are its only class of voting stock. Assured will begin mailing this proxy statement on or about                        , 2009 to all shareholders entitled to vote.

How many votes do I have?

        In general, you have one vote for each Assured common share that you owned at the close of business on                         , 2009, except that if, and so long as, the "controlled shares," which Assured's Bye-laws define generally to include all Assured common shares directly, indirectly or constructively owned or beneficially owned by any person or group of persons, owned by any "United States person," as defined in the U.S. Internal Revenue Code of 1986, as amended, which we refer to in this proxy statement as the "Internal Revenue Code," constitute 9.5% or more of Assured's issued common shares, the voting rights with respect to the controlled shares owned by such person will be limited, in the aggregate, to a voting power of approximately 9.5%, pursuant to a formula specified in Assured's Bye-Laws. The Assured common shares owned by the WLR Fund are subject to this voting restriction and, as a result, the voting rights of all other shareholders will be increased accordingly.

        The proxy card indicates the number of Assured common shares you are entitled to vote, without giving effect to the controlled share rule described above.

How do I vote by proxy?

        If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board:

  •
  "FOR" the approval of the issuance of Assured common shares to Dexia Holdings or its designated affiliate under the stock purchase agreement.

  •
  "FOR" the approval of the issuance of Assured's common shares to the WLR Funds under the WLR Backstop Commitment.

        If any other matter is presented, your proxy will vote in accordance with the best judgment of the individuals named on your proxy card. As of the date of this proxy statement, we knew of no matters that needed to be acted on at the Special General Meeting, other than those discussed in this proxy statement.

May I vote by telephone or via the Internet?

        Yes. Instead of submitting your vote by mail on the enclosed proxy card, you may be able to vote via the Internet or by telephone. We encourage you to do so because your vote is then tabulated faster than if you mailed it. Please note that there are separate Internet and telephone arrangements depending on whether you are a shareholder of record (that is, if you hold your stock in your own name), or whether you are a beneficial owner and hold your shares in "street name" (that is, if your stock is held in the name of your broker or bank).

        If you are a shareholder of record, you may vote by telephone, or electronically through the Internet, by following the instructions provided on your proxy card.

        If you are a beneficial owner and held your shares in "street name," you may need to contact your bank or broker to determine whether you will be able to vote by telephone or electronically through the Internet.

        The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. If you vote via the Internet, you may incur costs, such as usage charges from Internet access providers and telephone companies. You will be responsible for those costs.

        Whether or not you plan to attend the Special General Meeting, we urge you to vote. Returning the proxy card or voting by telephone or over the Internet will not affect your right to attend the Special General Meeting and vote.

May I revoke my proxy?

        Yes. If you change your mind after you vote, you may revoke your proxy by following any of the procedures described below. To revoke your proxy:

  •
  Send in another signed proxy with a later date or resubmit your vote by telephone or the Internet,

  •
  Send a letter revoking your proxy to Assured's Secretary at 30 Woodbourne Avenue, Hamilton HM 08, Bermuda, or

  •
  Attend the Special General Meeting and vote in person.

        If you wish to revoke your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.

How do I vote in person at the special general meeting?

        You may vote shares held directly in your name as the shareholder of record in person at the Special General Meeting. If you choose to vote your shares in person at the Special General Meeting, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the Special General Meeting, Assured recommends that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Special General Meeting.

        Shares beneficially owned and held in "street name" may be voted in person by you only if you obtain a signed proxy from the shareholder of record giving you the right to vote the shares. If your shares are held in the name of your broker, bank or other nominee, you must bring to the Special General Meeting an account statement or letter from the broker, bank or other nominee indicating that you are the owner of the shares and a signed proxy from the shareholder of record giving you the right to vote the shares. The account statement or letter must show that you were beneficial owner of the shares on                        , 2009.

        You can obtain directions to attend the Special General Meeting by contacting Natasha Medeiros at 441-299-9375 or at nmedeiros@assuredguaranty.com.

What votes need to be present to hold the special general meeting?

        To have a quorum for the Special General Meeting, two or more persons must be present, in person or by proxy, representing more than 50% of the Assured common shares that were outstanding

on                        , 2009. As of                        , 2009, Assured's subsidiary, Assured Guaranty US Holdings Inc., owned 5,354,116 Assured common shares. While it does not intend to vote these shares at the upcoming Special General Meeting, it does intend for these shares to be present at the meeting so they will be counted towards the quorum.

What vote is required to approve each proposal?

Approval of Issuance of Common Shares to Dexia Holdings or its designated affiliate under the stock purchase agreement	The approval of the issuance of common shares to Dexia Holdings or its designated affiliate under the stock purchase agreement requires the affirmative vote of a majority of the votes cast on such proposal at the Special General Meeting provided that the total votes cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal.
Approval of Issuance of Common Shares to the WLR Funds under the WLR Backstop Commitment
The approval of the issuance of common shares to the WLR Funds under the WLR Backstop Commitment requires the affirmative vote of a majority of the votes cast on such proposal at the Special General Meeting provided that the total votes cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal.

How are votes counted?

        Your vote may be cast "FOR" or "AGAINST" or you may "ABSTAIN" with respect to the approval of the share issuance to Dexia Holdings or its designated affiliate under the stock purchase agreement and/or with respect to approval of the shares issued to the WLR Funds under the WLR Backstop Commitment. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board. We will appoint one or more inspectors of election to count votes cast in person or by proxy.

What is the effect of broker non-votes and abstentions?

        A broker "non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

        Common shares owned by shareholders electing to abstain from voting with respect to any proposal and broker "non-votes" will be counted toward the presence of a quorum but will not be considered present and voting with respect to matters to be voted upon at the Special General Meeting. Therefore, abstentions and "broker non-votes" could have the same effect as votes cast against approval if they cause the total votes cast on the matter to be 50% or less of the total voting power entitled to vote on the proposal.

Whom should I call if I have any questions?

        If you have any questions about the special general meeting or voting, please contact James M. Michener, Assured's Secretary, at 441-278-6679 or at jmichener@assuredguaranty.com. If you have any questions about your ownership of Assured common shares, please contact Sabra Purtill, Assured's Managing Director, Investor Relations and Strategic Planning, at 441-278-6665 or 212-408-6044 or at spurtill@assuredguaranty.com.

SUMMARY

        This summary highlights selected information appearing elsewhere in this proxy statement and does not contain all the information that you should consider in making your voting decision. You should read this summary together with the more detailed information, including the financial statements and the related notes and pro forma information elsewhere in this proxy statement and the documents incorporated by reference herein. You should read this proxy statement in its entirety.

 Basic Terms and Structure of the Transaction (See page 44)

        Under the stock purchase agreement, Assured will acquire from Dexia Holdings 33,296,773 shares of FSAH common stock (and any shares of FSAH common stock issued to Dexia Holdings after the date of the stock purchase agreement) representing approximately 99.8524% of the issued and outstanding shares of FSAH common stock. Dexia Crédit Local S.A., which we refer to in this proxy statement as "Dexia Crédit Local," a French bank and the parent of Dexia Holdings, has irrevocably guaranteed the payment and performance by Dexia Holdings of all of its liabilities and obligations under the stock purchase agreement. Dexia Crédit Local had total assets and total shareholders' equity as of September 30, 2008 of €           billion and €           billion, respectively. The remaining shares of FSAH are currently held by current or former directors of FSAH. Assured expects that it will acquire the remaining shares of FSAH common stock concurrent with the closing of the acquisition of shares of FSAH common stock from Dexia Holdings or shortly thereafter at the same price paid to Dexia Holdings. The full text of the stock purchase agreement is attached as Appendix A to this proxy statement and is incorporated by reference into this proxy statement in its entirety.

        Assured has agreed to pay Dexia Holdings total consideration of approximately $722 million (based upon the closing price of Assured's common shares on the NYSE on November 13, 2008 of $8.10), consisting of $361 million in cash and up to 44,567,901 Assured common shares, subject to adjustment in the event of issuances of Assured common shares prior to the closing at a price less than $8.10 per share. Under the stock purchase agreement, Assured may elect to pay $8.10 per share in lieu of up to 22,283,951 Assured common shares that it would otherwise deliver as part of the purchase price.

        The stock purchase agreement provides that Dexia S.A., which we refer to in this proxy statement as "Dexia," the ultimate parent of Dexia Crédit Local and Dexia Holdings, will issue guarantees in relation to FSAH's financial products business' assets and liabilities and anticipates that its guarantees will benefit from guarantees, which we refer to in this proxy statement as the "sovereign guarantees," issued by the Belgian and French states. If the sovereign guarantees are issued, Dexia Holdings will also cause FSAH to transfer the ownership interests of certain of the subsidiaries that conduct its financial products business, which we refer to in this proxy statement as the "financial products subsidiaries", or all of the assets and liabilities of these subsidiaries, to Dexia Holdings or one of its affiliates in form reasonably acceptable to Assured. See "—Financial Products Agreements." FSAH's leveraged tax lease debt defeasance business, which is being acquired by Assured, will be effectively removed from the financial products subsidiary that operates that business prior to its transfer to Dexia Holdings or an affiliate. See "The Stock Purchase Agreement and Ancillary Agreements—Financial Products Agreements—FSA Global Agreement."

Dexia Holdings Agreements with Respect to Assured Common Shares (see page 45)

        Dexia Holdings has agreed that the voting rights with respect to all Assured common shares issued to Dexia Holdings pursuant to the stock purchase agreement will constitute less than 9.5% of the voting power of all issued and outstanding Assured common shares. Dexia Holdings has also agreed to certain standstill agreements and limitations on transfer of its Assured common shares.

        Assured has agreed to file a registration statement within 60 days following the closing to register for resale the common shares it issues pursuant to the stock purchase agreement and has also agreed to provide Dexia Holdings and its transferees piggyback registration rights for such shares.

Board Representation (see page 46)

        If the Assured common shares issued pursuant to the stock purchase agreement represent more than 15% of the total Assured common shares outstanding on the closing date (after giving effect to all common shares issued on such date), then upon the written request of Dexia Holdings, Assured's board of directors will appoint one nominee of Dexia Holdings to serve as a member of Assured's board of directors. At such time as Dexia Holdings no longer owns Assured common shares representing at least 10% of the total number of Assured common shares outstanding, Dexia Holdings will no longer be entitled to nominate a representative to Assured's board of directors.

Financial Products Agreements (see page 46)

        Under the stock purchase agreement, Assured has agreed to acquire FSAH. Assured is not, however, acquiring FSAH's financial products business, which is described below under "—The Companies—FSAH." Assured expects FSAH to distribute to Dexia Holdings or one of its affiliates those financial products subsidiaries, which we refer to in this proxy statement as the "GIC subsidiaries," that issued guaranteed investment contracts, which we refer to in this proxy statement as "GICs" and FSA Asset Management LLC, which we refer to in this proxy statement as "FSAM," which is the financial products subsidiary that is responsible for the investment of the assets underlying the principal amount of the GICs issued by the GIC subsidiaries. Under the stock purchase agreement, Assured and Dexia Holdings have agreed to negotiate a number of agreements, which we refer to in this proxy statement as the "transaction agreements," pursuant to which Dexia would guarantee or otherwise take responsibility for the assets and liabilities of the financial products business. Dexia is a Belgian corporation whose shares are traded on the Euronext Brussels and Euronext Paris markets as well as on the Luxembourg Stock Exchange. Dexia is primarily engaged in the business of public finance, banking and investment management in France, Belgium, Luxembourg and other European countries, as well as in the United States. Dexia had total assets and total shareholders' equity as of September 30, 2008 of €636.9 billion and €8.5 billion, respectively. See "The Stock Purchase Agreement and Ancillary Agreements—Financial Products Agreements."

Post-Closing Conduct of Business (see page 54)

        Under the stock purchase agreement, Assured has agreed to conduct its business, including the business it acquires from FSAH, subject to certain restraints described under "The Stock Purchase Agreement and Ancillary Agreements—Post-Closing Conduct of Business."

The Companies

  Assured

        Assured Guaranty Ltd. is a Bermuda-based holding company providing, through its operating subsidiaries, credit enhancement products to the public finance, structured finance and mortgage markets. Credit enhancement products are financial guarantees or other types of support, including credit derivatives, which improve the credit of underlying debt obligations. Assured applies its credit expertise, risk management skills and capital markets experience to develop financial guaranty insurance and reinsurance products, some of which are provided in the form of credit default swaps, that meet the credit enhancement needs of its customers. Assured markets its products directly and through financial institutions, serving the U.S. and international markets.

        Assured's principal operating subsidiaries are Assured Guaranty Corp., which we refer to in this proxy statement as "AGC," and Assured Guaranty Re Ltd., which we refer to in this proxy statement as "AG Re." AGC, a Maryland-domiciled insurance company, was organized in 1985 and commenced operations in January 1988. AGC provides insurance and reinsurance of investment grade financial guaranty exposures, including municipal and non-municipal reinsurance, and credit default swap transactions.

        AG Re is incorporated under the laws of Bermuda and is currently licensed as a Class 3 Insurer (though it has recently applied to the Bermuda Monetary Authority to be reclassified as a Class 3B Insurer) and a Long-Term Insurer under the Insurance Act 1978 and related regulations of Bermuda. AG Re writes business as a direct reinsurer of third-party primary insurers and as a reinsurer/retrocessionaire of certain affiliated companies and may provide portfolio credit default swaps, where the counterparty is usually an investment bank.

        In October 2008, AGC entered into an agreement with CIFG Assurance North America, Inc., which we refer to in this proxy statement as "CIFG NA," under which AGC will assume via reinsurance approximately $13 billion of net par insured from CIFG NA's U.S. public finance business. As part of the transaction, AGC will receive unearned premium reserves of approximately $88 million.

        The address of Assured's principal executive offices is 30 Woodbourne Avenue, Hamilton HM 08 Bermuda and its telephone number there is (441) 296-4004.

  FSAH

        FSAH, through its insurance company subsidiaries, is primarily engaged in the business of providing financial guaranty insurance on public finance obligations in domestic and international markets. FSAH's principal insurance company subsidiary is FSA, a wholly owned New York insurance company. Prior to August 2008, FSA provided financial guaranty insurance on both public finance and asset backed obligations. On August 6, 2008, FSA announced that it would cease providing financial guaranty insurance on asset backed obligations and instead participate exclusively in the global public finance financial guaranty business. In addition, FSAH, through its financial products business, offers FSA-insured GICs, and other investment agreements, including medium-term notes, which we refer to in this proxy statement as "MTNs," through other consolidated entities.

        The address of FSAH's principal executive offices is 31 West 52nd Street, New York, New York 10019 and its telephone number there is (212) 826-0100.

Financing Plan and the WLR Backstop Commitment (see page 63)

        Assured intends to finance the cash portion of the purchase price with the net proceeds of a public offering of equity securities. In conjunction with the stock purchase agreement, Assured entered into the WLR Backstop Commitment, dated as of November 13, 2008, with WLR Recovery Fund IV, L.P., which we refer to in this proxy statement as "WLR Fund IV," which amended the investment agreement, which we refer to in this proxy statement as the "Investment Agreement," dated as of February 28, 2008, between Assured and WLR Fund IV. The full text of the WLR Backstop Commitment is attached as Appendix B to this proxy statement and is incorporated by reference into this proxy statement in its entirety. Pursuant to the WLR Backstop Commitment, WLR Fund IV granted Assured the option to cause the WLR Fund IV (or one of its affiliates) to purchase up to $361 million of Assured common shares at a price per share equal to the volume weighted average price of an Assured common share on the NYSE for the 20 NYSE trading days ending with the last NYSE trading day immediately preceding the date of the closing under the stock purchase agreement, with a floor of $6.00 and a cap of $8.50.

        If Assured is unable to raise sufficient funds through a public offering of its equity securities in order to pay the full cash purchase price under the stock purchase agreement, Assured can exercise its option under the WLR Backstop Commitment and use the proceeds to pay the remaining portion of the cash purchase price under the stock purchase agreement.

        The WLR Funds' obligations under the WLR Backstop Commitment have been secured by letters of credit issued for the benefit of Assured by Bank of America, N.A. and RBS Citizens Bank, N.A., each in the amount of $180.5 million.

        Assured has paid the WLR Funds a non-refundable commitment fee of $10,830,000 in connection with the WLR Backstop Commitment and has agreed to pay the WLR Funds' related expenses. Assured has agreed to reimburse the WLR Funds for the $4.1 million cost of obtaining the letters of credit referred to above.

        If Assured offers Assured common shares for sale other than pursuant to the WLR Backstop Commitment to fund a portion of the purchase price under the stock purchase agreement, the WLR Funds have pre-emptive rights to purchase a portion of the Assured common shares so offered. The portion of Assured common shares which the WLR Funds are entitled to purchase under such pre-emptive right is equal to the greater of (1) 25% of the Assured common shares offered in such sale and (2) the number of Assured common shares offered in such sale that is derived by dividing $150,000,000 by the price paid in such sale. If the sale of Assured common shares is a public offering and the managing underwriter determines that such level of participation would be detrimental to the public offering, the WLR Funds' participation will be reduced to the level recommended by the managing underwriter but in no event to below 25% of the Assured common shares offered in the public offering.

        Except as otherwise specifically provided in the WLR Backstop Commitment, all of the terms set forth in the Investment Agreement applicable to Assured common shares purchased pursuant to the Investment Agreement will apply to the Assured common shares purchased pursuant to the WLR Backstop Commitment.

        The WLR Backstop Commitment may be terminated by either Assured or WLR Fund IV if the closing under the stock purchase agreement does not occur by August 14, 2009 and will be automatically terminated if the stock purchase agreement is terminated. The WLR Backstop Commitment may also be terminated by the mutual agreement of Assured and WLR Fund IV or under certain other circumstances.

Opinion of Assured's Financial Advisor (see page 33)

        In connection with the acquisition of FSAH, Assured's financial advisor, Banc of America Securities LLC, which we refer to in this proxy statement as "Banc of America Securities," delivered to Assured's board of directors a written opinion, dated November 14, 2008, as to the fairness, from a financial point of view and as of the date of the opinion, to Assured of the aggregate consideration of $361 million in cash and 44,567,901 Assured common shares (valued at $8.10 per share) to be paid by Assured to Dexia Holdings in the acquisition. The full text of the written opinion, dated November 14, 2008, of Banc of America Securities, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Appendix C to this proxy statement and is incorporated by reference in this proxy statement in its entirety. Banc of America Securities provided its opinion to Assured's board of directors for the benefit and use of Assured's board of directors in connection with and for purposes of its evaluation of the fairness of the aggregate consideration from a financial point of view to Assured. Banc of America Securities' opinion does not address any other aspect of the transaction and does not constitute a recommendation to any shareholder as to how to vote or act in connection with the proposed transaction.

 Interests of Certain Persons in the Transactions (see page 41)

        Wilbur L. Ross, Jr., one of Assured's directors, is an affiliate of the WLR Funds. Assured has paid the WLR Funds a nonrefundable commitment fee of $10,830,000 in connection with the option granted by the WLR Backstop Commitment and has agreed to pay the WLR Funds' expenses in connection with the transactions contemplated thereby. Assured has also agreed to reimburse the WLR Funds for the $4.1 million cost of obtaining letters of credit to secure its obligations under the WLR Backstop Commitment. Assured has also granted the WLR Funds the pre-emptive right to purchase a portion of any Assured common shares sold to fund a portion of the purchase price under the stock purchase agreement other than pursuant to the WLR Backstop Commitment. See "The WLR Backstop Commitment."

Existing Relationship with FSA (see page 41)

        AG Re has provided, and continues to provide, reinsurance to FSA with respect to risks in its financial guarantee business. As of September 30, 2008, the net par outstanding of risks ceded by FSA to AG Re was $33.7 billion. In connection with these reinsurance arrangements, FSA pays to AG Re both upfront premiums and any installment premiums with respect to risks reinsured. The gross amounts paid by FSA to AG Re in 2007 and the nine months ended September 30, 2008 were $58,558,890 and $95,552,597, respectively.

Regulatory Approvals Required for the Transaction (see page 41)

        Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, which we refer to in this proxy statement as the "HSR Act," and the rules and regulations promulgated thereunder, certain transactions, including Assured's acquisition of FSAH, may not be consummated until required information and materials have been furnished to the Department of Justice, which we refer to in this proxy statement as the "DOJ," and the Federal Trade Commission, which we refer to in this proxy statement as the "FTC," and certain waiting period requirements have expired or been terminated. Each of Assured and Dexia filed a Pre-Merger Notification and Report Form pursuant to the HSR Act with the DOJ and the FTC.

        Insurance holding company laws and regulations applicable to the insurance subsidiaries of Assured and FSAH provide that no person may acquire control of an insurance company unless such person has provided certain required information to, and such acquisition has been approved by, the appropriate insurance regulatory authorities. In accordance with these laws, Assured has filed applications with the insurance departments of the States of New York and Oklahoma and the U.K. Financial Services Authority. In addition, Assured has made pre-acquisition filings regarding the potential competitive impact of the acquisition. Dexia and the WLR Funds have filed applications with the U.K. Financial Services Authority in connection with their acquisition of Assured common shares pursuant to the stock purchase agreement and the WLR Backstop Commitment, respectively. Dexia and the WLR Funds have filed disclaimers of control with the insurance departments of the States of Maryland, New York and Oklahoma.

Material U.S. Federal Income Tax Consequences of the Transaction to Holders of Assured Common Shares (see page 43)

        Assured's purchase of substantially all of the capital stock of FSAH will not result in the recognition of gain or loss by holders of Assured common shares.

 Anticipated Accounting Treatment (see page 43)

        The acquisition of FSAH will be accounted for using the purchase method of accounting in accordance with accounting principles generally accepted in the United States of America under Statement of Financial Accounting Standards No. 141, Business Combinations, as revised in 2007 (FASB 141R). Assured will be the acquiring entity for financial reporting purposes. Under the purchase method of accounting, the acquisition price will be allocated to the tangible and intangible assets and liabilities assumed of the acquired entity based on their estimated fair values, with any excess being recognized as goodwill. Costs of the acquisition are expensed in the period in which the expenses are incurred. Under Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, negative goodwill arising from the purchase price allocation will be immediately credited to earnings in the period in which the acquisition is closed.

No Appraisal Rights (see page 43)

        Under applicable law, Assured stockholders do not have the right to an appraisal of the value of their shares in connection with the acquisition of FSAH.

Comparative Historical and Pro Forma Per Share Data

        The following table presents historical per share data for Assured and FSAH; pro forma per share data for Assured after giving effect to the acquisition of FSAH; and pro forma equivalent per share data for FSAH with respect to the portion of the acquisition consideration that will be received in the form of Assured common shares. The Assured pro forma per share data was derived by combining information from the historical consolidated financial statements of Assured and FSAH using the purchase method of accounting for the acquisition of FSAH. You should read this table in conjunction with the historical audited and unaudited consolidated financial statements of Assured and FSAH that are filed with the SEC and incorporated by reference in this proxy statement. See "Where You Can Find More Information." You should not rely on the pro forma per share data as being necessarily indicative of actual results had the acquisition of FSAH occurred in the past, or of future results.

        The accompanying unaudited per share data gives effect to the acquisition of FSAH assuming a purchase price of $361 million in cash, the assumption of $730 million of FSAH long-term notes and the issuance of up to 44,567,901 Assured common shares, using the purchase method of accounting. The pro forma adjustments related to the acquisition of FSAH are preliminary and do not reflect the final purchase price, final form of consideration paid, final debt components or final allocation of the excess of the purchase price over the net book value of the assets of FSAH, as the process to assign a fair value to the various tangible and intangible assets acquired has only just commenced. The pro forma adjustments were prepared based on current accounting principles generally accepted in the United States, which we refer to in this proxy statement as "US GAAP," for accounting for financial guaranty insurance contracts. US GAAP for financial guaranty insurance contracts will change effective January 1, 2009. Pro forma adjustments prepared for periods as of or for a period ended subsequent to January 1, 2009 will reflect the new accounting requirements and thus differ from the pro forma adjustments presented below. Final adjustments are likely to result in a materially different purchase price, debt components or allocation of the purchase price.

        The pro forma per share data does not reflect revenue opportunities and cost savings that we expect to realize after the acquisition of FSAH. We cannot give you any assurance with respect to the estimated revenue opportunities and operating cost savings that are expected to be realized as a result of the acquisition of FSAH. The pro forma per share data does not reflect restructuring or exit costs that may be incurred by Assured or FSAH in connection with the acquisition of FSAH.

	Assured— Historical	Assured— Pro Forma(1)	FSAH— Historical		FSAH Equivalent Pro Forma
Net income (loss) per share—basic
Year ended December 31, 2007	$(4.46)	$(1.69)		(2)		(2)
Nine Months ended September 30, 2008	3.59	$(2.08)		(2)		(2)
Net income (loss) per share—diluted
Year ended December 31, 2007	(4.46)	$(1.69)		(2)		(2)
Nine Months ended September 30, 2008	3.55	$(2.08)		(2)		(2)
Cash dividends per share
Year ended December 31, 2007	0.160	0.160
Nine Months ended September 30, 2008	0.135	0.135
Book value per share as of September 30, 2008	22.98	21.05	(18.82	)(3)		(4)

(1)
Assured's pro forma data includes the effect of the acquisition of FSAH and the related financing on the basis described in the notes to the unaudited pro forma combined condensed financial statements included elsewhere in this proxy statement. The pro forma adjustments reflect the payment of $361 million in cash and issuance of 44,567,901 Assured common shares to Dexia Holdings. The pro forma adjustments assume funds for the $361 million cash payment were obtained from the issuance of 30,083,333 Assured common shares to the public at a purchase price of $12.00 per share. In the event Assured is able to sell additional Assured common shares in the offering at $12.00 per share and exercises its option to pay Dexia Holdings $8.10 per Assured common share in lieu of issuing 22,283,951 Assured common shares, the total number of Assured common shares outstanding on a pro forma basis would be reduced by 7,242,248 Assured common shares. In such event, Assured's pro forma book value per share as of September 30, 2008 would increase from $21.05 to $22.01 and its basic and diluted net loss per share for the year ended December 31, 2007 and nine months ended September 30, 2008 would change from $(1.69) and $(2.08), respectively, to $(1.78) and $(2.17), respectively. Cash dividends per share are based on Assured's historical dividend rates.

(2)
FSAH is not a publicly traded company and, accordingly, no information is presented regarding its earnings per share or equivalent pro forma earnings per share.

(3)
Book value per share for FSAH is calculated by dividing the book value of FSAH as of September 30, 2008 by 33,345,993 shares outstanding at such date (excludes 172,002 shares of treasury stock).

(4)
Equivalent book value per share of FSAH is calculated by multiplying the historical book value per share of FSAH by the exchange ratio of the number of FSAH shares to the number of Assured shares issued to consummate this transaction.

 Per Share Market Price Data

        Assured's common shares have been listed for trading on the NYSE under the symbol "AGO" since April 22, 2004. The following table sets forth on a per share basis the high and low sales prices for consolidated trading in Assured's common shares as reported on the NYSE and dividends for the quarters indicated.

	Price Range of Common Shares
			Dividends Paid per Common Share
	High	Low
2006
First Quarter	$27.45	$24.64	$0.035
Second Quarter	26.03	23.50	0.035
Third Quarter	27.40	24.40	0.035
Fourth Quarter	27.43	24.40	0.035
2007
First Quarter	$28.40	$25.90	$0.040
Second Quarter	31.99	26.65	0.040
Third Quarter	30.22	21.32	0.040
Fourth Quarter	29.46	13.34	0.040
2008
First Quarter	$26.98	$16.53	$0.045
Second Quarter	27.58	17.94	0.045
Third Quarter	20.64	7.95	0.045
Fourth Quarter (through December 22, 2008)	15.12	5.49	0.045

        The closing price of the Assured common shares on the NYSE on December 22, 2008 was $10.93.

        As of                        , 2009, there were                holders of record of the Assured common shares. This number excludes beneficial owners of Assured common shares held in "street name."

Summary Historical Consolidated Financial Data of FSAH

        The following table sets forth summary historical consolidated financial data for FSAH. The audited financial data have been derived from FSAH's audited financial statements. The interim financial data have been derived from FSAH's unaudited financial statements and include, in the opinion of FSAH's management, all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of the financial data. The results for the nine-month periods do not necessarily indicate the results to be expected for the full year. You should read the following information in conjunction with FSAH's financial statements and notes thereto and the other financial information included or incorporated by reference in this proxy statement.

  Reclassification

        Effective with the quarter ended March 31, 2008, FSAH reclassified the revenues, expenses and balance sheet items associated with financial guaranty contracts that its financial guaranty subsidiaries write in the form of credit default swaps, which we refer to in this proxy statement as "CDS," contracts. The reclassification does not change FSAH's net income (loss) or shareholder's equity. This reclassification is being adopted by FSAH after agreement with member companies of the Association of Financial Guaranty Insurers in consultation with the staffs of the Office of the Chief Accountant and the Division of Corporate Finance of the SEC. The reclassification is being implemented in order to increase comparability of FSAH's financial statements with other financial guaranty companies that have CDS contracts.

        In general, FSAH structures credit derivative transactions such that the method for making loss payments is similar to that for financial guaranty policies and generally occurs as losses are realized on the underlying reference obligation. Nonetheless, credit derivative transactions are governed by International Swaps and Derivatives Association, Inc. documentation and operates differently from financial guaranty insurance policies. Under US GAAP, CDS contracts are subject to derivative accounting rules and financial guaranty policies are subject to insurance accounting rules.

        In the "Summary of Operations" data below, FSAH has reclassified CDS revenues from "net earned premiums" to "realized gains and other settlements on credit derivatives."

	Nine Months Ended September 30,		Year Ended December 31,
	2008	2007	2007	2006	2005	2004	2003
	(dollars in millions, except per share amounts)
Summary of Operations:
Revenue
Net premiums earned	$280.9	$232.1	$317.8	$301.5	$314.9	$325.9	$298.7
Net investment income from general investment portfolio	199.3	176.3	236.7	218.9	200.8	172.1	154.0
Net interest income from financial products segment	523.5	800.0	1,079.6	858.2	487.9	194.7	89.1
Realized gains (losses) and other settlements on credit derivatives	98.8	72.4	102.8	87.2	89.2	69.1	57.7
Net unrealized (losses) gains on credit derivatives	(467.9)	(352.5)	(642.6)	31.8	11.1	56.4	34.8
Net realized and unrealized gains (losses) on derivative instruments	181.7	(11.3)	62.8	131.4	(183.6)	272.9	192.6
Expenses
Losses and loss adjustment expenses	1,230.9	19.1	31.6	23.3	25.4	20.6	34.5
Foreign exchange (gains) losses from financial products segment	1.1	44.0	138.5	159.4	(189.8)	91.3	118.3
Net interest expense from financial products segment	608.5	750.1	989.2	768.7	491.6	267.6	137.1
Net (loss) income	$(1,085.6)	$26.2	$(65.7)	$424.2	$326.1	$378.6	$298.1
Balance Sheet Data (at end of period)
Assets
General investment portfolio	$5,841.6	$5,040.7	$5,191.9	$4,872.4	$4,595.5	$4,281.8	$3,733.1
Financial products segment investment portfolio	13,108.0	19,607.0	19,213.2	17,537.1	14,002.0	9,546.7	5,760.1
Assets acquired in refinancing transactions	184.7	265.0	229.3	337.9	467.9	749.2	507.0
Total assets	25,048.7	27,704.4	28,331.5	25,774.1	22,001.6	17,081.0	12,407.6
Liabilities, minority interest, and shareholders' equity
Deferred premium revenue	3,150.3	2,794.7	2,870.7	2,653.3	2,375.1	2,095.4	1,845.0
Losses and loss adjustment expense reserve	1,249.5	245.6	274.6	228.1	205.7	179.9	233.4
Financial products segment debt	18,707.8	20,531.0	21,400.2	18,349.7	14,947.1	10,444.1	6,639.4
Notes payable	730.0	730.0	730.0	730.0	430.0	430.0	430.0
Common shareholders' equity	(627.4)	2,312.5	1,577.8	2,722.3	2,822.9	2,611.3	2,219.2

Summary Historical Consolidated Financial Data of Assured

        The following table sets forth summary historical consolidated financial data for Assured. The audited financial data have been derived from Assured's audited financial statements. The interim financial data have been derived from Assured's unaudited financial statements and include, in the opinion of Assured's management, all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of the financial data. The results for the nine-month periods do not necessarily indicate the results to be expected for the full year. You should read the following information in conjunction with Assured's financial statements and notes thereto and the other financial information included or incorporated by reference in this proxy statement.

Reclassification

        Effective with the quarter ended March 31, 2008, Assured reclassified the revenues, expenses and balance sheet items associated with financial guaranty contracts that our financial guaranty subsidiaries write in the form of CDS contracts. The reclassification does not change our net income (loss) or shareholder's equity. This reclassification is being adopted by Assured after agreement with member companies of the Association of Financial Guaranty Insurers in consultation with the staffs of the Office of the Chief Accountant and the Division of Corporate Finance of the SEC. The reclassification is being implemented in order to increase comparability of our financial statements with other financial guaranty companies that have CDS contracts.

        In general, Assured structures credit derivative transactions such that the method for making loss payments is similar to that for financial guaranty policies and generally occurs as losses are realized on the underlying reference obligation. Nonetheless, credit derivative transactions are governed by International Swaps and Derivatives Association, Inc. documentation and operates differently from financial guaranty insurance policies. Under US GAAP, CDS contracts are subject to derivative accounting rules and financial guaranty policies are subject to insurance accounting rules.

        In the "Statement of Operations Data" below, Assured has reclassified CDS revenues from "net earned premiums" to "realized gains and other settlements on credit derivatives." Loss and loss adjustment expenses and recoveries that were previously included in "loss and loss adjustment expenses (recoveries)" have been reclassified to "realized gains and other settlements on credit derivatives," as well. Portfolio and case loss and loss adjustment expenses have been reclassified from "loss and loss adjustment expenses (recoveries)" and are included in "unrealized gains (losses) on credit derivatives," which previously included only unrealized mark to market gains or losses on Assured's contracts written in CDS form. In the consolidated balance sheet, Assured reclassified all CDS-related balances previously included in "unearned premium reserves," "reserves for losses and loss adjustment expenses," "prepaid reinsurance premiums," "premiums receivable" and "reinsurance balances payable" to either "credit derivative liabilities" or "credit derivative assets," depending on the net position of the CDS contract at each balance sheet date.

        These reclassifications had no impact on net income (loss), comprehensive income (loss), earnings (loss) per share, cash flows or total shareholders' equity.

	Nine Months Ended September 30,		Year Ended December 31,
	2008	2007	2007	2006	2005	2004	2003
	(dollars in millions, except per share amounts)
Statement of Operations Data:
Gross written premiums	$534.4	$195.4	$424.5	$261.3	$192.1	$222.8	$258.3
Net written premiums	521.8	180.3	408.0	255.8	159.1	114.6	401.7
Net earned premiums	184.0	113.6	159.3	144.8	139.4	98.7	180.3
Net investment income	120.2	94.2	128.1	111.5	96.8	94.8	96.3
Net realized investment (losses) gains	(18.0)	(1.9)	(1.3)	(2.0)	2.2	12.0	5.5
Realized gains and other settlements on credit derivatives	89.4	52.1	74.0	73.9	57.1	(13.1)	40.7
Unrealized gains (losses) on credit derivatives	332.6	(250.9)	(670.4)	11.8	4.4	137.4	113.2
Other income(1)	24.8	0.4	8.8	0.4	0.2	0.8	1.2

Total revenues	733.1	7.4	(301.6)	340.4	300.3	330.5	437.3

Loss and loss adjustment expenses (recoveries)	175.8	(11.8)	5.8	11.3	(63.9)	(48.2)	70.1
Profit commission expense	0.8	3.6	6.5	9.5	12.9	15.5	9.8
Acquisition costs	43.0	32.1	43.2	45.2	45.4	49.7	64.4
Other operating expenses	69.9	59.4	79.9	68.0	59.0	67.8	41.0
Other expense(2)	4.0	1.9	2.6	2.5	3.7	1.6	—
Interest expense	17.5	17.7	23.5	13.8	13.5	10.7	5.7

Total expenses	310.9	102.9	161.4	150.4	70.7	97.2	191.1

Income (loss) before provision (benefit) for income taxes	422.2	(95.5)	(463.0)	190.0	229.6	233.3	246.2
Provision (benefit) for income taxes	109.5	(52.3)	(159.8)	30.2	41.2	50.5	31.7

Net income (loss)	$312.7	$(43.2)	$(303.3)	$159.7	$188.4	$182.8	$214.5

Earnings (loss) per share:(3)
Basic	$3.59	$(0.64)	$(4.46)	$2.18	$2.55	$2.44	$2.86
Diluted	$3.55	$(0.64)	$(4.46)	$2.15	$2.53	$2.44	$2.86
Dividends per share	$0.135	$0.12	$0.16	$0.14	$0.12	$0.06	$—
Balance sheet data (end of period):
Investments and cash	$3,538.5	$2,639.2	$3,147.9	$2,469.9	$2,256.0	$2,157.9	$2,222.1
Prepaid reinsurance premiums	19.9	14.0	13.5	4.5	9.5	11.8	8.6
Total assets	4,442.7	3,133.0	3,762.9	2,931.6	2,689.8	2,689.0	2,829.6
Unearned premium reserves	1,231.8	707.3	887.2	631.0	524.6	507.2	488.2
Reserves for losses and loss adjustment expenses	165.9	106.1	125.6	115.9	117.4	217.2	440.3
Long-term debt	347.2	347.1	347.1	347.1	197.3	197.4	75.0
Total liabilities	2,352.7	1,528.7	2,096.4	1,280.8	1,028.3	1,161.4	1,392.0
Accumulated other comprehensive (loss) income	(78.9)	34.6	56.6	41.9	45.8	79.0	81.2
Shareholders' equity	2,089.9	1,604.4	1,666.6	1,650.8	1,661.5	1,527.6	1,437.6

(1)
Other income for nine months ended September 30, 2008 and the year ended December 31, 2007 included a change in fair value of $24.3 million and $8.3 million, respectively, related to Assured Guaranty Corp.'s committed capital securities entered into in April 2005. The change in fair value was $0 for nine months ended September 30, 2007 and the years ended December 31, 2006 and 2005.

(2)
Amounts for 2005 represent investment banking fees and put option premiums associated with AGC's $200.0 million committed capital securities, while 2007 and 2006 include put option premiums. During 2004, a goodwill impairment of $1.6 million was recognized for the trade credit business which Assured exited as part of its strategy in connection with its initial public offering. The goodwill arose from the acquisition of our predecessor by ACE Limited, our former parent, as of December 31, 1999. Beginning January 1, 2002, goodwill is no longer amortized, but rather is evaluated for impairment at least annually in accordance with FAS No. 142, "Goodwill and Other Intangible Assets." No such impairment was recognized in the nine months ended September 30, 2008 and 2007 and the years ended December 31, 2006, 2005 or 2003.

Summary Unaudited Pro Forma Combined Condensed Financial Data of Assured

        The following describes the pro forma effect of the acquisition of FSAH (1) the balance sheet data of Assured as of September 30, 2008, (2) the statement of operations data of Assured for the year ended December 31, 2007 and (3) the statement of operations data for Assured for the nine months ended September 30, 2008.

        This information is only a summary. You should read the unaudited pro forma combined condensed financial statements and other information and the accompanying notes that are included elsewhere in this proxy statement.

        You should also read the historical information and related notes of Assured and FSAH that are incorporated by reference into this proxy statement.

        The unaudited pro forma combined condensed balance sheet data shows the estimated effects of the acquisition of FSAH as if it had occurred on September 30, 2008. The unaudited pro forma combined condensed statements of operations data for the year ended December 31, 2007 and the nine months ended September 30, 2008 show the estimated effects of the acquisition of FSAH as if it had occurred on the first day of the period presented (i.e., January 1, 2007 and January 1, 2008, respectively). We are providing the unaudited pro forma combined condensed financial data for informational purposes only. It does not necessarily represent or indicate what the financial position and results of operations of Assured would actually have been had the acquisition of FSAH and other pro forma adjustments in fact occurred at the dates indicated. It also does not necessarily represent or indicate the future financial position or results of operations Assured will achieve after the acquisition of FSAH.

        The pro forma adjustments reflect the payment of $361 million in cash and issuance of 44,567,901 Assured common shares to Dexia Holdings. The pro forma adjustments assume funds for the $361 million cash payment were obtained from the issuance of 30,083,333 Assured common shares to the public at a purchase price of $12.00 per share. In the event Assured is able to sell additional Assured common shares in the offering at $12.00 per share and exercises its option to pay Dexia Holdings $8.10 per Assured common share in lieu of issuing 22,283,951 Assured common shares, the total number of Assured common shares outstanding on a pro forma basis would be reduced by 7,242,248 Assured common shares. In such event, Assured's basic and diluted net loss per share for the year ended December 31, 2007 and nine months ended September 30, 2008 would change from $(1.69) and $(2.08), respectively, to $(1.78) and $(2.17), respectively.

        The pro forma financial information does not reflect revenue opportunities and cost savings that we expect to realize after the acquisition of FSAH. We cannot give you any assurance with respect to the estimated revenue opportunities and operating cost savings that are expected to be realized as a result of the acquisition of FSAH. The pro forma financial information also does not reflect non-recurring charges relating to integration activities or exit costs that may be incurred by Assured or FSAH in connection with the acquisition of FSAH.

	Nine Months Ended September 30, 2008	Year Ended December 31, 2007
	(dollars in millions, except per share amounts)
Statement of Operations Data:
Net earned premiums	$542,832	$593,700
Net (loss) income	(335,569)	$(315,263)
(Loss) earnings per share
Basic	(2.08)	$(1.69)
Diluted	(2.08)	$(1.69)
Balance Sheet Data (at end of period):
Total assets	$15,916,439
Unearned premium reserves	5,139,691
Reserves for losses and loss adjustment expenses	1,348,238
Long-term debt	669,906
Shareholders' equity	3,485,031
Book value per share	21.05

RISK FACTORS

        In addition to the other information included or incorporated by reference in this proxy statement, you should carefully consider the material risks described below in deciding whether to vote for approval of the proposals presented in this proxy statement. Additional risks and uncertainties not presently known to us or that are not currently believed to be material, if they occur, also may adversely affect the proposed acquisition of FSAH and Assured following the acquisition.

         Loss reserve estimates are subject to uncertainties and loss reserves may not be adequate to cover potential paid claims.

        The financial guaranties issued by Assured and FSA insure the financial performance of the obligations guaranteed over an extended period of time, in some cases over 30 years, under policies that Assured and FSA have, in most circumstances, no right to cancel. The acquisition of FSAH will increase our net par outstanding from approximately $227.3 billion to approximately $651.3 billion. As a result of the lack of statistical paid loss data due to the low level of paid claims in our financial guaranty business and in the financial guaranty industry in general, particularly, until recently, in the structured asset-backed area, we do not use traditional actuarial approaches to determine loss reserves. The establishment of the appropriate level of loss reserves is an inherently subjective process involving numerous estimates, assumptions and judgments by management, using both internal and external data sources with regard to frequency and severity of loss. Actual losses will ultimately depend on events or transaction performance that will occur in the future. Therefore, we cannot assure you that current estimates of probable and estimable losses reflect the actual losses that we may ultimately incur. Actual paid claims could exceed our estimate and could significantly exceed our loss reserves, which may result in adverse effects on our financial condition, ratings and ability to raise needed capital.

         We may have exposure through financial guaranty insurance policies to FSAH's financial products business which we are not acquiring.

        FSAH, through its financial products subsidiaries, offers FSA-insured GICs and other investment agreements, including MTNs. In connection with the acquisition, FSAH is expected to transfer to Dexia Holdings the ownership interests in certain of its financial products subsidiaries. Even if FSAH no longer owns such financial products subsidiaries, FSA's guarantees of the GICs and MTNs will remain in place. While Dexia Holdings and FSAH have entered into and are entering into a number of agreements pursuant to which Dexia Holdings or other Dexia affiliates will guarantee the assets and liabilities of the GIC subsidiaries for the benefit of FSA (and, if FSAH continues to own FSAM and the GIC subsidiaries; indemnify Assured for losses arising after the closing of the acquisition from the assets, liabilities, operations and business of the financial products business) FSA may still be subject to certain risks, including credit and liquidity risks, associated with FSAH's financial products business. To the extent FSA is required to pay any amounts on financial products written by FSAH's financial products subsidiaries, FSA will be subject to the risk that it will not receive the guarantee payment from Dexia Holdings or its affiliates before it is required to make the payment under its financial guarantee policies or that it will not receive the guarantee payment at all. See "The Stock Purchase Agreement and Ancillary Agreements—Financial Products Agreements."

         We will have substantial credit and liquidity exposure to Dexia.

        Dexia Holdings and its affiliates have entered into and are entering into a number of agreements pursuant to which Dexia Holdings or other Dexia affiliates will guarantee certain amounts, lend certain amounts or lend securities to or in respect of FSAH's financial products business. In addition, Dexia Holdings has agreed (directly or through an affiliate) to provide a liquidity facility to FSAH in respect of the leveraged tax lease debt defeasance business FSAH is retaining. As a result of these various agreements, Assured will be subject to the risk that Dexia Holdings or its various affiliates may not make such amounts or securities available on a timely basis, which is referred to as "liquidity risk" because the beneficiary of the agreement would be required to fund the necessary amounts, or at all, which is referred to as "credit risk" because of the risk of default. Even if Dexia Holdings and affiliates have sufficient assets to pay all amounts when due, concerns regarding Dexia's financial condition could cause one or more rating agencies to view negatively the ability of Dexia Holdings and its affiliates to perform under their various agreements and could negatively affect FSA's ratings.

        Dexia Holdings and FSAH have entered into and are entering into a number of agreements pursuant to which Dexia Holdings or other Dexia affiliates will guarantee the assets and liabilities of the GIC subsidiaries for the benefit of FSA (and, if FSAH continues to own FSAM and the GIC subsidiaries, indemnify Assured for losses arising after the closing of the acquisition from the assets, liabilities, operations and business of FSAH's financial products business). Dexia has also agreed to post from time to time eligible collateral (other than any assets of FSAM owned as of the closing date) having an aggregate value (subject to customary "haircuts") equal to the excess of (i) the aggregate principal amount of all outstanding GICs over (ii) the aggregate mark-to-market value of FSAM's assets. Under specified circumstances, including issuance of the sovereign guarantees, Dexia will be relieved, in whole or in part, of its obligation to post collateral. See "The Stock Purchase Agreement and Ancillary Agreements—Financial Product Agreements." As of September 30, 2008, the liabilities of FSAH's financial products business exceeded their assets by approximately $4.3 billion (before any tax effects). To the extent FSA is required to pay any amounts in respect of liabilities of FSAH's financial products subsidiaries, FSA will be subject to the risk that it will not receive the guarantee payment from Dexia Holdings or its affiliate before it is required to make the payment under its financial guarantee policy or that it will not receive the guarantee payment at all.

        Dexia Holdings and/or it affiliates have also entered into agreements to:

  •
  provide a $5 billion revolving line of credit to FSAM;

  •
  provide capital contributions to FSAH, not to exceed $500 million in the aggregate, equal to the economic losses on assets owned by FSAM for which other than temporary impairments have been determined in accordance with FSAH's accounting principles for the quarter ending immediately prior to the contribution date, less certain realized tax benefits, if any, arising from those economic losses; and

  •
  lend FSAM up to $3.5 billion of securities eligible to act as collateral for GICs.

        All of these agreements are described under "The Stock Purchase Agreement and Ancillary Agreements—Financial Product Agreements—Pre-Existing Agreements."

        Dexia Holdings has agreed to (or cause an affiliate to) provide a liquidity facility for the purpose of covering the liquidity risk arising out of claims payable in respect of "strip coverages" included in FSAH's leveraged tax lease debt defeasance business. The initial commitment under this facility will not exceed $2 billion, subject to adjustment to $1 billion under specified conditions. See "The Stock Purchase Agreement and Ancillary Agreements—Financial Product Agreements—Strip Coverage Liquidity Facility."

         Restrictions on the conduct of FSA's business after the closing will limit Assured's operating and financial flexibility.

        Under the stock purchase agreement, Assured has agreed to conduct its business, including the business it acquires from FSAH, subject to certain restraints described under "The Stock Purchase Agreement and Ancillary Agreements—Post-Closing Conduct of Business." These restrictions will generally continue for three years after the closing of the acquisition. Among other things, Assured has agreed that unless FSA is rated below A+, FSA will not write any business except municipal bond and infrastructure bond insurance, whether written directly, assumed, reinsured or occurring through any merger transaction. Assured has also agreed that FSA will not repurchase, redeem or pay any dividends in relation to any class of equity interests unless (i) (A) at such time FSA is rated at least AA- by S&P, AA- by Fitch and Aa3 by Moody's (if such rating agencies still rate financial guaranty insurers generally) and (B) the aggregate amount of such dividends in any year does not exceed $25 million or (ii) FSA receives prior rating agency confirmation that such action would not cause any rating currently assigned to FSA to be downgraded immediately following such action. These agreements will limit Assured's operating and financial flexibility.

         Although we expect that the acquisition of FSAH will result in benefits to Assured, we may not realize those benefits because of integration difficulties.

        Integrating the operations of Assured and FSAH successfully or otherwise realizing any of the anticipated benefits of the acquisition of FSAH, including anticipated cost savings and additional revenue opportunities, involve a number of potential challenges. The failure to meet these integration challenges could seriously harm our results of operations and the market price of the Assured common shares may decline as a result.

        Realizing the benefits of the acquisition will depend in part on the integration of information technology, operations and personnel. These integration activities are complex and time-consuming and we may encounter unexpected difficulties or incur unexpected costs, including:

  •
  diversion of management attention from ongoing business concerns to integration matters;

  •
  difficulties in consolidating and rationalizing information technology platforms and administrative infrastructures; and

  •
  difficulties in combining corporate cultures, maintaining employee morale and retaining key employees.

        We may not successfully integrate the operations of Assured and FSAH in a timely manner and we may not realize the anticipated net reductions in costs and expenses and other benefits and synergies of the acquisition of FSAH to the extent, or in the time frame, anticipated. In addition to the integration risks discussed above, our ability to realize these net reductions in costs and expenses and other benefits and synergies could be adversely impacted by practical or legal constraints on our ability to combine operations.

         The acquisition of FSAH is subject to the receipt of consents and approvals from government entities that may not be received or that may impose conditions that could have an adverse effect on Assured following the completion of the acquisition.

        We cannot complete the acquisition unless we receive various consents, orders, approvals and clearances from antitrust and other authorities in the United States and elsewhere. While we believe that we will receive the requisite regulatory approvals from these authorities, we cannot assure you of this. In addition, these authorities may impose conditions on the completion of the acquisition of FSAH or require changes to the terms of the acquisition. For example, the authorities may require divestiture of certain assets as a condition to the closing of the acquisition. We are not obligated to agree to divest assets in order to obtain regulatory approval of the proposed acquisition if such divestiture would have a material adverse effect on Assured and its subsidiaries (including FSAH and its subsidiaries (other than the financial products subsidiaries)) taken as a whole after the acquisition. While we do not currently expect that any such conditions or changes would be imposed, we cannot assure you that they will not be, and such conditions or changes could have the effect of delaying completion of the acquisition or imposing additional costs on or limiting the revenues of Assured following the acquisition, any of which may have an adverse effect on us following the acquisition. See

"The Transaction—Regulatory Approvals Required for the Transaction" and "The Stock Purchase Agreement—Closing Conditions" for a more detailed discussion.

         Subject to certain limitations, Dexia Holdings may sell Assured common shares at any time following the one year anniversary of the acquisition, which could cause our stock price to decrease.

        Dexia Holdings has agreed not to transfer any of the Assured common shares received in connection with the acquisition at any time prior to the one year anniversary of the stock purchase agreement. Assured has agreed to register all of such Assured common shares under the Securities Act. The sale of a substantial number of Assured common shares by Dexia Holdings or our other stockholders within a short period of time could cause Assured's stock price to decrease, make it more difficult for us to raise funds through future offerings of Assured common shares or acquire other businesses using Assured common shares as consideration.

         You will experience a reduction in percentage ownership and voting power with respect to Assured common shares as a result of the acquisition.

        In connection with the transaction, we will issue to Dexia Holdings up to 44,567,901 Assured common shares. In order to finance the cash portion of the purchase price under the stock purchase agreement, we expect to issue additional Assured common shares having a value of approximately $361 million, or approximately 33 million Assured common shares based upon the closing price of the Assured common shares on the NYSE on December 22, 2008. Therefore, following the completion of the acquisition, holders of Assured common shares will experience a substantial reduction in their respective percentage ownership interests and effective voting power relative to their respective percentage ownership interests in Assured common shares and effective voting power prior to the acquisition.

THE SPECIAL GENERAL MEETING

        This section contains information about the special general meeting of Assured's shareholders that has been called to consider and approve the issuance of up to 44,567,901 Assured common shares to Dexia Holdings or its designated affiliate under the stock purchase agreement and the issuance of Assured common shares to the WLR Funds under the WLR Backstop Commitment.

        Together with this proxy statement, Assured is also sending you a notice of the special general meeting and a form of proxy that is solicited by Assured's board of directors. The special meeting will be held on                        , 2009 at the [Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Hamilton, Bermuda at [8:00 a.m. Atlantic Time.]]

Matters to be Considered

        There are two proposals scheduled to be voted on at the special general meeting:

  •
  a proposal for approval of the issuance of Assured common shares to Dexia Holdings or its designated affiliate pursuant to the stock purchase agreement and in connection with Assured's acquisition of FSAH; and

  •
  a proposal for the approval of the issuance of Assured common shares to the WLR Funds pursuant to the WLR Backstop Commitment.

Proxies

        Each copy of this proxy statement mailed to holders of Assured common shares is accompanied by a form of proxy with instructions for voting by mail, by telephone or through the Internet. If your Assured common shares are registered directly in your name with Assured's transfer agent, BNY Mellon Shareowner Services, you have the right to grant your voting proxy directly to Assured or to vote in person at the special general meeting.

        To vote by proxy, you must properly fill in your proxy card and send it to us in time to vote; your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by Assured's board of directors "FOR" both of the proposals described above. If any other matter is presented, your proxy will vote in accordance with the best judgment of the individuals named on your proxy card. As of the date of this proxy statement, we knew of no matters that needed to be acted on at the special general meeting, other than those discussed in this proxy statement.

        Instead of submitting your vote by mail on the enclosed proxy card, you may be able to vote via the Internet or by telephone. If you are a shareholder of record, you may vote by telephone, or electronically through the Internet, by following the instructions provided on your proxy card.

        If your shares are held in a stock brokerage account or by a bank or other nominee, commonly referred to as "street name" you must direct your broker or nominee on how to vote your shares.

        If you are a beneficial owner and held your shares in "street name," you may need to contact your bank or broker to determine whether you will be able to vote by telephone or electronically through the Internet. Your broker or nominee has enclosed a voting instruction card for you to use in directing your broker or nominee as to how to vote your shares. You may also be able vote on the Internet or by telephone and should check with your broker or nominee as to how to do so. Even if your shares are held in "street name,:" you may attend the special general meeting and may vote your Assured common shares if you bring to the special general meeting an account statement or letter from the broker, bank or other nominee indicating that you are the owner of the shares and a signed proxy from the shareholder of record giving you the right to vote the shares. The account statement or letter must show that you were beneficial owner of the shares on                         , 2009.

        You may revoke your proxy by following any of the procedures described below:

  •
  sending in another signed proxy with a later date or resubmitting your vote by telephone or the Internet,

  •
  sending a letter revoking your proxy to Assured's Secretary at 30 Woodbourne Avenue, Hamilton HM 08, Bermuda, or

  •
  attending the special general meeting and voting in person.

        If you wish to revoke your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.

Solicitation of Proxies

        Assured will pay all the costs of soliciting proxies. Assured's directors and employees may also solicit proxies by telephone, by fax or other electronic means of communication, or in person. Assured will request that banks, brokers, and other record holders send proxies and proxy material to the beneficial owners of Assured common shares and secure their voting instructions. Assured will reimburse the record holders for their reasonable expenses in taking those actions. Assured has also made arrangements with Georgeson Inc. to assist it in soliciting proxies and has agreed to pay them $                        , plus reasonable expenses for these services.

Record Date

                  , 2009 is the record date for the special general meeting. If you owned Assured common shares at the close of business on          , 2009, you are entitled to vote. On that date,                         Assured common shares were outstanding and entitled to vote at the special general meeting, including unvested restricted common shares (but excluding 5,354,116 common shares held by Assured's subsidiary, Assured Guaranty US Holdings Inc.). Assured's common shares are its only class of voting stock.

Voting Rights and Vote Required

        In general, you have one vote for each Assured common share that you owned at the close of business on                , 2009, except that if, and so long as, the "controlled shares," which Assured's Bye-laws define generally to include all Assured common shares directly, indirectly or constructively owned or beneficially owned by any person or group of persons, owned by any "United States person," as defined in the U.S. Internal Revenue Code of 1986, as amended, which we refer to in this proxy statement as the "Internal Revenue Code," constitute 9.5% or more of Assured's issued common shares, the voting rights with respect to the controlled shares owned by such person will be limited, in the aggregate, to a voting power of approximately 9.5%, pursuant to a formula specified in Assured's Bye-Laws. The Assured common shares owned by the WLR Funds are subject to this voting restriction and, as a result, the voting rights of all other shareholders will be increased accordingly. The accompanying proxy card indicates the number of Assured common shares you are entitled to vote, without giving effect to the controlled share rule described above.

        To have a quorum for the special general meeting, two or more persons must be present, in person or by proxy, representing more than 50% of the Assured common shares that were outstanding on          , 2009. As of          , 2009, Assured's subsidiary, Assured Guaranty US Holdings Inc., owned 5,354,116 Assured common shares. While it does not intend to vote these shares at the upcoming Special General Meeting, it does intend for these shares to be present at the meeting so they will be counted toward the quorum.

        The approval of the issuance of Assured common shares to Dexia Holdings or its designated affiliate under the stock purchase agreement and the issuance of Assured common shares to the WLR Funds under the WLR Backstop Commitment requires the affirmative vote of a majority of the votes cast on the proposal at the special general meeting provided that the total votes cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal.

        A broker "non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Assured common shares owned by shareholders electing to abstain from voting with respect to any proposal and broker "non-votes" will be counted toward the presence of a quorum but will not be considered present and voting with respect to matters to be voted upon at the special general meeting. Therefore, abstentions and "broker non-votes" could have the same effect as votes cast against approval if they cause the total votes cast on the matter to be 50% or less of the total voting power entitled to vote on the proposal.

        ACE Bermuda Insurance Ltd., which owns approximately 21.1% of the outstanding Assured common shares, has agreed to vote, subject to customary conditions, in favor of the issuance of Assured common shares to Dexia Holdings or its designated affiliate under the stock purchase agreements.

        We will publish the voting results in the first annual report on Form 10-K or quarterly report on Form 10-Q that we file with the SEC after the special general meeting. You can find such report on Assured's web site at www.assuredguaranty.com.

        Your vote is very important. Whether or not you plan to attend the meeting, your vote on these matters is important to us. Please complete, sign and return the enclosed proxy card in the envelope provided. Alternatively, you can vote your proxy by telephone or through the Internet by following the instructions on the enclosed proxy card.

Recommendation of the Assured Board of Directors

        All of Assured's directors (other than Wilbur L. Ross, Jr., who did not vote on the matter) voted in favor of approving the stock purchase agreement and the WLR Backstop Commitment. Assured's board of directors determined that the acquisition of FSAH is advisable and in the best interests of Assured and its shareholders and recommends that you vote "FOR" approval of the issuance of Assured common shares to Dexia Holdings or its designated affiliate pursuant to the stock purchase agreement and the issuance of Assured common shares to the WLR Funds pursuant to the WLR Backstop Commitment. See "The Acquisition—Reasons for the Transaction; Recommendation of the Assured Board of Directors" for a more detailed discussion of the Assured board of directors' recommendation.

Attending the Meeting

        You may vote shares held directly in your name as the shareholder of record in person at the special general meeting. If you choose to vote your shares in person at the special general meeting, please bring the enclosed proxy card or proof of identification. Shares held in "street name" may be voted in person by you only if you obtain a signed proxy from the shareholder of record giving you the right to vote the shares. If your shares are held in the name of your broker, bank or other nominee, you must bring to the special general meeting an account statement or letter from the broker, bank or other nominee indicating that you are the owner of the shares and a signed proxy from the shareholder of record giving you the right to vote the shares. The account statement or letter must show that you were beneficial owner of the shares on          , 2009.

        Even if you plan to attend the special general meeting, Assured recommends that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the special general meeting.

        You can obtain directions to attend the special general meeting by contacting Natasha Medeiros at 441-299-9375 or at nmedeiros@assuredguaranty.com.

Dissenter's Rights

        Under applicable Bermuda law, Assured shareholders do not have dissenters' or appraisal rights in connection with the issuance of common shares to Dexia Holdings or its designated affiliate or to the WLR Funds.

Material Tax Consequences to Assured Shareholders

        The issuance of Assured common shares to Dexia Holdings or its designated affiliate and the WLR Funds is not expected to have a material adverse tax consequence to Assured or its shareholders. For a further description, see "The Stock Purchase Agreement and Ancillary Agreements—Tax Discussion."

Questions

        If you have any questions about the special general meeting or voting, please contact James M. Michener, Assured's Secretary, at 441-278-6679 or at jmichener@assuredguaranty.com. If you have any questions about your ownership of Assured common shares, please contact Sabra Purtill, Assured's Managing Director, Investor Relations and Strategic Planning, at 441-278-6665 or 212-408-6044 or at spurtill@assuredguaranty.com.

 THE ACQUISITION

Background of the Acquisition

        At various times, Assured's board of directors has engaged with Assured's senior management in strategic reviews, including reviews of acquisitions of companies and portfolios of insured risks.

        Following a number of years in which delinquency and default rates were comparatively low across the residential mortgage, consumer finance and corporate finance credit markets, in 2007 and 2008, mortgage performance deteriorated rapidly, exceeding the most conservative historical loss expectations. For the first time since the Great Depression, year-over-year home prices declined across the entire United States, not just regionally. As projected losses on subprime and other residential mortgage-backed securities increased, some mortgage lenders failed, and rating agencies downgraded many mortgage-related securities.

        As a result of losses related to mortgage-related securities and collateralized debt obligations, which we refer to in this proxy statement as "CDOs," of asset-backed securities and CDOs of CDOs of asset-backed securities (commonly referred to as CDOs Squared), a number of Assured's and FSAH's competitors in the financial guaranty industry announced sharp increases in projected losses on insured transactions in the first quarter 2008 and subsequently were downgraded or placed on credit watch, negative outlook or review for further downgrade by the major securities rating agencies. Losses on mortgage-backed securities also adversely affected the value of companies' invested assets.

        Beginning in the fourth quarter of 2007, FSAH increased holdings of short-term, lower-yielding investments in order to meet anticipated liquidity requirements in its financial products business resulting from losses on mortgage-backed securities. It also entered into agreements for new lines of liquidity. On June 30, 2008, FSAM entered into an agreement pursuant to which Dexia Crédit Local and Dexia Bank Belgium provide a $5.0 billion line of credit, to address liquidity requirements of FSAH's financial products business. In addition, on November 13, 2008, FSAH entered into two new agreements with Dexia and its affiliates in support of its financial products business, which provide additional protection through a $3.5 billion collateral swap facility and a $500 million capital facility to cover economic losses beyond the $316.5 million of pre-tax loss estimated at the end of June 2008.

        On July 21, 2008, Moody's Investors Service Inc., which we refer to in this proxy statement as "Moody's," placed FSA's Triple-A rating on "review for possible downgrade." In announcing the review for possible downgrade, Moody's stated that it had re-estimated expected and stress loss projections on FSA's aggregate insured portfolio. On October 8, 2008, Standard & Poor's Ratings Services, which we refer to in this proxy statement as "S&P," placed FSA's Triple-A rating on "negative credit watch." On October 9, 2008, Fitch Inc., which we refer to in this proxy statement as "Fitch," also placed FSA's Triple-A rating on "negative credit watch." On November 21, 2008, Moody's downgraded the financial strength rating of FSA to Aa3 with developing outlook.

        In September 2008, Dexia announced the provision of capital support to Dexia by the governments of Belgium, France and Luxembourg, which was followed by changes in Dexia senior management. Following such developments, Dexia announced its intention to refocus on its basic business lines and its decision to explore options to reduce its risk related to FSAH.

        Dexia engaged Goldman Sachs International and Goldman, Sachs & Co., which together we refer to in this proxy statement as "Goldman Sachs," to advise it with respect to a possible sale of FSAH, and an initial meeting took place on September 8, 2008. As a part of the sale process, Goldman Sachs contacted potential bidders, including Assured, and informed them of the proposed transaction, and the potential bidders executed confidentiality and non-disclosure agreements. In early October 2008, a representative of Goldman Sachs contacted a representative of Assured and WL Ross & Co. LLC, which we refer to in this proxy statement as "WL Ross," to advise Assured and WL Ross that Dexia was considering a possible sale of FSAH, and on October 9, 2008 and October 16, 2008, WLR Ross and Assured, respectively, executed confidentiality and non-disclosure agreements with Dexia.

        On October 16, 2008, certain members of senior management of Assured attended a management presentation given by members of FSAH's senior management. Between October 16, 2008 and October 30, 2008, Assured conducted a preliminary due diligence investigation of FSAH's financial guarantee business. During this time, FSAH gave management presentations to other potential bidders and responded to information requests and held follow-up discussions with the potential bidders.

        On October 23, 2008, Goldman Sachs delivered a process letter and other materials to Assured and the other potential bidders that outlined the procedures and proposed structure of the transaction. In those letters, Goldman Sachs, on behalf of Dexia, requested bid proposals by October 30, 2008.

        On October 29, 2008, Assured's board of directors met telephonically and were apprised by Assured's management of the potential of a strategic transaction involving FSAH. At that meeting, Assured's management briefly reviewed the strategic benefits of a transaction involving FSAH and the likely financial parameters. Without taking specific action, Assured's board of directors expressed its support for the submission of a non-binding offer to acquire FSAH, but excluding its financial products business.

        On October 30, 2008, in response to Dexia's invitation, Assured submitted a non-binding offer to acquire all of the outstanding capital stock of FSAH, excluding FSAH's financial products business. In its offer letter, Assured offered total consideration of approximately 35% of FSAH's closing date U.S. GAAP shareholders' equity after giving effect to the removal of FSAH's financial products subsidiaries. Assured offered consideration consisting of an equal amount of cash and Assured common shares. The offer was subject to a number of conditions, including approval by Assured's board of directors.

        During the next few days, Goldman Sachs and Dexia reviewed the terms of the various offers received. Goldman Sachs also contacted Assured's financial advisor, Banc of America Securities, to discuss several points in Assured's proposal.

        On November 5, 2008, representatives of Dexia Holdings, Goldman Sachs, Cleary Gottlieb Steen & Hamilton LLP, which we refer to in this proxy statement as "Cleary Gottlieb," Dexia Holdings' counsel, Assured, Assured's legal advisors, Mayer Brown LLP, which we refer to in this proxy statement as "Mayer Brown," and Assured's financial advisor discussed various transaction structures.

        During the week of November 3, 2008, Assured's management, with the assistance of Assured's financial advisor, formulated a plan to finance the cash portion of the purchase price. In light of the capital requirements imposed by rating agencies, it was determined that the cash portion of the purchase price would be raised through the issuance of additional Assured common shares. In order to mitigate the risk of having to execute a public offering of common shares, Assured began exploring obtaining a backstop commitment from one or more of Assured's large shareholders.

        At its regularly scheduled November 4-6, 2008 meeting, Assured's board of directors discussed the potential transaction involving FSAH. At that meeting, members of Assured's management discussed FSAH's business, prospects and financial condition as well as the strategic rationale for the acquisition. Members of senior management of Assured also discussed the results of its initial due diligence investigation of FSAH and presented to the board of directors an overview of the expected terms of the transaction. Following review and discussion among the members of the Assured board of directors, including consideration of the factors described under "—Reasons for the Transaction; Recommendation of the Assured Board of Directors," all of the members of Assured's board of directors (other than Mr. Ross who was not present at the meeting) voted to approve the acquisition of FSAH with the consideration to be payable in cash and in Assured common shares. Assured's board also approved the issuance of Assured common shares to pay the cash portion of the purchase price, including through the issuance of such shares to existing shareholders of Assured. Assured's board of directors approved the calling of a special general meeting of shareholders to approve the various issuances of common shares in accordance with NYSE rules and voted to recommend that Assured's shareholders approve such issuances. Finally, Assured's board also established a special acquisition committee consisting of Francisco L. Borges, G. Lawrence Buhl, Robin Monro-Davies and Walter A. Scott to approve on behalf of the board of directors the final terms of the transaction and to take such further action on behalf of the board of directors as might be necessary in connection with the transaction.

        In light of the fact that the Assured common shares might be issued to existing shareholders of Assured, the issuance of common shares pursuant to backstop arrangements with existing shareholders was also approved by both Assured's audit committee and nominating and governance committees.

        During the course of the succeeding few days, Assured continued performing its due diligence investigation of FSAH and working with Dexia Holdings and Cleary Gottlieb on the structure of the transaction. In addition, Assured's chief executive officer approached Wilbur L. Ross Jr., a director of Assured and the managing member of WLR Fund IV to determine the WLR Funds' interest in providing a backstop commitment in the event Assured was unable to successfully complete a public offering. Mr. Ross, on behalf of the WLR Funds, indicated that the WLR Funds would be willing, subject to agreement upon the specific terms and conditions, to provide such a backstop commitment.

        From November 9, 2008 through November 13, 2008, representatives of Assured and its legal and financial advisors met with representatives of Dexia Holdings and its legal and financial advisors to negotiate the stock purchase agreement and ancillary documents.

        On November 10, 2008, Dexia agreed in writing to negotiate exclusively with Assured until 11:59 p.m. (New York City time) on November 13, 2008. On November 10, 2008, Dexia and Assured also signed a confidentiality and non-disclosure agreement facilitating Dexia's due diligence review of Assured.

        On November 11, 2008, representatives of Dexia Holdings and Goldman Sachs attended management presentations given by members of Assured's senior management. Between November 10, 2008 and November 13, 2008, representatives of Dexia Holdings, Goldman Sachs and Cleary Gottlieb conducted due diligence sessions telephonically and in person with members of Assured's senior management and Assured's outside legal advisors and auditors.

        On November 11, 12 and 13, 2008, representatives of Assured and Mayer Brown had numerous conversations with representatives of the WLR Funds and Jones Day, the WLR Funds' counsel, regarding the terms of the WLR Backstop Commitment.

        On November 12, 2008, representatives of Dexia Holdings and ACE Bermuda Insurance Ltd, which we refer to in this proxy statement as "ACE Bermuda," negotiated, with the assistance of representatives of Assured, a form of voting agreement pursuant to which ACE Bermuda would agree to vote its Assured common shares in favor of approval of the share issuances.

        On November 12 and 13, 2008, representatives of Dexia Holdings, Cleary Gottlieb, the WLR Funds and Jones Day negotiated a form of voting agreement pursuant to which the WLR Funds would agree to vote their Assured common shares at the special general meeting.

        On November 12, 2008, Assured's board of directors met telephonically to consider the transactions. Members of senior management of Assured and Assured's legal and financial advisors also participated in the meeting. Assured's board of directors was provided with an overview of the terms and structure of the proposed transaction. At the meeting, Assured's financial advisor reviewed with the board of directors of Assured certain financial aspects of the transaction. In addition, Mayer Brown reviewed with the Assured board of directors the legal terms of the proposed transaction.

        On November 13, 2008, the special acquisition committee of Assured's board of directors met telephonically. Members of senior management of Assured and representatives of Assured's legal and financial advisors also participated in the meeting. The special acquisition committee was provided with an overview of the final terms and structure of the proposed transaction which were within the financial parameters previously approved by the board of directors. After the conclusion of the telephone call, the members of the special acquisition committee executed a unanimous written consent approving the final terms of the acquisition and the form of the stock purchase agreement.

        In connection with the execution of the stock purchase agreement, Banc of America Securities delivered to Assured's board of directors a written opinion dated November 14, 2008, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its opinion, the aggregate consideration of $361 million in cash and 44,567,901 Assured common shares (valued at $8.10 per share) to be paid by Assured to Dexia Holdings for the acquisition of FSAH was fair, from a financial point of view, to Assured.

        Following final approval of Assured's special acquisition committee on behalf of Assured's board of directors, the parties and their counsel continued to work to finalize the stock purchase agreement, and early in the morning on November 14, 2008, the parties executed the stock purchase agreement, the WLR Funds delivered the WLR Backstop Commitment, the WLR Funds and ACE Bermuda delivered their voting agreements and the transaction was announced in press releases issued by Dexia and Assured.

        Subsequently, the parties prepared and filed the necessary applications for regulatory approval of the acquisition.

Reasons for the Transaction; Recommendation of the Assured Board of Directors

        At a number of meetings, both in person and telephonic, Assured's board of directors discussed with management and Assured's legal and financial advisors various aspects of the acquisition. Wilbur L. Ross, Jr., an affiliate of the WLR Funds, did not participate in any of the deliberations or voting with respect to the acquisition. After discussion and careful deliberation over the course of a number of weeks, Assured's board of directors concluded that the acquisition is in the best interests of Assured and its shareholders.

        In reaching this conclusion, Assured's board of directors considered the future prospects of Assured on a standalone basis relative to its future prospects resulting from the transaction. Assured's board of directors also considered the strategic options available to Assured, including other potential transactional opportunities, and the risks and uncertainties associated with such alternatives. In evaluating the stock purchase agreement, the Assured board of directors consulted with Assured's management with respect to the transaction, with Assured's financial advisor with respect to certain financial aspects of the acquisition and with Assured's legal counsel as to the board's fiduciary duties and the terms of the stock purchase agreement and the other agreements entered into in connection with the stock purchase agreement. In reaching its determination to approve the stock purchase agreement, the Assured board of directors considered the following material factors:

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  The board of directors' knowledge of Assured's business, operations, financial condition and prospects and of FSAH's business, operations, financial condition and prospects, taking into account the results of Assured's due diligence review of FSAH and discussions with management of FSAH.

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  The board of directors' view of the current and prospective conditions in the financial guaranty industry, including economic conditions, the competitive environment, consolidation trends and the likely effect of these factors on Assured's and FSAH's potential growth, profitability and strategic options.

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  The board of directors' assessment that the acquisition of FSAH is reasonably likely to enhance Assured's size and visibility within the financial guaranty industry and enable Assured to remain competitive with Assured's major competitors.

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  The board of directors' understanding of the other strategic alternatives likely to be available to Assured and the growth opportunities offered by such alternatives compared with the growth opportunities presented by the acquisition of FSAH.

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  The stable earnings stream resulting from the increased size of the combined investment portfolio of Assured and FSAH.

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  The significant synergy opportunities identified by Assured management in connection with the acquisition of FSAH, including expected cost savings and increased revenue opportunities, and the timeline for achievement of these synergies projected by Assured management following its due diligence investigation of FSAH.

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  The stockholder and regulatory approvals required in connection with the acquisition of FSAH and the other terms of the stock purchase agreement, and the likelihood that, once the stock purchase agreement had been entered into, the acquisition of FSAH would be completed if the issuance of Assured common shares in accordance with the terms of the stock purchase agreement were approved by Assured's shareholders and the acquisition of FSAH were approved by applicable regulatory agencies.

  •
  The opinion of Banc of America Securities, dated November 14, 2008, to Assured's board of directors as to the fairness, from a financial point of view and as of the date of the opinion, to Assured of the aggregate consideration of $361 million in cash and 44,567,901 Assured common shares (valued at $8.10 per share) to be paid by Assured to Dexia Holdings in the acquisition of FSAH, as more fully described below in the section entitled "—Opinion of Assured's Financial Advisor."

        In the course of its deliberations, the Assured board of directors also considered a variety of risks, uncertainties and other potentially negative factors concerning the acquisition of FSAH, including without limitation the risks described under "Risk Factors" and the following:

  •
  The fact that Dexia may own up to 24.9% of Assured's outstanding common shares upon consummation of the acquisition of FSAH.

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  The possibility that the synergies and other financial and strategic benefits expected to be achieved in the acquisition of FSAH would not be obtained on a timely basis or at all.

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  The diversion of management and employee attention during the period after the signing of the stock purchase agreement and the potential effect of this on Assured's business.

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  The risks and costs that could be borne by Assured if the acquisition of FSAH is not completed.

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  The risks that necessary regulatory and shareholder approval would not be obtained.

        The foregoing discussion of the information considered by Assured's board of directors is not intended to be exhaustive, but includes the material factors that Assured's board of directors considered in approving and recommending the issuance of Assured common shares in accordance with the terms of the stock purchase agreement. The Assured board, together with Assured management and Assured's advisors, conducted numerous discussions of the factors described above. In view of the wide variety of factors considered by Assured's board of directors in connection with its evaluation of the acquisition of FSAH and the complexity of these factors, Assured's board of directors did not consider it practical to, nor did it attempt to, quantify, rank or otherwise assign any specific or relative weights to the specific factors that it considered in the course of reaching its decision. In addition, in considering the factors described above, individual directors may have assigned different weights to different factors. The board of directors discussed the factors described above and, by the unanimous vote of all of the directors present at the meeting, determined that the acquisition of FSAH was in the best interests of Assured and its shareholders.

        The above explanation of the reasoning of Assured's board of directors and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under "Forward-Looking Statements."

        For the reasons set forth above, Assured's board of directors has approved the stock purchase agreement, the other agreements entered into in connection with the stock purchase agreement and the transactions contemplated by those agreements, has concluded that the transactions are advisable and in the best interests of Assured and its shareholders and recommends that Assured shareholders vote "FOR" approval of the issuance of Assured common shares to Dexia Holdings in accordance with the stock purchase agreement and to the WLR Funds in accordance with the WLR Backstop Commitment.

Opinion of Assured's Financial Advisor

        Assured has retained Banc of America Securities to act as Assured's financial advisor in connection with the transaction. Banc of America Securities is an internationally recognized investment banking firm which is regularly engaged in providing financial advisory services in connection with mergers and acquisitions. Assured selected Banc of America Securities to act as Assured's financial advisor in connection with the transaction on the basis of Banc of America Securities' experience in transactions similar to the transaction, its reputation in the investment community and its familiarity with Assured and its business.

        On November 14, 2008, Banc of America Securities delivered to Assured's board of directors a written opinion dated November 14, 2008, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its opinion, the aggregate consideration of $361 million in cash and 44,567,901 Assured common shares (valued at $8.10 per share) to be paid by Assured to Dexia Holdings in the acquisition of FSAH was fair, from a financial point of view, to Assured.

        The full text of Banc of America Securities' written opinion to Assured's board of directors, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Appendix C to this proxy statement and is incorporated by reference in this proxy statement in its entirety. The following summary of Banc of America Securities' opinion is qualified in its entirety by reference to the full text of the opinion. Banc of America Securities provided its opinion to Assured's board of directors for the benefit and use of Assured's board of directors in connection with and for purposes of its evaluation of the fairness of the aggregate consideration from a financial point of view to Assured. Banc of America Securities' opinion does not address any other aspect of the transaction and does not constitute a recommendation to any shareholder as to how to vote or act in connection with the proposed transaction.

        In connection with rendering its opinion, Banc of America Securities:

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  reviewed certain publicly available business and financial information relating to FSAH and Assured;

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  reviewed certain internal financial and operating information with respect to the business, operations and prospects of FSAH furnished to or discussed with Banc of America Securities by FSAH's management, including certain financial forecasts relating to FSAH prepared by FSAH's management, which forecasts are referred to as the FSAH forecasts;

  •
  reviewed an alternative version of the FSAH forecasts incorporating certain adjustments made by Assured's management, which adjusted forecasts are referred to as the adjusted FSAH forecasts, and discussed with Assured's management its assessments as to the relative likelihood of achieving the future financial results reflected in the FSAH forecasts and the adjusted FSAH forecasts;

  •
  reviewed certain internal financial and operating information with respect to the business, operations and prospects of Assured furnished to or discussed with Banc of America Securities by Assured's management, including certain financial forecasts relating to Assured prepared by Assured's management, which forecasts are referred to as the Assured forecasts;

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  reviewed certain estimates as to the amount and timing of cost savings anticipated by Assured's management to result from the acquisition, which cost savings are referred to as potential cost savings;

  •
  discussed with members of senior managements of Assured and FSAH the past and current business, operations, financial condition and prospects of FSAH and certain trends and recent developments in, and prospects for, the credit and financial markets, including the potential impact of such trends and developments on FSAH;

  •
  discussed with members of senior management of Assured the past and current business, operations, financial condition and prospects of Assured, certain trends and recent developments in, and prospects for, the credit and financial markets, including the potential impact of such trends and developments on Assured and such management's assessments as to the ability of Assured to integrate the businesses and operations of Assured and FSAH;

  •
  reviewed the potential pro forma financial impact of the acquisition on the future financial performance of Assured, including the potential effect on Assured's estimated earnings per share, book value per share and return on equity, in each case, after taking into account potential cost savings and the financing for the acquisition;

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  reviewed the trading history for Assured common shares and a comparison of such trading history with the trading histories of other companies Banc of America Securities deemed relevant;

  •
  compared certain financial information of FSAH and certain financial and stock market information of Assured with similar information of other companies Banc of America Securities deemed relevant;

  •
  compared certain financial terms of the acquisition to financial terms, to the extent publicly available, of other transactions Banc of America Securities deemed relevant;

  •
  reviewed the stock purchase agreement;

  •
  discussed with members of senior managements of Assured, FSAH and Dexia FSAH's financial products business and related assets and liabilities and certain other businesses that may be separated from FSAH, including, among other things, the fact that certain current credit facilities, letters of credit and capital commitments from affiliates of Dexia for such business will remain in full force and effect, a guarantee of all payment obligations relating to assets and liabilities of such business will be provided by Dexia and/or the governments of Belgium, France and/or the United States of America pursuant to certain guaranty, security and other agreements to be entered into as a condition to the closing of the acquisition as more fully described in the stock purchase agreement and the assets, liabilities and operations of such business will be managed by Dexia or affiliates thereof unless such business is transferred to Dexia Holdings or an affiliate thereof, collectively referred to as the financial products arrangements; and

  •
  performed such other analyses and studies and considered such other information and factors as Banc of America Securities deemed appropriate.

        In arriving at its opinion, Banc of America Securities assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with Banc of America Securities and relied upon the assurances of the managements of Assured and FSAH that they were not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the FSAH forecasts, Banc of America Securities was advised by FSAH, and assumed, that such forecasts were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of FSAH's management as to FSAH's future financial performance. With respect to the adjusted FSAH forecasts, the Assured forecasts and potential cost savings, Banc of America Securities assumed, at Assured's direction, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of Assured's management as to the future financial performance of FSAH and Assured and the other matters covered thereby and, based on the assessments of Assured's management as to the relative likelihood of achieving the future financial results reflected in the FSAH forecasts and the adjusted FSAH forecasts, Banc of America Securities relied, at Assured's direction, on the adjusted FSAH forecasts for purposes of its opinion. At Assured's direction, Banc of America Securities excluded certain of FSAH's businesses that may be separated from FSAH and FSAH's financial products business from its analysis of FSAH based on the assumption that such business will be managed by Dexia or affiliates thereof and all liabilities arising from or relating to such business will be fully guaranteed pursuant to the financial products arrangements.

        Banc of America Securities assumed, with Assured's consent, that any adjustments to the aggregate consideration to be paid by Assured will not be material to its opinion. Banc of America Securities relied, at Assured's direction, on the assessments of Assured's senior management as to the ability of Assured to integrate the businesses and operations of Assured and FSAH. Banc of America Securities is not an actuary and its services did not include actuarial determinations or evaluations or any attempt to evaluate actuarial assumptions or allowances for losses with respect thereto and, accordingly, Banc of America Securities made no analysis of, and expressed no opinion as to, the adequacy of the loss and loss adjustment expense reserves of FSAH or Assured, and was advised and therefore assumed that such allowances for FSAH and Assured were, and on a pro forma basis would be, in the aggregate adequate to cover such losses. Banc of America Securities did not make, and was not provided with, any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise), including the loss and loss adjustment expense reserves, of FSAH or Assured, nor did Banc of America Securities make any physical inspection of the properties or assets of FSAH or Assured. Banc of America Securities did not evaluate the solvency of FSAH or Assured under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Banc of America Securities assumed, at Assured's direction, that the transaction would be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the transaction, no delay, limitation, restriction or condition would be imposed that would have a material adverse effect on FSAH, Assured or the contemplated benefits of the transaction.

        Banc of America Securities expressed no view or opinion as to any terms or other aspects of the transaction (other than the aggregate consideration to the extent expressly specified in its opinion), including, without limitation, the form or structure of the transaction or the aggregate consideration or any terms or other aspects of the financial products arrangements or any financing for the transaction to be provided by the WLR Funds or other third parties. Banc of America Securities' opinion was limited to the fairness, from a financial point of view, to Assured of the aggregate consideration to be paid by Assured to Dexia Holdings in the acquisition of FSAH and no opinion or view was expressed with respect to any consideration received in connection with the transaction by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view was expressed with respect to the fairness of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the transaction, or class of such persons, relative to the aggregate consideration. Furthermore, no opinion or view was expressed as to the relative merits of the transaction in comparison to other strategies or transactions that might be available to Assured or in which Assured might engage or as to the underlying business decision of Assured to proceed with or effect the acquisition and related financing (including the manner in which the acquisition will be financed). Banc of America Securities expressed no opinion as to what the value of Assured common shares actually will be when issued or the prices at which Assured common shares will trade at any time. In addition, Banc of America Securities expressed no opinion or recommendation as to how any shareholder should vote or act in connection with the transaction.

        Banc of America Securities' opinion was necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to Banc of America Securities as of, the date of its opinion. The credit, financial and stock markets are experiencing unusual volatility and Banc of America Securities expressed no opinion or view as to any potential effects of such volatility on FSAH, Assured or the transaction. It should be understood that subsequent developments may affect its opinion, and Banc of America Securities does not have any obligation to update, revise or reaffirm its opinion. The issuance of Banc of America Securities' opinion was approved by Banc of America Securities' fairness opinion review committee. Except as described above, Assured imposed no other limitations on the investigations made or procedures followed by Banc of America Securities in rendering its opinion.

        The following represents a brief summary of the material financial analyses presented by Banc of America Securities to Assured's board of directors in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by Banc of America Securities, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by Banc of America Securities. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Banc of America Securities. For purposes of the financial analyses summarized below, the "implied aggregate consideration value" refers to an implied aggregate consideration of $722 million based on $361 million in cash and 44,567,901 Assured common shares at a per share price of $8.10. As described above, in evaluating FSAH, Banc of America Securities excluded FSAH's financial products business and certain of FSAH's businesses that may be separated from FSAH.

  FSAH Financial Analysis

Selected Publicly Traded Companies Analysis.    Banc of America Securities reviewed publicly available financial information for FSAH and publicly available financial and stock market information for the following five selected publicly traded companies in the financial guaranty industry:

  •
  Ambac Financial Group, Inc.

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  Assured

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  MBIA Inc.

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  RAM Holdings Ltd.

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  Syncora Holdings Ltd.

        Banc of America Securities reviewed, among other things, market values of the selected publicly traded companies as a multiple of actual or estimated book value as of September 30, 2008. Banc of America Securities then applied a range of selected book value multiples derived from the selected publicly traded companies to FSAH's book value as of September 30, 2008. Financial data of the selected publicly traded companies were based on publicly available information and publicly available research analysts' estimates. Financial data of FSAH were based on the adjusted FSAH forecasts. This analysis indicated the following implied equity value reference range for FSAH, as compared to the implied aggregate consideration value:

Implied Equity Value Reference Range for FSAH	Implied Aggregate Consideration Value
$577 million–$962 million	$722 million

        No company used in this analysis is identical to FSAH. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which FSAH was compared.

         Selected Precedent Transactions Analysis.    Banc of America Securities reviewed, to the extent publicly available, financial information relating to the following seven selected transactions involving companies in the financial guaranty industry:

Announcement Date		Acquiror		Target
•	8/4/03	•	Investor Group (led by The PMI Group, Inc.)	•	FGIC Corporation
•	11/14/00	•	Radian Group Inc.	•	Enhance Financial Services Group Inc.
•	3/14/00	•	Dexia	•	FSAH
•	5/26/99	•	ACE Limited	•	Capital Re Corporation (Assured's predecessor)
•	10/29/97	•	MBIA Inc.	•	Capital Markets Assurance Corporation
•	10/22/97	•	Ambac Financial Group, Inc.	•	Connie Lee Insurance Company
•	8/18/95	•	FSAH	•	Capital Guaranty Corporation

        Banc of America Securities reviewed, among other things, purchase prices paid in the selected transactions as a multiple of the book value of the target company as of the most recent completed accounting period prior to announcement of the relevant transaction. Banc of America Securities then applied a selected range of book value multiples derived from the selected transactions to FSAH's book value as of September 30, 2008. Financial data of the selected precedent transactions were based on publicly available financial information at the time of announcement of the relevant transaction. Financial data of FSAH were based on the adjusted FSAH forecasts. This analysis indicated the following implied equity value reference range for FSAH, as compared to the implied aggregate consideration value:

Implied Equity Value Reference Range for FSAH	Implied Aggregate Consideration Value
$1,251 million–$1,925 million	$722 million

        No company, business or transaction used in this analysis is identical to FSAH or the acquisition. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the acquisition or other values of the companies, business segments or transactions to which FSAH and the acquisition were compared.

         Discounted Cash Flow Analysis.    Banc of America Securities performed a discounted cash flow analysis of FSAH to calculate the estimated present value of the maximum allowable dividends that FSAH was forecasted to generate from calendar years 2009 through 2013 based on the adjusted FSAH forecasts, both with and without potential cost savings anticipated by Assured's management to result from the acquisition. Banc of America Securities calculated the maximum allowable dividends based on the lesser of (a) the New York Insurance Law dividend test (calculated as the lesser of (i) FSAH's current year adjusted net investment income and (ii) 10% of FSAH's statutory capital and surplus requirements for the most recent year-end) and (b) the maximum dividends allowed to maintain a target operating ratio of net premiums written to statutory capital and surplus requirements of 0.45x. Banc of America Securities calculated terminal values for FSAH by applying terminal value multiples of 0.30x to 0.50x to FSAH's calendar year 2013 estimated book value. The dividends and terminal values were then discounted to present value as of December 31, 2008 using discount rates ranging from 15.0% to 18.0%. This analysis indicated the following implied equity value reference range for FSAH, both with and without potential cost savings, as compared to the implied aggregate consideration value:

Implied Equity Value Reference Ranges for FSAH		Implied Aggregate Consideration Value
Without Cost Savings	With Cost Savings
$835 million–$1,205 million	$875 million–$1,260 million	$722 million

  Assured Financial Analysis

Selected Publicly Traded Companies Analysis.    Banc of America Securities reviewed publicly available financial and stock market information for Assured and the following four selected publicly traded companies in the financial guaranty industry:

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  Ambac Financial Group, Inc.

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  MBIA Inc.

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  RAM Holdings Ltd.

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  Syncora Holdings Ltd.

        Banc of America Securities reviewed, among other things, market values of the selected publicly traded companies as a multiple of actual or estimated book value per share as of September 30, 2008. Banc of America Securities then applied a range of selected book value per share multiples derived from the selected publicly traded companies to Assured's actual book value per share as of September 30, 2008. Financial data of the selected publicly traded companies and Assured were based on publicly available information and publicly available research analysts' estimates. This analysis indicated the following implied per share equity value reference range for Assured, as compared to Assured's closing share price as of November 13, 2008:

Implied Per Share Equity Value Reference Range for Assured	Assured Closing Share Price as of November 13, 2008
$6.89–$11.49	$8.10

         Discounted Cash Flow Analysis.    Banc of America Securities performed a discounted cash flow analysis of Assured to calculate the estimated present value of the total dividend capacity of Assured that Assured was forecasted to generate from calendar years 2009 through 2013 based on the Assured forecasts. Banc of America Securities calculated the total dividend capacity of Assured by adding the total dividend capacity of its dividend producing subsidiaries, AGC (calculated based on the New York Insurance Law dividend test referred to above) and AG Re (calculated based on the lesser of (a) the Bermuda Monetary Authority capital reduction test (15% of such subsidiary's statutory capital requirements) and (b) the maximum dividends allowed to maintain a target operating ratio of net premiums written to statutory capital and surplus requirements of 0.25x). Banc of America Securities calculated terminal values for Assured by applying terminal value multiples of 0.30x to 0.50x to Assured's calendar year 2013 estimated book value. The dividends and terminal values were then discounted to present value as of December 31, 2008 using discount rates ranging from 15.0% to 18.0%. This analysis indicated the following implied per share equity value reference range for Assured, as compared to Assured's closing share price as of November 13, 2008:

Implied Per Share Equity Value Reference Range for Assured	Assured Closing Share Price as of November 13, 2008
$10.85–$15.35	$8.10

  Pro Forma Accretion/Dilution Analysis

        Banc of America Securities reviewed the potential pro forma financial impact of the acquisition, after taking into account potential cost savings and the financing for the acquisition, on Assured's calendar years 2009 through 2012 estimated earnings per share, referred to as EPS, return on equity, referred to as ROE, and book value per share. Estimated financial data of Assured and potential cost savings were based on internal estimates of Assured's management and estimated financial data of FSAH were based on the adjusted FSAH forecasts. After taking into account potential cost savings and the financing for the acquisition, this analysis indicated that the acquisition could be accretive to Assured's estimated EPS and ROE for calendar years 2009 through 2012 and dilutive to Assured's estimated book value per share for calendar years 2009 through 2012. The actual results achieved by the combined company may vary from projected results and the variations may be material.

  Miscellaneous

        As noted above, the discussion set forth above is a summary of the material financial analyses presented by Banc of America Securities to Assured's board of directors in connection with its opinion and is not a comprehensive description of all analyses undertaken by Banc of America Securities in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. Banc of America Securities believes that its analyses summarized above must be considered as a whole. Banc of America Securities further believes that selecting portions of its analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Banc of America Securities' analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

        In performing its analyses, Banc of America Securities considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of Assured and FSAH. The estimates of the future performance of FSAH and Assured in or underlying Banc of America Securities' analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by Banc of America Securities' analyses. These analyses were prepared solely as part of Banc of America Securities' analysis of the fairness, from a financial point of view, to Assured of the aggregate consideration to be paid by Assured to Dexia Holdings in the acquisition and were provided to Assured's board of directors in connection with the delivery of Banc of America Securities' opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be Banc of America Securities' view of the actual value of FSAH or Assured.

        The type and amount of consideration payable in the transaction was determined through negotiations between Assured and Dexia, rather than by any financial advisor, and was approved by Assured's board of directors. The decision to enter into the stock purchase agreement was solely that of Assured's board of directors. As described above, Banc of America Securities' opinion and analyses were only one of many factors considered by Assured's board of directors in its evaluation of the proposed acquisition and should not be viewed as determinative of the views of Assured's board of directors or management with respect to the acquisition or the aggregate consideration.

        Assured has agreed to pay Banc of America Securities for its services in connection with the acquisition an aggregate fee of $9 million, a portion of which was payable upon the rendering of Banc of America Securities' opinion and a significant portion of which is contingent upon the completion of the acquisition. In addition, Banc of America Securities and certain of its affiliates expect to participate in the financing for the acquisition, for which services Banc of America Securities and such affiliates will receive significant compensation, including acting as joint book-running underwriter on a potential equity offering of Assured. Assured also has agreed to reimburse Banc of America Securities for reasonable expenses, including reasonable fees and disbursements of Banc of America Securities' counsel, incurred in connection with Banc of America Securities' engagement, and to indemnify Banc of America Securities, any controlling person of Banc of America Securities and each of their respective directors, officers, employees, agents, affiliates and representatives against specified liabilities, including liabilities under the federal securities laws.

        Banc of America Securities and its affiliates comprise a full service securities firm and commercial bank engaged in securities trading and brokerage activities and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of corporations and individuals. In the ordinary course of its businesses, Banc of America Securities and its affiliates may actively trade the debt, equity or other securities or financial instruments (including bank loans or other obligations) of Assured, FSAH, Dexia and certain of their respective affiliates, for its own account or for the accounts of customers and, accordingly, Banc of America Securities or its affiliates may at any time hold long or short positions in such securities or financial instruments.

        Banc of America Securities and its affiliates in the past have provided, currently are providing, and in the future may provide investment banking, commercial banking and other financial services to Assured and have received or in the future may receive compensation for the rendering of these services, including having acted or acting as (i) joint book-running manager in connection with certain equity or debt offerings of Assured, (ii) sole manager on a block trade for Assured, (iii) lender or potential lender under certain credit facilities and other lines of credit for Assured and (iv) financial advisor to Assured in connection with certain acquisition transactions.

        In addition, Banc of America Securities and its affiliates in the past have provided, currently are providing, and in the future may provide investment banking, commercial banking and other financial services to Dexia and certain of its affiliates (including FSAH) and have received or in the future may receive compensation for the rendering of these services, including (i) providing certain fixed income, derivatives and/or other trading services to Dexia and certain of its affiliates (including FSAH), (ii) acting as lender under certain credit facilities, term loans and other lines of credit for Dexia and (iii) providing certain treasury and cash management services to Dexia and certain of its affiliates (including FSAH).

Interests of Certain Persons in the Transactions

        Wilbur L. Ross, Jr., one of Assured's directors, is an affiliate of the WLR Funds. Assured has paid the WLR Funds a nonrefundable commitment fee of $10,830,000 in connection with the option granted by the WLR Backstop Commitment and has agreed to pay the WLR Funds' expenses in connection with the transactions contemplated thereby. Assured has also agreed to reimburse the WLR Funds for the $4.1 million cost of obtaining the letters of credit to secure the WLR Funds' performance under the WLR Backstop Commitment. Assured has also granted the WLR Funds the pre-emptive right to purchase a portion of any Assured common shares sold to fund a portion of the purchase price under the stock purchase agreement other than pursuant to the WLR Backstop Commitment. See "The WLR Backstop Commitment."

        Mr. Ross did not participate in or vote on the approval of the acquisition of FSAH or the WLR Backstop Commitment. In accordance with Assured's corporate governance guidelines, the WLR Backstop Commitment was approved by both Assured's audit committee and nomination and governance committee.

Existing Relationship with FSA

        AG Re has provided, and continues to provide, reinsurance to FSA with respect to risks in its financial guarantee business. As of September 30, 2008, the net par outstanding of risks ceded by FSA to AG Re was $33.7 billion. In connection with these reinsurance arrangements, FSA pays to AG Re both upfront premiums and any installment premiums with respect to risks reinsured. The gross amounts paid by FSA to AG Re in 2007 and the nine months ended September 30, 2008 were $58,558,890 and $95,552,597, respectively.

Regulatory Approvals Required for the Transaction

  Antitrust Filing

        Under the HSR Act and the rules promulgated thereunder by the FTC, the acquisition may not be consummated until notifications have been given and certain information has been furnished to the FTC and the DOJ and specified waiting period requirements have been satisfied. Each of Assured and Dexia filed a Pre-Merger Notification and Report Form pursuant to the HSR Act with the DOJ and the FTC.

  Insurance Regulatory Approval

        Before a person can acquire control of a U.S. insurance company, prior written approval must be obtained from the insurance commissioner of the state where the domestic insurer is domiciled. Prior to granting approval of an application to acquire control of a domestic insurer, the state insurance commissioner will consider such factors as the financial strength of the applicant, the integrity and management of the applicant's board of directors and executive officers, the acquirer's plans for the future operations of the domestic insurer, and any anti-competitive results that may arise from the consummation of the acquisition of control. Similar requirements apply to the acquisition of control of a U.K. insurance company. Assured has filed applications with the insurance departments of the States of New York and Oklahoma with respect to the acquisition of control of FSAH's New York and Oklahoma domiciled insurance subsidiaries and with the U.K. Financial Services Authority with respect to the acquisition of control of FSAH's U.K. insurance subsidiary. In addition, Assured has provided notice of the transaction to the Bermuda Monetary Authority and has made pre-acquisition filings regarding the potential competitive impact of the transaction.

        Generally, state statutes provide that control over a domestic insurer is presumed to exist if any person, directly or indirectly, owns, controls, holds with the power to vote, or holds proxies representing 10% or more of the voting securities of the domestic insurer. Because a person acquiring 10% or more of our common shares would indirectly control the same percentage of the stock of our insurance subsidiaries, the insurance change of control laws would likely apply to the acquisition of Assured common shares by Dexia Holdings pursuant to the stock purchase agreement and potentially to the acquisition of Assured common shares by the WLR Funds pursuant to the WLR Backstop Commitment. The presumption of control can be rebutted by showing to an insurance department's satisfaction that a shareholder does not in fact have the ability to direct or cause the direction of the management and policies of the insurer. Dexia and the WLR Funds have filed disclaimers of control with the insurance departments of the States of Maryland, New York and Oklahoma to show that they do not control Assured's domestic insurance subsidiaries, because, among other reasons, their voting power with respect to the Assured common shares owned by each of them will be reduced to less than 9.5% of the total voting power of all Assured common shares, they do not have control of the Assured board of directors, and they do not have any special voting rights with respect to their common shares. Dexia and the WLR Funds have also filed applications with the U.K. Financial Services Authority seeking that agency's approval of their ownership interests in Assured. Dexia and the WLR Funds will also file notice with the Bermuda Monetary Authority with respect to their proposed ownership interest in Assured.

  Other

        In addition to the foregoing, Assured may be required to obtain regulatory approvals, file notices or make certain other filings in other jurisdictions in which FSAH or one or more of its subsidiaries maintains an office, conducts business or has customers. As of the date of this proxy statement, Assured does not expect any such approvals, notices or filings to be material in connection with the acquisition.

  Timing

        We cannot assure you that all of the regulatory approvals described above will be obtained and, if obtained, we cannot assure you as to the timing of any approvals, our ability to obtain the approvals on satisfactory terms or the absence of any litigation challenging such approvals. We also cannot assure you that the DOJ, the FTC, a state attorney general or a private party will not attempt to challenge the acquisition of FSAH on antitrust grounds and, if such a challenge is made, we cannot assure you as to its result.

        We believe that the acquisition does not raise substantial antitrust or other significant regulatory concerns and that we will be able to obtain all requisite regulatory approvals on a timely basis without the imposition of any condition that would have a material adverse effect on us. The obligations of Assured and Dexia Holdings to consummate the acquisition are subject to the condition that no judgment, decree, injunction or restraining order shall have been issued by any court of competent jurisdiction and be in effect, nor shall there be pending any suit or action instituted by any governmental entity which would prohibit or make illegal the acquisition of FSAH by Assured.

        It is presently contemplated that if any governmental approvals or actions are required beyond those listed above, such approvals or actions will be sought. We cannot assure you, however, that any additional approvals or actions will be obtained. Assured and Dexia Holdings are required to use their reasonable best efforts to file all the necessary documentation and obtain all consents of third parties that are necessary to consummate the acquisition and to comply with the terms and conditions of all consents, approvals and authorizations of any third party or governmental entity.

Material U.S. Federal Income Tax Consequences of the Transaction to Holders of Assured Common Shares

        Assured's purchase of substantially all of the capital stock of FSAH will not result in the recognition of gain or loss by holders of Assured common shares.

        The acquisition by Dexia Holdings or its designated affiliate of more than 10% of the Assured common shares raises a question whether any of Assured and/or its non-U.S. subsidiaries could become a "controlled foreign corporation", which we refer to in this proxy statement as a "CFC" under the Internal Revenue Code. If Assured or its non-U.S. subsidiaries become a CFC, each 10% U.S. shareholder of Assured or any non-U.S. subsidiary that is a CFC on the last day of Assured's taxable year would be required to include in its gross income for U.S. federal income tax purposes its pro rata share of Assured's and non-U.S. subsidiaries' "subpart F income," even if the subpart F income is not distributed. We believe that Dexia Holdings' agreement to limit the voting power of its Assured common shares to less than 9.5%, will prevent Dexia Holdings from being considered a 10% U.S. shareholder of Assured or any of its non-U.S. subsidiaries and that the issuance of common shares to Dexia Holdings will not cause Assured to become a CFC. It is possible, however, that the IRS could challenge the effectiveness of these provisions and that a court could sustain such a challenge.

Anticipated Accounting Treatment

        The acquisition of FSAH will be accounted for using the purchase method of accounting in accordance with accounting principles generally accepted in the United States of America under Statement of Financial Accounting Standards No. 141, Business Combinations, as revised in 2007 (FASB 141R). Assured will be the acquiring entity for financial reporting purposes. Under the purchase method of accounting, the acquisition price will be allocated to the tangible and intangible assets and liabilities assumed of the acquired entity based on their estimated fair values, with any excess being recognized as goodwill. Costs of the acquisition are expensed in the period in which the expenses are incurred. Under Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, negative goodwill arising from the purchase price allocation will be immediately credited to earnings in the period in which the acquisition is closed.

No Appraisal Rights

        Under applicable law, Assured shareholders do not have the right to an appraisal of the value of their shares in connection with the acquisition of FSAH.

THE STOCK PURCHASE AGREEMENT AND ANCILLARY AGREEMENTS

        The following describes certain aspects of the acquisition of FSAH, including material provisions of the stock purchase agreement. The following description of the stock purchase agreement is subject to, and qualified in its entirety by reference to, the stock purchase agreement, which is attached to this document as Appendix A and is incorporated by reference in this document. We urge you to read the stock purchase agreement carefully.

Basic Terms and Structure of the Transaction

        Under the stock purchase agreement, Assured will acquire from Dexia Holdings 33,296,773 shares of FSAH common stock (and any shares of FSAH common stock issued to Dexia Holdings after the date of the stock purchase agreement) representing approximately 99.8524% of the issued and outstanding shares of FSAH common stock. Dexia Crédit Local has irrevocably guaranteed the payment and performance by Dexia Holdings of all of its liabilities and obligations under the stock purchase agreement. The remaining shares of FSAH are currently held by current or former directors of FSAH. Assured expects that it will acquire the remaining shares of FSAH common stock concurrent with the closing of the acquisition of shares of FSAH common stock from Dexia Holdings or shortly thereafter at the same price paid to Dexia Holdings. See "—Survival of Representations and Warranties and Covenants; Indemnification."

        Assured has agreed to pay Dexia Holdings total consideration of approximately $722 million (based upon the closing price of Assured's common shares on the NYSE on November 13, 2008 of $8.10), consisting of $361 million in cash and up to 44,567,901 Assured common shares. If, prior to the closing date under the stock purchase agreement, Assured issues new Assured common shares (other than pursuant to an employee benefit plan) or other securities that are convertible into or exchangeable for or otherwise linked to Assured's common shares at a purchase price per share of less than $8.10, Assured has agreed to issue to Dexia Holdings on the closing date an additional number of Assured common shares with an aggregate value as of the closing date (measured based on the average of the volume weighted average price per share for each day in the 20 NYSE trading day period ending three business days prior to the closing date) representing the amount of dilution as a result of such issuance. The amount of dilution is defined to mean (x) the number of Assured common shares issued (or that upon conversion or exchange would be issuable) as a result of the dilutive issuance, multiplied by (y) the positive difference if any between $8.10 and the purchase (or reference, implied, conversion, exchange or comparable) price per share received by Assured in the dilutive issuance, multiplied by (z) the percentage of the issued and outstanding share capital of Assured represented by the Assured common shares to be received by Dexia Holdings under the stock purchase agreement (without taking into account any additional Assured common shares issued or issuable as a result of the anti-dilution provision).

        Under the stock purchase agreement, Assured may elect to pay $8.10 per share in cash in lieu of up to 22,283,951 Assured common shares that it would otherwise deliver as part of the purchase price.

        Under the stock purchase agreement, Assured has agreed to acquire FSAH and, indirectly, all of its subsidiaries. FSAH's financial products subsidiaries conduct FSAH's financial products business which Assured is not acquiring. Under the stock purchase agreement, Assured and Dexia Holdings have agreed to negotiate the transaction agreements pursuant to which Dexia Holdings or its affiliates would guarantee the assets and liabilities of the GIC subsidiaries for the benefit of FSA (and, if FSAH continues to own FSAM and the GIC subsidiaries, indemnify Assured and FSA against losses arising after the closing of the acquisition from, the assets, liabilities, operations and business of the financial products business). See "—Financial Products Agreements."

        The stock purchase agreement provides that Dexia Holdings may (and, if the sovereign guarantees are issued, Dexia Holdings must) elect to cause FSAH to transfer the ownership interests of FSAM and the GIC subsidiaries, or all of the assets and liabilities of FSAM and the GIC subsidiaries, to Dexia Holdings or one of its affiliates in form reasonably acceptable to Assured. Dexia has informed Assured that it anticipates receiving the sovereign guarantees, in which case, FSAM and the GIC subsidiaries will be transferred to Dexia Holdings or an affiliate prior to the closing. In the event Dexia does not receive the sovereign guarantees and elects not to effect a transfer of FSAM and the GIC subsidiaries, Dexia Holdings will enter into an agreement to manage the assets, liabilities, operations and business of FSAM and the GIC subsidiaries and indemnify Assured for losses arising after the closing date from the assets, liabilities, operations and business of FSAM and the GIC subsidiaries. See "—FSAM Asset Management Agreement." FSAH's leveraged tax lease debt defeasance business, which is being acquired by Assured, will be effectively removed from the financial products subsidiary that operates that business prior to its transfer to Dexia Holdings or an affiliate. See "—Financial Products Agreements—FSA Global Agreement."

Dexia Holdings Agreements with Respect to Assured Common Shares; Registration Rights

        Dexia Holdings has agreed that the voting rights with respect to all Assured common shares issued to Dexia Holdings pursuant to the stock purchase agreement will constitute less than 9.5% of the voting power of all issued and outstanding Assured common shares.

        Dexia Holdings has also agreed that until the date on which it and its affiliates beneficially own Assured common shares in an amount less than 10% of the outstanding Assured common shares, without the prior written approval of Assured, Dexia Holdings will not, directly or indirectly, through its affiliates or any other persons, or in concert with any person:

  •
  acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights to acquire any voting securities of Assured or any of its subsidiaries, or of any successor to or person in control of Assured;

  •
  make, or participate, directly or indirectly, in any "solicitation" of "proxies" to vote (as such terms are used in the rules and regulations promulgated by the SEC), or advise any person with respect to the voting of any voting securities of Assured;

  •
  form, join or participate in a "group" as defined in Section 13(d)(3) of the Exchange Act in connection with any of the foregoing; or

  •
  publicly request that any of these standstill provisions be waived or amended.

        Dexia Holdings has agreed that, until the first anniversary of the date of the stock purchase agreement, it will not transfer any of the Assured common shares issued pursuant to the stock purchase agreement to any person without the consent of Assured other than to one or more of its affiliates that agrees to abide by these transfer restrictions. Except with the written consent of Assured or to one or more of its affiliates that agrees to abide by these transfer restrictions, Dexia Holdings will not transfer any of the Assured common shares issued pursuant to the stock purchase agreement other than (i) in transactions exempt from registration under the Securities Act or (ii) pursuant to a registration statement in the open market or otherwise where Dexia Holdings reasonably believes that any transferee would not own more than 4.9% of the Assured common shares then outstanding after the sale, transfer or disposition.

        Assured has agreed to file a registration statement within 60 days following the closing to register for resale the common shares it issues pursuant to the stock purchase agreement and has also agreed to provide Dexia Holdings and its transferees piggyback registration rights for such shares.

 Board Representation

        If the Assured common shares issued pursuant to the stock purchase agreement represent more than 15% of the total Assured common shares outstanding on the closing date (after giving effect to all common shares issued on such date), then upon the written request of Dexia Holdings, Assured's board of directors will appoint one nominee of Dexia Holdings to serve as a member of Assured's board of directors. At such time as Dexia Holdings no longer owns Assured common shares representing at least 10% of the total number of Assured common shares outstanding, Dexia Holdings will no longer be entitled to nominate a representative to Assured's board of directors.

Financial Products Agreements

  Dexia Guarantees

        FSAH's financial products business includes the issuance of GICs and MTNs. Through the GIC subsidiaries, FSAH provides GICs to municipalities and other market participants. In return for an initial payment, each GIC entitles its holder to receive the return of the holder's initial principal plus interest at a specified rate, and to withdraw principal from the GIC as permitted. FSA insures all GICs issued by the GIC subsidiaries, the payment of scheduled payments on certain assets purchased by FSAM with the proceeds of the initial payments and various hedging and other swap agreements entered into by FSAM in connection with managing these assets. Even though Assured expects that the GIC subsidiaries will be distributed by FSAH to Dexia Holdings or one of its affiliates, FSA's guarantees of the GICs issued by the GIC subsidiaries will remain in effect after the closing.

        Under the stock purchase agreement, Assured and Dexia have agreed to cooperate in good faith to promptly negotiate and execute an agreement pursuant to which Dexia will guarantee the following:

  •
  the scheduled payments of interest and principal in relation to each asset owned by FSAM as of the closing date (we refer to this guarantee as the "Dexia asset guarantee");

  •
  all payment obligations of the GIC subsidiaries under the GICs, including any prepayment, termination or collateral posting obligations (we refer to this guarantee as the "Dexia GIC guarantee"); and

  •
  the payment of all liabilities of FSAM under interest rate or currency hedging derivative agreements to which FSAM is a party and certain other FSAM notes and repurchase agreements.

        If so requested by Assured, Dexia will use commercially reasonable efforts to structure the Dexia asset guarantee as one or more credit swaps on the FSAM assets structured to qualify as a "swap agreement" under the U.S. Bankruptcy Code, such that the swap agreements and the collateral posted with respect to the swap agreements would be subject to enforcement and closeout safe harbors.

        The Dexia asset guarantee is expected to be governed by the laws of Belgium. Any swap agreements and any collateral otherwise posted with respect to the Dexia asset guarantee as described below will be governed by New York law and any related collateral posted will be held by a custodian in a segregated custody account in the State of New York.

        Under the stock purchase agreement, Assured and Dexia have also agreed that, following closing, without the consent of Dexia and FSA, no new GICs will be entered into and no other new business will be written by FSAM or the GIC subsidiaries, and FSAM and the GIC subsidiaries will not incur any indebtedness, other than under the revolving credit facility, and the securities lending agreement, each of which is described below, or pursuant to other swaps, repurchase agreements and securities lending arrangements, in each case in the ordinary course of managing the existing business of FSAM and the GIC subsidiaries.

  Sovereign Guarantees

        Dexia has informed Assured that it anticipates receiving from the states of Belgium and France, which we refer to in this proxy statement as the "sovereign guarantors," the sovereign guarantees, which will guaranty, for the benefit of FSAM, the GIC subsidiaries and FSA, the obligation of Dexia under the Dexia asset guarantee in respect of scheduled payments on the FSAM assets.

        Dexia is still negotiating the definitive terms of the sovereign guarantees and the terms of the sovereign guarantees may be subject to legal and regulatory actions not yet taken by the sovereign guarantors that will authorize their issuance. There can be no assurance that the sovereign guarantees will be issued by the sovereign guarantors.

  Collateral

        FSA (which will be owned by Assured) and Dexia will be granted a security interest in all of the assets of FSAM and the GIC subsidiaries, and FSA will be paid from the proceeds of such security interest, in priority to Dexia, with respect to FSA's claims for subrogation or reimbursement arising out of any payments it makes in relation to a GIC or other FSA guarantees issued in relation to the assets and liabilities of the GIC subsidiaries.

        To secure the Dexia asset guarantee, and subject to certain conditions, Dexia will post to a custodian (or FSAM will post to a custodian on Dexia's behalf) from time to time eligible collateral (other than any assets of FSAM owned as of the closing date) having an aggregate value (subject to customary "haircuts") equal to the excess of (i) the aggregate principal amount of all outstanding GICs over (ii) the aggregate mark-to-market value of FSAM's assets. The initial posting of collateral will occur on the closing date and Dexia will be required to post additional eligible collateral on any date that the aggregate value of such excess exceeds the value of the posted collateral. The valuation of the aggregate mark-to-market value of FSAM's assets and the posted collateral will occur not less frequently than monthly. In the event that the value of the posted collateral exceeds the aggregate principal amount of GICs by at least $5 million, Dexia is entitled to have the excess collateral returned to it.

        On the date (i) Dexia's obligations under the Dexia asset guarantee benefit from a sovereign guarantee and (ii) Dexia has entered into liquidity arrangements with FSAM in relation to FSAM's obligations to the GIC subsidiaries so that the rating agencies confirm that (A) after giving effect to release of such collateral, each of FSAM and the GIC subsidiaries will be rated at least AA/AA/Aa2 or higher independently of the financial strength rating of FSA and (B) release of such collateral will not result in the downgrading of any rating assigned to the financial strength of FSA immediately prior to such release, the collateral posted by Dexia shall be released in an amount equal to the principal amount of the Dexia asset guarantee obligation in relation to which FSAM shall have recourse to the sovereign guarantors (or if the conditions in (A) and (B) may be met following only a release of the collateral in a partial amount, the relevant partial amount shall be released).

  FSAM Asset Management Agreement and Control Rights

        In the event FSAM and the GIC subsidiaries are not distributed to Dexia Holdings or one of its affiliates, Dexia, its affiliates or a third-party investment manager appointed by Dexia or its affiliates will supervise, direct and manage the assets, liabilities, operations and business of FSAM and the GIC subsidiaries under an asset management agreement, which we refer to in this proxy statement as the "FSAM asset management agreement."

        Under the FSAM asset management agreement, and unless a Dexia event of default or any default by Dexia under the FSAM asset management agreement has occurred and is continuing, Dexia will agree to direct the day to day operations of FSAM and the GIC subsidiaries and will agree to direct the management of the assets and liabilities of FSAM and the GIC subsidiaries, including but not limited to cash management, asset liability management and other normal day to day operations of FSAM and the GIC subsidiaries. If a Dexia event of default or any default by Dexia under the FSAM asset management agreement has occurred and is continuing, FSA will exercise the directing rights described in this paragraph.

        Unless a Dexia event of default has occurred and is continuing, all rights to vote or give directions or consents as a holder of the FSAM assets will be exercised by Dexia under the FSAM asset management agreement. If a Dexia event of default has occurred and is continuing, FSA will exercise the voting rights described in this paragraph.

        In addition, FSAM has agreed not to sell or liquidate any FSAM asset other than with the prior consent of Dexia, unless a Dexia event of default has occurred and is continuing, and not to sell or liquidate any FSAM asset other than for consideration equal to the par amount thereof plus accrued interest, without the consent of FSA.

        A "Dexia event of default" under the Dexia guarantees provided in connection with the financial product business are expected to include:

  •
  a failure of Dexia to make payment in accordance with the terms of any of the Dexia guarantees not cured by payment of such amount by Dexia or a sovereign guarantor within three days of receipt of notice of such failure;

  •
  a failure by Dexia to post required collateral not cured within three days of receipt of notice of such failure; and

  •
  certain events of bankruptcy in respect of Dexia occurring and continuing at any time prior to the date a sovereign guarantee is issued.

        Upon the occurrence and continuance of a Dexia event of default, FSAH may take any or all of the following actions:

  •
  exercise the rights of a secured party in relation to the collateral;

  •
  direct the reinvestment of the FSAM assets at its sole discretion in eligible collateral;

  •
  maintain the Dexia asset guarantee and Dexia GIC guarantee in force and apply any posted collateral to unpaid liabilities of Dexia in relation to the Dexia asset guarantee; and

  •
  prior to the issuance of a sovereign guarantee, terminate the Dexia asset guarantee and apply collateral posted by Dexia to the purchase of a replacement guarantee having substantially the same terms as the Dexia asset guarantee.

  FSA Global Agreement

        FSA Global and Premier International Funding Co., which we refer to in this proxy statement as "Premier," are variable interest entities that have issued obligations insured under FSAH's leveraged tax lease defeasance business, which is operated as part of FSAH's financial guaranty business, and its MTN business, which is operated as part of FSAH's financial products business.

        Under the stock purchase agreement, Assured and Dexia Holdings have agreed to cooperate in good faith to evaluate the feasibility of the actual or functional separation, which we refer to in this proxy statement as the "FSA Global business separation," of FSA Global's leveraged tax lease debt defeasance business and the MTN and leveraged tax lease equity defeasance businesses with a view to (1) maximizing the tax, accounting and financial efficiency of the separation of the businesses for both parties and (2) determining which party will own the capital stock of FSA Global and Premier, and on the basis of the results of this evaluation, negotiate an agreement regarding the FSA Global and Premier business separation.

        Regardless of the structure of the FSA Global business separation, Assured and Dexia Holdings have agreed that:

  •
  Dexia Holdings will be responsible for all rights and obligations (including swaps and other derivatives) related to and incurred in connection with the operation of FSA Global's MTN business, will have all existing and future economic risks, benefits and profits associated with that business and will indemnify FSA against any obligations in relation to the medium-term note business;

  •
  Assured will be responsible for all rights and obligations related to and incurred in connection with the operation of the leveraged tax lease debt defeasance business (other than any GICs issued in connection with that business), will have all existing and future economic risks, benefits and profits associated with that business and will indemnify Dexia Holdings against any obligations in relation to the leveraged tax lease debt defeasance business;

  •
  any structure agreed to by the parties will not, following the closing result in (i) Assured consolidating the MTN business in its financial statements, (ii) Dexia Holdings consolidating the leveraged tax lease debt defeasance business in its financial statements, or (iii) a decrease in the value of the deferred tax benefits included in the unaudited deconsolidated balance sheet of FSAH's financial guaranty and financial products segment as of September 30, 2008;

  •
  no new business will be written by FSA Global or Premier;

  •
  neither party will be responsible to the other for costs of capital of the other party or to post collateral in relation to its obligations under the FSA Global business separation agreement.

        Dexia Holdings' guarantee or indemnity obligations in relation to FSA Global will not be covered by any sovereign guarantee or secured by any collateral.

  Strip Coverage Liquidity Facility

        Dexia Holdings or an affiliate of Dexia Holdings reasonably acceptable to FSA will provide a liquidity facility, which we refer to in this proxy statement as the "strip coverage liquidity facility," for the purpose of covering the liquidity risk arising out of claims payable in respect of "strip coverages" included in FSAH's leveraged tax lease debt defeasance business. FSA may make a draw under the strip coverage liquidity facility for the purpose of funding payments actually made by FSA in respect of the strip coverages from time to time pursuant to one or more claims under FSA financial guaranty insurance policies insuring the obligations of the lessee in relation to a lease termination. FSA may not make any draw unless FSA has used its commercially reasonable efforts to avoid any termination of the relevant leases.

        The initial commitment amount under the strip coverage liquidity facility will not exceed $2 billion, subject to reduction to $1 billion under specified conditions. The initial commitment amount under the strip coverage liquidity facility will amortize pro rata in accordance with the amortization schedule of the total amount of the related strip coverages.

        In consideration for its commitments under the strip coverage liquidity facility, the lender will be entitled to receive a periodic commitment fee on the undrawn commitment amount, to be negotiated in good faith based on market terms for similar facilities available to FSA as of the closing date. Amounts drawn and outstanding under the strip coverage liquidity facility will bear monthly interest at the same rate that FSA charges to lessees for amounts sought to be reimbursed to it under the relevant lease.

  Pre-Existing Agreements

        Dexia Holdings has agreed to cause the following agreements to remain in full force and effect in accordance with their respective terms after the closing date:

  Revolving Credit Facility

        FSAM entered into a revolving credit agreement with Dexia Crédit Local in June 2008 pursuant to which Dexia Crédit Local provides a $5 billion revolving line of credit to FSAM. Dexia Crédit Local subsequently assigned an 88% fractional interest in its obligations under the facility to Dexia Bank Belgium. The line of credit is subject to termination by the lenders upon five years' notice.

  Capital Commitment Agreement

        FSAH, FSAM and Dexia Holdings have entered into a capital commitment agreement pursuant to which Dexia Holdings agreed to provide capital contributions to FSAH of up to $500 million in the aggregate. The capital contributions will equal the economic losses on assets owned by FSAM for which other than temporary impairments have been determined in accordance with FSAH's accounting principles for the quarter ending immediately prior to the contribution date, less certain realized tax benefits, if any, arising from those economic losses. Upon receipt of a capital contribution from Dexia Holdings, FSAH will make a capital contribution to FSAM of an equivalent amount. Dexia Crédit Local has committed to loan, contribute or otherwise convey to Dexia Holdings all amounts needed by Dexia Holdings to make the capital contributions to FSAH.

  Securities Lending Agreement

        FSAM, FSA, FSA Insurance Company, which we refer to in this proxy statement as "FSAIC," and Dexia Crédit Local have entered into a securities lending agreement pursuant to which Dexia Crédit Local has agreed to lend FSAM up to $3.5 billion (based upon market value, and subject to reduction as described below) of securities eligible to act as collateral for GICs. As collateral for this loan, FSAM will post securities of the same market value but that are generally ineligible to act as collateral for GICs. FSAM may only draw on the facility in the event of a downgrade of FSA to below Aa3 by Moody's or AA- by S&P. The securities lending agreement will terminate on the seventh anniversary of its execution and may also be terminated (i) on five years' prior written notice from Dexia Crédit Local and (ii) at any time, subject to FSAM's consent, not to be unreasonably withheld, if FSAM enters into an alternative liquidity or credit enhancement agreement that serves to make the securities lending agreement unnecessary or redundant. FSA, FSAM and FSAIC have agreed to use their best efforts to obtain insurance regulatory approval for alternative facilities that would allow FSA and FSAIC to (a) purchase up to $1 billion in municipal securities from FSAM and (b) provide up to $1.5 billion in financing to FSAM in exchange for other assets held by FSAM. If the required approvals are obtained, FSAM would be required to utilize such facilities prior to requesting loans from Dexia Crédit Local under the securities lending agreement and the amount of Dexia Crédit Local's commitment would be reduced by an amount equal to 90% of the financing that FSAM could thereby obtain from FSA and FSAIC. FSA is providing a guarantee of FSAM's payment obligations under the Securities Lending Agreement.

Closing

        The closing of the acquisition is subject to the following conditions:

  •
  the issuance of up to 44,567,901 Assured common shares as part of the purchase price under the stock purchase agreement is approved by our shareholders;

  •
  all required governmental and regulatory consents and approvals are obtained; and

  •
  all other conditions discussed in this proxy statement and the stock purchase agreement are either satisfied or waived (see "—Closing Conditions" below).

        In the stock purchase agreement, we have agreed to cause the completion of the acquisition of FSAH to occur no later than the fifth business day following the satisfaction or waiver of the last of the conditions specified in the stock purchase agreement, or on another mutually agreed date. However, if we have not completed a public offering of Assured common shares to finance the cash portion of the purchase price by the closing date, Assured may elect to postpone the closing date until a date not more than 45 days after the date on which the closing conditions had been satisfied or waived. If Assured elects to so postpone the closing date, (i) certain conditions to closing and termination rights, including the Absence of Downgrade Closing Condition (as defined below under "—Closing Conditions") and Assured's related right to terminate the stock purchase agreement will be waived by Assured and (ii) Assured must pay Dexia Holdings interest on the cash portion of the purchase price (calculated at 30-day LIBOR) for the period between the date the closing would have otherwise taken place and that date on which it actually takes place.

Representations and Warranties

        In the stock purchase agreement, each of Assured and Dexia Holdings has made representations and warranties to the other regarding, among other things:

  •
  corporate matters, including due organization and qualification;

  •
  authority relative to execution and delivery of the stock purchase agreement and the absence of conflicts with, or violations of, organizational documents or other obligations as a result of the transaction;

  •
  capitalization;

  •
  financial statements;

  •
  the absence of material adverse changes;

  •
  permits and licenses;

  •
  absence of investigations and enforcement actions by regulatory agencies;

  •
  legal proceedings;

  •
  compliance with applicable laws;

  •
  necessary consents and approvals;

  •
  taxes and tax returns;

  •
  broker's fees payable in connection with the transaction;

  •
  the timely filing and accuracy of reports with insurance regulatory authorities and the SEC; and

  •
  internal accounting controls.

        In addition, Dexia Holdings has made other representations and warranties about FSAH to Assured, including as to:

  •
  material contracts;

  •
  employee and labor matters, including employee benefit plans;

  •
  intellectual property;

  •
  owned and leased real property;

  •
  environmental liabilities; and

  •
  certain matters relating to leveraged lease financing arrangements.

        In addition, Assured has made other representations and warranties about itself to Dexia Holdings, including as to:

  •
  Assured's financial capability to complete the transaction, and

  •
  the form and accuracy of this proxy statement.

        Certain of the representations and warranties will not be deemed untrue or incorrect as a consequence of the existence or absence of any fact, circumstance or event unless that fact, circumstance or event, individually or when taken together with all other facts, circumstances or events, has had or would reasonably be likely to have a material adverse effect on FSAH (disregarding its financial products business) or Assured, as the case may be. In determining whether a material adverse effect would reasonably be likely to occur, the parties will disregard the effects of events, changes and circumstances arising out of or otherwise attributable to, (a) the industries in which FSAH or Assured or any of their respective subsidiaries operate, (b) general economic conditions (including interest rates), general financial or market conditions (including changes in the market values of any securities or instruments held by FSAH or Assured or any of their respective subsidiaries), war, terrorism or hostilities, weather conditions and storms, (c) changes in law or generally accepted accounting principles, (d) compliance with the stock purchase agreement, the identity of the other party or, in the case of Dexia Holdings, actions taken with the written consent of Assured and (e) the transactions or the public announcement of the stock purchase agreement (but in the case of clauses (a), (b) and (d), only to the extent that they do not disproportionately affect Dexia Holdings (disregarding its financial products business) or Assured as the case may be.

        The representations and warranties described above and included in the stock purchase agreement were made by each of Dexia Holdings and Assured to the other. These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by Dexia Holdings and Assured in connection with negotiating the terms of the stock purchase agreement, and may have been included in the stock purchase agreement for the purpose of allocating risk between Dexia Holdings and Assured rather than to establish matters as facts. The stock purchase agreement is described in, and included as an exhibit to, this document only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding FSAH, Assured or their respective businesses. See "Where You Can Find More Information."

Conduct of Business of FSAH Prior to the Closing

        Dexia Holdings has agreed that, during the period from the date of the stock purchase agreement to the closing, and except as otherwise set forth or contemplated by the stock purchase agreement, as required by law, or with the prior written consent of Assured (such consent not to be unreasonably withheld or delayed), Dexia Holdings will use its commercially reasonable efforts to cause FSAH and its subsidiaries (other than its subsidiaries engaged in the financial products business) to (a) conduct their respective businesses in the ordinary course of business consistent with past practice, (b) preserve substantially intact their respective present business organizations, operations and relationships with third parties and (c) refrain from taking any of the following actions:

  •
  making any material change in the cash compensation of any employees (excluding any arrangements that do not involve payments by FSAH or any of its subsidiaries after the closing), other than changes made in accordance with normal compensation practices or pursuant to existing contractual commitments and consistent with past compensation practices;

  •
  instituting any material increase in any benefit provided under any profit-sharing, bonus, incentive, deferred compensation, insurance, pension, retirement, medical, hospital, disability, welfare or other benefits made available to employees other than in the ordinary course of business (excluding any arrangements that do not involve payments by FSAH or any of its subsidiaries after the closing);

  •
  subject to certain exceptions, (A) entering into any employment or severance agreement, other than for new employees in the ordinary course of business, (B) increasing the benefits payable in the aggregate under severance or termination pay plans or policies, (C) adopting any new or amending any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment or other employee benefit plan or policy for the benefit of any director, officer or employee, (D) increasing the compensation or benefits of any director or executive officer, other than in the ordinary course of business or as required by the terms of the applicable benefit plans or (E) waiving or amending the terms of any non-competition or non-solicitation agreement with any employee;

  •
  changing any material tax elections, investment policies or guidelines, accounting policies or practices (including to any cost allocation methods, reserving methods, practices or policies),or method of reporting revenue, except as required by law or as required to conform with applicable generally accepted accounting principles or statutory accounting principles, as applicable;

  •
  failing to use commercially reasonable efforts on a basis consistent with past practice to maintain material assets in their current physical condition, except for ordinary wear and tear;

  •
  incurring third party debt in excess of $250,000 individually or $5,000,000 in the aggregate other than debt incurred by a subsidiary engaged in the financial products business;

  •
  amending or authorizing an amendment to any of the organizational documents of FSAH or any of its subsidiaries (other than its subsidiaries engaged in the financial products business);

  •
  subject to certain exceptions, issuing or selling to any person (other than Dexia Holdings) any equity interests or other rights of any kind to acquire equity interests of FSAH, or issuing any equity interests in any subsidiary of FSAH to any person other than FSAH or one of its subsidiaries;

  •
  acquiring (by merger, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership or other business organization or division thereof;

  •
  subject to certain exceptions, selling, assigning, leasing, transferring, licensing or otherwise encumbering or disposing of any material asset owned by FSAH or any of its subsidiaries;

  •
  incurring, authorizing or committing to make any capital expenditure in excess of $1,000,000 other than (A) maintenance, repair and upkeep in the ordinary course of business or (B) in accordance with FSAH's projected and budgeted capital expenditures;

  •
  permitting FSAH to declare or pay any dividend or make any other distribution to its shareholders whether or not upon or in respect of any shares of its capital stock;

  •
  commencing any proceeding for a voluntary liquidation, dissolution, or winding up, including the initiation of any bankruptcy proceedings on its behalf;

  •
  issuing any insurance contracts other than in accordance with the existing underwriting guidelines, or making any material amendments to such underwriting guidelines;

  •
  commuting, terminating or amending any insurance contract other than in the ordinary course of business consistent with past practices without receiving fair or reasonably equivalent value in connection therewith unless FSAH's management shall determine that such commutation, termination or amendment is in the best interests of FSAH and its reinsurers;

  •
  making any investments other than in accordance with existing investment policies, or making any material amendments to such investment policies;

  •
  realizing gains or losses on investment securities other than in the ordinary course of business consistent with past practices;

  •
  paying any bonuses or incentive compensation, including equity-based, in amounts on an annualized basis in excess of amounts accrued as of September 30, 2008; or

  •
  authorizing or entering into a contract in furtherance of any of the foregoing.

Post-Closing Conduct of Business

        Under the stock purchase agreement, from and after the closing date, Assured will, and will cause its subsidiaries, including FSAH and its subsidiaries to, operate their respective businesses in compliance with the terms and conditions set forth below.

  •
  Unless FSA is rated below A+, FSA will not write any business except municipal bond and infrastructure bond insurance whether written directly, assumed, reinsured or occurring through any merger transaction.

  •
  FSA is to continue to be domiciled in New York and treated as a monoline bond insurer for regulatory purposes, other than with the consent of Dexia.

  •
  FSA will not take any of the following actions unless FSA receives prior rating agency confirmation that such action would not cause any rating currently assigned to FSA to be downgraded immediately following such action:

  •
  merger,

  •
  issuance of debt or other borrowing exceeding $250 million,

  •
  issuance of equity or other capital instruments exceeding $250 million,

  •
  entry into new reinsurance arrangements involving more than 10% of the portfolio as measured by either unearned premium reserves or net par outstanding, or

  •
  any waiver, amendment or modification of any agreement relating to capital or liquidity support of FSA exceeding $250 million.

  •
  FSA shall not repurchase, redeem or pay any dividends in relation to any class of equity interests including without limitation interest payments in relation to its surplus notes unless (i) (A) at such time FSA is rated at least AA- by S&P, AA- by Fitch and Aa3 by Moody's (if such rating agencies still rate financial guaranty insurers generally) and (B) the aggregate amount of such dividends in any year does not exceed $25 million or (ii) FSA receives prior rating agency confirmation that such action would not cause any rating currently assigned to FSA to be downgraded immediately following such action.

  •
  FSA shall restrict its liquidity exposure such that no GIC contracts or similar liabilities insured by FSA shall have terms that require acceleration, termination or prepayment based on a downgrade or withdrawal of any rating assigned to FSA's financial strength, a downgrade of the issuer or obligor under the agreement, a downgrade of any third party.

  •
  FSA shall continue to be rated by each of Moody's, S&P and Fitch, if such rating agencies still rate financial guaranty insurers generally; unless and until the date on which (i) a credit rating has been assigned by the rating agencies to the GIC issuers (and/or the liabilities of the GIC issuers under the relevant GICs have been separately rated by the rating agencies) which is independent of the financial strength rating of FSA and (ii) the principal amount of GICs in relation to which a downgrade of FSA may result in a requirement to post collateral or terminate such GIC notwithstanding the existence of a separate rating referred to in (i) of at least AA or higher is below $1.0 billion (such date, the FSA de-linkage date).

  •
  FSA shall not (i) enter into commutation or novation agreements with respect to its insured portfolio involving a payment exceeding $250 million or (ii) enter into any "cut-through" reinsurance, pledge of collateral security or similar arrangement whereby the benefits of reinsurance purchased by FSA or of other assets of FSA would be available on a preferred or priority basis to a particular class or subset of policyholders of FSA relative to the position of Dexia as policyholder upon the default or insolvency of FSA (whether or not with the consent of any relevant insurance regulatory authority), other then with Dexia's consent.

  •
  Any entity into which FSA shall be merged or with which FSA shall enter into any consolidation or to which FSA shall sell all or substantially all its assets shall comply with each of the foregoing restrictions subject to the time periods outlined in the next bullet point, provided that in the case of a merger between FSA and Assured Guaranty Corp. (A) the items described in the first and second bullet points above will cease to apply on the first anniversary of the closing date under the stock purchase agreement and (B) all other items will expire three years after the closing date (subject in each case to any exposure limitation date).

        The foregoing restrictions will apply (i) in the case of items other than those described in the fifth and sixth bullet points above, until three years after the closing date and (ii) in the case of items described in the fifth and sixth bullets, until the FSA de-linkage date, and then terminate, provided that all such restrictions shall terminate on any date after the FSA de-linkage date that the aggregate principal amount or notional amount of exposure of Dexia and any of its affiliates (excluding the exposures relating to the financial products business) to any transactions insured by FSA or any of its affiliates prior to the signing date is less than $1 billion (such date, the exposure limitation date).

        A breach of any of the foregoing restrictions not remedied within 30 days of notice by Dexia shall entitle Dexia to payment of damages, injunctive relief, or other remedies available under applicable law. These parameters are not intended to and do not create any express or implied duties of Assured in relation to the management of the business or financial condition of FSA, other than to comply with the express terms hereof, and are without prejudice to any other rights, powers or obligations of the parties to the stock purchase agreement.

 Other Covenants

  Reasonable Best Efforts to Close

        Each of Assured and Dexia Holdings shall use its reasonable best efforts to consummate and make effective the transactions contemplated by the stock purchase agreement and to cause the closing conditions to be satisfied.

  Insurance-Related Filings

        Each of Assured and Dexia Holdings has agreed to, promptly following the execution of the stock purchase agreement, prepare and submit to the appropriate governmental entities the following filings, at its respective expense, and to provide a copy of the completed filings to the other party a reasonable period prior to making the filing for the other party's review and comment:

  •
  all required applications by Assured to acquire control of the FSAH insurance subsidiaries;

  •
  all required filings or disclaimers of affiliation with respect to Dexia Holdings' acquisition of Assured common shares;

  •
  all required pre-acquisition notification competitive impact filings by Assured; and

  •
  letters of determination of non-control regarding foreign government control of any insurance subsidiary.

        To the extent permissible under applicable law and consistent with the instructions of any governmental entity with jurisdiction to review and, as appropriate, authorize or approve the transactions contemplated by the stock purchase agreement and any rating agency, each of Assured and Dexia Holdings has agreed to (i) keep the other informed of the status of matters relating to completion of the transactions contemplated by the stock purchase agreement, including promptly furnishing the other with copies of notices or other communications received by Assured or Dexia Holdings, as the case may be, from any third party, governmental entity or rating agency and (ii) provide the other with the opportunity to participate in any discussions with any governmental entity or rating agency, in each case with respect to any matters relating to the transactions contemplated by the stock purchase agreement.

        Dexia Holdings and Assured have also agreed to (i) provide promptly to any governmental entity or rating agency information and documents requested by any governmental entity or rating agency as may be necessary, proper or advisable to permit consummation of the transactions contemplated by the stock purchase agreement, (ii) cooperate with one another in connection with any such request and in connection with resolving any investigation or other inquiry of any governmental entity or rating agency and (iii) to obtain confirmation from each of the rating agencies that consummation of the transactions contemplated by the stock purchase agreement of itself will not result in a downgrade, in the case of Assured, of AGC, Assured Guaranty (UK) Ltd. and AG Re or, in the case of Dexia Holdings, FSA.

        Assured has agreed to use its best efforts to resolve any objections asserted with respect to the transactions contemplated by the stock purchase agreement by any antitrust authority or any other governmental entity or any third party challenging the transactions contemplated by the stock purchase agreement or that would otherwise prohibit or materially impair or materially delay the consummation of such transactions so as to permit the consummation of the transactions contemplated by the stock purchase agreement, including (i) contesting and resisting any such actions and to have vacated, lifted, reversed or overturned any order by any governmental entity that is in effect that prohibits, prevents, restricts, impairs or delays the consummation of the transactions contemplated by the stock purchase agreement and (ii) selling or agreeing to sell, holding or agreeing to hold separate, or otherwise disposing or agreeing to dispose of assets (including assets of any affiliates) or conducting or agreeing to conduct its business (including the businesses of any affiliates) in such a manner as would resolve such objections or actions; provided, however, that Assured shall not be obligated to take any such actions or use such efforts to the extent such actions or efforts would be reasonably likely to have a material adverse effect on the assets, liabilities, business, operations, condition (financial or otherwise) or results of operations of Assured and its subsidiaries and FSAH and its subsidiaries operating its financial guaranty business taken as a whole.

  Assured Shareholders Meeting and Proxy Statement

        The stock purchase agreement requires that Assured hold a special general meeting of its shareholders to consider approval and adoption of the issuance of Assured common shares pursuant to the stock purchase agreement as promptly as practicable after the SEC confirms that it has no further comments on the proxy statement to be filed in connection with that meeting.

        Assured agreed to, as promptly as practicable, file with the SEC a proxy statement, containing the recommendation of Assured's board of directors that stockholders vote in favor of the issuance of Assured common shares pursuant to the stock purchase agreement, respond promptly to any SEC comments with respect to the proxy statement, mail a definitive proxy statement to Assured shareholders and solicit proxies from shareholders for approval of the issuance of Assured common shares pursuant to the stock purchase agreement. Assured also agreed to provide Dexia Holdings with copies of any SEC comments, filings and correspondences with respect to this proxy statement.

        Dexia Holdings has agreed to cooperate with Assured, including providing Assured promptly upon request with the information concerning Dexia Holdings required to be included in this proxy statement.

  Non-Competition

        Dexia Holdings has agreed that it will not, and will cause its subsidiaries not to, for a period of twelve months after the closing date, engage in the business of monoline municipal bond financial guarantee insurance in the United States.

  Non-Solicitation

        Assured has agreed that for a period of twelve months following the closing date, neither it nor any of its affiliates will solicit for hire any person who as of the closing date is employed by, or who has within the last six months been employed by, Dexia Holdings or any of its affiliates (except for employees of FSAH). Dexia Holdings has agreed for a period of twelve months following the closing date, neither it nor any of its affiliates will solicit for hire any person who after the closing date is employed by any of FSAH or Assured or their respective subsidiaries, or who has within the last six months been employed by Assured or any of its subsidiaries. Each of Assured's and Dexia Holdings' agreements is subject to certain exceptions including exceptions for (i) general solicitations; (ii) general solicitations undertaken by a third party without a specific request to recruit a specific person; and (iii) any person whose employment is terminated following the closing (without prior solicitation in violation of the non-solicitation provision).

  Exclusivity

        Dexia Holdings has agreed that it will not, and will use reasonable best efforts to cause its affiliates and their respective representatives not to:

  •
  solicit, encourage, initiate, entertain, or facilitate any inquiries with respect to, or the making of any proposal which constitutes, any proposal or offer from any person or group of persons relating to any direct or indirect acquisition or purchase of all or substantially all of the assets or equity securities of FSAH and its subsidiaries (other than FSAH's financial products subsidiaries), other than the transactions contemplated by the stock purchase agreement;

  •
  participate in or entertain any negotiations or discussions (whether initiated by Dexia Holdings or not) regarding any such proposal;

  •
  provide any information to any person or group of persons (other than Assured and its affiliates) concerning such a proposal; or

  •
  make or authorize any public statement, recommendation or solicitation in support of any such proposal.

        Assured has agreed that it will not, and will use reasonable best efforts to cause its affiliates and their respective representatives not to:

  •
  engage in any proposal or offer by any person (including Assured) or group of persons relating to any direct or indirect acquisition or purchase by Assured or any of its subsidiaries of any assets or equity securities of a person or persons which could reasonably be expected to materially impede, prevent or delay the transactions contemplated by the stock purchase agreement or the closing;

  •
  solicit, encourage, initiate, entertain, or facilitate any inquiries with respect to, or the making of any proposal which constitutes, any such proposal;

  •
  participate in or entertain any negotiations or discussions (whether initiated by Assured or not) regarding any conflicting transaction;

  •
  provide or request any information from or to, as the case may be, any person or group of persons concerning a possible conflicting transaction; or

  •
  make or authorize any public statement, recommendation or solicitation in support of any possible conflicting transaction.

  Employee Matters

        Assured agreed that that each employee of FSAH who continues to be employed after the closing will receive:

  •
  for a period of one year, a salary that is no less than such employee's salary in effect immediately prior to the closing date;

  •
  employee benefit plans, programs, policies and arrangements (other than salary) which are comparable to other New York City-based employees of Assured's subsidiaries; and

  •
  recognition of the service provided to FSAH or its subsidiaries under all employee benefit plans, programs and policies of Assured and its subsidiaries in which they become participants for purposes of eligibility, vesting and benefit accrual (but not for purposes of benefit accrual under any defined benefit pension plan), to the same extent such service was credited under the comparable FSAH employee benefit plan.

  Soft Capital Facility

        Assured and Dexia Holdings have agreed to use their reasonable best efforts to cause the change of control event of default under a $350 million credit agreement providing capital support to FSA, which we refer to in this proxy statement as the "soft capital facility," to be waived by the lenders thereunder with any consent fee and expenses being borne by Assured. If such a waiver cannot be obtained by payment of a reasonable consent fee and any of the rating agencies determines that a downgrade of FSA would occur as a result of the termination of the soft capital facility upon consummation of the closing, Dexia has the option to provide a credit facility in replacement of such soft capital facility or notify Assured that one of the conditions to Dexia Holdings' obligation to close will be impossible to fulfill, and Assured shall be bound by such notice. If the waiver is obtained, the initial commitment under the strip coverage liquidity facility will not exceed $1 billion.

  NYSE Listing

        Assured has agreed to cause the Assured common shares to be issued under the stock purchase agreement to be approved for listing on the NYSE, subject to official notice of issuance, prior to the closing date.

Tax Matters

  Indemnification

        Under the stock purchase agreement, Dexia Holdings has agreed to indemnify Assured for losses it incurs attributable to:

  •
  taxes that are imposed on FSAH or any of its subsidiaries, or for which FSAH or any of its subsidiaries may otherwise be liable, for all taxable periods ending on or before the closing date and the portion through the end of the closing date for any taxable period that includes (but does not end on) the closing date;

  •
  taxes of any member of an affiliated, consolidated, combined, or unitary group of which FSAH or any of its subsidiaries (or any predecessor of any of the foregoing) is or was a member on or prior to the closing date; and

  •
  taxes of any person (other than FSAH or any of its subsidiaries) imposed on FSAH or any of its subsidiaries as a transferee or successor, by contract or pursuant to any law, rule or regulation, which taxes relate to an event or transaction occurring before the closing date.

  Transfer Taxes

        Under the stock purchase agreement, transfer taxes that result from the transaction shall be borne equally.

  Filing of Tax Returns

        After the closing, Dexia Holdings will file all tax returns that are required to be filed by or with respect to FSAH or any of its subsidiaries for taxable years or periods ending on or before the closing date and will pay the taxes due as reflected in those tax returns. Assured will file all tax returns that are required to be filed by or with respect to FSAH or any of its subsidiaries for taxable years or periods ending after the closing date and will pay the taxes due as reflected in this tax returns. Assured will permit Dexia Holdings to review and comment on each tax return for FSAH or any of its subsidiaries for any taxable period that includes the closing date before it is filed and will make such reasonable revisions to such tax returns as are requested by Dexia Holdings.

  Tax Refunds

        Pursuant to the stock purchase agreement, any refunds received by FSAH after the closing date for any taxable year or period ending on or before or including the closing date will belong to Dexia Holdings.

Closing Conditions

        Our respective obligations to complete the transaction are subject to the satisfaction or waiver of certain conditions, including:

  •
  the expiration or earlier termination of the waiting period under the HSR Act;

  •
  the absence of any laws, rules or injunctions prohibiting or making illegal the completion of the acquisition; and

  •
  receipt of certain material insurance approvals (which approvals do not contain any condition or requirement which would be reasonably likely to have a material adverse effect on Assured and its subsidiaries, including FSAH and its subsidiaries (other than the financial products subsidiaries) taken as a whole).

        Assured's obligation to complete the transaction is separately subject to the satisfaction or waiver of certain conditions, including:

  •
  execution and delivery of the transaction agreements;

  •
  approval by Assured's shareholders of the issuance of the Assured common shares to Dexia Holdings pursuant to the stock purchase agreement; and

  •
  receipt by Assured of confirmation from Fitch, Moody's and S&P that consummation of the transactions contemplated by the stock purchase agreement of itself will not result in a downgrade of AGC, Assured Guaranty (UK) Ltd. and AG Re.

        Dexia Holdings' obligation to complete the transaction is separately subject to the satisfaction or waiver of certain conditions, including:

  •
  the Assured common shares to be issued pursuant to the stock purchase agreement shall have been authorized for trading on the NYSE, subject to official notice of issuance;

  •
  execution and delivery of the transaction agreements; and

  •
  receipt by Dexia Holdings of confirmation from Fitch, Moody's and S&P that consummation of the transactions contemplated by the stock purchase agreement of itself will not result in a downgrade of FSA.

        We cannot provide assurance as to when or if all of the conditions to the transaction can or will be satisfied or waived by the appropriate party. As of the date of this proxy statement, we have no reason to believe that any of these conditions will not be satisfied.

Termination

        The stock purchase agreement can be terminated at any time prior to the closing with the mutual consent of Assured and Dexia Holdings.

        Either Assured or Dexia Holdings may terminate the stock purchase agreement at any time prior to closing if:

  •
  there is a material breach by the other party that would cause the failure of certain closing conditions, unless the breach is capable of being, and is, cured within 45 days following written notice of the breach to the party committing the breach;

  •
  the closing has not occurred on or before August 14, 2009; unless the closing has not occurred due to the failure of the party seeking to terminate to comply fully with its obligations under the stock purchase agreement; or

  •
  any event occurs which would render impossible the satisfaction of one or more conditions to closing.

        If the stock purchase agreement is terminated, it will become void and have no effect, and neither Assured nor Dexia Holdings will have any further liability to the other party; except that both parties will remain liable for any breaches of the stock purchase agreement that occurred prior to the termination.

Survival of Representations and Warranties and Covenants; Indemnification

  Survival

        Under the stock purchase agreement, the respective representations and warranties of Assured and Dexia Holdings survive until one year after the closing. All covenants contained in the stock purchase agreement survive until closing unless by their terms they are to be performed after the closing, in which case they survive until fully performed.

  Indemnification

        Under the stock purchase agreement, except indemnification with respect to tax matters which is described above, Dexia Holdings will indemnify Assured for losses it incurs arising out of:

  •
  any breaches of Dexia Holdings' representations, warranties and covenants set forth in the stock purchase agreement;

  •
  the operation, assets or liabilities of FSAH's financial products business prior to the closing (including any legal proceedings filed prior to or arising out of conduct prior to, the closing);

  •
  any amount paid by FSAH in purchasing shares of FSAH common stock owned by the directors or former directors of FSAH in excess of $21.65 (which is the equivalent of the price per share of FSAH common stock paid by Assured to Dexia Holdings under the stock purchase agreement); and

  •
  certain claims under FSAH's severance plans.

        Under the stock purchase agreement, Assured has agreed to indemnify Dexia Holdings for losses it incurs arising out of any breaches of Assured's representations, warranties and covenants set forth in the stock purchase agreement.

        Each party's indemnification obligation for breaches of representations is subject to a $10 million deductible and an aggregate cap of $90.25 million. No claim for a breach of a representation and warranty may be brought by either party or included in the aggregate losses for purposes of satisfying the deductible unless it exceeds a de minimis threshold of $250,000.

        Any indemnification payments will be reduced (a) by any amounts received by the indemnified party from any third party or under applicable insurance policies owned by the indemnified party or its subsidiaries, (b) reduced by the amount of any tax benefits attributable to the loss giving rise to the payment with respect to which an indemnity obligation exists and (c) reduced by the amount of reserves or provisions specifically set forth in FSAH's financial statements for the nine months ended September 30, 2008.

        Dexia Holdings' indemnification obligations with respect to taxes or losses related to taxes are described above.

 ACE Voting Agreement

        Dexia Holdings and ACE Bermuda have entered into a voting agreement, which we refer to in this proxy statement as the "ACE voting agreement," pursuant to which ACE Bermuda, the holder of 19,157,401 Assured common shares, or approximately 21.1% of the Assured common shares outstanding as of the date of this proxy statement, has agreed to vote, or cause to be voted, all of its Assured common shares, any other shares of capital stock of Assured with respect to which it had the right to vote and any additional shares of Assured capital stock or other securities entitling the holder thereof to vote or give consent with respect to the following matters to which ACE Bermuda becomes the beneficial owner after the date of the ACE voting agreement and, at any meeting of Assured's shareholders (including any adjournment or postponement thereof), or pursuant to any action by written consent (i) in favor of Proposal No. 1 described in this proxy statement and (ii) against any action or agreement that could reasonably be expected to impede, interfere with or prevent the issuance of Assured common shares to Dexia Holdings pursuant to the stock purchase agreement or any of the transactions contemplated by the stock purchase agreement.

        ACE Bermuda has also agreed not to sell, pledge, assign, encumber or otherwise transfer or dispose of any of its Assured common shares, or any interest therein, or securities convertible into, or any voting rights with respect to, any of its Assured common shares, or enter into any contract with respect to any of the foregoing, other than a transfer to a third party that executes a counterpart of the ACE voting agreement, agreeing to be bound by the terms and provisions of the ACE voting agreement.

        The ACE voting agreement will terminate upon the first to occur of (a) the closing of the transactions contemplated by the stock purchase agreement or (b) termination of the stock purchase agreement in accordance with its terms. The ACE voting agreement may also be terminated by the mutual agreement of Dexia Holdings and ACE Bermuda.

WLR Voting Agreement

        Assured and the WLR Funds have entered into a voting agreement, which we refer to in this proxy statement as the "WLR voting agreement," pursuant to which the WLR Funds, which collectively own 12,166,396 Assured common shares, or approximately 13.4% of the Assured common shares outstanding as of the date of this proxy statement, have agreed to vote, or cause to be voted, all of its Assured common shares at any meeting of Assured shareholders (including any adjournment or postponement thereof), or pursuant to any action by written consent, to be held to consider the issuance of Assured common shares to Dexia Holdings pursuant to the stock purchase agreement or any of the transactions contemplated by the stock purchase agreement. Pursuant to the investment agreement, the total voting power with respect to these shares is limited to 9.5% of the total voting power of all Assured common shares and the WLR Funds have agreed that they will vote all Assured common shares owned by them solely in proportion with the votes cast by all holders of voting securities of Assured on any matter put before them. As a result of these agreements, the WLR Funds will not be able to influence the voting with respect to Proposal No. 1 described in this proxy statement, though their votes will count towards the presence of a quorum at the special general meeting and towards the minimum required vote described below under "Proposal No. 1.—APPROVAL OF THE ISSUANCE OF COMMON SHARES TO THE SELLER IN CONNECTION WITH THE ACQUISITION OF FSAH."

        The WLR Funds have also agreed that, except for sales in open market transactions, they will not sell, pledge, assign, encumber or otherwise transfer or dispose of any of their Assured common shares, or any interest therein, or securities convertible into, or any voting rights with respect to, any of their Assured common shares, or enter into any contract with respect to any of the foregoing, other than a transfer to a third party that executes a counterpart of the WLR voting agreement or otherwise agrees to be bound by the terms and provisions thereof.

        The WLR voting agreement will terminate upon the first to occur of (a) the closing of the transactions contemplated by the stock purchase agreement, (b) the giving of notice of termination of the stock purchase agreement, regardless of whether the stock purchase agreement was terminated thereby in accordance with its terms, (c) the termination of the investment agreement, and (d) August 14, 2009. The WLR voting agreement may also be terminated by the mutual agreement of Assured and the WLR Funds.

 THE WLR BACKSTOP COMMITMENT

        The following describes the material provisions of the WLR Backstop Commitment. The following description of the WLR Backstop Commitment is subject to, and qualified in its entirety by reference to, the WLR Backstop Commitment, which is attached to this document as Appendix B and is incorporated by reference in this document. We urge you to read the stock purchase agreement carefully.

        Assured expects to finance the cash portion of the acquisition with the proceeds of a public equity offering. Assured has received a backstop commitment from the WLR Funds to fund the cash portion of the purchase price with the purchase of newly issued common shares. This backstop commitment is described in Proposal No. 2.

        Assured entered into the WLR Backstop Commitment on November 13, 2008 with the WLR Funds. The WLR Backstop Commitment amended the Investment Agreement between Assured and the WLR Funds and provided to Assured the option to cause the WLR Funds to purchase from Assured or Assured Guaranty US Holdings Inc. a number of Assured common shares equal to the quotient of (i) the aggregate dollar amount not to exceed $361 million specified by Assured divided by (ii) the volume weighted average price of an Assured common share on the NYSE for the 20 NYSE trading days ending with the last NYSE trading day immediately preceding the date of the closing under the stock purchase agreement, with a floor of $6.00 and a cap of $8.50.

        The WLR Funds have no obligation to purchase these common shares pursuant to the WLR Backstop Commitment until the closing under the stock purchase agreement occurs. Assured may use the proceeds from the sale of Assured common shares pursuant to the WLR Backstop Commitment solely to pay a portion of the purchase price under the stock purchase agreement.

        The WLR Funds' obligations under the WLR Backstop Commitment have been secured by letters of credit issued for the benefit of Assured by Bank of America, N.A. and RBS Citizens Bank, N.A., each in the amount of $180.5 million.

        Assured has paid the WLR Funds a nonrefundable commitment fee of $10,830,000 in connection with the option granted by the WLR Backstop Commitment and has agreed to pay the WLR Funds' expenses in connection with the transactions contemplated thereby. Assured has agreed to reimburse the WLR Funds for the $4.1 million cost of obtaining the letters of credit referred to above.

        If Assured offers common shares for sale other than pursuant to the WLR Backstop Commitment to fund a portion of the purchase price under the stock purchase agreement, the WLR Funds have pre-emptive rights to purchase a portion of the common shares so sold. The portion of common shares which the WLR Funds are entitled to purchase under such pre-emptive right is equal to the greater of (1) 25% of the shares offered in such sale and (2) the number of shares offered in such sale that is derived by dividing $150,000,000 by the price paid in such sale. If such sale of common shares is a public offering and the managing underwriter determines that such level of participation would be detrimental to such public offering, the WLR Funds' participation will be reduced to the level recommended by such managing underwriter but in no event to below 25% of the common shares offered in such public offering.

        Except as otherwise specifically provided in the WLR Backstop Commitment, all of the terms and conditions set forth in the Investment Agreement applicable to shares purchased after the initial investment pursuant to the Investment Agreement will apply to common shares purchased pursuant to the WLR Backstop Commitment. The purchase and sale of the common shares pursuant to the WLR Backstop Commitment will reduce the WLR Funds' remaining commitment under the Investment Agreement. The terms of the Investment Agreement are described below under "—Original Investment Agreement."

        The WLR Backstop Commitment may be terminated by either Assured or the WLR Funds if the closing under the stock purchase agreement does not occur by August 14, 2009 and will be automatically terminated if the stock purchase agreement is terminated. The WLR Backstop Commitment may also be terminated by the mutual agreement of Assured and the WLR Funds; by either Assured or the WLR Funds if a non-appealable final judgment is issued prohibiting the closing under the WLR Backstop Commitment or prohibiting or restricting the WLR Funds from owning or voting any common shares purchased pursuant to the WLR Backstop Commitment; by the WLR Funds if Assured amends the stock purchase agreement in any material respect without the prior written consent of the WLR Funds; by the WLR Funds if Assured's board recommendation to shareholders is withdrawn or modified in a manner determined by the WLR Funds in good faith to be adverse to it; or by the WLR Funds if Assured or one of its subsidiaries becomes subject to an insolvency action.

Original Investment Agreement

        Pursuant to the Investment Agreement, on April 8, 2008, the WLR Funds purchased 10,651,896 common shares, which we refer to in this proxy statement as the "Initial Shares," at $23.47 per share.

        In addition, pursuant to the Investment Agreement, the WLR Funds have granted Assured an option to cause the WLR Funds to purchase from Assured or Assured Guaranty US Holdings Inc. a number of common shares, which we refer to in this proxy statement as the "Subsequent Shares," having an aggregate purchase price of up to $750,000,000. The purchase price per common share for the Subsequent Shares will be equal to 97% of the volume weighted average price of a common share on the NYSE for the 15 NYSE trading days prior to the applicable drawdown notice. Assured may exercise this option in one or more drawdowns, subject to a minimum drawdown of $50 million, at any time through the one year anniversary of the initial closing, provided that the purchase price per common share for the Subsequent Shares is not greater than 17.5% above, or less than 17.5% below, the price per common share for the Initial Shares. This option will terminate if Assured would otherwise be required to offer to sell to the WLR Funds common shares pursuant to the pre-emptive rights described below but is prohibited from doing so because shareholder approval had not been obtained as required under NYSE rules. Because the purchase price per common share for the Subsequent Shares would currently be less than 17.5% below the price per common share for the Initial Shares, Assured cannot currently exercise the foregoing option.

        The obligation of the WLR Funds to purchase any Subsequent Shares is subject to a number of conditions, including

  •
  all necessary approvals shall have been obtained, or any applicable waiting period shall have been terminated or expired, under the HSR Act or the competition or merger control laws of other applicable jurisdictions;

  •
  all necessary insurance regulatory approvals shall have been obtained;

  •
  the Subsequent Shares shall have been authorized for listing on the NYSE;

  •
  Assured's subsidiaries identified below shall have the following financial strength ratings, with a minimum of a stable outlook:

	Moody's	S&P	Fitch
Assured Guaranty Corp.	Aaa	AAA	AAA
Assured Guaranty Re Ltd.	Aa2	AA	AA
  •
  since the date of the Investment Agreement, a Change of Control (as defined in the Investment Agreement) shall not have occurred; and

  •
  Assured's Chief Executive Officer and Chief Financial Officer shall have certified that since Assured's most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K there shall not have occurred a material adverse change in the credit quality of Assured's insurance and reinsurance financial guarantee portfolio or investment portfolio.

        As a result of the downgrade of AGC and AG Re by Moody's on November 21, 2008, the condition described in the fourth bullet above cannot be satisfied and thus Assured cannot currently exercise the option described above.

        The WLR Funds have acknowledged and agreed that the common shares it purchases pursuant to the Investment Agreement are "Controlled Shares" within the meaning of Assured's Bye-laws and as such the voting rights of these common shares and other Controlled Shares owned by the WLR Funds will be reduced so that they constitute less than 9.5% of the voting power of Assured. In addition, the WLR Funds have agreed to vote all Assured common shares over which they have voting control solely in proportion with the votes cast by all holders of voting securities of Assured on any matter put before them.

        The WLR Funds have agreed, subject to certain exceptions, to customary standstill provisions that last until the later of:

  •
  such time as the WLR Funds own less than 10% of the Initial Shares and

  •
  the date that is six months after any designee of the WLR Funds ceases to be a director of Assured pursuant to the Board representation rights described below.

        The WLR Funds have agreed, subject to certain exceptions, not to transfer any of the common shares they acquire under the Investment Agreement other than in transactions exempt from registration under the Securities Act or in open market transactions or otherwise where the WLR Funds reasonably believe that any transferee would not own more than 4.9% of the common shares then outstanding. When they signed the Investment Agreement, the WLR Funds represented that they did not intend to sell any common shares purchased under the Investment Agreement within one year after they purchased the Initial Shares.

        If Assured completes a sale of common shares or securities convertible into, or exercisable or exchangeable for common shares, which we refer to as "Additional Shares," on or before the date which is six months after the closing date for the Initial Shares or any Subsequent Shares, resulting in gross proceeds to Assured of $100,000,000 or more at a purchase price, which we refer to as the "Reset Price," that is less than the purchase price used for the Initial Shares or such Subsequent Shares, then Assured will agree to sell to the WLR Funds additional common shares, which we refer to as "Reset Shares," in an amount equal to the difference between:

  •
  the number of Initial Shares or Subsequent Shares that would have been issued to the WLR Funds at the initial closing or such subsequent closing had such Reset Price been used to determine the number of Initial Shares or Subsequent Shares to be issued at such initial closing or subsequent closing, as the case may be; and

  •
  the number of Initial Shares or Subsequent Shares, as the case may be, actually issued.

        The purchase price per Reset Share shall be equal to the par value of such Reset Share. If Assured is precluded from issuing any Reset Shares because shareholder approval has not yet been obtained, then it will pay the WLR Funds a cash amount per Reset Share not so issuable equal to the closing price of a common share on the NYSE on the date of the closing of the additional common shares that triggered these reset rights.

        Assured has granted the WLR Funds pre-emptive rights in the event Assured completes the sale on or before the date which is one year after the closing date for the Initial Shares or any Subsequent

Shares of Additional Shares resulting in gross proceeds to Assured of $100,000,000 or more so that the WLR Funds may maintain their relative common share ownership position in Assured, on a fully diluted basis. In such circumstances, Assured will offer to sell to the WLR Funds a number of common shares such that the WLR Funds may maintain their relative common share ownership position in Assured, on a fully diluted basis at price equal to the weighted average price in the transaction giving rise to such pre-emptive rights. If Assured is precluded from issuing shares to the WLR Funds to satisfy their pre-emptive rights because shareholder approval has not been obtained, Assured's option to cause the WLR Funds to purchase Subsequent Shares shall terminate. The WLR Funds have waived these pre-emptive rights in connection with any issuance of Assured common shares to fund the cash purchase price under the stock purchase agreement.

        In connection with the closing of the issuance of the Initial Shares, Mr. Wilbur Ross was appointed, effective immediately after Assured's 2008 Annual General Meeting, as a director of Assured for a term expiring at Assured's 2009 Annual General Meeting. As long as the WLR Funds beneficially own common shares acquired under the Investment Agreement with an aggregate purchase price of $250,000,000 or more, Assured's Nominating and Governance Committee will nominate, and Assured's board of directors will recommend to Assured's shareholders, the election as director of Mr. Ross or, if Mr. Ross is no longer actively involved in the day-to-day operations of the WLR Funds, a designee of the WLR Funds reasonably acceptable to Assured's Nominating and Governance Committee.

        Assured has filed a shelf registration statement covering the resale of the common shares sold to the WLR Funds pursuant to the Investment Agreement.

        The Investment Agreement may be terminated:

  •
  if the initial closing has not occurred within six months of the date of the Investment Agreement,

  •
  by mutual agreement of Assured and the WLR Funds,

  •
  if there is a non-appealable final judgment prohibiting the initial closing or prohibiting or restricting the WLR Funds from owning or voting any common shares,

  •
  by Assured or the WLR Funds upon a breach of or failure to perform in any material respect (which breach or failure cannot be or has not been cured within 30 days after giving of notice) by the other party, or

  •
  prior to the initial closing, by the WLR Funds if Assured executes or agrees to execute documentation that will result in a change in control.

Tax Discussion

        The issuance of common shares to the WLR Funds is not expected to have a material tax consequence to Assured or its shareholders. However, the acquisition by the WLR Funds of more than 10% of Assured's shares raises a question whether any of Assured and/or its non-U.S. subsidiaries could become a "controlled foreign corporation," which we refer to as a "CFC" under the Internal Revenue Code. If Assured or its non-U.S. subsidiaries become a CFC, each 10% U.S. shareholder of Assured or any non-U.S. subsidiary that is a CFC on the last day of Assured's taxable year would be required to include in its gross income for U.S. federal income tax purposes its pro rata share of Assured's and non-U.S. subsidiaries' "subpart F income," even if the subpart F income is not distributed. We believe that provisions in our organizational documents that will limit the WLR Funds' voting power to less than 9.5%, which the WLR Funds have acknowledged and agreed to in the Investment Agreement, will prevent the WLR Funds from being considered a 10% U.S. shareholder of Assured or any of its non-U.S. subsidiaries and that the sale of common shares to the WLR Funds will not cause Assured to become a CFC. It is possible, however, that the IRS could challenge the effectiveness of these provisions and that a court could sustain such a challenge.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
STATEMENTS OF ASSURED

        The following unaudited pro forma condensed combined financial statements of Assured have been prepared to assist you in your analysis of the financial effects of the acquisition of FSAH by Assured. The unaudited pro forma condensed combined financial statements were prepared using the historical consolidated financial statements of Assured and FSAH. This information should be read in conjunction with, and is qualified in its entirety by, the consolidated financial statements and accompanying notes of Assured and FSAH included in or incorporated by reference into this proxy statement.

        The accompanying unaudited pro forma condensed combined financial statements give effect to the transfer by FSAH to Dexia Holdings of the stock of the companies comprising FSAH's financial products business, which we refer to in the following tables as the "FP Business Distribution," and the acquisition of FSAH, assuming a purchase price of $361 million in cash and the issuance of up to 44,567,901 Assured common shares, using the purchase method of accounting. The pro forma adjustments related to the acquisition of FSAH are preliminary and do not reflect the final allocation of the excess of the purchase price over the net book value of the assets of FSAH, as the process to assign a fair value to the various tangible and intangible assets acquired has only just commenced. Final adjustments are likely to result in a materially different purchase price, debt components and allocation of the purchase price, which will affect the value assigned to the tangible or intangible assets and amount of interest expense and depreciation and amortization expense recorded in the statement of operations. The effect of the changes to the statements of operations will depend on the final purchase price, the nature and amount of debt issued and assumed and the nature and amount of the final purchase price allocation and could be material.

        The pro forma financials do not reflect revenue opportunities and cost savings that we expect to realize after the acquisition of FSAH. We cannot assure you with respect to the estimated revenue opportunities and operating cost savings that are expected to be realized as a result of the acquisition of FSAH. The pro forma financial information also does not reflect non-recurring charges related to integration activity or exit costs that may be incurred by Assured or FSAH in connection with the acquisition of FSAH.

        The unaudited pro forma condensed combined balance sheet assumes that the transactions of FSAH took place on September 30, 2008. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2007 and the nine months ended September 30, 2008 assume that the transactions took place the first day of the period presented (i.e., January 1, 2007 and January 1, 2008, respectively). Reclassifications have been made to the statements of operations of FSAH to conform it to Assured's financial statement classifications.

        The pro forma financial information is based on the estimates and assumptions set forth in the notes to such information. The pro forma financial information is preliminary and is being furnished solely for information purposes and, therefore, is not necessarily indicative of the combined results of operations or financial position that might have been achieved for the dates or periods indicated, nor is it necessarily indicative of the results of operations or financial position that may occur in the future.

 Assured Guaranty Ltd.
Unaudited Pro Forma Condensed Combined Balance Sheet
As of September 30, 2008
(in thousands)

	Assured As Reported	FSA As Reported	Pro Forma Adjustments for Carve Out of Financial Products Segment	Notes	Pro Forma Adjustments for Acquisition	Notes	Pro Forma Combined
Assets
General Investment portfolio, available for sale:
Fixed maturity securities, at fair value	$3,160,606	$5,232,370	$—		$—		$8,392,976
Equity securities, at fair value	—	815	—		—		815
Short-term investments, at cost which approximates fair value	370,071	608,393	—		—		978,464
Financial Segment investment portfolio:
Fixed maturity securities, at fair value	—	12,242,377	(12,242,377)	(1)	—		—
Short-term investments, at cost which approximates fair value	—	607,220	(607,220)	(1)	—		—
Trading portfolio at fair value	—	258,354	(258,354)	(1)	—		—
Assets acquired in refinancing transactions	—	184,684	—		—		184,684

Total investments	3,530,677	19,134,213	(13,107,951)		—		9,556,939
Cash and cash equivalents	7,864	537,892	(507,442)	(1)	(31,630)	(11)	6,684
Deferred acquisition costs	292,121	308,571	—		(107,699)	(2)	184,422
					(308,571)	(3)
Prepaid reinsurance premiums	19,934	1,040,931	—		(329,060)	(2)	731,805
Reinsurance recoverable on ceded losses	6,074	229,585	—		(67,233)	(2)	168,426
Credit derivative assets	179,979	211,943	—		(32,413)	(2)	359,509
Deferred income taxes	82,317	1,837,833	(1,472,146)	(1)	149,662	(2)	783,785
					186,119	(12)
VIE assets	—	—	—		3,164,355	(5)	3,164,355
Other assets	323,718	1,747,713	(1,069,077)	(1)	(41,840)	(2)	960,514

Total assets	$4,442,684	$25,048,681	$(16,156,616)		$2,581,690		$15,916,439

Liabilities and shareholders' equity
Liabilities
Unearned premium reserves	$1,231,842	$3,150,301	$—		$(334,621)	(2)	$5,139,691
					1,092,169	(7)
Reserves for losses and loss adjustment expenses	165,943	1,249,528	—		(67,233)	(2)	1,348,238
Senior Notes/Notes Payable	197,434	730,000	179,712	(1)	(587,000)	(4)	520,146
Series A Enhanced Junior Subordinated Debentures	149,760	—	—		—		149,760
Goodwill	—	—	—		704,713	(9)	—
					(704,713)	(10)
Financial products segment debt	—	18,707,775	(18,707,775)	(1)	—		—
VIE liabilities	—	—	—		3,164,355	(5)	3,164,355
Other liabilities and minority interest	607,757	1,838,487	(336,897)	(1)	(26,729)	(2)	2,109,218
					26,600	(6)

Total liabilities	2,352,736	25,676,091	(18,864,960)		3,267,541		12,431,408

Commitments and contingencies
Shareholders' equity
Common stock	909	335	—		(335)	(8)	1,656
					747	(11)
Additional paid-in capital	1,281,958	1,714,084	(103,300)	(1)	(1,610,784)	(8)	1,971,581
					689,623	(11)
Retained earnings	885,978	319,304	246,688	(1)	(565,992)	(8)	1,590,691
Write-off of negative goodwill					704,713	(10)
Purchase price	—	—	—
Accumulated other comprehensive (loss) income	(78,897)	(2,661,133)	2,564,956	(1)	96,177	(8)	(78,897)
Deferred equity compensation	—	14,137	—		(14,137)	(8)	—
Less treasury stock at cost	—	(14,137)	—		14,137	(8)	—

Total shareholders' equity	2,089,948	(627,410)	2,708,344		(685,851)		3,485,031

Total liabilities and shareholders' equity	$4,442,684	$25,048,681	$(16,156,616)		$2,581,690		$15,916,439

See accompanying notes to unaudited pro forma condensed combined financial statements, including Note 2 for an explanation of the preliminary pro forma adjustments.

Assured Guaranty Ltd.
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2007
(in thousands, except per share amounts)

	Assured As Reported	FSA As Reported	Pro Forma Adjustments for Carve Out of Financial Products Segment	Notes	Pro Forma Adjustments For Acquisition	Notes	Pro Forma Combined
Revenues
Net earned premiums	$159,259	$317,756	$—		$(3,793)	(2)	$593,700
					120,478	(3)
Net investment income	128,092	236,659	—		—		364,751
Net realized investment losses	(1,344)	(1,887)	—		—		(3,231)
Change in fair value of credit derivatives
Realized gains and other settlements on credit derivatives	73,992	102,800	—		2,173	(2)	178,965
Unrealized (losses) gains on credit derivatives	(670,403)	(642,609)	—		—		(1,313,012)

Net change in fair value of credit derivatives	(596,411)	(539,809)	—		2,173		(1,134,047)
Net interest income from financial products segment	—	1,079,576	(1,079,576)	(1)	—		—
Net realized gains (losses) from financial products segment	—	1,867	(1,867)	(1)	—		—
Net realized and unrealized gains (losses) on derivative instruments	—	62,802	(62,058)	(1)	—		744
Net unrealized gains (losses) on financial instruments at fair value	—	13,991	(13,991)	(1)	—		—
Income from assets acquired in refinancing transactions	—	20,907	—		—		20,907
Other income	8,801	37,430	—		(2,543)	(2)	43,688

Total revenues	(301,603)	1,229,292	(1,157,492)		116,315		(113,488)

Expenses
Loss and loss adjustment expenses (recoveries)	5,778	31,567	—		—		37,345
Profit commission expense	6,476	—	—		(2,547)	(2)	3,929
Acquisition costs	43,150	63,442	—		(261)	(2)	106,331
Other operating expenses	79,866	142,090	(17,437)	(1)	—		204,519
Foreign exchange (gains) losses from financial products segment	—	138,479	(138,479)	(1)	—		—
Interest expense	23,529	46,335	16,369	(1)	5,870	(4)	92,103
Net interest expense from financial products segment	—	989,246	(989,246)	(1)	—		—
Amortization of present value of installment premiums	—	—	—		—		—
Other expense	2,623	—	—		—		2,623

Total expenses	161,422	1,411,159	(1,128,793)		3,062		446,850

(Loss) income before (benefit) provision for income taxes	(463,025)	(181,867)	(28,699)		113,253		(560,338)
(Benefit) provision for income taxes	(159,753)	(116,214)	(8,747)	(1)	39,639	(5)	(245,075)

Net (loss) income	(303,272)	(65,653)	(19,952)		73,614		(315,263)
Other comprehensive (loss) income, net of taxes
Unrealized holding (losses) gains on fixed maturity securities arising during the year	13,638	(949,442)	950,487		—		14,683
Reclassification adjustment for realized losses included in net (loss) income	1,327	(10,510)	1,213	(1)	—		(7,970)

Change in net unrealized (losses) gains on fixed maturity securities	14,965	(959,952)	951,700		—		6,713
Change in cumulative translation adjustment	199	—	—		—		199
Cash flow hedge	(418)	—	—		—		(418)

Other comprehensive (loss) income, net of taxes	14,746	(959,952)	951,700		—		6,494

Comprehensive (loss) income	$(288,526)	$(1,025,605)	$931,748		$73,614		$(308,769)

Net loss per share basic and diluted							$(1.69)

See accompanying notes to unaudited pro forma condensed combined financial statements, including Note 2 for an explanation of the preliminary pro forma adjustments.

Assured Guaranty Ltd.
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Nine Months Ended September 30, 2008
(in thousands, except per share amounts)

	Assured As Reported	FSAH As Reported	Pro Forma Adjustments for Carve Out of Financial Products Segment	Notes	Pro Forma Adjustments For Acquisition	Notes	Pro Forma Combined
Revenues
Net earned premiums	$184,034	$280,915	$—		$919	(2)	$542,832
					76,964	(3)
Net investment income	120,247	199,336	—		—		319,583
Net realized investment losses	(17,951)	(1,727)	—		—		(19,678)
Change in fair value of credit derivatives
Realized gains and other settlements on credit derivatives	89,370	98,764	—		625	(2)	188,759
Unrealized (losses) gains on credit derivatives	332,634	(467,905)	—		—		(135,271)

Net change in fair value of credit derivatives	422,004	(369,141)	—		625		53,488
Net interest income from financial products segment	—	523,515	(523,515)	(1)	—		—
Net realized gains (losses) from financial products segment	—	(1,459,832)	1,459,832	(1)	—		—
Net realized and unrealized gains (losses) on derivative instruments	—	181,704	(181,613)	(1)	—		91
Net unrealized gains (losses) on financial instruments at fair value	—	947,390	(876,686)	(1)	—		70,704
Income from assets acquired in refinancing transactions	—	9,067	—		—		9,067
Other income	24,756	6,261	69		(13)	(2)	31,073

Total revenues	733,090	317,488	(121,913)		78,495		1,007,160

Expenses
Loss and loss adjustment expenses (recoveries)	175,805	1,230,904	—		—		1,406,709
Profit commission expense	758	—	—		(92)	(2)	666
Acquisition costs	43,004	51,435	—		1,685	(2)	96,124
Other operating expenses	69,912	55,754	(10,881)	(1)	—		114,785
Foreign exchange (gains) losses from financial products segment	—	1,134	(1,134)	(1)	—		—
Interest expense	17,462	34,752	9,391	(1)	4,403	(4)	66,008
Net interest expense from financial products segment	—	608,486	(608,486)	(1)	—		—
Amortization of present value of installment premiums	—	—	—		—		—
Other expense	3,974	—	—		—		3,974

Total expenses	310,915	1,982,465	(611,110)		5,996		1,688,266

(Loss) income before (benefit) provision for income taxes	422,175	(1,664,977)	489,197		72,499		(681,106)
(Benefit) provision for income taxes	109,508	(579,420)	99,000	(1)	25,375	(5)	(345,537)

Net (loss) income	312,667	(1,085,557)	390,197		47,124		(335,569)
Other comprehensive (loss) income, net of taxes
Unrealized holding (losses) gains on fixed maturity securities arising during the year	(150,323)	(2,806,456)	2,604,968		—		(351,811)
Reclassification adjustment for realized losses included in net (loss) income	15,857	945,237	(948,891)	(1)	—		12,203

Change in net unrealized (losses) gains on fixed maturity securities	(134,466)	(1,861,219)	1,656,077		—		(339,608)
Change in cumulative translation adjustment	(746)	—	—		—		(746)
Cash flow hedge	(314)	—	—		—		(314)

Other comprehensive (loss) income, net of taxes	(135,526)	(1,861,219)	1,656,077		—		(340,668)

Comprehensive (loss) income	$177,141	$(2,946,776)	$2,046,274		$47,124		$(676,237)

Net loss per share basic and diluted							$(2.08)

See accompanying notes to unaudited pro forma condensed combined financial statements, including Note 2 for an explanation of the preliminary pro forma adjustments.

Assured Guaranty Ltd.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Note 1—Basis of Pro Forma Presentation

        The unaudited pro forma condensed combined balance sheet data shows the estimated effects of the acquisition of FSAH as if it had occurred on September 30, 2008. The unaudited pro forma condensed combined statements of operations data for the year ended December 31, 2007 and the nine months ended September 30, 2008 show the estimated effects of the acquisition of FSAH as if it had occurred on the first day of the period presented (i.e., January 1, 2007 and January 1, 2008, respectively).

        The Carve Out of Financial Products Segment and Adjustments For Acquisition columns represent adjustments to present the historic consolidated financial statements of Assured and FSAH to conform to the preliminary presentation of such information for the combined entity as discussed in Note 2. For purposes of identifying the transactions that give rise to the changes on the financial statements, numerical references are provided to reflect where balances have been adjusted.

        Assured and FSAH are in the process of reviewing their accounting and reporting policies and, as a result of this review, it may be necessary to adjust FSAH's financial statements to conform to the accounting policies of Assured. While some adjustments have been included in the unaudited pro forma condensed combined financial information included in this proxy statement, further adjustments may be necessary upon completion of this review. Final determination of financial statement presentation will be completed upon consummation of the acquisition. Additionally, the historical financial statements and the pro forma adjustments were prepared under US GAAP. Effective January 1, 2009, Assured and FSAH will adopt Statement of Financial Accounting Standards No. 163, Accounting for Financial Guaranty Insurance Contracts (SFAS 163), which will significantly change the accounting for financial guaranty insurance.

        Historically, Assured and FSAH engaged in reinsurance transactions together. The effects of material intercompany transactions have been eliminated from the accompanying unaudited pro forma combined financial information.

        The pro forma adjustments reflect the payment of $361 million in cash and issuance of 44,567,901 Assured common shares to Dexia Holdings. The pro forma adjustments assume funds for the $361 million cash payment were obtained from the issuance of 30,083,333 Assured common shares to the public at a purchase price of $12.00 per share. In the event Assured is able to sell additional Assured common shares in the offering at $12.00 per share and exercises its option to pay Dexia Holdings $8.10 per Assured common share in lieu of issuing 22,283,951 Assured common shares, the total number of Assured common shares outstanding on a pro forma basis would be reduced by 7,242,248 Assured common shares. In such event, Assured's basic and diluted net loss per share for the year ended December 31, 2007 and nine months ended September 30, 2008 would change from $(1.69) and $(2.08), respectively, to $(1.78) and $(2.17), respectively.

        The acquisition will be accounted for using the purchase method of accounting effective on January 1, 2009 in accordance with SFAS No. 141, Business Combinations, as revised in 2007 (SFAS 141R). Assured will be the acquiring entity for financial reporting purposes. Under the purchase method of accounting, the acquisition price will be allocated to the tangible and intangible assets and liabilities assumed of the acquired entity based on their estimated fair values, with any excess being recognized as goodwill and any deficit being recognized as an extraordinary gain to net income in the first reporting period after the deal closes. Costs of the acquisition are expensed in the period in which the expenses are incurred.

        In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed combined financial statements, the resulting extraordinary gain reflected in the unaudited pro forma condensed combined financial statements is subject to adjustment. The adjustments included in these unaudited pro forma condensed combined financial statements are preliminary and may be revised. Based on the preliminary adjustments and allocation of purchase price, the fair value of FSAH's pro forma net assets at September 30, 2008 exceeds the purchase price by $704.7 million. This results in negative goodwill. Any negative goodwill will be recognized as an extraordinary gain in the combined results of operations in the first reporting period subsequent to consummation of the acquisition. After completing a fair value analysis of FSAH's assets and liabilities as of the closing date, the final allocation of negative goodwill to nonfinancial assets and the amount of the extraordinary gain will be determined. The final purchase price allocation and purchase accounting adjustments may be materially different from the unaudited pro forma adjustments presented in the document.

Note 2—Unaudited Pro Forma Adjustments

  Unaudited Pro Forma Condensed Consolidated Balance Sheet

Carve Out of Financial Products Segment

(1)
Adjustment to carve out amounts attributable to FSAH's financial products subsidiaries from consolidated FSAH balances. Under the stock purchase agreement, Assured has agreed to acquire FSAH. Assured is not acquiring FSAH's "financial products subsidiaries". Assured expects FSAH to distribute certain of the financial products subsidiaries to Dexia Holdings or one of its affiliates. Under the stock purchase agreement, Assured and Dexia Holdings have agreed to negotiate a number of agreements pursuant to which Dexia Holdings would guarantee or otherwise take responsibility for the assets and liabilities of the financial products business. This pro forma adjustment shows the estimated effects of these agreements.

Adjustments for Acquisition

(2)
Adjustment to eliminate amounts attributable to reinsurance activity between Assured and FSAH entities.

(3)
Adjustment to write off FSAH deferred acquisition costs as part of purchase GAAP accounting.

(4)
Adjustment to record the debt Assured acquired from FSAH at fair value. Refer to Note 9 of the notes to FSAH'S consolidated financial statements for the year ended December 31, 2007 for a description of the material terms related to this debt. The debt matures beginning in 2036 with the final obligation maturing in 2103. The coupon rates are considerably lower than the rates that would apply to comparable debt issued today. Accordingly, the adjustment reflects the changes in credit spreads from when the debt was originally entered into and current credit spreads in the market.

(5)
Adjustment to reflect assets and liabilities of variable interest entities that will need to be consolidated pursuant to the guidance of FASB Interpretation No. 46 (revised December 2003) Consolidation of Variable Interest Entities (FIN 46R). This adjustment is based on Assured's preliminary evaluation of variable interest entities whereby the combined variable interest of FSAH and Assured would lead us to conclude that the combined entity is the primary beneficiary as defined by FIN 46R and, therefore, that we would need to consolidate these entities.

(6)
Adjustment to conform FSAH's accounting policy for recognizing Day 1 gains on ceded reinsurance of credit derivatives with Assured's accounting policy.

(7)
Adjustment to record at fair value FSAH's unearned premium reserves. Adjustment reflects the amount that a financial guaranty insurance company with a similar credit rating would require to assume the policies for which FSAH has already been paid premiums in full (typically referred to as up-front policies). The adjustment reflects our best estimate of current upfront premiums that a financial guarantor would require based on the nature of the policies in force. The adjustment reflects estimated costs of capital based on rating agency capital charges, expenses based on our historical experience and a risk premium that reflects the risk of loss associated with the policies.

  Additionally, FSAH's subsidiaries have policies for which they are contractually entitled to receive premiums and, in the event of default of an insured obligation, obligated to pay claims in the future. These policies are typically referred to as installment policies. The contractual rights and obligations related to installment policies are not reflected on FSAH's historical balance sheet, except in cases of recorded claim reserves. Similar to the adjustment for upfront policies discussed above, this adjustment also reflects the net fair value of expected future premiums, net of estimated costs of capital, related expenses and a risk premium based on the risk of insurance losses. The net cash flows are discounted at a rate of 6%. We have estimated future premiums based on expected maturities, which are typically shorter than contractual maturities. Costs of capital are based on rating agency capital charges for the nature of the business insured. Expenses are based on our historical experience. Risk premiums are based on loss scenarios determined based on Company estimates.

  Based on our assumptions, FSAH's existing installment contracts result in an additional liability measured at fair value on September 30, 2008 indicating the FSAH's contractual premiums are less than the premiums a market participant of similar credit quality would demand at September 30, 2008. We have included this additional liability in our adjustment to unearned premium reserves.

(8)
Adjustment to eliminate historic balances attributable to FSAH common stock, additional paid-in capital, retained earnings, accumulated other comprehensive income, deferred equity compensation and treasury stock.

(9)
Adjustment to record negative goodwill based on the excess of the fair value of FSAH's net assets compared to the purchase price paid based on our preliminary assessment. The fair value of FSAH's pro forma net assets at September 30, 2008 exceeds the purchase price by $704.7 million. After completing a fair value analysis of FSAH's assets and liabilities as of the closing date, the final allocation of negative goodwill to non-financial assets and the amount of the extraordinary gain will be determined. The final purchase accounting adjustments may be materially different from the unaudited pro forma adjustments presented in this document.

(10)
Adjustment to recognize an extraordinary gain for the negative goodwill in pro forma adjustment Note #9, above. This extraordinary gain would be recognized in the combined results of operations in the first reporting period subsequent to consummation of the acquisition.

(11)
Adjustment to reflect the effects of the offering of Assured's common shares to finance its acquisition of FSAH. The pro forma adjustments reflect a payment of $361 million in cash and the issuance of 44,567,901 Assured common shares directly to Dexia Holdings. The funds for the $361 million payment were assumed to be obtained from the issuance of 30,083,333 Assured common shares to the public at $12.00 per share. Estimated transaction costs of $31.6 million are assumed to be paid from current cash on hand.

(12)
Adjustment to tax effect of purchase GAAP accounting entries. Adjustment assumes a 35% tax rate.

  Unaudited Pro Forma Condensed Combined Statements of Operations

Carve Out of Financial Products Segment

(1)
Adjustment to carve out amounts attributable to FSAH's financial products subsidiaries from consolidated FSAH balances.

Pro Forma Adjustments

(2)
Adjustment to eliminate amounts attributable to reinsurance activity between Assured and FSAH entities.

(3)
Adjustment to record incremental net earned premium attributable to the effects of balance sheet pro forma adjustment Note #7, above. Adjustment assumes that the pro forma adjustment amounts will be earned in proportion to FSAH's projected earned premium amounts under its current earnings methodology. Projected earned premium calculated under SFAS 163 is not currently available.

(4)
Adjustment to record incremental interest expense attributable to the effects of balance sheet pro forma adjustment Note #4, above. Adjustment assumes incremental expense will be recognized straight line over the contractual life of the debt.

(5)
Adjustment to tax effect of pro forma adjustments. Adjustment assumes a 35% tax rate for all adjustments.

PROPOSAL NO. 1: APPROVAL OF THE ISSUANCE OF COMMON SHARES TO DEXIA
HOLDINGS IN CONNECTION WITH THE ACQUISITION OF FSAH

        Under the terms of the stock purchase agreement, Assured will acquire substantially all of the capital stock of FSAH. As consideration for the acquisition of FSAH, Assured will issue up to 44,567,901 Assured common shares to Dexia Holdings or its designated affiliate, which we refer to in this proxy statement as the "Dexia share issuance," and pay Dexia Holdings $361 million in cash. The Assured common shares to be issued to Dexia Holdings under the stock purchase agreement will represent up to 24.9% of the outstanding Assured common shares after giving effect to that issuance and the issuance of common shares to finance the cash portion of the purchase price.

        Under Rule 312.03 of the New York Stock Exchange, a company listed on the New York Stock Exchange is required to obtain stockholder approval before the issuance of common stock if:

  •
  the common stock to be issued will have voting power equal to or greater than 20 percent of the voting power of the corporation outstanding before the issuance; or

  •
  the number of shares of common stock to be issued will be equal to or greater than 20 percent of the number of shares of common stock outstanding before the issuance.

        Because the maximum number of Assured common shares to be issued to Dexia Holdings exceeds the thresholds under the NYSE rule, the Dexia share issuance requires the approval of our shareholders, and you are being asked to approve the Dexia share issuance.

Vote Required and Board of Directors Recommendation

        Approval of the Dexia share issuance requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% of the total combined voting power of the Assured common shares entitled to vote on the proposal.

        ACE Bermuda, which owns approximately 21.1% of our outstanding common shares, has agreed to vote, subject to customary conditions, in favor of the transaction.

        Abstentions with respect to this proposal will have the same effect as a vote against the proposal. Failures to vote on this proposal and broker "non-votes" could have the same effect as a vote cast against approval if they cause the total votes cast on the matter to be 50% or less of the total voting power entitled to vote on the proposal. Accordingly, beneficial owners of Assured shares should instruct their brokers or nominees how to vote. The approval of Proposal No. 1 is a condition to the closing of the acquisition of FSAH, and thus a vote against this proposal effectively will be a vote against the acquisition of FSAH.

        All of Assured's directors (other than Mr. Ross, who did not vote on the matter) approved the Dexia share issuance and recommend that you vote "FOR" approval of the Dexia share issuance.

 PROPOSAL NO. 2: APPROVAL OF THE ISSUANCE OF COMMON SHARES TO THE WLR FUNDS
PURSUANT TO THE WLR BACKSTOP COMMITMENT

        Under the terms of the stock purchase agreement, Assured will acquire substantially all of the capital stock of FSAH. As consideration for the acquisition of FSAH, Assured will issue up to 44,567,901 Assured common shares to Dexia Holdings and pay Dexia Holdings $361 million in cash. Assured expects to finance the cash portion of the purchase price with the proceeds of a public offering of its equity securities. If Assured used available cash resources or borrowings under its existing credit facilities or otherwise used debt to finance the cash portion of the acquisition of FSAH, Assured's ratings could be negatively affected.

        In formulating its offer to purchase FSAH in the auction process initiated by Dexia, Assured's management concluded that requiring a condition to closing for the receipt of funds from an offering of equity securities would put Assured's offer at a competitive disadvantage compared with offers without such a financing condition and the stock purchase agreement does not contain a financing condition. As a result, if Assured is unable to raise sufficient funds through the issuance of additional equity securities, it would not be able to finance the cash portion of the purchase price for the acquisition of FSAH. In light of the turbulent conditions in the U.S. and international equity markets, Assured's board of directors was unwilling to approve the acquisition of FSAH without a committed backstop.

        Pursuant to the Investment Agreement, on April 8, 2008, the WLR Funds purchased 10,651,896 Assured common shares and committed to purchase, at Assured's option and subject to certain conditions, an additional $750 million of Assured common shares. Because certain of the conditions to the WLR Funds' obligation to purchase such additional Assured common shares were not then capable of being satisfied and were not expected to be capable of being satisfied, Assured's management approached the WLR Funds to see if they would agree to provide an alternate commitment to fund the cash portion of the purchase price of the acquisition of FSAH. After negotiations, Assured and the WLR Funds executed the WLR Backstop Commitment. See "The WLR Backstop Commitment."

        Under Rule 312.03 of the New York Stock Exchange, a company listed on the New York Stock Exchange is required to obtain stockholder approval before the issuance of common stock exceeding either one percent of the number of shares of common stock or one percent of the voting power outstanding before the issuance to:

  •
  a director, officer or substantial security holder of the company, which we refer to in this proxy statement as a "related party";

  •
  a subsidiary, affiliate or other closely-related person of a related party; or

  •
  any company or entity in which a related party has a substantial direct or indirect interest.

        Because Wilbur L. Ross, Jr., one of our directors, is an affiliate of the WLR Funds, the issuance, which we refer to in this proxy statement as the "WLR share issuance," of Assured common shares pursuant to the WLR Backstop Commitment requires the approval of our shareholders, and you are being asked to approve the WLR share issuance.

Vote Required and Board of Directors Recommendation

        Approval of the WLR share issuance requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% of the total combined voting power of the Assured common shares entitled to vote on the proposal.

        Abstentions with respect to this proposal will have the same effect as a vote against the proposal. Failures to vote on this proposal and broker "non-votes" could have the same effect as a vote cast against approval if they cause the total votes cast on the matter to be 50% or less of the total voting power entitled to vote on the proposal. Accordingly, beneficial owners of Assured shares should instruct their brokers or nominees how to vote.

        All of Assured's directors (other than Wilbur L. Ross, Jr., who did not vote on the matter) voted to approve the WLR share issuance and recommend that you vote "FOR" approval of the WLR share issuance.

INFORMATION ABOUT OUR COMMON SHARE OWNERSHIP

How Much Stock is Owned By Directors and Executive Officers?

        The following table shows our common shares owned directly or indirectly by our directors and executive officers as of December 11, 2008. Unless otherwise indicated, the named individual has sole voting and investment power over the common shares under the column "Common Shares Beneficially Owned." The common shares listed for each director and executive officer constitute less than 1% of our outstanding common shares, except for Mr. Ross who, together with affiliated funds, owns 13.4% of our common shares. The common shares beneficially owned by all directors and executive officers as a group constitute approximately 14.2% of our outstanding common shares. For the purposes of calculating the percentages of our outstanding common shares held by our directors and executive officers, we did not include as outstanding the common shares held by our subsidiary, Assured Guaranty US Holdings Inc.

Name of Beneficial Owner	Common Shares Beneficially Owned		Unvested Restricted Common Shares(1)	Vested and Unvested Stock Units(2)	Common Shares Subject to Option(3)
Neil Baron	8,056		—	20,498	—
Francisco L. Borges	10,000		9,888	6,041	—
G. Lawrence Buhl	14,743		3,545	13,695	—
Stephen A. Cozen	19,743		3,545	13,695	—
Dominic J. Frederico	327,362		124,997	50,465	944,446
Patrick W. Kenny	8,056		—	23,443	—
Donald H. Layton	10,000		4,100	10,564	—
Robin Monro-Davies	14,182		—	14,417	—
Michael T. O'Kane	7,182		—	14,417	—
Wilbur L. Ross, Jr.	12,166,396	(4)	3,545	—	—
Walter A. Scott	15,556		—	22,878	—
Robert B. Mills	108,949		60,000	20,186	453,334
Michael J. Schozer	98,457	(5)	60,000	20,186	453,334
James M. Michener	80,656		37,500	15,139	293,334
Robert A. Bailenson	19,018		10,250	5,046	57,667

All directors and executive officers as a group (15 individuals)	12,908,356		317,370	250,675	2,202,115

(1)
The reporting person has the right to vote (but not dispose of) the common shares listed under "Unvested Restricted Common Shares."

(2)
Each non-management director holds stock units, including dividend accruals, which will be mandatorily deferred at least 6 months after the termination of such directors' service on the Board. In addition, our executive officers have restricted stock units that vest on specified anniversaries of the date of the award, with common shares delivered upon vesting. None of the common shares associated with restricted stock units are deliverable within 60 days of December 11, 2008 and therefore cannot be voted or disposed within such time period. As a result, these shares are not considered beneficially owned under SEC rules. We include them in the table above, however, because we view them as an integral part of share ownership by our directors and executive officers.

(3)
Represents common shares which the reporting person has the right to acquire within 60 days of December 11, 2008 pursuant to options.

(4)
Includes shares held by funds affiliated with Mr. Ross.

(5)
Includes shares owned by Mr. Schozer's spouse over which Mr. Schozer has the power to direct the voting and disposition.

 Which Shareholders Own More than 5% of our Common Shares?

        The following table shows all persons we know to be direct or indirect owners of more than 5% of our common shares as of December 22, 2008, unless otherwise indicated. For the purpose of determining the percentage of class held by each such shareholder, we did not include as outstanding the common shares held by our subsidiary Assured Guaranty US Holdings Inc. Our information is based on reports filed with the SEC by each of the firms listed in the table below. You may obtain these reports from the SEC.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
ACE Limited	19,157,401	21.1%
ACE Global Headquarters
17 Woodbourne Ave.
Hamilton HM 08 Bermuda
WLR Recovery Fund IV, L.P.(1)	12,166,396	13.4%
600 Lexington Avenue
New York, NY 10022
Fidelity Management Trust Company(2)	8,627,097	9.5%
82 Devonshire Street
Boston, MA 02109
Kinetics Asset Management, Inc.(3)	8,302,409	9.1%
470 Park Avenue South
4th Floor South
New York, NY 10016
LMM, LLC(4)	6,000,000	6.6%
100 Light Street
Baltimore, MD 21202
Legg Mason Capital Management, Inc.(5)	5,199,000	5.7%
100 Light Street
Baltimore, MD 21202

(1)
Reflects shares beneficially owned by WLR Recovery Fund IV, L.P. and certain of its affiliates based on an amendment to Schedule 13D filed on November 14, 2008.

(2)
Based on a Schedule 13F for the quarter ended September 30, 2008 filed by Fidelity Management Trust Company.

(3)
Based on a Schedule 13F for the quarter ended September 30, 2008 filed by Kinetics Asset Management, Inc.

(4)
Based on a Schedule 13F for the quarter ended September 30, 2008 filed by LMM, LCC.

(5)
Based on a Schedule 13F for the quarter ended September 30, 2008 filed by Legg Mason Capital Management, Inc.

 OTHER MATTERS

        Assured's board of directors does not know of any matters which may be presented at the Special General Meeting other than those specifically set forth in the Notice of Special General Meeting. If any other matters come before the meeting or any adjournment thereof, the persons named in the accompanying form of proxy and acting thereunder will vote in accordance with their best judgment with respect to such matters.

WHERE YOU CAN FIND MORE INFORMATION

        Assured files annual, quarterly and special reports, proxy statements and other information with the SEC. FSAH files annual, quarterly and special reports and other information with the SEC. Assured's and FSAH's SEC filings are available to the public over the Internet at the SEC's website at http://www.sec.gov. You may read and copy any document we file in the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. You may obtain information on the operation of the SEC's Public Reference Room in Washington, D.C. by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website that contains reports, proxy statements and other information about issuers, like Assured and FSAH, that file electronically with the SEC. The address of that site is http://www.sec.gov. The SEC file number for documents Assured files under the Exchange Act is 001-32141. The SEC file number for documents FSAH files under the Exchange Act is 1-12644. Assured's SEC filings are also available at the office of the New York Stock Exchange, 20 Broad Street, New York, New York 10005. For further information on obtaining copies of our public filings at the NYSE, you should call (212) 656-5060.

        We are allowed to "incorporate by reference" the information filed with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this proxy statement, and information that Assured or FSAH files subsequently with the SEC will automatically update and supersede the information included and/or incorporated by reference in this proxy statement. Assured incorporates by reference the documents listed below and any future filings made with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the Special General Meeting that updates any of the information contained in the portions of the following reports that have been incorporated by reference herein:

  Assured SEC Reports:

  •
  Assured's Annual Report on Form 10-K for the year ended December 31, 2007;

  •
  Assured's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008;

  •
  Assured's Current Reports on Form 8-K filed on April 9, 2008, September 19, 2008 and November 13, 2008.

        FSAH SEC Filings:

  •
  FSAH's Annual Report on Form 10-K for the year ended December 31, 2007;

  •
  FSAH's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008;

  •
  FSAH's Current Reports on Form 8-K filed on February 7, 2008, February 15, 2008, June 27, 2008, July 1, 2008, July 9, 2008, July 22, 2008, August 6, 2008, October 8, 2008, October 10, 2008, October 10, 2008, November 14, 2008 and November 24, 2008.

        You may request a copy of these filings, other than exhibits unless that exhibit is specifically incorporated by reference into that filing, at no cost, by writing or telephoning us at the following address:

Assured SEC Filings: Investor Relations Assured Guaranty Ltd. 30 Woodbourne Avenue Hamilton HM 08 Bermuda Telephone: (441) 296-4004	FSAH SEC Filings: Investor Relations Financial Security Assurance Holdings Ltd. 31 West 52nd Street New York, New York 10019 Telephone: (212) 826-0100
By Order of the Board of Directors,
James M. Michener Secretary

 Appendix A

PURCHASE AGREEMENT
among
DEXIA HOLDINGS, INC.
DEXIA CREDIT LOCAL S.A.
and
ASSURED GUARANTY LTD.
Dated as of November 14, 2008

i

Page
Section 10.13	Severability	A-64
Section 10.14	Construction	A-64
Section 10.15	Specific Performance	A-64

Annexes

Annex A: Company Subsidiaries

Annex B: Insurance Approvals

Annex C: Material Insurance Approvals and Material Insurance Filings

Annex D: Guarantee Description

Annex E: FG Subsidiaries

Annex F: Medium Term Note Business

        PURCHASE AGREEMENT (the "Agreement"), dated as of November 14, 2008, between Dexia Holdings, Inc., a Delaware corporation ("Seller"), Dexia Crédit Local S.A., a French share company licensed as a bank under French law ("Seller's Parent"), and Assured Guaranty Ltd., a Bermuda company ("Buyer").

W I T N E S S E T H:

        WHEREAS, Seller owns directly 33,296,733 issued and outstanding shares of common stock (together with any shares of common stock issued to Seller after the date hereof, the "Shares") of Financial Security Assurance Holdings Ltd., a New York corporation (the "Company"), representing as of the date hereof approximately 99.8524% of the issued and outstanding shares of common stock of the Company; and

        WHEREAS, Seller desires to sell and transfer to Buyer, and Buyer desires to purchase from Seller, all of the Shares, as more specifically provided herein.

        NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

ARTICLE I
 Definitions

        Section 1.1    Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth or referenced below:

        "Additional Issued Buyer Common Shares" shall mean any Buyer Common Shares to be issued to any Person other than Seller or Seller's designated Affiliate on the Closing Date in connection with the consummation of the transactions contemplated by this Agreement.

        "Affected Employee" shall have the meaning set forth in Section 6.3(a).

        "Affiliate", as applied to any Person, means any other Person directly or indirectly Controlling, Controlled by or under common Control with such Person.

        "Agreement" shall have the meaning set forth in the Recitals.

        "Applicable Buyer Proceeding" shall have the meaning set forth in Section 5.7(b).

        "Applicable Federal Rate" shall mean the rate of interest determined under Section 1274(d) of the Code.

        "Benefit Plans" shall have the meaning set forth in Section 3.13(b).

        "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banks in the City of New York are authorized or obligated by Law to close.

        "Buyer" shall have the meaning set forth in the Recitals.

        "Buyer Board" shall mean the board of directors of Buyer.

        "Buyer Board Recommendation" shall have the meaning set forth in Section 4.9(b).

        "Buyer Commission Reports" shall have the meaning set forth in Section 4.15.

        "Buyer Common Shares" shall mean the common shares, par value $0.01 per share, of Buyer.

        "Buyer Disclosure Schedule" shall have the meaning set forth in the preamble to Article IV.

        "Buyer Financial Statements" shall mean the consolidated financial statements (including, in each case, any related notes thereto) contained in Buyer's (a) Annual Report on Form 10-K for the fiscal year ended December 31, 2007, (b) Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008, (c) Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2008 and (d) Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2008, in each case as filed by Buyer with the SEC.

        "Buyer Indemnitees" shall have the meaning set forth in Section 6.20(b).

        "Buyer Insurance Contracts" shall have the meaning set forth in Section 4.13(a).

        "Buyer Insurance Subsidiaries" shall have the meaning set forth in Section 4.3(e).

        "Buyer Material Adverse Effect" shall mean any material adverse effect on the assets, liabilities, business, operations, condition (financial or otherwise) or results of operations of Buyer and its Subsidiaries, taken as a whole; provided, however, that the effects of events, changes and circumstances arising out of or otherwise attributable to, (a) the industries in which Buyer or any of its Subsidiaries operate, (b) general economic conditions (including interest rates), general financial or market conditions (including changes in the market values of any securities or instruments held by Buyer or any of its Subsidiaries), war, terrorism or hostilities, weather conditions and storms, (c) changes in Law or generally accepted accounting principles, (d) compliance with this Agreement or the identity of Seller and (e) the transactions contemplated hereby or the public announcement of this Agreement, shall not be considered when determining if a Buyer Material Adverse Effect has occurred (but in the case of clauses (a), (b) and (d), only to the extent that they do not disproportionately affect the Buyer).

        "Buyer Notice of Termination" shall have the meaning set forth in Section 8.1(b).

        "Buyer Permits" shall have the meaning set forth in Section 4.6(a).

        "Buyer Proceeding" shall have the meaning set forth in Section 5.7(b).

        "Buyer Proxy Statement" shall have the meaning set forth in Section 4.24.

        "Buyer Regulatory Authorities" shall have the meaning set forth in Section 4.7(b).

        "Buyer Reinsurance Agreements" shall have the meaning set forth in Section 4.14.

        "Buyer SAP Statements" shall have the meaning set forth in Section 4.12(a).

        "Buyer SEC Reports" shall mean Buyer's (a) Annual Report on Form 10-K for the fiscal year ended December 31, 2007, (b) Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008, (c) Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2008 and (d) Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2008, in each case as filed by Buyer with the SEC.

        "Buyer Shareholders Meeting" shall mean the special meeting of the shareholders of Buyer to be held to consider the approval and adoption of the Issuance.

        "Capital Leases" shall mean, as of any date of determination, any lease of property, real or personal, the obligations of the lessee in respect of which are required to be capitalized on the balance sheet of the lessee in accordance with GAAP.

        "Cash Consideration" shall mean $361 million plus the Optional Shares Cash Amount plus the Excess Shares Cash Amount.

        "Claim Notice" shall have the meaning set forth in Section 9.6.

        "Closing" shall have the meaning set forth in Section 2.2.

        "Closing Date" shall have the meaning set forth in Section 2.2.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Combined Company Material Adverse Effect" shall mean any material adverse effect on the assets, liabilities, business, operations, condition (financial or otherwise) or results of operations of Buyer and its Subsidiaries and the Company and the FG Subsidiaries (the "Combined Companies") taken as a whole; provided, however, that the effects of events, changes and circumstances arising out of or otherwise attributable to, (a) the industries in which the Combined Companies operate, (b) general economic conditions (including interest rates), general financial or market conditions (including changes in the market values of any securities or instruments held by the Combined Companies), war, terrorism or hostilities, weather conditions and storms, (c) changes in Law or generally accepted accounting principles, (d) compliance with this Agreement and (e) the transactions contemplated hereby or the public announcement of this Agreement, shall not be considered when determining if a Combined Company Material Adverse Effect has occurred (but in the case of clauses (a), (b) and (d), only to the extent that they do not disproportionately affect the Combined Companies).

        "Company" shall have the meaning set forth in the Recitals.

        "Company Commission Reports" shall have the meaning set forth in Section 3.22.

        "Company Financial Statements" shall mean the consolidated financial statements (including, in each case, any related notes thereto) contained in the Company's (a) Annual Report on Form 10-K for the fiscal year ended December 31, 2007, (b) Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008, and (c) Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2008, in each case as filed by the Company with the SEC.

        "Company Insurance Contracts" shall have the meaning set forth in Section 3.20(a).

        "Company Material Adverse Effect" shall mean any material adverse effect on the assets, liabilities, business, operations, condition (financial or otherwise) or results of operations of the Company and the FG Subsidiaries, taken as a whole; provided, however, that the effects of events, changes and circumstances arising out of or otherwise attributable to, (a) the industries in which the Company or any of the Company Subsidiaries operate, (b) general economic conditions (including interest rates), general financial or market conditions (including changes in the market values of any securities or instruments held by the Company or any of the Company Subsidiaries), war, terrorism or hostilities, weather conditions and storms, (c) changes in Law or generally accepted accounting principles, (d) compliance with this Agreement, the identity of Buyer or actions taken with the written consent of Buyer and (e) the transactions contemplated hereby or the public announcement of this Agreement, shall not be considered when determining if a Company Material Adverse Effect has occurred (but in the case of clauses (a), (b) and (d), only to the extent that they do not disproportionately affect the Seller).

        "Company November 10-Q" shall mean the draft 10-Q for the Quarterly Period ended September 30, 2008, a copy of which was previously disclosed to the Buyer, dated as of November 13, 2008.

        "Company Permits" shall have the meaning set forth in Section 3.7(a).

        "Company Regulatory Authorities" shall have the meaning set forth in Section 3.7(b).

        "Company Reinsurance Agreements" shall have the meaning set forth in Section 3.21.

        "Company SAP Statements" shall have the meaning set forth in Section 3.19(a).

        "Company Subsidiary" shall mean each entity set forth in Annex A hereto.

        "Company Takeover Proposal" shall have the meaning set forth in Section 6.15(a).

        "Competition Law" means any Laws that provide for merger control or are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization, lessening of competition or restraint of trade.

        "Competitive Activities" shall have the meaning set forth in Section 6.8(c).

        "Competitive Revenues" shall have the meaning set forth in Section 6.8(d).

        "Confidentiality Agreements" shall mean the confidentiality agreements, dated as of October 16, 2008 and November 10, 2008, by and between Dexia SA and Buyer.

        "Conflicting Transaction" shall have the meaning set forth in Section 6.15(c).

        "Conflicting Transaction Proposal" shall have the meaning set forth in Section 6.15(c).

        "Contract" shall mean any written agreement, lease, contract, note, mortgage, indenture or other instrument.

        "Control", and its correlative meanings, "Controlling" and "Controlled", shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

        "Court Order" means any judgment, order, award or decree of any foreign, federal, state, local or other court or tribunal and any award in any arbitration proceeding.

        "Credit Agreements" shall mean the Revolving Credit Agreement between FSA Asset Management LLC and UBS Loan Finance LLC, dated as of December 8, 2006, the Third Amended and Restated Credit Agreement among Financial Security Assurance Inc., FSA Insurance Company, Various Banks and Bayerische Landesbank, dated as of April 30, 2005 and the Amended and Restated Credit Agreement among Financial Security Assurance Inc., the Additional Borrowers from time to time party thereto, Various Banks and the Bank of New York, dated as of April 21, 2006.

        "DCP" shall mean the Financial Assurance Holdings Ltd. 2004 Deferred Compensation Plan as amended from time to time, together with any predecessor or successor plan thereto, including the Financial Assurance Holdings Ltd. 1995 Deferred Compensation Plan.

        "De Minimis Claim" shall have the meaning set forth in Section 9.1(a).

        "Debt" shall mean indebtedness for borrowed money, obligations evidenced by notes, bonds, debentures or similar instruments, Capital Leases and obligations under bankers acceptances, letters of credit and similar facilities; provided, however, that the term Debt shall not include financial guaranties, surety bonds or Debt of the FP Subsidiaries made by Seller or any of its Affiliates in the ordinary course of business.

        "Deficiency Amount" shall have the meaning set forth in Section 6.13(d)(iii).

        "Dilution Shares" shall have the meaning set forth in Section 2.3(e).

        "Dilutive Issuance" shall have the meaning set forth in Section 2.3(e).

        "Director Shares" shall mean the 49,220 shares of common stock of the Company currently owned outright by certain directors of the Company pursuant to the Director Share Purchase Program and the 172,002 shares of common stock of the Company covered by deemed investments by certain directors of the Company under the DCP and the SERP.

        "Director Share Price Differential" shall mean, with respect to any Put Shares, the positive difference, if any, between (A) the lower of (i) the price paid by the Company to acquire such Put Shares and (ii) the "Resale Price" (as defined under the Share Purchase Program Agreement) in respect of the applicable Put Shares at the time the right to put such Put Shares to the Company is exercised and (B) $21.65.

        "Director Share Purchase Program" shall mean the program established in the fourth quarter of 2000 pursuant to which each director of the Company is entitled to purchase up to 126,958 shares of common stock of the Company directly or through deemed investments under the DCP or the SERP in accordance with the terms and conditions set forth in the Share Purchase Program Agreement.

        "D&O Insurance" shall have the meaning set forth in Section 6.22(c).

        "Employees" shall mean all employees of the Company or any of the Company Subsidiaries.

        "Encumbrance" shall mean any mortgage, lien, pledge, charge, security interest, adverse action, option, transfer restriction, voting restriction or other encumbrance whatsoever.

        "End Date" shall have the meaning set forth in Section 8.1(d).

        "Environmental Law" shall mean any Law, permit or approval granted by a Governmental Entity concerning: (a) pollution or the investigation, restoration, preservation or protection of the environment (including air, surface water, groundwater, soil and natural resources) or the presence, use, storage, handling, release, control, cleanup or disposal of any Hazardous Substance; or (b) health and safety as it relates to Hazardous Substances.

        "Equity Interests" means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such securities (or such other interests), and other ownership or profit interests in such Person (including partnership, limited liability company, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

        "ERISA Affiliate" means, with respect to any Person, any corporation, trade or business which, together with such Person, is a member of a controlled group of corporations or a group of trades or businesses under common control within the meaning of section 414 of the Code.

        "Excess Shares" shall mean Buyer Common Shares in an amount equal to the positive difference, if any, between (i) the number of Buyer Common Shares consisting of the Share Consideration (before reduction by the number of Excess Shares), and (ii) the number of Buyer Common Shares that, as of the Closing Date (after giving effect to any issuances on the Closing Date), would constitute 24.9 percent of the issued and outstanding Buyer Common Shares.

        "Excess Shares Cash Amount" shall mean $8.10 multiplied by the number of Excess Shares.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "FCPA" means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

        "FG Subsidiaries" means the Subsidiaries of the Company listed in Annex E hereto.

        "Financial Products Business" shall mean the businesses of the FP Subsidiaries.

        "Fitch" means Fitch Inc. or its successor.

        "Form A Filings" shall have the meaning set forth in Section 6.5(a).

        "Form E Filings" shall have the meaning set forth in Section 6.5(a).

        "FP Subsidiaries" shall mean FSA Capital Markets Services (Cayman) Ltd., FSA Capital Markets Services LLC, FSA Capital Management Services LLC, FSAM and FSA Portfolio Asset Limited (UK).

        "FP Subsidiaries Transaction" shall mean the transfer of the ownership interests of the FP Subsidiaries, or all of the assets and liabilities of the FP Subsidiaries, to DHI or its Affiliates (other than the Company or any FG Subsidiaries), either directly or indirectly, including by contributing the FP Subsidiaries, or all of the assets and liabilities of the FP Subsidiaries, to a newly formed Subsidiary of the Company and transferring such Subsidiary to DHI or its Affiliates (other than the Company or any FG Subsidiaries), in form reasonably acceptable to Buyer.

        "FSA" shall mean Financial Security Assurance Inc., a New York corporation.

        "FSA Global" shall mean FSA Global Funding Limited.

        "FSA Global Business" shall have the meaning set forth in Section 6.13(d)(i).

        "FSA Global Business Separation Agreement" shall have the meaning set forth in Section 6.13(d)(i).

        "FSAM" shall mean FSA Asset Management LLC, a Delaware limited liability company.

        "FSAM Asset Management Agreement" shall mean the asset management agreement permitting Seller and its Affiliates to manage the assets, liabilities, operations and business of the Financial Products Business and indemnifying Buyer for Losses arising after the Closing from the assets, liabilities, operations and business of the Financial Products Business, in form and substance reasonably satisfactory to the parties hereto.

        "GAAP" shall mean (a) in the case of the Company, generally accepted accounting principles in the United States of America, as in effect from time to time and (b) with respect to any other Person, generally accepted accounting principles in the jurisdiction in which such Person is domiciled or generally accepted accounting principles in the United States of America, in each case, as in effect from time to time.

        "General Deductible" shall have the meaning set forth in Section 9.1(a).

        "Governmental Entity" shall mean any nation or government, any state or political subdivision thereof, and any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court, arbitration panel, governmental or regulatory authority, agency, stock exchange, commission or body.

        "Guaranteed Obligations" shall have the meaning set forth in Section 6.24.

        "Hazardous Substance" shall mean any substance, material or waste, listed, defined, designated, regulated or classified as hazardous, toxic or as a pollutant, contaminant or radioactive under any applicable Environmental Law, including petroleum and any derivative or by-products thereof, polychlorinated biphenyls, asbestos and radioactive materials.

        "Holdback Period" shall mean, with respect to any registered offering covered by this Agreement, (1) ninety days after and during the ten days before, the effective date of the related Registration Statement or, in the case of a takedown from a shelf registration statement, ninety days after the date of the prospectus supplement filed with the Commission in connection with such takedown and during such prior period (not to exceed ten days) as the Buyer has given reasonable written notice to the holders of Registrable Securities or (2) such shorter period as the Seller, the Buyer and the underwriter of such offering, if any, shall agree.

        "Holder" shall have the meaning set forth in Section 6.19(a).

        "Holder Indemnitees" shall have the meaning set forth in Section 6.20(a).

        "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

        "Identified Contract" shall have the meaning set forth in Section 3.10(a).

        "Identified Strip Coverages" shall have the meaning set forth in Section 6.13(e)(i).

        "Indemnified Parties" shall have the meaning set forth in Section 9.3.

        "Indemnifying Party" shall have the meaning set forth in Section 9.6.

        "Indemnitee" shall mean any individual who, on or prior to the Closing Date, was an officer, director or employee of the Company or served on behalf of the Company as an officer, director or employee of any of the Company's subsidiaries or Affiliates or any of their predecessors in all of their capacities (including as stockholder, controlling or otherwise) and the heirs, executors, trustees, fiduciaries and administrators of such officer, director or employee.

        "Initial Commitment Amount" shall have the meaning set forth in Section 6.13(e)(i).

        "Insurance Approvals" shall mean the approvals set forth in Annex B.

        "Insurance Contract" shall mean any Contract pursuant to which the Company or a Company Subsidiary has consummated a transaction to provide credit protection, whether in the form of financial guaranty insurance or derivatives.

        "Insurance Laws" shall have the meaning set forth in Section 4.12.

        "Intercompany Contract" shall have the meaning set forth in Section 3.10(a)(v).

        "IRS" shall mean the Internal Revenue Service.

        "Issuance" shall mean the issuance of Buyer Common Shares in accordance with the terms of this Agreement.

        "Knowledge", with respect to Seller, shall mean the actual knowledge as of the specified date of the Persons whose names are set forth on Schedule 1.1 to the Seller Disclosure Schedule and, with respect to Buyer, shall mean the actual knowledge as of the specified date of the Persons whose names are set forth on Schedule 1.1 to the Buyer Disclosure Schedule.

        "Law" shall mean any law, treaty, statute, ordinance, code, rule, regulation, program, judgment, decree, order, award, injunction or other restriction imposed by any Governmental Entity in the proper exercise of its jurisdiction.

        "Lender" shall have the meaning set forth in Section 6.13(e)(i).

        "Leveraged Tax Lease Business" shall have the meaning set forth in Section 6.13(d)(i).

        "Limit" shall have the meaning set forth in Section 9.1(a).

        "Litigation" shall have the meaning set forth in Section 3.8.

        "Losses" shall have the meaning set forth in Section 9.2.

        "Material Insurance Approvals" shall mean the approvals set forth in Annex C.

        "Material Insurance Filings" shall mean the filings described in Annex C.

        "Medium-Term Note Business" shall have the meaning set forth in Section 6.13(d)(i).

        "Moody's" means Moody's Investors Service Inc. or its successor.

        "Noncompete Period" shall have the meaning set forth in Section 6.6(c)(i).

        "Notice Period" shall have the meaning set forth in Section 9.6(b).

        "NYSE" means the New York Stock Exchange.

        "OFAC" shall have the meaning set forth in Section 3.27.

        "Optional Cash Amount" shall mean $8.10 multiplied by the number of Option Shares.

        "Option Shares" shall mean the number of Buyer Common Shares (not to exceed 22,283,951) specified in writing by Buyer to Seller not less than 4 Business Days prior to the Closing Date.

        "Organizational Documents" shall mean (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) the limited liability company agreement and articles or certificate of formation of a limited liability company; (e) any charter or similar document adopted or filed in connection with the creation, formation or organization of a Person and (f) any amendment to any of the foregoing.

        "Other Securities" means any securities of the same class as any Registrable Securities that are not the Registrable Securities.

        "Permitted Encumbrances" shall mean (a) Encumbrances for Taxes (and assessments and other governmental charges) not yet due and payable or due, but not delinquent, or being contested in good faith by appropriate proceedings, (b) mechanics', workmen's, repairmen's, warehousemen's, landlord's, carriers' or other like Encumbrances (including Encumbrances created by operation of Law), (c) Encumbrances in respect of easements, permits, licenses, rights-of-way, restrictive covenants, reservations or encroachments or irregularities in, and other similar exceptions to title and any conditions with respect to real property that would be disclosed by a physical inspection of the property or a current survey or title report or other public record, in each case that do not have a material adverse effect on the value, transferability or current use of the underlying asset, (d) Encumbrances in respect of pledges or deposits under workers' compensation Laws or similar legislation, unemployment insurance or other types of social security or to secure the performance of statutory obligations, surety and appeal, bonds, bids, leases, government Contracts and similar obligations in each case in the ordinary course of business, (e) municipal by-laws, development restrictions or regulations, facility cost sharing and servicing Contracts and zoning, building or planning restrictions or regulations, (f) Encumbrances and defects or irregularities in title or other Encumbrances that, in each case under this clause (g), do not materially affect the value, transferability or current use of the underlying asset or property or otherwise materially impair the business operations at such property and (h) Encumbrances expressly contemplated by this Agreement.

        "Person" shall mean any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental or regulatory body or other entity.

        "Piggyback Notice" shall have the meaning set forth in Section 6.19(a).

        "Piggyback Registration" shall have the meaning set forth in Section 6.19(a).

        "Potential Contributor" shall have the meaning set forth in Section 9.8.

        "Pre-Closing Tax Period" shall have the meaning set forth in Section 5.1.

        "Prospectus" means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, any issuer free writing prospectus related thereto, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

        "Purchase Price" shall mean the Cash Consideration and the Share Consideration.

        "Put Shares" shall mean Director Shares issued and outstanding as of the Closing Date that are put to the Company after the Closing Date pursuant to the Share Purchase Program Agreement, or otherwise purchased by the Company.

        "Rating Agencies" shall mean S&P, Moody's and Fitch.

        "Real Property" shall have the meaning set forth in Section 3.16.

        "Real Property Lease" shall have the meaning set forth in Section 3.16(b).

        "Registrable Securities" shall have the meaning set forth in Section 6.18(b).

        "Registration Expenses" shall have the meaning set forth in Section 6.18(f).

        "Registration Statement" shall have the meaning set forth in Section 6.18(a).

        "Regulatory Approvals" shall have the meaning set forth in Section 3.11.

        "Regulatory Authorities" shall have the meaning set forth in Section 3.7(b).

        "Representatives" shall have the meaning set forth in Section 6.3(b).

        "S&P" means Standard & Poor's Ratings Services, a division of The McGraw Hill Companies Inc., or its successor.

        "SAP" shall mean the accounting procedures and practices prescribed or permitted from time to time by the National Association of Insurance Commissioners and adopted, permitted, revised or promulgated by the respective states of incorporation of the Insurance Subsidiaries and applied in a consistent manner throughout the periods involved.

        "Satisfaction Date" shall have the meaning set forth in Section 2.2.

        "SEC" shall mean the Securities Exchange Commission.

        "Securities Act" shall mean the Securities Act of 1933, as amended.

        "Seller" shall have the meaning set forth in the Recitals.

        "Seller Director" shall have the meaning set forth in Section 6.9.

        "Seller Disclosure Schedule" shall have the meaning set forth in the preamble to Article III.

        "Seller Indemnified Parties" shall have the meaning set forth in Section 9.2.

        "Seller Insurance Subsidiaries" shall have the meaning set forth in Section 3.4(e).

        "Seller Notice of Termination" shall have the meaning set forth in Section 8.1(c).

        "Seller Proceeding" shall have the meaning set forth in Section 5.7.

        "Seller Share Percentage" shall mean (A) the total number of shares of common stock of the Company issued and outstanding (excluding treasury shares) as of the Closing Date ("Total Closing Shares") minus (B) the number of Directors Shares issued and outstanding as of the Closing Date, divided by the number of Total Closing Shares.

        "Seller's Parent" shall have the meaning set forth in the Recitals.

        "SERP" shall mean the Financial Security Assurance Holdings Ltd. 2004 Supplemental Executive Retirement Plan as amended from time to time, together with any predecessor or successor plan thereto, including the Financial Security Assurance Holdings Ltd. 1989 Supplemental Executive Retirement Plan.

        "Share Consideration" shall mean 44,567,901 Buyer Common Shares, less any Option Shares, and less any Excess Shares, plus any Dilution Shares, as adjusted pursuant to Section 2.2(d) hereof.

        "Share Purchase Program Agreement" shall mean the agreement entered into between the Company, Seller, Seller's Parent (or its predecessor Dexia Public Finance Bank) and certain directors of the Company from time to time governing the acquisition, holding and disposition of Director Shares by such directors of the Company under the Director Share Purchase Program.

        "Shares" shall have the meaning set forth in the Recitals.

        "Soft Capital Facility" shall mean the $350 million soft capital facility provided to the Company by Bayerishe Landesbank pursuant to the $350,000,000 Third Amended and Restated Credit Agreement among FSA, FSA Insurance Company, various Banks and Bayerische Landesbank acting through its New York Branch Individually and as Agent, dated as of April 30, 2005.

        "Soft Capital Waiver" shall have the meaning set forth in Section 6.25(b).

        "Sovereign Guarantee" shall mean the sovereign guarantee described in Annex D.

        "Straddle Period" shall have the meaning set forth in Section 5.3(a).

        "Strip Coverage Liquidity Facility" shall have the meaning set forth in Section 6.13(d)(iii).

        "Strip Coverages" shall have the meaning set forth in Section 6.13(e)(i).

        "Strip Policy Claim" shall have the meaning set forth in Section 6.13(e)(i).

        "Subsidiary" shall mean, as to any Person, any other Person Controlled by such first Person, whether directly or indirectly through one or more intermediaries.

        "Tax" shall mean (i) any tax, assessment, duty, fee, or other charge imposed or collected by any government or political subdivision thereof or any Tax Authority thereunder, including any income, gross income, gross receipts, profits, capital stock, franchise, withholding, unemployment, property, ad valorem, stamp, excise, payroll, customs duties, sales, use, license, registration, lease, transfer, import, export, value added, minimum, alternative minimum, estimated or other tax (including any assessment, duty, fee or other charge in the nature of or in lieu of any such tax), (ii) any amounts due under any tax sharing, indemnity or similar agreement, and any interest, penalties, additions to tax, or additional amounts in respect of the foregoing and (iii) any tax due relating to any predecessor due as a result of transferee or successor liability.

        "Tax Allocation Agreement" shall mean the Amended and Restated Tax Allocation Agreement by and among Seller, the Company, FSA, FSA Insurance Company, Financial Security Assurance (U.K.) Limited, FSA Portfolio Management Inc. and Transaction Services Corporation, dated January 1, 2006.

        "Tax Authority" shall mean any Governmental Entity responsible for the administration or imposition of any Tax.

        "Tax Benefit" shall mean the value of any refund, credit or reduction in otherwise required Tax payments, including interest thereon, which value shall be computed as of the Closing Date or the first date on which the right to the refund, credit or other Tax reduction arises, whichever is later, using (a) the highest marginal Tax rate applicable to such item on such date and (b) the then Applicable Federal Rate.

        "Tax Claim Notice" shall have the meaning set forth in Section 5.8.

        "Tax Refund" shall mean a refund of Tax, credit against Tax, return of a deposit relating to Tax, or other similar payment, together with any interest thereon, additions thereto, or foreign currency gains or losses resulting therefrom.

        "Tax Return" shall mean any return, report, declaration, information return, refund claim, schedule or other similar statement or information (including any amendments) required to be supplied to any Governmental Entity or subdivision thereof with respect to Taxes, however transmitted.

        "Transaction Agreements" shall mean (a) the guaranty, security and other agreements to be entered into in connection with the transaction relating to the Financial Products Business having the terms set forth in Annex D, (b) the FSA Global Funding Business Separation Agreement, (c) the FSA Global Strip Coverage Liquidity Facility and (d) if Seller does not elect to cause a FP Subsidiaries Transaction, the FSAM Asset Management Agreement.

        "Transfer Taxes" shall have the meaning set forth in Section 5.9.

        "U.S. Dollars" shall mean the lawful tender of the United States of America.

        "Voting Agreement" shall mean the voting agreement entered into on or about the date hereof between certain WL Ross Funds and Buyer, pursuant to which such WL Ross Funds agree to vote at the Buyer Shareholders Meeting the Buyer Common Shares which they beneficially own.

        Section 1.2    Other Terms. Other terms may be defined elsewhere in the text of this Agreement and, unless otherwise indicated, shall have such meaning indicated throughout this Agreement.

        Section 1.3    Other Definitional Provisions. (a) The words "hereof", "herein", and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

        (b)   The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

        (c)   The term "$" shall mean U.S. Dollars. All payments and adjustments hereunder shall be made in U.S. Dollars.

        (d)   The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation."

        (e)   The word "or" will be inclusive and not exclusive unless the context requires otherwise.

ARTICLE II
 Purchase and Sale of Shares

        Section 2.1    Purchase and Sale of Shares. On the terms and subject to the conditions set forth in Article VII, Seller will sell, convey, assign, transfer and deliver to Buyer, free and clear of all Encumbrances, and Buyer will purchase, acquire and accept from Seller, all of Seller's right, title and interest in and to the Shares.

        Section 2.2    Closing; Delivery and Payment. The delivery of the Shares and the payment of the Purchase Price (the "Closing") shall take place at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, New York at 10:00 A.M. New York time on the fifth Business Day after the date on which all of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) are satisfied or waived (the date on which all of the conditions are satisfied or waived, the "Satisfaction Date"); provided, however, that if the Issuance has not occurred prior to the Satisfaction Date, Buyer may elect, by delivery of written notice to Seller within one Business Day after the Satisfaction Date, to postpone the Closing until a date not more than 45 days after the Satisfaction

Date; provided, further, that if the Buyer so notifies Seller, (A) the conditions to the Closing set forth in Sections 7.2(a), 7.2(b) and 7.2(f) (and any right of Buyer to terminate this Agreement pursuant to Section 8.1(b), 8.1(d) or 8.1(e)) shall be deemed to be irrevocably waived by Buyer and (B) the Cash Consideration shall be increased by an amount of interest (calculated at 30 day LIBOR in effect on the Satisfaction Date as reported in the Wall Street Journal) for the period between the fifth day after the Satisfaction Date to, but not including, the Closing Date. The date on which the Closing occurs is hereinafter referred to as the "Closing Date".

        Section 2.3    Payment on the Closing Date. (a) Subject to fulfillment or waiver (where permissible) of the conditions set forth in Article VII, at the Closing.

            (i)    Buyer shall pay the Cash Consideration by wire transfer of immediately available funds to the bank account or accounts specified by Seller; and

            (ii)   Buyer shall issue to Seller or its designated Affiliate the Share Consideration.

        (b)   [Reserved.]

        (c)   In furtherance of, and not in limitation of, any of Buyer's obligations pursuant to this Agreement, Buyer shall keep Seller reasonably informed regarding the status of Buyer's financing in connection with the transaction contemplated hereby and, on each of the Satisfaction Date and no less than three (3) Business Days prior to the Closing Date, inform Seller in writing of the total number of Additional Issued Buyer Common Shares expected to be issued on the Closing Date, if any, and the issue price of such shares.

        (d)   If, between the date of this Agreement and the Closing Date, the outstanding Buyer Common Shares shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization, or if Buyer declares or pays dividends (other than the quarterly dividend paid by Buyer consistent with past practice), an appropriate and proportionate adjustment shall be made to the Share Consideration.

        (e)   If prior to the Closing Date the Buyer (other than pursuant to the Issuance, or any issuance of Buyer Common Shares pursuant to an employee benefits plan) issues new Buyer Common Shares (or other securities that are convertible into or exchangeable for or otherwise linked to Buyer Common Shares) at a purchase (or reference, implied, conversion, exchange or comparable) price per share of less than $8.10 (a "Dilutive Issuance") then Buyer shall issue to Seller at the Closing Date an additional number of Buyer Common Shares (the "Dilution Shares") with an aggregate value as of the Closing Date (measured based on the average of the volume weighted average price per share for each of the twenty (20) NYSE trading day period ending three (3) Business Days prior to the Closing Date) equal to the Dilution Amount. The "Dilution Amount" shall mean (x) the number of Buyer Common Shares issued (or that upon conversion or exchange would be issuable) as a result of such Dilutive Issuance, multiplied by (y) the positive difference if any between $8.10 and the purchase (or reference, implied, conversion, exchange or comparable) price per share received by Buyer in such Dilutive Issuance, multiplied by (z) the percentage of the issued and outstanding share capital of Buyer represented by the Share Consideration as of the Closing Date (without taking into account any Dilution Shares issued to Seller on such date)

        (f)    Buyer at its option may by written notice delivered to Seller not less than three (3) Business Days prior to the Closing Date elect to pay $8.10 per share in lieu of up to 22,283,951 Buyer Common Shares that would otherwise be delivered as part of the Purchase Price.

ARTICLE III
 Representations and Warranties of Seller

        Except as otherwise (1) set forth in the correspondingly numbered section of the disclosure schedule, delivered by Seller to Buyer on the date hereof (the "Seller Disclosure Schedule"), (2) set forth in the registration statements, prospectuses, reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated by reference) filed by the Company with the SEC on or after December 31, 2007 and on or prior to the date hereof or (3) the Company November 10-Q (but excluding, in the case of (2) and (3), any disclosures set forth in any risk factor section and in any section relating to forward-looking statements to the extent that they are cautionary, predictive or forward-looking in nature), Seller represents and warrants to Buyer as of the date hereof (or, in the case of any representation or warranty that speaks as of a specific date or time, as of such specific date or time) as follows:

        Section 3.1    Organization and Authority of Seller and Seller's Parent; Execution and Delivery. (a)(i) Seller is a corporation duly incorporated, validly existing and in good standing under the Laws of Delaware, has all requisite corporate power and authority, and has taken all requisite corporate and other action necessary to duly authorize the execution, delivery and performance of its obligations under this Agreement and the other Transaction Agreements to which Seller is or will be a party and to consummate the transactions contemplated hereby or thereby. (ii) Seller's Parent is a French share company licensed as a bank under French law, duly organized, validly existing and in good standing under the Laws of France, has all requisite corporate power and authority, and has taken all requisite corporate and other action necessary to duly authorize the execution, delivery and performance of its obligations under this Agreement and the other Transaction Agreements to which Seller's Parent is or will be a party and to consummate the transactions contemplated hereby or thereby.

        (b)   (i) This Agreement has been duly executed and delivered by Seller and constitutes the legal, valid and binding obligation of Seller, enforceable in accordance with its terms. Each Transaction Agreement to which Seller is or will be a party has been or will be at the time of execution duly executed and delivered by Seller and constitutes or will constitute at the time of execution a legal, valid and binding obligation of Seller enforceable against it in accordance with its terms. (ii) This Agreement has been duly executed and delivered by Seller's Parent and constitutes the legal, valid and binding obligation of Seller's Parent, enforceable in accordance with its terms.

        (c)   Neither the execution and delivery by Seller of this Agreement or any of the Transaction Agreements to which Seller is or will be a party or the consummation by Seller of any of the transactions contemplated hereby or thereby nor compliance by Seller with or fulfillment by Seller of the terms, conditions and provisions hereof or thereof will, except as may result from any facts or circumstances relating to Buyer, result in a violation or breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation under, or result in the creation or imposition of any Encumbrance upon, any of the Shares, under (A) the Organizational Documents of Seller, the Company or any Company Subsidiary, (B) any material note, instrument, mortgage, lease, franchise or financial obligation to which Seller is a party or by which Seller is bound or (C) any Court Order to which Seller, the Company or any Company Subsidiary is a party or by which Seller, the Company or any Company Subsidiary is bound, other than, in the case of clauses (B) and (C) above, any such violations, breaches, defaults or Encumbrances that, individually or in the aggregate, would not be reasonably likely to have a Company Material Adverse Effect.

        Section 3.2    Organization and Qualification of the Company. (a) The Company is a corporation duly organized, validly existing and in good standing under the Laws of New York.

        (b)   The Company has the corporate power and authority to own, operate or lease its properties and assets and to carry on its business as it has been and is currently being conducted, and is duly qualified and licensed to do business and, to the extent applicable in the relevant jurisdiction, is in good standing, in each jurisdiction where the ownership or operation of its property and assets or the conduct of its business requires such qualification or license, except where the failure to be so qualified or licensed would not be reasonably likely to have a Company Material Adverse Effect.

        Section 3.3    Capitalization of the Company. (a) The authorized capital stock of the company consists of 200,000,000 shares of common stock, par value $0.01 per share, of which 33,517,995 are issued (corresponding to 33,345,993 outstanding shares and 172,002 treasury shares), and 20,000,000 shares of preferred stock, par value $0.01 per share, none of which are issued and outstanding. The Shares, together with the Director Shares, represent all of the Equity Interests in the Company that are issued and outstanding on the date hereof. The Shares have been (or, to the extent issued after the date hereof, will be as of the Closing Date) duly authorized and validly issued, and are (or, to the extent issued after the date hereof, will be as of the Closing Date) fully paid, nonassessable, and owned beneficially and of record by Seller free and clear of any Encumbrances. There are (and as of the Closing Date, shall be) no voting trusts, proxies or other agreements or understandings with respect to the voting or transfer of any of the Shares. None of the Shares was issued in violation of, and are not subject to, any pre-emptive rights. None of the Shares was issued in violation of any Law.

        (b)   There are no (i) options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the capital stock of the Company or obligating Seller or the Company to issue or sell any shares of capital stock of, or any other interest in, the Company, (ii) bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the holders of any Equity Interest of the Company on any matter or (iii) "phantom" equity rights, profits interest, performance equity rights, profit participations or other similar agreements or commitments that give any Person the right to receive any benefit or rights similar to any rights enjoyed by or accruing to the holder of any Equity Interest in the Company.

        Section 3.4    Company Subsidiaries. (a) Schedule 3.4(a) of the Seller Disclosure Schedule lists the name of each Person which, as of the date hereof, directly or indirectly, owns outstanding Equity Interests in any Company Subsidiary and the percentage of the outstanding Equity Interests so owned. The Company has no Subsidiaries other than the Company Subsidiaries.

        (b)   Each Company Subsidiary currently conducting business is duly organized or formed, as the case may be, validly existing and, to the extent applicable in the relevant jurisdiction, in good standing under the Laws of its jurisdiction of organization or formation, as the case may be. Seller has made available to Buyer true, correct and complete copies of the Organizational Documents of the Company and the Company Subsidiaries set forth in Schedule 3.4(b) hereto.

        (c)   Each Company Subsidiary has the power and authority to own, operate or lease its assets and to carry on and conduct its business as it is currently being conducted, and is duly qualified and licensed to do business in each jurisdiction where the ownership or operation of its properties and assets or the conduct of its business requires such qualification or license, except where the failure to be so qualified or licensed would not be reasonably likely to have a Company Material Adverse Effect.

        (d)   There are no voting trusts, proxies or other agreements or understandings with respect to the voting of the Equity Interests of the Company Subsidiaries to which the Company or any of the Company Subsidiaries are a party.

        (e)   The Company conducts its insurance operations through the Company Subsidiaries listed in Schedule 3.4(e) of the Seller Disclosure Schedule (collectively, the "Seller Insurance Subsidiaries"). The Seller Disclosure Schedule sets forth the states or jurisdictions where the Seller Insurance Subsidiaries are domiciled or "commercially domiciled" for insurance regulatory purposes, where the Seller Insurance Subsidiaries are licensed and each state or other jurisdiction where the transactions contemplated by this Agreement will require the Buyer to obtain "change in control" approvals from state insurance regulators.

        Section 3.5    Financial Statements. (a) Except as otherwise specified therein, the Company Financial Statements present fairly, in all material respects, the consolidated financial position of the Company and the Company Subsidiaries as of the dates specified therein and the consolidated results of operations and consolidated cash flows for the periods specified therein, in accordance with the applicable GAAP. Notwithstanding anything to the contrary herein, Seller makes no representation or warranty as to the adequacy of the recorded reserves for losses or loss adjustment expenses made in the Company Financial Statements, the Company November 10-Q or otherwise.

        (b)   Except for (i) liabilities and obligations reflected on the Company Financial Statements or the Company November 10-Q, (ii) liabilities and obligations incurred since December 31, 2007 in the ordinary course of business consistent with past practice of the Company and the Company Subsidiaries (including insurance policy liabilities), (iii) liabilities and obligations not required by GAAP or SAP to be reflected in the Company Financial Statements or the Company November 10-Q and (iv) liabilities and obligations which would not be reasonably likely to have a Company Material Adverse Effect, as of the date hereof neither the Company nor any of the Company Subsidiaries has any liability, whether contingent, accrued or otherwise, required by GAAP or SAP, as applicable and as in effect on the date hereof, to be reflected on a balance sheet.

        Section 3.6    Absence of Certain Changes or Events. Except to the extent relating to the execution and delivery of this Agreement and the transactions contemplated hereby, or as otherwise disclosed in the Company Financial Statements or the Company November 10-Q, since December 31, 2007 through the date hereof, (a) the Company and the Company Subsidiaries, taken as a whole, have conducted their businesses in all material respects in the ordinary course of business consistent with past practice and (b) there has not been a Company Material Adverse Effect.

        Section 3.7    Permits. (a) The Company and each of the Company Subsidiaries holds all permits, licenses, certificates of authority, waivers, franchises, orders, approvals, concessions, filings, governmental qualifications, registrations and other approvals or authorizations issued or provided by Governmental Entities under all applicable Laws, which are necessary for them to own or use their assets and properties or operate their businesses as currently conducted (the "Company Permits"), except for those Company Permits the failure of which to hold would not be reasonably likely to have a Company Material Adverse Effect. There is not pending, nor to the Knowledge of Seller threatened, against the Company or any of the Company Subsidiaries, any proceeding with or by any Governmental Entity which contests the validity of any Company Permits or seeks the revocation, termination, suspension, modification or impairment of any Company Permits which would be reasonably likely to have a Company Material Adverse Effect. Except as would not have a Company Material Adverse Effect, (i) all of the Company Permits are valid and in full force and effect and (ii) neither the Company nor any of the Company Subsidiaries is in default of any Company Permits beyond any applicable cure period.

        (b)   Neither the Company nor any of the Company Subsidiaries is a party to or is subject to any material order, decree, supervisory agreement, memorandum of understanding or similar arrangement with, or a commitment letter or similar submission to, or extraordinary supervisory letter from, any foreign, federal or state governmental agency or authority charged with the supervision or regulation of insurance companies or issuers of securities or the supervision or regulation of it or any of the Company Subsidiaries (collectively, the "Company Regulatory Authorities"). Neither the Company nor any of the Company Subsidiaries has been advised by any Company Regulatory Authority that such Company Regulatory Authority is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such material order, decree, supervisory agreement, memorandum of understanding, commitment letter, supervisory letter or similar submission.

        Section 3.8    Litigation. (a) There are no civil, criminal, arbitral or administrative claims, actions, suits, demands, proceedings, hearings or investigations ("Litigation") pending or, to the Knowledge of Seller, threatened against the Company or any of the Company Subsidiaries which (if determined adversely to the Company or the Company Subsidiaries), individually or in the aggregate, would be reasonably likely to have a Company Material Adverse Effect and (b) without limiting the generality of the foregoing, neither the Company nor any Company Subsidiary has received any notice from any Governmental Entity since December 31, 2007 alleging any violation of any Law or Court Orders which would be reasonably likely to have a Company Material Adverse Effect.

        Section 3.9    Compliance with Law. (a) Since December 31, 2007, the Company and the Company Subsidiaries have complied with all applicable Law and Court Orders, other than those instances of noncompliance which, individually or in the aggregate, would not be reasonably likely to have a Company Material Adverse Effect.

        (b)   Except as would not be reasonably likely to have a Company Material Adverse Effect, the Company and the Company Subsidiaries have collected, maintained, processed, transmitted and used data, at all times, in all material respects in accordance with the applicable Law, including those affecting or relating to privacy and data protection, and the privacy rights of individuals to which the data pertain.

        (c)   Neither the Company nor any of the Company Subsidiaries is subject to any outstanding judgment, award, order, injunction or decree or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any supervisory letter from, any Governmental Entity that restricts in any material respect the conduct of its business as currently conducted, nor, to the Knowledge of Seller, has the Company or any of its Subsidiaries been advised in writing or verbally since December 31, 2007 by any Governmental Entity that it is considering issuing or requesting any such agreement.

        Section 3.10    Contracts. (a) Schedule 3.10(a) of the Seller Disclosure Schedule lists the following Contracts to which the Company or one of the Company Subsidiaries is a party as of the date hereof (each Contract required to be listed on Schedule 3.10(a) of the Seller Disclosure Schedule, an "Identified Contract"):

            (i)    any Contract for the purchase by the Company or such Company Subsidiary of supplies or equipment which the Company or such Company Subsidiary reasonably anticipates will involve the annual payment of more than $500,000 individually or $1,000,000 in the aggregate after the date hereof;

            (ii)   any Contract relating to the acquisition or disposition outside the ordinary course of business of any assets or any business (whether by merger, sale of stock, sale of assets or otherwise) the value of which exceeds $1,000,000;

            (iii)  any Contract relating to Debt incurred by the Company or any of the Company Subsidiaries under which at least $10,000,000 is outstanding or is available to be drawn;

            (iv)  any Contract relating to outstanding letters of credit or performance bonds pursuant to which the Company or any of the Company Subsidiaries has a reimbursement obligation or that create any liability as guarantor, surety, co-signer, endorser, co-maker or indemnitor, in each case, in respect of the obligation of any Person to make payments or perform services with a value of at least $1,000,000 and, in each case, other than financial guarantees or surety bonds made in the ordinary course of business;

            (v)   any Contract between Seller or an Affiliate of Seller (other than the Company or any of the Company Subsidiaries) and the Company or any of the Company Subsidiaries, other than those entered into in the ordinary course of business (each, an "Intercompany Contract");

            (vi)  any material labor Contract with any labor union;

            (vii) any Contract or agreement which is a "material contract" within the meaning of Item 601(b)(10) of Regulation S-K;

            (viii)  any material joint venture, partnership, strategic alliance or other similar Contract (excluding introducing broker agreements);

            (ix)  any material master reinsurance agreement applicable to insurance in force written by any Company Subsidiary, and any master reinsurance and coinsurance treaties or agreements, including retrocessional agreements, to which the Company or any Company Subsidiary is a party or under which the Company or any Company Subsidiary has existing rights, obligations or liabilities;

            (x)   any material reinsurance, excess of loss, quota share or "stop loss" agreement, other than those entered into in the ordinary course of business;

            (xi)  any Insurance Contract in respect of which the Company or a Company Subsidiary may be required pursuant to the terms thereof to make payments (other than credit protection payments) or post collateral as a result of either (A) a requirement that the Company or Company Subsidiary post collateral pursuant to a credit support annex, other credit support document or similar arrangement; or (B) a mark-to-market termination payment that is payable by the Company or a Company Subsidiary upon the termination of a swap transaction for a reason other than the failure by the Company or a Company Subsidiary to pay pursuant to an Insurance Contract or an insolvency event relating to the Company or a Company Subsidiary;

            (xii) any Contract containing covenants that materially limit the ability of the Company or any Company Subsidiary to compete in any line of business or with any Person or which involve any restriction of the geographical area in which, or method by which or with whom, the Company or any Company Subsidiary may carry on its business (other than as may be required by Law or applicable regulatory authorities);

            (xiii)  any Contract for the employment of any individual (A) on a part-time, consulting, or other basis providing annual compensation in excess of $1,000,000 or (B) on a full-time basis in the United States;

            (xiv) any agreement under which the Company or a Company Subsidiary has advanced or loaned any material amount of money to any of its directors or officers;

            (xv) any Insurance Contract in respect of which the insured obligation constitutes an asset-backed security (including a collateralized debt obligation) that is backed by a pool of other mezzanine asset-backed securities (including collateralized debt obligations); and

            (xvi) any contract with any Governmental Entity that imposes any material obligation or restriction on the Company or the Company Subsidiaries.

        (b)   Each Identified Contract (other than those that terminated or expired in accordance with their respective terms) is valid, binding, in full force and effect and enforceable against the Company or the Company Subsidiary party thereto, none of the Company nor any of the Company Subsidiaries is in breach or default under any Identified Contract and, to the Knowledge of Seller, no event has occurred which, with notice or lapse of time or both, would constitute a breach or default, under any Identified Contract by any party thereto, except where the failure to be so valid, binding, in full force and effect or enforceable, or such breach or default, would not be reasonably likely to have a Company Material Adverse Effect. No consent is required from any Person under any Identified Contract in order to consummate the transactions contemplated by this Agreement, except for those consents which, if not obtained, would not be reasonably likely to have a Company Material Adverse Effect. Except as would not be reasonably likely to have a Company Material Adverse Effect, no Identified Contract contains any provision that would allow the other party or parties thereto to terminate such Identified Contract as a result of the transactions contemplated hereby.

        (c)   Schedule 3.10(c) of the Seller Disclosure Schedule lists each Contract between Seller or an Affiliate of Seller (other than the Company or any of the Company Subsidiaries) and the Company or any of the Company Subsidiaries.

        Section 3.11    Consents and Approvals. Except for (a) the filings, permits, authorizations, consents, approvals and notices required under the HSR Act and (b) the Insurance Approvals, no filings, permits, authorizations, consents, approvals or notices ("Regulatory Approvals") are required to be made or obtained by Seller, the Company or any of the Company Subsidiaries with or from, as the case may be, any Governmental Entity, in connection with the execution, delivery or performance of this Agreement or any of the Transaction Agreements by Seller or the consummation by Seller of the transactions contemplated hereby or thereby, except those filings, permits, authorizations, consents, approvals or notices which if not made or obtained would not be reasonably likely to have a Company Material Adverse Effect.

        Section 3.12    Tax Matters. Except as would not be reasonably likely to have a Company Material Adverse Effect:

        (a)   the Company and the Company Subsidiaries have filed all material Tax Returns (or such Tax Returns have been filed on behalf of the Company and the Company Subsidiaries) required to be filed on or before the Closing Date, all such Tax Returns were correct and complete in all material respects, and all Taxes shown as being due on any such Tax Returns by any of the Company and the Company Subsidiaries have been paid or reserved for in compliance with GAAP;

        (b)   neither the Company nor any of the Company Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return;

        (c)   neither the Company nor any of the Company Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency;

        (d)   no claim has ever been made in writing to the Company or any of the Company Subsidiaries by an authority in a jurisdiction where the Company or the Company Subsidiaries does not file Tax Returns that the Company or such Company Subsidiary is or may be subject to taxation by that jurisdiction;

        (e)   neither the Company nor any of the Company Subsidiaries has any liability for the Taxes of any Person (other than any of the Company and the Company Subsidiaries) as a member of a consolidated or affiliated group or as a transferee or successor, by contract, or otherwise;

        (f)    as of the date hereof, there are no Encumbrances (other than Permitted Encumbrances) with respect to any Taxes upon any of the assets and properties of the Company or any of the Company Subsidiaries;

        (g)   Tax reserves have been computed and maintained in the manner required under sections 807, 832, 954 and 846 of the Code;

        (h)   no Tax Return of the Company or Company Subsidiaries is under audit or examination by any Tax Authority, and no notice of such an audit or examination has been received by Seller, the Company or any Company Subsidiaries nor does the Company or any of the Company's Subsidiaries have any knowledge of or reason to believe that a Tax Authority is about to commence an examination or audit, and there is no assessed deficiency, refund litigation, proposed adjustment or matter in controversy with respect to any Taxes due and owing by the Company or the Company Subsidiaries;

        (i)    since December 31, 2005, neither the Company nor any of the Company Subsidiaries has been a "distributing corporation" or a "controlled corporation" in connection with a distribution described in Section 355 of the Code;

        (j)    none of the Company or the Company Subsidiaries, or any Affiliate thereof with respect to the Company or any of the Company Subsidiaries, has participated, within the meaning of Treasury Regulation Section 1.6011-4(c), or been a "material advisor" or "promoter" (as those terms are or have been defined in Sections 6111 and 6112 of the Code) in: (i) any "reportable transaction" within the meaning of Sections 6011, 6662A, and 6707A of the Code; (ii) any "confidential corporate tax shelter" within the meaning of Section 6111 of the Code; or (iii) any "potentially abusive tax shelter" within the meaning of Section 6112 of the Code; and since the Seller Acquisition Date no Tax Return of Seller has contained disclosure statements under Section 6662 of the Code.

        Section 3.13    Employee Benefits. (a) None of Seller, the Company or any of their ERISA Affiliates maintains, sponsors, is a party to, participates in, has a commitment to create or has any liability or contingent liability with respect to: (i) any "employee welfare benefit plan" or "employee pension benefit plan" (as those terms are defined in sections 3(1) and 3(2), respectively, of ERISA), other than a "multiemployer plan" (as defined in section 3(37) of ERISA); (ii) any retirement or deferred compensation plan, incentive compensation plan, stock plan, retention plan or agreement, unemployment compensation plan, vacation pay, change in control, severance pay, bonus or benefit arrangement, insurance or hospitalization program or any fringe benefit arrangements for any current or former employee, director, consultant or agent, whether pursuant to contract, arrangement, custom or informal understanding, which does not constitute an employee benefit plan (as defined in section 3(3) of ERISA); or (iii) any employment agreement or consulting agreement.

        (b)   Buyer has been supplied with a true and correct copy of each of the plans, programs, policies, arrangements and agreements listed on Schedule 3.13(b) to the Seller Disclosure Schedule (referred to hereinafter as "Benefit Plans").

        (c)   All Benefit Plans comply and have been administered in form and in operation in all material respects in accordance with their terms and with all applicable requirements of Law (including, in the case of any Benefit Plan which is an employee pension benefit plan intended to be qualified under Section 401(a) of the Code, the requirements of sections 401(a) and 501(a) of the Code), and no event has occurred which would reasonably be expected to cause any such Benefit Plan to fail to comply with such requirements, and no notice has been issued by any Governmental Authority challenging such compliance

        (d)   Each Benefit Plan which is an employee pension benefit plan intended to be qualified under Section 401(a) of the Code is the subject of a favorable determination letter issued by the IRS with respect to the qualified status of such plan under section 401(a) of the Code and the tax-exempt status of any trust which forms a part of such plan under section 501(a) of the Code; all amendments to any such plan for which the remedial amendment period (within the meaning of section 401(b) of the Code and applicable regulations) has expired are covered by a favorable IRS determination letter; and no event has occurred which would be reasonably likely to give rise to disqualification of any such plan under such sections or to a tax under section 511 of the Code.

        (e)   There have been no non-exempt "prohibited transactions" (as described in section 406 of ERISA or section 4975 of the Code) with respect to any Benefit Plan to which sections apply and none of Seller, the Company or any of their ERISA Affiliates has engaged in any such non-exempt prohibited transaction.

        (f)    There have been no acts or omissions by Seller, the Company or any of their ERISA Affiliates which have given rise to or would reasonably be expected to give rise to any material interest, fines, penalties, taxes or related charges under section 502 of ERISA or Chapters 43, 47, 68 or 100 of the Code for which Seller, the Company or any of their ERISA Affiliates would be reasonably likely to be liable or under Section 409A of the Code for which Seller, the Company or any of its ERISA Affiliates or any participant in any Benefit Plan that is a nonqualified deferred compensation plan (within the meaning of section 409A of the Code) would be reasonably likely to be liable.

        (g)   There are no material actions, suits or claims (other than routine claims for benefits) pending or threatened involving any Benefit Plan or the assets thereof and no facts exist which could reasonably be expected to give rise to any such actions, suits or claims (other than routine claims for benefits).

        (h)   Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, either alone or in combination with another event (whether contingent or otherwise) will result in (i) the entitlement of any Person to any benefit under any Benefit Plan, (ii) the acceleration of the time of payment or vesting, or an increase in the amount, of any compensation due to any Person under any Benefit Plan, or (iii) any "parachute payment" under Section 280G of the Code (whether or not such payment is considered to be reasonable compensation for services rendered).

        (i)    No Benefit Plan is subject to title IV of ERISA.

        (j)    Each Benefit Plan which constitutes a "group health plan" (as defined in section 607(i) of ERISA or section 4980B(g)(2) of the Code) has been operated materially in compliance with applicable law, including the continuation coverage requirements of section 4980B of the Code and section 601 of ERISA and the portability and nondiscrimination requirements of sections 9801 and 9802 of the Code and sections 701-707 of ERISA, to the extent such requirements are applicable.

        (k)   None of Seller, the Company or any of their ERISA Affiliates has any material liability or contingent liability for providing, under any Benefit Plan or otherwise, any post-retirement medical or life insurance benefits, other than statutory liability for providing group health plan continuation coverage under Part 6 of Title I of ERISA and section 4980B of the Code or applicable state Law.

        (l)    All accrued liabilities under the DCP and the SERP have been accrued under financial statements of the Company. The Company has allocated Company funds intended to equal to such liabilities in trust.

        (m)  There are no plans or arrangements providing pensions or retirement benefits on a defined benefit basis which are or have been established or operated by the Company or any of the Company Subsidiaries outside of the U.S. or in which the Company or any of the Company Subsidiaries outside of the U.S. participates in, or with respect to which the Company or any of the Company Subsidiaries currently has or would reasonably be expected to have following the date hereof, any liability, contingent or otherwise.

        (n)   Neither the Company nor any of the Company Subsidiaries has any outstanding material liability to provide benefits on early retirement or redundancy as a result of the application of the Transfer of Undertakings (Protection of Employment) Regulations 2006 (SI 2006/246) or the Transfer of Undertakings (Protection of Employment) Regulations 1981 (SI 1981/1794) that arose as a result of a transfer of undertakings that occurred prior to the date hereof and to which such regulations applied.

        (o)   There has been no act or omission that would impair the ability of Seller and the Company Subsidiaries (or any successor thereto) to unilaterally amend or terminate any Benefit Plan.

        (p)   All Benefit Plans that are nonqualified deferred compensation plans subject to Section 409A of the Code have been operated in good faith compliance with Section 409A and the terms of such Benefit Plans have been amended to comply with Section 409A.

        (q)   Schedule 3.13(q) to the Seller Disclosure Schedule sets forth a summary of the aggregate numbers, by year of grant, of currently outstanding performance shares share awards granted pursuant to the Financial Security Assurance Holdings Ltd. 2004 Equity Participation Plan together with the vesting schedules of such performance share awards.

        (r)   None of the Seller, the Company nor any of their ERISA Affiliates contributes to, has contributed to, or has any liability or contingent liability with respect to a multiemployer plan as defined in Section 3(37) of ERISA.

        Section 3.14    Brokers and Finders. None of Seller, the Company, or any of the Company Subsidiaries has employed any broker, finder, consultant or intermediary in connection with the transactions contemplated by this Agreement who would be entitled to a broker's, finder's or similar fee or commission in connection therewith or upon the consummation thereof that would be payable by Buyer or by the Company or the Company Subsidiaries.

        Section 3.15    Intellectual Property. Except as would not be reasonably likely to have a Company Material Adverse Effect:

        (a)   to the Knowledge of Seller, the operation of the business of the Company and the Company Subsidiaries does not infringe or misappropriate the intellectual property rights of any third party;

        (b)   neither the Company nor the Company Subsidiaries have received any written notice from any third party, and, to the Knowledge of Seller, there is no other assertion or pending threat from any third party, that the operation of the business of the Company or any of the Company Subsidiaries infringes or misappropriates the intellectual property rights of any third party;

        (c)   the Company and the Company Subsidiaries are not subject to any judgment, order, writ, injunction or decree of any court or Governmental Entity which restricts or impairs the use of any of their intellectual property rights; and

        (d)   to the Knowledge of Seller, the Company and the Company Subsidiaries own or otherwise have the right to use all intellectual property rights that are necessary for the operation of their business as currently conducted.

        Section 3.16    Real Property. Neither the Company nor any of the Company Subsidiaries owns any real property. Schedule 3.16 of the Seller Disclosure Schedule lists, as of the date hereof, all real property leased to the Company and the Company Subsidiaries (the "Real Property"). With respect to the Real Property, and except for matters which would not be reasonably likely to have a Company Material Adverse Effect:

        (a)   the Company or one of the Company Subsidiaries has a valid leasehold interest (or local equivalent thereof) in the Real Property free and clear of any Encumbrances, except for Permitted Encumbrances;

        (b)   to the Knowledge of Seller, except for leases and subleases to third parties by the Company or any of the Company Subsidiaries (each, a "Real Property Lease"), there are no leases, subleases, licenses, concessions, or other agreements entered into by the Company or any of the Company Subsidiaries granting to any Person the right of use or occupancy to any portion of the Real Property; and

        (c)   to the Knowledge of Seller, each Real Property Lease is in full force and effect and is valid and enforceable in accordance with its terms, and there is no material default, beyond any cure period, under any Real Property Lease by any party thereto.

        Section 3.17    Environmental Matters. Except as would not be reasonably likely to have a Company Material Adverse Effect, the Company and the Company Subsidiaries: (a) are not in violation of any applicable Environmental Laws; (b) have not generated, stored, used, emitted, discharged, released or disposed of any Hazardous Substances, except as permitted under applicable Environmental Laws; and (c) have not installed any asbestos-containing materials, polychlorinated biphenyls or underground storage tanks at, on or under the facilities of the Companies or the Company Subsidiaries, except in compliance with applicable Environmental Laws.

        Section 3.18    Labor and Employee Matters. (a) Since December 31, 2007 until the date hereof, there has not been any organized effort or demand for recognition by any labor organization and, to the Knowledge of Seller, no labor union, confederation or association requested or sought to represent any of the Employees. As of the date hereof, there are no material unfair labor practice charges or complaints against the Company or any of the Company Subsidiaries pending or, to the Knowledge of Seller, threatened before the National Labor Relations Board (or any local equivalent thereof). There are no pending or, to the Knowledge of Seller, threatened, union grievances against the Company or any of the Company Subsidiaries that would reasonably be expected to have a Company Material Adverse Effect.

        (b)   Since December 31, 2007 until the date hereof, there has not been any labor dispute, strike, work-stoppage or labor slow-down against the Company and the Company Subsidiaries, except for those that would not be reasonably likely to have a Material Adverse Effect.

        Section 3.19    Regulatory Filings. (a) Seller has heretofore made available for inspection by Buyer (i) each annual or quarterly statement filed with or submitted to any insurance regulatory authorities by any of the Seller Insurance Subsidiaries required to make such filings since December 31, 2006 (collectively, the "Company SAP Statements") and (ii) any material reports of examination of any of the Seller Insurance Subsidiaries required to make such a report, issued by any insurance regulatory authority, in any case, since December 31, 2006. Each of the Seller Insurance Subsidiaries has filed or submitted on a timely basis all Company SAP Statements required to be filed with or submitted to the applicable Governmental Entity in its respective state of domicile and of any state where it is licensed except where the failure to file or submit on a timely basis would not be reasonably likely to have a Company Material Adverse Effect. The Company SAP Statements present fairly in accordance with SAP, in all material respects, the financial conditions and results of operations of the Seller Insurance Subsidiaries as of and for the periods therein specified (except as may be indicated therein or in the notes, exhibits or schedules thereto). No material deficiencies have been asserted in writing by any Governmental Entity with respect to any Company SAP Statement which has not been cured, waived or otherwise resolved to the material satisfaction of such Governmental Entity.

        (b)   The reserves and other liability amounts established or reflected on each Company SAP Statement, including reserve and other liability amounts in respect of insurance policies, (i) were determined in accordance with U.S. generally accepted actuarial standards applied in all material respects on a consistent basis for the periods presented and based on reasonable actuarial assumptions and (ii) are in compliance in all material respects with the requirements of applicable Law.

        (c)   To the Knowledge of Seller, the Company and the Company Subsidiaries maintain internal accounting controls which provide reasonable assurance that (i) transactions are executed with management's authorization, (ii) transactions are recorded as necessary to permit preparation of the financial and statutory statements of the Company and the Company Subsidiaries, (iii) access to the Company's and the Company Subsidiaries' assets is permitted only in accordance with management's authorization and (iv) the reporting of the Company's and the Company Subsidiaries' assets is compared with existing assets at reasonably regular intervals.

        Section 3.20    Insurance Contracts. (a) All insurance policy forms issued by the Seller Insurance Subsidiaries ("Company Insurance Contracts") are, to the extent required by Law, on forms approved by all applicable Governmental Entity or filed with and not objected to by such Governmental Entity within the period provided by Law for objection, subject to such exceptions as would not, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect. All premium rates of the Seller Insurance Subsidiaries (including rates with respect to Company Insurance Contracts) that are required to be filed with or approved by any insurance regulatory authorities have been so filed or approved and the premiums charged conform thereto, and such premiums comply with all applicable anti-discrimination Laws, federal or state, and all applicable Insurance Laws, except for any failure to be so filed or approved or to so comply as would not, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect.

        (b)   Except where the failure to do so would not, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect, the Seller Insurance Subsidiaries have marketed, sold and issued the Insurance Contracts in compliance with all Law relating to (i) the disclosure of the nature of insurance products as policies of insurance, (ii) the use of unfair methods of competition and deceptive acts or practices relating to the advertising, sales and marketing of insurance contracts, and (iii) all applicable requirements regulating the underwriting, rating, non-renewal, cancellation or replacement of insurance policies.

        Section 3.21    Reinsurance Agreements. No Seller Insurance Subsidiary is in default as to any provision of any reinsurance agreements to which such Seller Insurance Subsidiary is a party (the "Company Reinsurance Agreements") except for defaults which would not, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect. Each Seller Insurance Subsidiary was entitled to take credit in its most recent Company SAP Statement in accordance in all material respects with SAP for that portion of any such Reinsurance Agreement as to which credit was taken in such statements.

        Section 3.22    Commission Reports. Since December 31, 2007, the Company has timely filed all reports, proxy statements and other information required to be filed by it pursuant to Section 13(a) of the Exchange Act (the "Company Commission Reports"). The Company Commission Reports, when filed, declared effective, or mailed, as applicable, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in it, in light of the circumstances under which they were made, not misleading and complied as to form in all material respects with the applicable requirements of the Exchange Act. As of the date of this Agreement, there are no outstanding comments from the SEC with respect to any Company Commission Report.

        Section 3.23    Insurance Permits. Except as would not be reasonably likely to have a Company Material Adverse Effect, (a) each of the Seller Insurance Subsidiaries has all insurance licenses the use and exercise of which are necessary for the conduct of their respective insurance businesses as now conducted, (b) the business of each of the Seller Insurance Subsidiaries is being conducted in compliance, in all material respects, with all such insurance licenses, (c) all such insurance licenses are in full force and effect and (d) there is no proceeding or investigation pending or, to the Knowledge of Seller, threatened with respect to the cancellation, suspension or non-renewal of such insurance licenses.

        Section 3.24    Reserves. To the Knowledge of Seller, since January 1, 2008, no applicable department of insurance has alleged in writing that the loss and loss adjustment reserves carried on the Company SAP Statements by any of the Seller Insurance Subsidiaries are not in material compliance with applicable statutory requirements.

        Section 3.25    Financial Examinations. Seller has made available to Buyer true, correct and complete copies of the reports (or the most recent drafts thereof, to the extent any final reports are not available) reflecting the results of any financial examinations of any of the Seller Insurance Subsidiaries conducted by any Governmental Entity since January 1, 2006.

        Section 3.26    Portfolio Investments. Except for permitted practices approved by a state department of insurance, all admitted assets included in the investment portfolios of each of the Seller Insurance Subsidiaries as of the date of this Agreement comply in all material respects with the applicable Insurance Laws of the state of domicile to which such Seller Insurance Subsidiary is subject relating thereto.

        Section 3.27    FCPA. (a) None of the Company, any Company Subsidiary nor, to the Knowledge of Seller, any director, officer, agent or employee of the Company or any Company Subsidiary, acting in such capacities, has taken any action, directly or indirectly, that would result in a material violation by such Persons of the FCPA, and (b) the Company and the Company Subsidiaries have conducted their businesses in compliance with the FCPA in all material respects and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

        Section 3.28    OFAC. To the Knowledge of Seller, none of the Company, any Company Subsidiary or any director, officer, agent or employee of the Company or any Company Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"), and Seller will not knowingly directly or indirectly use the Cash Consideration, or knowingly lend, contribute or otherwise make available such proceeds, to any of its Subsidiaries, joint venture partners or other Persons or entities, for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

        Section 3.29    Intercompany Leverage Lease Financing. Each of the Company, each Company Subsidiary and Premier International Funding Co., in relation to the periodic payments with respect to leveraged lease financing arrangements and instruments, in all material respects: (a) has followed consistent and proper recordkeeping and accounting practices under GAAP or IFRS and applicable Law; (b) is in compliance with and has performed as required under the related leveraged lease transaction operative documents; (c) has executed previously due and payable periodic payments related to the lease, payment undertaking agreements and operative documents solely through journal entries made by either the Company, Company Subsidiaries or Premier International Funding Co. without the establishment, use or implementation of any daylight overdraft, other form of credit facility or guarantee thereof or other similar source of cash funding; (d) intends to make all future periodic payments related to the lease, payment undertaking agreements and any other operative documents in the same manner as (c) above and by doing so will be in compliance with the terms, conditions and requirements of the leveraged lease operative documents; and (e) had the authority to make the journal entries set forth above and will have the authority to make all necessary future journal entries.

        Section 3.30    Securities Act. Seller is not acquiring the Share Consideration at Closing with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act. Buyer acknowledges that the Share Consideration will not be, at Closing, registered under the Securities Act or any applicable state securities law, and that the Share Consideration may not be transferred, sold or otherwise disposed of except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and pursuant to state securities laws and regulations as applicable. Seller is an "accredited investor" as defined in Section 501(a) under the Securities Act

        Section 3.31    No Other Representations or Warranties. Buyer acknowledges and agrees that, except for the representations and warranties contained in this Article III, none of Seller, the Company, any Company Subsidiary or any other Person has made any express or implied representation or warranty on behalf of Seller, the Company or any Company Subsidiary. Buyer has not relied on any representation or warranty other than those set forth in this Article III. Buyer acknowledges that it (a) has made its own inquiry and investigation into, and based thereon has formed an independent judgment concerning, the Company and the Company Subsidiaries, (b) has been furnished with or given adequate access to such information about the Company and the Company Subsidiaries as it has requested and (c) to the extent it has deemed appropriate, has addressed in this Agreement any matters arising out of its investigation and the information provided to it.

ARTICLE IV
 Representations and Warranties of Buyer

        Except as otherwise (1) set forth in the correspondingly numbered section of the disclosure schedule, delivered by Buyer to Seller on the date hereof (the "Buyer Disclosure Schedule"), or (2) set forth in the registration statements, prospectuses, reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated by reference) filed by Buyer with the SEC on or after December 31, 2007 (but excluding, in the case of (2), any disclosures set forth in any risk factor section and in any section relating to forward-looking statements to the extent that they are cautionary, predictive or forward-looking in nature), Buyer represents and warrants to Seller as of the date hereof (or, in the case of any representation or warranty that speaks as of a specific date or time, as of such specific date or time) as follows:

        Section 4.1    Organization and Authority of Buyer; Execution and Delivery.

        (a)   Buyer is a corporation duly incorporated, validly existing as an exempted company in good standing under the Laws of the Islands of Bermuda, has all requisite corporate power and authority, and has taken all requisite corporate and other action necessary to duly authorize the execution, delivery and performance of its obligations under this Agreement and the other Transaction Agreements to which Buyer is or will be a party and to consummate the transactions contemplated hereby or thereby.

        (b)   This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer, enforceable in accordance with its terms. Each Transaction Agreement to which Buyer is or will be a party has been or will be at the time of execution duly executed and delivered by Buyer and constitutes or will constitute at the time of execution a legal, valid and binding obligation of Buyer enforceable against it in accordance with its terms.

        (c)   Neither the execution and delivery by Buyer of this Agreement or any of the Transaction Agreements to which Buyer is or will be a party or the consummation by Buyer of any of the transactions contemplated hereby or thereby nor compliance by Buyer with or fulfillment by Buyer of the terms, conditions and provisions hereof or thereof will, except as may result from any facts or circumstances relating to Seller, result in a violation or breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation under, or result in the creation or imposition of any Encumbrance upon any of the Buyer Common Shares, under (i) the Organizational Documents of Buyer or any Subsidiary of Buyer, (ii) any material note, instrument, mortgage, lease, franchise or financial obligation to which Buyer is a party or by which Buyer is bound, or (iii) any Court Order to which Buyer or any Subsidiary of Buyer is a party or by which Buyer or any Subsidiary of Buyer is bound other than, in the case of clauses (ii) and (iii) above, any such violations, breaches, defaults or Encumbrances that, individually or in the aggregate, would not be reasonably likely to have a Buyer Material Adverse Effect.

        Section 4.2    Capitalization of Buyer. (a) The authorized share capital of Buyer consists of 500,000,000 common shares, par value $0.01 per share, of which 90,949,662 are issued and outstanding. All Buyer Common Shares to be issued in connection with this Agreement will be as of the Closing Date duly authorized and validly issued and the Buyer has permission under the Exchange Control Act 1972 (and the regulations thereunder) for the issue of such shares, and are (or, to the extent issued after the date hereof, will be as of the Closing Date) fully paid, nonassessable and free and clear of any Encumbrances. There are (and as of the Closing Date, shall be) no voting trusts, proxies or other agreements or understandings with respect to the voting or transfer of any of the Buyer Common

Shares to be issued in connection with this Agreement, and none of such shares will be issued in violation of, or be subject to, any preemptive rights, or in violation of any Law.

        (b)   There are no (i) options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the capital stock of the Buyer or obligating Buyer to issue or sell any shares of capital stock of, or any other interest in, Buyer, (ii) bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the holders of any Equity Interest of Buyer on any matter or (iii) "phantom" equity rights, profits interest, performance equity rights, profit participations or other similar agreements or commitments that give any Person the right to receive any benefit or rights similar to any rights enjoyed by or accruing to the holder of any Equity Interest in Buyer.

        Section 4.3    Subsidiaries of Buyer. (a) Schedule 4.3(a) of the Buyer Disclosure Schedule lists each Subsidiary of Buyer and the name of each Person which, as of the date hereof, directly or indirectly, owns outstanding Equity Interests in any such Subsidiary and the percentage of the outstanding Equity Interests so owned.

        (b)   Each Subsidiary of Buyer currently conducting business is duly organized or formed, as the case may be, validly existing and, to the extent applicable in the relevant jurisdiction, in good standing under the Laws of its jurisdiction of organization or formation, as the case may be.

        (c)   Each Subsidiary of Buyer has the power and authority to own, operate or lease its assets and to carry on and conduct its business as it is currently being conducted, and is duly qualified and licensed to do business in each jurisdiction where the ownership or operation of its properties and assets or the conduct of its business requires such qualification or license, except where the failure to be so qualified or licensed would not be reasonably likely to have a Buyer Material Adverse Effect.

        (d)   There are no voting trusts, proxies or other agreements or understandings with respect to the voting of the Equity Interests of the Subsidiaries of Buyer to which Buyer or any of the Subsidiaries of Buyer are a party.

        (e)   Buyer conducts its insurance operations through Subsidiaries of Buyer listed in Schedule 4.3(e) of the Buyer Disclosure Schedule (collectively, the "Buyer Insurance Subsidiaries"). The Buyer Disclosure Schedule sets forth the states or jurisdictions where the Buyer Insurance Subsidiaries are domiciled or "commercially domiciled" for insurance regulatory purposes, where the Buyer Insurance Subsidiaries are licensed and each state or other jurisdiction where the transactions contemplated by this Agreement will require Buyer to obtain "change in control" approvals from state insurance regulators.

        Section 4.4    Financial Statements. (a) Except as otherwise specified therein, the Buyer Financial Statements present fairly, in all material respects, the consolidated financial position of the Buyer and its Subsidiaries as of the dates specified therein and the consolidated results of operations and consolidated cash flows for the periods specified therein, in accordance with the applicable GAAP. Notwithstanding anything to the contrary herein, Buyer makes no representation or warranty as to the adequacy of the recorded reserves for losses or loss adjustment expenses made in the Buyer Financial Statements or otherwise.

        (b)   Except for (i) liabilities and obligations reflected in the Buyer Financial Statements, (ii) liabilities and obligations incurred since December 31, 2007 in the ordinary course of business consistent with past practice of the Buyer and its Subsidiaries (including insurance policy liabilities), (iii) liabilities and obligations not required by GAAP or SAP to be reflected in the Buyer Financial Statements and (iv) liabilities and obligations which would not be reasonably likely to have a Buyer Material Adverse Effect, as of the date hereof neither the Buyer nor any of its Subsidiaries has any liability, whether contingent, accrued or otherwise, required by GAAP or SAP, as applicable and as in effect on the date hereof, to be reflected on a balance sheet.

        Section 4.5    Absence of Certain Changes or Events. Except to the extent relating to the execution and delivery of this Agreement and the transactions contemplated hereby, or as otherwise disclosed in the Buyer Financial Statements, since December 31, 2007 through the date hereof, (a) Buyer and its Subsidiaries, taken as a whole, have conducted their businesses in all material respects in the ordinary course of business consistent with past practice and (b) there has not been a Buyer Material Adverse Effect.

        Section 4.6    Permits. (a) Buyer and each of its Subsidiaries holds all permits, licenses, certificates of authority, waivers, franchises, orders, approvals, concessions, filings, governmental qualifications, registrations and other approvals or authorizations issued or provided by Governmental Entities under all applicable Laws, which are necessary for them to own or use their assets and properties or operate their businesses as currently conducted (the "Buyer Permits"), except for those Buyer Permits the failure of which to hold would not be reasonably likely to have a Buyer Material Adverse Effect. There is not pending, nor to the Knowledge of Buyer threatened, against Buyer or any of its Subsidiaries, any proceeding with or by any Governmental Entity which contests the validity of any Buyer Permits or seeks the revocation, termination, suspension, modification or impairment of any Buyer Permits which would be reasonably likely to have a Buyer Material Adverse Effect. Except as would not have a Buyer Material Adverse Effect, (i) all of the Buyer Permits are valid and in full force and effect and (ii) neither the Buyer nor any of its Subsidiaries is in default of any Buyer Permits beyond any applicable cure period.

        (b)   Neither Buyer nor any of its Subsidiaries is a party to or is subject to any material order, decree, supervisory agreement, memorandum of understanding or similar arrangement with, or a commitment letter or similar submission to, or extraordinary supervisory letter from, any foreign, federal or state governmental agency or authority charged with the supervision or regulation of insurance companies or issuers of securities or the supervision or regulation of it or any of its Subsidiaries (collectively, the "Buyer Regulatory Authorities"). Neither Buyer nor any of its Subsidiaries has been advised by any Buyer Regulatory Authority that such Buyer Regulatory Authority is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such material order, decree, supervisory agreement, memorandum of understanding, commitment letter, supervisory letter or similar submission.

        Section 4.7    Litigation. (a) There are no Litigation pending or, to the Knowledge of Buyer, threatened against Buyer or any of its Subsidiaries which (if determined adversely to Buyer or its Subsidiaries), individually or in the aggregate, would be reasonably likely to have a Buyer Material Adverse Effect and (b) without limiting the generality of the foregoing, neither Buyer nor any of its Subsidiaries has received any notice from any Governmental Entity since December 31, 2007 alleging any violation of any Law or Court Orders which would be reasonably likely to have a Buyer Material Adverse Effect.

        Section 4.8    Compliance with Law. (a) Since December 31, 2007, Buyer and its Subsidiaries have complied with all applicable Law and Court Orders, other than those instances of noncompliance which, individually or in the aggregate, would not be reasonably likely to have a Buyer Material Adverse Effect.

        (b)   Except as would not be reasonably likely to have a Buyer Material Adverse Effect, Buyer and its Subsidiaries have collected, maintained, processed, transmitted and used data, at all times, in all material respects in accordance with the applicable Law, including those affecting or relating to privacy and data protection, and the privacy rights of individuals to which the data pertain.

        (c)   Neither Buyer nor any of its Subsidiaries is subject to any outstanding judgment, award, order, injunction or decree or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any supervisory letter from, any Governmental Entity that restricts in any material respect the conduct of its business as currently conducted, nor, to the Knowledge of Buyer, has Buyer or any of its Subsidiaries been advised in writing or verbally since December 31, 2007 by any Governmental Entity that it is considering issuing or requesting any such agreement.

        Section 4.9    Consents and Approvals. (a) Except for (i) the filings, permits, authorizations, consents, approvals and notices required under the HSR Act and (ii) the Insurance Approvals, no Regulatory Approvals are required to be made or obtained by Buyer or any of its Subsidiaries with or from, as the case may be, any Governmental Entity, in connection with the execution, delivery or performance of this Agreement or any of the Transaction Agreements by Buyer or the consummation by Buyer of the transactions contemplated hereby or thereby, except those filings, permits, authorizations, consents, approvals or notices which if not made or obtained would not be reasonably likely to have a Buyer Material Adverse Effect.

        (b)   The Buyer Board, by resolutions duly adopted by unanimous vote at a meeting of all directors of Buyer duly called and held and, as of the date hereof, not subsequently rescinded or modified in any way, has, as of the date hereof, unanimously (i) determined that this Agreement and the transactions contemplated hereby are fair to, and in the best interests of, the Buyer's shareholders, (ii) directed that the issuance of Buyer Common Shares in connection with the Issuance be submitted to Buyer's shareholders for approval at the Buyer Shareholders Meeting and (iii) resolved to recommend that Buyer's shareholders approve the Issuance and the transactions contemplated thereby (collectively, the "Buyer Board Recommendation").

        Section 4.10    Tax Matters. (a) Each of the Buyer, Assured Guaranty Corp., Assured Guaranty Re Ltd. and Assured Guaranty Re Overseas Ltd. has received from the Bermuda Minister of Finance an assurance under The Exempted Undertakings Tax Protection Act, 1966 of Bermuda to the effect that, in the event of there being enacted in Bermuda any legislation imposing Tax computed on profits or income or computed on any capital asset, gain or appreciation, or any Tax of the nature of estate duty or inheritance Tax, then the imposition of any such Tax shall not be applicable to the Buyer, Assured Guaranty Corp., Assured Guaranty Re Ltd. or Assured Guaranty Re Overseas Ltd. or any of their operations or their shares, debentures or other obligations, until March 28, 2016 (subject to certain provisos expressed in such assurance), and Buyer has not received any notification to the effect (and is not otherwise aware) that such assurances may be revoked or otherwise not honored by the Bermuda government.

        (b)   Buyer does not believe that (1) either the Buyer or any of its Subsidiaries currently should be, or upon the sale of the Buyer Common Shares herein contemplated should be, (A) treated as a "passive foreign investment company" as defined in Section 1297(a) of the Code, (B) characterized as a "personal holding company" as defined in Section 542 of the Code, (C) except for Assured Guaranty US Holdings Inc., AG Financial Products Inc., Assured Guaranty Corp., Assured Guaranty Overseas US Holdings Inc., Assured Guaranty Re Overseas Ltd., AG Intermediary Inc. and Assured Guaranty Mortgage Insurance Company, considered to be engaged in a trade or business within the United States for purposes of Section 864(b) of the Code or (D) except for Assured Guaranty Finance Overseas Ltd. , Assured Guaranty (UK) Services Ltd. and Assured Guaranty (UK) Ltd., characterized as resident, managed or controlled or carrying on a trade through a branch or agency in the United Kingdom or (2) any U.S. Person who owns shares of the Buyer directly or indirectly through foreign entities should be treated as owning (directly, indirectly through foreign entities or by attribution pursuant to Section 958(b) of the Code) 10 percent or more of the total voting power of the Buyer or any of its non-U.S. Subsidiaries; provided that the Buyer makes no representation or warranty as to whether the Buyer or any of its affiliates would be treated as owning (directly, indirectly or by attribution pursuant to Section 958(b) of the Code) 10 percent or more of the total voting power of the Buyer or any of its non-U.S. Subsidiaries.

        (c)   Assured Guaranty Re Ltd. intends to operate in a manner that is intended to ensure that either (i) the related Person insurance income of such company does not equal or exceed 20% of such company's gross insurance income for any taxable year in the foreseeable future or (ii) at all times during each taxable year for the foreseeable future less than 20% of the voting power and less than 20% of the value of the shares of Assured Guaranty Re Ltd. is owned (directly or indirectly) by Persons who are (directly or indirectly) insured (each, an "insured") under any policy of insurance or reinsurance issued by Assured Guaranty Re Ltd. or related Persons to any such insured.

        (d)   Except as would not be reasonably likely to have a Buyer Material Adverse Effect:

            (i)    Buyer and its Subsidiaries have filed all material Tax Returns (or such Tax Returns have been filed on behalf of Buyer and its Subsidiaries) required to be filed on or before the Closing Date, all such Tax Returns were correct and complete in all material respects, and all Taxes shown as being due on any such Tax Returns by any of Buyer and its Subsidiaries have been paid or reserved for in compliance with GAAP;

            (ii)   neither Buyer nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return;

            (iii)  neither Buyer nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency;

            (iv)  no claim has ever been made in writing to Buyer or any of its Subsidiaries by an authority in a jurisdiction where Buyer or its Subsidiaries does not file Tax Returns that Buyer or such Company Subsidiary is or may be subject to taxation by that jurisdiction;

            (v)   neither Buyer nor any of its Subsidiaries has any liability for the Taxes of any Person (other than any of Buyer and its Subsidiaries) as a member of a consolidated or affiliated group or as a transferee or successor, by contract, or otherwise;

            (vi)  as of the date hereof, there are no Encumbrances (other than Permitted Encumbrances) with respect to any Taxes upon any of the assets and properties of Buyer or any of its Subsidiaries;

            (vii) no Tax Return of Buyer or its Subsidiaries is under audit or examination by any Tax Authority, and no notice of such an audit or examination has been received by Buyer or any of its Subsidiaries nor does Buyer or any of its Subsidiaries have any knowledge of or reason to believe that a Tax Authority is about to commence an examination or audit, and there is no assessed deficiency, refund litigation, proposed adjustment or matter in controversy with respect to any Taxes due and owing by Buyer or its Subsidiaries;

            (viii)  since December 31, 2005, neither Buyer nor any of its Subsidiaries has been a "distributing corporation" or a "controlled corporation" in connection with a distribution described in Section 355 of the Code; or

            (ix)  none of Buyer or its Subsidiaries, or any Affiliate thereof with respect to Buyer or any of its Subsidiaries, has participated, within the meaning of Treasury Regulation Section 1.6011-4(c), or been a "material advisor" or "promoter" (as those terms are or have been defined in Sections 6111 and 6112 of the Code) in: (i) any "reportable transaction" within the meaning of Sections 6011, 6662A, and 6707A of the Code; (ii) any "confidential corporate tax shelter" within the meaning of Section 6111 of the Code; or (iii) any

    "potentially abusive tax shelter" within the meaning of Section 6112 of the Code; and since the Seller Acquisition Date no Tax Return of Assured Guaranty US Holdings Inc. has contained disclosure statements under Section 6662 of the Code.

        Section 4.11    Brokers and Finders. Neither Buyer nor any of its Affiliates has employed any broker, finder, consultant or intermediary in connection with the transactions contemplated by this Agreement who would be entitled to a broker's, finder's or similar fee or commission in connection therewith or upon the consummation thereof that would be payable by Seller, the Company or any of their Affiliates.

        Section 4.12    Regulatory. (a) Buyer has heretofore made available for inspection by Seller (i) each annual or quarterly statement filed with or submitted to any insurance regulatory authorities by any of the Buyer Insurance Subsidiaries required to make such filings since December 31, 2006 (collectively, the "Buyer SAP Statements") and (ii) any material reports of examination of any of the Buyer Insurance Subsidiaries required to make such a report, issued by any insurance regulatory authority, in any case, since December 31, 2006. Each of the Buyer Insurance Subsidiaries has filed or submitted on a timely basis all Buyer SAP Statements required to be filed with or submitted to the applicable Governmental Entity in its respective state of domicile and of any state where it is licensed except where the failure to file or submit on a timely basis would not be reasonably likely to have a Buyer Material Adverse Effect. The Buyer SAP Statements present fairly in accordance with SAP, in all material respects, the financial conditions and results of operations of the Buyer Insurance Subsidiaries as of and for the periods therein specified (except as may be indicated therein or in the notes, exhibits or schedules thereto). No material deficiencies have been asserted in writing by any Governmental Entity with respect to any Buyer SAP Statement which has not been cured, waived or otherwise resolved to the material satisfaction of such Governmental Entity.

        (b)   The reserves and other liability amounts established or reflected on each Buyer SAP Statement, including reserve and other liability amounts in respect of insurance policies, (i) were determined in accordance with U.S. generally accepted actuarial standards applied in all material respects on a consistent basis for the periods presented and based on reasonable actuarial assumptions and (ii) are in compliance in all material respects with the requirements of applicable Law.

        (c)   To the Knowledge of Buyer, Buyer and its Subsidiaries maintain internal accounting controls which provide reasonable assurance that (i) transactions are executed with management's authorization, (ii) transactions are recorded as necessary to permit preparation of the financial and statutory statements of Buyer and its Subsidiaries, (iii) access to the Buyer's and its Subsidiaries' assets is permitted only in accordance with management's authorization and (iv) the reporting of the Buyer's and its Subsidiaries' assets is compared with existing assets at reasonably regular intervals.

        (d)   None of Buyer or its Subsidiaries engages, directly or indirectly, in activities other than those that are permissible activities for financial holding companies under 12 U.S.C. § 1843(k)(1)(A).

        Section 4.13    Insurance Contracts. (a) All insurance policy forms issued by the Buyer Insurance Subsidiaries ("Buyer Insurance Contracts") are, to the extent required by Law, on forms approved by all applicable Governmental Entity or filed with and not objected to by such Governmental Entity within the period provided by Law for objection, subject to such exceptions as would not, individually or in the aggregate, be reasonably likely to have a Buyer Material Adverse Effect. All premium rates of the Buyer Insurance Subsidiaries (including rates with respect to Buyer Insurance Contracts) that are required to be filed with or approved by any insurance regulatory authorities have been so filed or approved and the premiums charged conform thereto, and such premiums comply with all applicable anti-discrimination Laws, federal or state, and all applicable Insurance Laws, except for any failure to be so filed or approved or to so comply as would not, individually or in the aggregate, be reasonably likely to have a Buyer Material Adverse Effect.

        (b)   Except where the failure to do so would not, individually or in the aggregate, be reasonably likely to have a Buyer Material Adverse Effect, the Buyer Insurance Subsidiaries have marketed, sold and issued the Buyer Insurance Contracts in compliance with all Law relating to (i) the disclosure of the nature of insurance products as policies of insurance, (ii) the use of unfair methods of competition and deceptive acts or practices relating to the advertising, sales and marketing of insurance contracts, and (iii) all applicable requirements regulating the underwriting, rating, non-renewal, cancellation or replacement of insurance policies.

        Section 4.14    Reinsurance Agreements. No Buyer Insurance Subsidiary is in default as to any provision of any reinsurance agreements to which such Buyer Insurance Subsidiary is a party (the "Buyer Reinsurance Agreements") except for defaults which would not, individually or in the aggregate, be reasonably likely to have a Buyer Material Adverse Effect. Each Buyer Insurance Subsidiary was entitled to take credit in its most recent Buyer SAP Statement in accordance in all material respects with SAP for that portion of any such Buyer Reinsurance Agreement as to which credit was taken in such statements.

        Section 4.15    Commission Reports. Since December 31, 2007, Buyer timely has filed all reports, proxy statements and other information required to be filed by it pursuant to Section 13(a) of the Exchange Act (the "Buyer Commission Reports"). The Buyer Commission Reports, when filed, declared effective, or mailed, as applicable, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in it, in light of the circumstances under which they were made, not misleading and complied as to form in all material respects with the applicable requirements of the Exchange Act. As of the date of this Agreement, there are no outstanding comments from the SEC with respect to any Buyer Commission Report.

        Section 4.16    Insurance Permits. Except as would not be reasonably likely to have a Buyer Material Adverse Effect, (a) each of the Buyer Insurance Subsidiaries has all insurance licenses the use and exercise of which are necessary for the conduct of their respective insurance businesses as now conducted, (b) the business of each of the Buyer Insurance Subsidiaries is being conducted in compliance, in all material respects, with all such insurance licenses, (c) all such insurance licenses are in full force and effect and (d) there is no proceeding or investigation pending or, to the Knowledge of Buyer, threatened with respect to the cancellation, suspension or non-renewal of such insurance licenses.

        Section 4.17    Reserves. To the Knowledge of Buyer, since January 1, 2008, no applicable department of insurance has alleged in writing that the loss and loss adjustment reserves carried on the Buyer SAP Statements by any of the Buyer Insurance Subsidiaries are not in material compliance with applicable statutory requirements.

        Section 4.18    Financial Examinations. Buyer has made available to Seller true, correct and complete copies of the reports (or the most recent drafts thereof, to the extent any final reports are not available) reflecting the results of any financial examinations of any of the Buyer Insurance Subsidiaries conducted by any Governmental Entity since January 1, 2006.

        Section 4.19    Portfolio Investments. Except for permitted practices approved by a state department of insurance, all admitted assets included in the investment portfolios of each of the Buyer Insurance Subsidiaries as of the date of this Agreement comply in all material respects with the applicable Insurance Laws of the state of domicile to which such Buyer Insurance Subsidiary is subject relating thereto.

        Section 4.20    FCPA. (a) None of Buyer or any of its Subsidiaries, nor to the Knowledge of Buyer, any director, officer, agent or employee of Buyer or any of its Subsidiaries, acting in such capacities, has taken any action, directly or indirectly, that would result in a material violation by such Persons of the FCPA, and (b) Buyer and its Subsidiaries have conducted their businesses in compliance with the

FCPA in all material respects and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

        Section 4.21    OFAC. To the Knowledge of Buyer, none of the Buyer, any of its Subsidiaries or any director, officer, agent or employee of Buyer or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the OFAC.

        Section 4.22    Financial Capability. (a) Buyer will have sufficient funds at the Closing (i) to purchase the Shares on the terms and conditions contemplated by this Agreement, (ii) to pay any other amounts that may become due hereunder (whether payable before or after the Closing, including amounts arising out of or in connection with any breach by Buyer of this Agreement) and (iii) to consummate the transactions contemplated hereby.

        (b)   Buyer acknowledges that Seller and its Affiliates have relied upon assurances of Buyer that Buyer shall have adequate capitalization at Closing to permit it to effect the transactions contemplated hereby.

        (c)   Buyer has provided Seller with complete and correct copies of the binding commitment letters provided by Buyer's financing providers. These commitment letters are legal, valid, binding and enforceable obligations of the parties thereto, and no amendment to such letters shall be made without the prior written consent of Seller. There are no conditions precedent or other contingencies related to the funding of Buyer's obligations hereunder other than as specifically set forth in the commitment letters. Buyer has no reason to believe that any of the conditions under such letters will not be satisfied on a timely basis. Buyer has fully paid any and all commitment fees or other fees required by the commitment letters to be paid prior to the date hereof.

        Section 4.23    Securities Act. Buyer is acquiring the Shares solely for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act. Buyer acknowledges that the Shares are not registered under the Securities Act or any applicable state securities law, and that the Shares may not be transferred, sold or otherwise disposed of except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and pursuant to state securities laws and regulations as applicable.

        Section 4.24    Proxy Statement. The letter to the shareholders of Buyer, notice of meeting, proxy statement and forms of proxy (collectively, the "Buyer Proxy Statement"), to be filed with the SEC in connection with the transactions contemplated by this Agreement, and any amendments thereto, will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder. The Buyer Proxy Statement, as supplemented or amended, if applicable, at the time of filing, at the time such Buyer Proxy Statement or any amendment or supplement thereto is first mailed to the shareholders of Buyer and at the time of approval of the Issuance by the Buyer's shareholders, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by Buyer with respect to statements made or incorporated by reference therein based on information supplied by Seller expressly for inclusion or incorporation by reference in the Buyer Proxy Statement.

        Section 4.25    Registration of the Buyer Common Shares. Neither the Buyer nor any Person acting on its behalf has taken any action, including any offering of any Securities of the Buyer under circumstances which would require the integration of such offering with the offering of any of the Buyer Common Shares to be issued pursuant to this Agreement under the Securities Act and the rules and regulations of the SEC thereunder, which might subject the offering, issuance or sale of any of such Securities to the registration requirements of the Securities Act.

        Section 4.26    No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV, neither Buyer nor any other Person makes any other express or implied representation or warranty on behalf of Buyer or any of its Affiliates. Seller has not relied on any representation or warranty other than those set forth in this Article IV. Seller acknowledges that it (a) has made its own inquiry and investigation into, and based thereon has formed an independent judgment concerning, Buyer and its Subsidiaries, (b) has been furnished with or given adequate access to such information about Buyer and its Subsidiaries as it has requested and (c) to the extent it has deemed appropriate, has addressed in this Agreement any matters arising out of its investigation and the information provided to it.

ARTICLE V
 Liability for Taxes and Related Matters.

        Section 5.1    Seller's Indemnification of Buyer. Seller shall be liable for and indemnify and hold harmless Buyer for all Losses attributable to (a) Taxes that are imposed on the Company or any of the Company Subsidiaries, or for which the Company or any of the Company Subsidiaries may otherwise be liable, for all taxable periods ending on or before the Closing Date and the portion through the end of the Closing Date for any taxable period that includes (but does not end on) the Closing Date ("Pre-Closing Tax Period"), (b) any and all Taxes of any member of an affiliated, consolidated, combined, or unitary group of which the Company or any of the Company Subsidiaries (or any predecessor of any of the foregoing) is or was a member on or prior to the Closing Date, including pursuant to Treasury Regulation §1.1502-6 or any analogous or similar state, local, or foreign law or regulation and (c) any and all Taxes of any Person (other than the Company or any of the Company Subsidiaries) imposed on the Company or any of the Company Subsidiaries as a transferee or successor, by Contract or pursuant to any Law, rule or regulation, which Taxes relate to an event or transaction occurring before the Closing.

        Section 5.2    Buyer's Indemnification of Seller. From and after the Closing, Buyer shall be liable for and indemnify and hold harmless Seller for all Losses attributable to Taxes imposed on the Company or any of the Company Subsidiaries, or for which the Company or any of the Company Subsidiaries may otherwise be liable, (a) for events occurring or taxable periods beginning after the Closing Date, and (b) with respect to any taxable year or period that includes but does not end on the Closing Date, the portion of such taxable year or period that begins on the day after the Closing Date.

        Section 5.3    Straddle Periods. Whenever it is necessary to determine the liability for Taxes of the Company or any of the Company Subsidiaries for a portion of a taxable year or period that begins before and ends after the Closing Date (a "Straddle Period"), the determination of the Taxes of the Company or any of the Company Subsidiaries for the portion of the year or period ending on, and the portion of the year or period beginning after, the Closing Date generally shall be determined by assuming that the Company or any of the Company Subsidiaries had a taxable year or period which ended at the close of the Closing Date, except that exemptions, allowances or deductions that are calculated on an annual basis (such as the deduction for depreciation), and Taxes imposed on a periodic basis (such as real property taxes), shall be apportioned on a time basis (i.e., the amount of such Tax for the entire taxable period (or in the case of such Taxes determined on an arrears basis), the amount of such taxes for the immediately preceding period, shall be multiplied by a fraction the numerator of which is the number of days in the taxable period ending on the Closing Date and the denominator of which is the number of days in the entire taxable period).

        Section 5.4    Tax Returns. From and after the Closing, Seller shall file or cause to be filed when due (taking into account any extensions received from the relevant Tax authorities) all Tax Returns that are required to be filed by or with respect to the Company or any of the Company Subsidiaries for taxable years or periods ending on or before the Closing Date prepared in a manner consistent with past practice (unless as may otherwise be required by Law) and shall pay when due any Taxes due in respect of such Tax Returns. Buyer shall also file or cause to be filed when due (taking into account any extensions received from the relevant Tax authorities) all Tax Returns that are required to be filed by or with respect to the Company or any of the Company Subsidiaries for taxable years or periods ending after the Closing Date and shall remit any Taxes due in respect of such Tax Returns. Buyer shall permit Seller to review and comment on each Tax Return for the Company or any of the Company Subsidiaries for any taxable period that includes the Closing Date before it is filed and shall make such reasonable revisions to such Tax Returns as are requested by Seller. Buyer shall submit a draft of any such Tax Return to Seller at least thirty (30) days before the date such Tax Return is required to be filed with the relevant Tax authority and shall not file such Tax Return until due. Seller shall pay to Buyer an amount equal to the Taxes for which Seller is liable pursuant to Section 5.1 but which are payable with Tax Returns to be filed by Buyer at least ten (10) days prior to the due date (including any extensions, if applicable) for the filing of such Tax Returns.

        Section 5.5    Tax Refund. In accordance with Section 5.11 hereof, Buyer acknowledges that it irrevocably waives, or will cause the Company and any Company Subsidiary to irrevocably waive, any claim to a Tax Refund after the Closing Date for any taxable year or period ending on or before or including the Closing Date. If the Company or any of the Company Subsidiaries receives any Tax Refund for any taxable year or period ending on or before or including the Closing Date, Buyer shall pay the value of any such Tax Refund received by Buyer to Seller promptly following its receipt thereof.

        Section 5.6    Consistency with Prior Periods. From and after the Closing, the Company and the Company Subsidiaries shall conduct their Tax affairs in a manner consistent with prior taxable periods (including with respect to the preparation of Tax Returns and the maintenance of applicable Tax clearance procedures), unless the Company or the applicable Company Subsidiary receives an opinion from its tax counsel or accounting firm that taking an inconsistent position is required under applicable Law. Nothing herein shall preclude the Seller from claiming any Tax Refund to which it or its Affiliates may be entitled under Section 5.5.

        Section 5.7    Contest Provisions. (a) Seller shall have primary responsibility for contesting (at Seller's expense) any audit, litigation, contest, dispute, negotiation or other proceeding with any Tax Authority (a "Tax Proceeding") and shall have discretion and authority to pay, settle or compromise any such Tax Proceeding (including but not limited to selection of counsel, the pursuit or waiver of any administrative proceeding or the right to pay the Tax and sue for a refund or contest the Tax Proceeding in any permissible manner) with respect to the Company or a Company Subsidiary and that is for a taxable period with respect thereto that ends on or before the Closing Date; provided, however, (1) that Buyer (or its advisors) may fully participate at Buyer's sole expense in the Tax Proceeding, and (2) Seller shall not settle any Tax Proceeding in a manner that could reasonably be expected to adversely affect Buyer or the Company Subsidiaries after the Closing Date without the prior written consent of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed). Seller shall keep Buyer fully and timely informed with respect to the commencement, status and nature of any Tax Proceeding. Upon the conclusion of any Tax Proceeding in accordance with the foregoing, whether by way of settlement or otherwise, Buyer shall cause each of the Company Subsidiaries and its respective officers to execute any and all agreements, instruments or other documents that are necessary or appropriate to conclude such Tax Proceeding. If Seller does not assume the defense of any such Tax Proceeding, Buyer may defend the same in such manner as it may deem appropriate, including settling such audit or proceeding after giving at least ten business days' prior written notice to Seller setting forth the terms and conditions of settlement.

        (b)   In the case of any Tax Proceeding related to a Straddle Period Tax that both Seller and Buyer are responsible for under this Agreement, each Party shall be entitled to fully participate in (each at its own expense) and shall control that portion of the proceedings relating to the Tax for which it is responsible, but, if the control cannot be so divided, the Party responsible for the greater share of the Tax shall be entitled to control the matter.

        (c)   With respect to issues relating to a potential adjustment for which both Seller and Buyer or the Company or the Company Subsidiaries could be liable pursuant to this Section 5.7, (1) each party may participate (at its own expense) in the Tax Proceeding, and (2) the Tax Proceeding shall be controlled by that party which would bear the burden of the greater portion of the sum of the adjustment and any corresponding adjustments that may reasonably be anticipated for future taxable periods. The principle set forth in the immediately preceding sentence shall govern also for purposes of deciding any issue that must be decided jointly (including choice of judicial forum) in situations in which separate issues are otherwise controlled under this Section 5 by Buyer and Seller.

        Section 5.8    Notice Provisions. All claims for indemnification by Buyer under Section 5.1, or by Seller under Section 5.2, shall be asserted as set forth in this Section. In the event that any written claim or demand for which Seller or Buyer, as the case may be, may be liable is asserted against or sought to be collected from the other party, the Company or any of the Company Subsidiaries by a third party, such other party shall promptly, but in no event later than thirty (30) days following receipt of such claim or demand, notify in writing Seller or Buyer, as applicable, of such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such claim or demand) (the "Tax Claim Notice"). Seller or Buyer, as the case may be, shall be relieved of its obligations to indemnify the other party with respect to such claim or demand if such other party fails to timely deliver the Tax Claim Notice but only to the extent such party is prejudiced or suffers any Loss as a result of the Indemnified Party failing to timely deliver such Tax Claim Notice.

        Section 5.9    Transfer Taxes. Buyer and Seller shall be responsible for and pay in equal portions any and all transfer, documentary, sales, use, stamp, registration and other such Taxes, and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) incurred in connection with consummation of the transactions contemplated by this Agreement ("Transfer Taxes") and shall file all necessary Tax Returns and other documentation with respect to all such Taxes, fees and charges, and, if required by applicable Law, the parties will, and will cause their Affiliates to, join in the execution of any such Tax Returns and other documentation. In the event that any such Transfer Taxes are required under applicable Law to be collected, remitted or paid by one party or any of its Affiliates, the other party shall pay its portion (as set forth above) of the amount of such Transfer Taxes to the first party, any of its Affiliates or any such agent, as applicable, at the Closing or thereafter, as applicable, as requested of or by the first party.

        Section 5.10    Assistance and Cooperation. From and after the Closing Date, each of Seller and Buyer shall:

        (a)   assist (and cause its respective Affiliates to assist) the other party in preparing any Tax Returns which such other party is responsible for preparing and filing in accordance with this Article V;

        (b)   cooperate fully in preparing for any audit, litigation, contest, dispute, negotiation, or other proceeding with any Tax Authority regarding Taxes of the Company or any of the Company Subsidiaries;

        (c)   make available to the other party and to any Tax Authority, as reasonably requested, all information, records, and documents relating to Taxes or Tax Returns of the Company or any of the Company Subsidiaries (including information necessary to file extensions and make estimated Tax payments);

        (d)   furnish the other party with copies of all correspondence received from any Tax Authority in connection with any audit, litigation, contest, dispute, negotiation, or other proceeding with any Tax Authority with respect to any Taxes of the Company or any of the Company Subsidiaries;

        (e)   make available to the other party, as reasonably requested, all information, records, employees, outside experts and documents with respect to any Indemnified Party, Seller Proceeding or Applicable Buyer Proceeding; and

        (f)    coordinate to obtain any certificate or other document from any Governmental Entity or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including with respect to the transactions contemplated hereby).

        Section 5.11    Tax Sharing Agreements.

        (a)   Any Tax allocation or sharing agreement or arrangement entered into by the Company or any of the Company Subsidiaries, including the Tax Allocation Agreement, shall be terminated prior to or on the Closing Date. Notwithstanding the provisions of any such Tax sharing agreements, Buyer agrees that it will cause the Company or any of the Company Subsidiaries that may be entitled to a payment thereunder after the Closing Date not to assert any claim thereunder or under any other applicable legal theory. To the extent any payments are currently due under any of the Tax sharing agreements described above, such payments shall be settled prior to the Closing Date.

        (b)   In the event the Financial Products Business is transferred to Buyer pursuant to this Agreement and the parties agree that Buyer or one of its Affiliates will be treated as the beneficial owner of the Financial Products Business under applicable Law, the Parties agree to enter into an agreement (the "FP Tax Benefit Agreement") whereby Buyer will pay to Seller an amount equal to any Tax benefits of the FP Subsidiaries that are actually utilized by the U.S. consolidated group of which Buyer is a member (the "Buyer Group") in an amount equal to the actual deduction in Taxes paid by the Buyer Group in excess of the Taxes that would have been paid if the FP Subsidiaries were not included in the Buyer Group. Seller will agree to indemnify Buyer for any Taxes imposed on Buyer or any affiliate of Buyer as a result of including the FP Subsidiaries as a member of the Buyer Group or the FP Subsidiaries being treated as owned by Buyer or any affiliate of Buyer.

        Section 5.12    Miscellaneous.

        (a)   Seller, on the one hand, and Buyer, on the other, agree to treat all payments made by either of them to or for the benefit of the other under this Agreement as adjustments to the purchase price for Tax purposes and agree that such treatment shall govern for purposes hereof except to the extent that the Applicable Law of a particular jurisdiction provides otherwise.

        (b)   Notwithstanding any other provision of the Agreement to the contrary, all rights and obligations with respect to Taxes shall be governed solely by this Section 5.

        Section 5.13    Consolidation. Buyer shall not be required to consolidate the Financial Products Business in its future Tax Returns unless Buyer receives an opinion from nationally recognized counsel as would be acceptable to Buyer that such consolidation is allowable under applicable Law.

        Section 5.14    Structure. Seller will make an election under Treasury Regulation Section 1.1502-36(d)(6)(i)(A) to reduce the basis of its shares of the Company immediately before the transfer to Buyer so that following the election a deferred tax asset in the amount of $430 million (as such value was determined in preparing Seller's September 30, 2008 balance sheet) would be preserved; provided, however, that Seller shall not be required to reduce the basis of its shares of the Company to increase the deferred tax asset in excess of $430 million.

ARTICLE VI
 Certain Covenants and
Agreements of Seller and Buyer

        Section 6.1    Conduct of Business of Seller. From the date hereof until the Closing Date, except as set forth on Schedule 6.1 of the Seller Disclosure Schedule, contemplated by this Agreement, required by Law or with the prior written consent of Buyer (such consent not to be unreasonably withheld or delayed), Seller shall use commercially reasonable efforts to cause the Company and the Company Subsidiaries (other than the FP Subsidiaries) (a) to conduct their respective businesses in the ordinary course of business consistent with past practice, (b) to preserve substantially intact their respective present business organizations, operations and relationships with third parties and (c) to refrain from taking any of the following actions between the date hereof and the Closing:

            (i)    make any material change in the cash compensation of any Employees (excluding any arrangements that do not involve payments by the Company or the Company Subsidiaries after the Closing), other than changes made in accordance with normal compensation practices or pursuant to existing contractual commitments and consistent with past compensation practices;

            (ii)   institute any material increase in any benefit provided under any profit-sharing, bonus, incentive, deferred compensation, insurance, pension, retirement, medical, hospital, disability, welfare or other benefits made available to Employees other than in the ordinary course of business (excluding any arrangements that do not involve payments by the Company or the Company Subsidiaries after the Closing);

            (iii)  (A) enter into any employment or severance agreement, other than for new employees in the ordinary course of business, (B) increase the benefits payable in the aggregate under severance or termination pay plans or policies, other than as required by Law or by the terms of any Benefit Plan, (C) adopt any new or amend any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment or other employee benefit plan or policy for the benefit of any director, officer or Employee, other than (1) for new employees in the ordinary course of business, (2) amendments to bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation and employee benefit plans or policies which are applicable to all or a portion of the Company and the Company Subsidiaries and which do not in the aggregate materially increase amounts otherwise payable under such plans or policies, (3) increase the compensation or benefits of any director or executive officer, other than in the ordinary course of business or as required by the terms of the applicable Benefit Plans or (4) waive or amend the terms of any non-competition or non-solicitation agreement with any Employee;

            (iv)  change any material Tax elections, investment policies or guidelines, accounting policies or practices (including to any cost allocation methods, reserving methods, practices or policies),or method of reporting revenue, except as required by Law or as required to conform with applicable GAAP or SAP, as applicable;

            (v)   fail to use commercially reasonable efforts on a basis consistent with past practice to maintain material assets in their current physical condition, except for ordinary wear and tear;

            (vi)  incur third party Debt in excess of $250,000 individually or $5,000,000 in the aggregate other than Debt incurred by an FP Subsidiary;

            (vii) amend or authorize an amendment to any of the Organizational Documents of the Company or the Company Subsidiaries (other than the FP Subsidiaries);

            (viii)  issue or sell to any Person (other than Seller) any Equity Interests or other rights of any kind to acquire Equity Interests of the Company, or issue any Equity Interests in any Company Subsidiary to any Person other than the Company or a Company Subsidiary (other than shares of common stock of the Company issued in accordance with the terms and conditions of the Share Purchase Program Agreement and the DCP or the SERP, as applicable, in settlement of the Company's obligations with respect to deemed investments by certain directors of the Company under the DCP and the SERP (which shall in no event exceed 172,002 shares));

            (ix)  acquire (by merger, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership or other business organization or division thereof;

            (x)   sell, assign, lease, transfer, license or otherwise encumber or dispose of any material asset owned by the Company or the Company Subsidiaries as of the date hereof, except for any (A) sale, transfer or encumbrance carried out in the ordinary course of business, (B) actions involving the incurrence of Permitted Encumbrances or (C) sale or transfer involving no Persons other than the Company and the Company Subsidiaries;

            (xi)  incur, authorize or commit to make any capital expenditure in excess of $1,000,000 other than (A) maintenance, repair and upkeep in the ordinary course of business or (B) in accordance with the Company's projected and budgeted capital expenditures;

            (xii) permit the Company to declare or pay any dividend or make any other distribution to its shareholders whether or not upon or in respect of any shares of its capital stock;

            (xiii)  commence any proceeding for a voluntary liquidation, dissolution, or winding up, including the initiation of any bankruptcy proceedings on its behalf;

            (xiv) issue any Insurance Contracts other than in accordance with the underwriting guidelines of the Company and the Subsidiaries as of the date of this Agreement, or make any material amendments to such underwriting guidelines;

            (xv) commute, terminate or amend any Insurance Contract other than in the ordinary course of business consistent with past practices of the Company and the Subsidiaries without receiving fair or reasonably equivalent value in connection therewith unless management shall determine that such commutation, termination or amendment is in the best interests of the Company and its reinsurers;

            (xvi) make any investments other than in accordance with the investment policies of the Company and the Subsidiaries as of the date of this Agreement, or make any material amendments to such investment policies;

            (xvii)  realize gains or losses on investment securities other than in the ordinary course of business consistent with past practices of the Company and the Subsidiaries;

            (xviii)  pay any bonuses or incentive compensation, including equity-based, in amounts on an annualized basis in excess of amounts accrued as of September 30, 2008 (provided, however, that nothing herein shall limit the amount of any bonus or incentive compensation payable to any particular individual); or

            (xiv) authorize or enter into a Contract in furtherance of any of the foregoing.

        (d)   Notwithstanding any other provision of this Agreement, prior to the Closing Date, Seller shall cause the Financial Security Assurance Holdings Ltd. Severance Policy to be amended as set forth in Schedule 6.1(d) of the Seller Disclosure Schedule.

        Section 6.2    Post-Closing Conduct of Business. From and after the Closing Date, Buyer shall, and shall cause its Subsidiaries (including the Company and its Subsidiaries) to, operate their respective businesses in compliance with the terms and conditions set forth in Schedule 6.2 of the Seller Disclosure Schedule.

        Section 6.3    Access and Information. (a) From the date hereof until the Closing Date (or if earlier termination of this Agreement, the date of such termination), for the purposes of this Section 6.3, (i) Seller shall, subject to applicable confidentiality requirements in any Contracts to which it or any of its Subsidiaries is party, use reasonable best efforts to cause the Company and each of the Company Subsidiaries to permit officers, employees and authorized representatives (including independent public accountants, attorneys and investment bankers, "Representatives") of Buyer, upon request by Buyer, reasonable access during normal business hours and upon reasonable notice to the officers, books, records, certain pertinent officers and employees and properties of the Company and each of the Company Subsidiaries, during such period, to make available to Buyer a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws or state insurance laws (other than reports or documents that such party is not permitted to disclose under applicable law) and (ii) Buyer shall, subject to applicable confidentiality requirements in any Contracts to which it or any of its Subsidiaries is party, permit Seller, and shall use reasonable best efforts to cause each of its Subsidiaries to permit Representatives of Seller, upon request by Seller, reasonable access during normal business hours and upon reasonable notice to the officers, books, records, certain pertinent officers and employees and properties of Buyer and its Subsidiaries; provided that this clause (ii) shall be limited to information concerning Buyer that is reasonably related to the prospective value of Buyer Common Shares or to Buyer's ability to consummate the transactions contemplated hereby. The parties shall use reasonable best efforts to make appropriate substitute disclosure arrangements under circumstances in which confidentiality restrictions restrict access.

        Section 6.4    Notification. Each of Buyer and Seller shall promptly notify the other of any action, suit or proceeding that shall be instituted or threatened against such party to restrain, prohibit or otherwise challenge the legality of any transaction contemplated by this Agreement. Each party hereto shall promptly notify the other of any lawsuit, claim, proceeding or investigation of which such party has Buyer or Seller Knowledge, as applicable, that may be threatened, brought, asserted or commenced against the Company, any Company Subsidiary, Seller, Buyer or any Subsidiary of Buyer, as the case may be.

        Section 6.5    Appropriate Actions; Registrations, Filings and Consents. (a) Each of Buyer and Seller shall use its reasonable best efforts to consummate and make effective the transactions contemplated hereby and to cause the conditions set forth in Article VII to be satisfied. Accordingly, and not in limitation of the preceding sentence, each of Buyer and Seller shall, promptly following the execution of this Agreement, prepare and submit to the appropriate Governmental Entities the following filings, at its respective expense, and shall provide a copy of the completed filings to the other party a reasonable period prior to making the filing for the other party's review and comment: (i) Buyer shall prepare and submit (A) all required applications to acquire control ("Form A Filings" and their foreign equivalent) of the Seller Insurance Subsidiaries, (B) all required pre-acquisition notification competitive impact filings ("Form E Filings"); and (C) letters of determination of non-control regarding foreign government control of any Company Insurance Subsidiary; and (ii) Seller shall prepare and submit all required Form A Filings or disclaimers of affiliation with Departments of Insurance in Maryland and New York as well as any required foreign jurisdictions. To the extent permissible under applicable Law and consistent with the instructions of any Governmental Entity with jurisdiction to review and, as appropriate, authorize or approve the transactions contemplated by this Agreement and any Rating Agency, each of Buyer and Seller shall (i) keep the other informed of the status of matters relating to completion of the transactions contemplated hereby, including promptly furnishing the other with copies of notices or other communications received by Buyer or Seller, as the case may be, the Company or any of the Company Subsidiaries or any of the Affiliates or representatives of the foregoing, from any third party, Governmental Entity or Rating Agency and (ii) provide the other with the opportunity to participate in any discussions with any, Governmental Entity or Rating Agency, in each case with respect to any matters relating to the transactions contemplated by this Agreement.

        (b)   Without limiting the generality of the undertakings pursuant to this Section, Seller and Buyer agree, and agree to cause their respective Affiliates to, (i) provide promptly to any Governmental Entity or Rating Agency information and documents requested by any Governmental Entity or Rating Agency as may be necessary, proper or advisable to permit consummation of the transactions contemplated by this Agreement, (ii) cooperate with one another in connection with any such request and in connection with resolving any investigation or other inquiry of any Governmental Entity or Rating Agency and (iii) to obtain the statements from the Rating Agencies described in Sections 7.2(f) and 7.3(e) as promptly as possible after the date hereof.

        (c)   In furtherance and not in limitation of the efforts referred to above in this Section, if any objections are asserted with respect to the transactions contemplated by this Agreement by any antitrust authority or any other Governmental Entity or any third party challenging the transactions contemplated by this Agreement or that would otherwise prohibit or materially impair or materially delay the consummation of such transactions, Buyer shall use its best efforts to resolve any such objections or actions so as to permit the consummation of the transactions contemplated by this Agreement, including (i) contesting and resisting any such actions and to have vacated, lifted, reversed or overturned any order by any Governmental Entity that is in effect that prohibits, prevents, restricts, impairs or delays the consummation of the transactions contemplated by this Agreement and (ii) selling or agreeing to sell, holding or agreeing to hold separate, or otherwise disposing or agreeing to dispose of assets (including assets of any Affiliates of Buyer) or conducting or agreeing to conduct its business (including the businesses of any Affiliates of Buyer) in such a manner as would resolve such objections or actions; provided, however, that Buyer shall not be obligated to take any such actions or use such efforts to the extent such actions or efforts would be reasonably likely to have a Combined Material Adverse Effect.

        (d)   Subject to the terms set forth in this Agreement, Buyer shall take all action necessary to duly call, give notice of, convene and hold the Buyer Shareholders Meeting as promptly as practicable after the SEC confirms that it has no further comments on the Buyer Proxy Statement, and, in connection therewith, Buyer shall mail the Buyer Proxy Statement to the holders of Buyer Common Shares in advance of such meeting. The Buyer Proxy Statement shall include the Buyer Board Recommendation, and Buyer shall use reasonable best efforts to (i) solicit from the holders of Buyer Common Shares proxies in favor of the approval and adoption of the Issuance and (ii) take all other reasonable actions necessary or advisable to secure the vote or consent of the holders of Buyer Common Shares required by applicable Law to obtain such approval. In connection with the Buyer Shareholders Meeting, Buyer will (A) as promptly as practicable following the execution and delivery of this Agreement prepare and, no later than the twentieth (20th) Business Day following such execution and delivery or, if Seller elects to undertake a FP Subsidiaries Transaction, no later than the twentieth (20th) Business Day following the delivery by Seller to Buyer of the financial statements in accordance with Section 6.17(a) below (and after Seller has had a reasonable opportunity to review and comment the Buyer Proxy Statement), file the Buyer Proxy Statement with the SEC, (B) respond as promptly as practicable to any comments received from the SEC with respect to such filing and will provide copies of such comments to Seller promptly following receipt thereof, (C) as promptly as practicable prepare and file (after Seller has had a reasonable opportunity to review and comment on) any response, amendments or supplements necessary to be filed in response to any SEC comments or as required by Law, (D) use reasonable best efforts to mail to Buyer's shareholders as promptly as practicable the Buyer Proxy Statement and all other customary proxy or other materials for meetings such as the Buyer Shareholders Meeting, (E) to the extent required by applicable Law, as promptly as practicable prepare, file and distribute to the Buyer's shareholders any supplement or amendment to the Buyer Proxy Statement if any event shall occur which requires such action at any time prior to the Buyer Shareholders Meeting and (F) otherwise use reasonable best efforts to comply with all requirements of Law applicable to the Buyer Shareholders Meeting. Seller shall cooperate with Buyer in connection with the preparation and filing of the Buyer Proxy Statement, including furnishing Buyer as promptly as reasonably practicable with any and all information with respect to Seller as may be required to be set forth in the Buyer Proxy Statement under the Exchange Act. Buyer will promptly provide Seller with any SEC comments with respect to the Buyer Proxy Statement and with copies of any filings made with the SEC and all correspondences between the SEC and Buyer with respect the Buyer Proxy Statement. Buyer shall also provide Seller with a reasonable opportunity to review and comment upon the Buyer Proxy Statement, or any amendments or supplements thereto, prior to filing the same with the SEC.

        Section 6.6    Employee Covenants. (a) Following the Closing, Buyer shall or shall cause the Company or a Company Subsidiary to (i) provide each active Employee on the Closing Date ("Affected Employee") with a salary that is no less than such Affected Employee's salary in effect immediately prior to the Closing Date for a period of one year, and (ii) provide Affected Employees with employee benefit plans, programs, policies and arrangements (other than salary) which are comparable to other New York City-based employees of Buyer's Subsidiaries; provided that nothing herein shall limit the right of Buyer, the Company and the Company Subsidiaries to terminate the employment of any Employee.

        (b)   Buyer shall, or shall cause its Subsidiaries to, recognize the service of each Employee provided to the Company, the Company Subsidiaries, Seller and their respective past and present Affiliates under all employee benefit plans, programs and policies of Buyer and its Subsidiaries in which they become participants for purposes of eligibility, vesting and benefit accrual (but not for purposes of benefit accrual under any defined benefit pension plan), to the same extent such service was credited under the comparable Benefit Plan applicable to such Employees.

        (c)   Buyer agrees that, effective as of the Closing Date and at all times thereafter, (i) Seller, Seller's Parent and their Affiliates shall have no further obligations under the Share Purchase Program Agreement other than Seller's obligation to indemnify any Director Share Price Differential paid by the Company in accordance with Section 9.3(c) (Indemnification by Seller), and (ii) Buyer shall waive or cause the Company to waive all obligations of Seller, Seller's Parent and their Affiliates to the Company under the Share Purchase Program Agreement other than Seller's obligation to indemnify any Director Share Price Differential paid by the Company in accordance with Section 9.3(c) (Indemnification by Seller).

        Section 6.7    Retention of Books and Records. Following the Closing, Buyer shall cause the Company and the Company Subsidiaries to retain, until all applicable Tax statutes of limitations (including periods of waiver) have expired, all books, records and other documents pertaining to the Company and the Company Subsidiaries that relate to the period prior to the Closing Date that are required to be retained under retention policies in effect as of the date hereof and to make the same available after the Closing Date for inspection (at an office of the Company or any of its Affiliates, the location of which shall be mutually agreed by Buyer and Seller) and copying by Seller or its respective agents at Seller's expense, during regular business hours of the Company and upon reasonable request and upon reasonable advance notice. After the expiration of such period, no such books and records shall be destroyed by Buyer without first advising Seller in writing detailing the contents thereof and providing Seller with at least one-hundred twenty (120) days of reasonable opportunity to obtain possession thereof.

        Section 6.8    Non-Solicitation; Non-Competition. (a) For a period of twelve (12) months following the Closing Date, neither Buyer nor any of its Affiliates shall solicit for hire any Person who as of the

Closing Date is employed by, or who has within the last six (6) months been employed by, Seller or any of its Affiliates (except for Employees); provided that such undertaking shall not apply to (i) general solicitations by Buyer or any of its Affiliates; (ii) general solicitations undertaken by a third party on behalf of Buyer or any of its Affiliates without a specific request to recruit such Person and (iii) any Person whose employment is terminated following the Closing (without prior solicitation in violation of this Section).

        (b)   For a period of twelve (12) months following the Closing Date, neither Seller nor any of its Affiliates shall solicit for hire any Person who after the Closing Date is employed by any of the Company or Buyer or their respective Subsidiaries, or who has within the last six (6) months been employed by Buyer or any of its Subsidiaries; provided that such undertaking shall not apply to (i) general solicitations by either Seller or any of its Affiliates; (ii) general solicitations undertaken by a third party on behalf of Seller or any of its Affiliates without a specific request to recruit such Person; and (iii) any Person whose employment is terminated following the Closing (without prior solicitation in violation of this Section).

        (c)   Seller agrees that it shall not, and shall cause its Subsidiaries not to, from the Closing until the date that is twelve (12) months after the Closing Date (the "Noncompete Period"), engage in Competitive Activities. For purposes of this Agreement, Seller shall be deemed to be engaged in "Competitive Activities" only if it owns more than 51% of the Equity Interests of, or otherwise Controls, any Person that is engaged in the business of monoline municipal bond financial guarantee insurance in the United States.

        (d)   For the avoidance of doubt, nothing in this Section 6.8 shall prohibit Seller or any of its Affiliates from acquiring any Person (or any interest in or assets of any Person) or business or entering into any business combination with any Person if: (A) Seller or such Affiliate uses commercially reasonable efforts to divest as soon as reasonably practicable, and actually enters into an agreement to divest within one year from the date of such acquisition or business combination, the portion of such Person or business engaged in Competitive Activities or (B) the Competitive Revenues of such Person for the last fiscal year ending prior to the time of such acquisition or business combination account for less than 30% of the revenues for such period of such Person and its Subsidiaries or such business. "Competitive Revenues" shall mean net premiums earned of a Person and its Subsidiaries on a consolidated basis or of a business that are attributable to Competitive Activities of such Person and its Subsidiaries or such business.

        Section 6.9    Board Designee. (a) If the Share Consideration is more than 15% of the total Buyer Common Shares outstanding on the Closing Date after giving effect to all Common Shares issued on such date, then upon the written request of Seller, the Buyer Board shall appoint to the Buyer Board one nominee of Seller to serve as a member of the Buyer Board (the "Seller Director"), as soon as reasonably practicable, provided such nominee shall be reasonably acceptable to the nominating committee of the Buyer Board (which approval shall not be unreasonably withheld or delayed). Any meeting of the shareholders of Buyer at which members of the Buyer Board are to be elected, or whenever such members of the Buyer Board are to be elected by written consent, Buyer will include in the slate of directors recommended for election by the Buyer Board to the shareholders of Buyer one member of the Buyer Board nominated by Seller, which nominee shall be reasonably acceptable to the nominating committee of the Buyer Board (which approval shall not be unreasonably withheld or delayed), and will use its reasonable best efforts to take all action necessary (including the solicitation of proxies on such Person's behalf) to have such Person elected by the shareholders of Buyer as a member of the Buyer Board.

        (b)   Any Seller Director shall be entitled to the same rights, privileges and compensation, including reimbursement for documented, reasonable out-of-pocket expenses incurred in attending meetings of the Buyer Board or any committees thereof, as the other members of the Buyer Board, and shall be indemnified by Buyer to the fullest extent of the Law in connection with his or her role as a director of Buyer. Buyer shall notify the Seller Director of all regular and special meetings of the Buyer Board and any committee of the Buyer Board and shall provide the Seller Director with copies of all materials provided to all other members of the Buyer Board (including in their capacities as members of committees of the Buyer Board) concurrently as such materials are provided to the other members.

        (c)   In the event of resignation, death, removal or disqualification of any Seller Director, Seller may nominate a replacement director, which nominee shall be reasonably acceptable to the nominating committee of the Buyer Board (which approval shall not be unreasonably withheld or delayed), and Buyer will use its reasonable best efforts to take all action necessary (including the solicitation of proxies on such Person's behalf) to ensure such Person is elected by the shareholders of Buyer to the Buyer Board at the next meeting of the shareholders of Buyer at which directors are elected. Any Seller Director may be removed at any time and from time to time, with or without cause, in Seller's sole discretion.

        (d)   At such time as Seller shall no longer own Buyer Common Shares representing at least 10% of the total Buyer Common Shares, this Section 6.9 shall terminate and be of no further force or effect.

        Section 6.10    Renaming of Company Subsidiaries. Buyer shall, as promptly as practicable, but in any event no later than three (3) months following the Closing Date, take all necessary steps so that the Company and each of its Affiliates does not use any legal name or "operating as" name that includes any trademarks, trade names, service marks or anything similar thereto or derived therefrom of Seller or any of its Affiliates that may imply ownership by Seller or any of its Affiliates.

        Section 6.11    Further Assurances. At any time following the Closing Date, Seller and Buyer shall, and Buyer shall cause the Company or any of the Company Subsidiaries to, promptly execute, acknowledge and deliver any other assurances or documents reasonably requested by Buyer or Seller, as the case may be, and necessary for Buyer or Seller, as the case may be, to satisfy its obligations hereunder or to consummate the transactions contemplated by this Agreement. Buyer undertakes to enforce the Voting Agreement against the WL Ross Funds which are parties thereto and shall not amend the Voting Agreement without the consent of Seller.

        Section 6.12    Director Resignations. Except as otherwise instructed by Buyer, at the Closing, Seller shall use its commercially reasonable efforts to cause each director of the board of directors (or similar body) of the Company and each of the Company Subsidiaries nominated by Seller to resign his or her position as such (or any similar position).

        Section 6.13    Transition Services Agreement; Transaction Agreements; FP Subsidiaries Transaction.

        (a)   After the date hereof, the parties shall cooperate in good faith to promptly determine whether a transition services agreement is necessary for the operation of the business of the Company or any of the Company Subsidiaries following the Closing and, if the parties determine that such an agreement is necessary, the parties shall use commercially reasonable efforts to enter into such an agreement (on terms reasonably acceptable to both parties) within forty-five (45) Business Days after the date hereof, which such agreement shall become effective on the Closing Date.

        (b)   Notwithstanding anything to the contrary herein, Seller may (and if a Sovereign Guarantee is granted, Seller shall) elect at any time after the date hereof to cause the Company to effect a FP Subsidiaries Transaction. For the avoidance of doubt, no party hereto will be required to make any payment or transfer any consideration to any other party hereto in connection with the FP Subsidiaries Transaction.

        (c)   After the date hereof, the parties shall cooperate in good faith to promptly negotiate and execute the Transaction Agreements.

        (d)   Separation of FSA Global.    The parties have agreed that:

            (i)    After the date hereof, the parties shall cooperate and in good faith evaluate the feasibility of the actual or functional separation of the Leveraged Tax Lease Business from the FSA Global business (the "FSA Global Business") (which includes Premier International Funding) with a view to (1) maximizing the tax, accounting and financial efficiency of the separation of the business for both parties and (2) determining which party will own the capital stock of the entities related to the FSA Global Business. On the basis of the results of this study, the parties shall cooperate and in good faith negotiate an Agreement regarding the separation of the business (the "FSA Global Business Separation Agreement"). Regardless of the structure that the parties agree to under the FSA Global Business Separation Agreement or which party is to own the capital stock of entities related to the FSA Global Business, as of and following the Closing Date:

              (A)  The Seller will retain all rights and obligations (including swaps and other derivatives) related to and incurred in connection with the operation of the Medium-Term Note Business, including the guarantees of FSA Global obligations in relation thereto, and have all existing and future economic risks, benefits and profits associated with that business. Seller shall hold FSA Inc. harmless and indemnify it from any obligations in relation to the Medium-Term Note Business that are not fully assumed directly by Seller or other liabilities of FSA Inc. in relation to the Medium-Term Note Business (including by Dexia Crédit Local guaranteeing FSA Global's obligations under the Medium-Term Note Business to the extent FSA cannot be released as guarantor thereof, and by releasing the benefit of any claim or security interest that may grant security for obligations of FSA Global included in the Medium Term Note Business over assets of FSA Global not included in the Medium Term Note Business). The "Medium-Term Note Business" shall mean the payment rights and obligations under the financial instruments evidencing the transactions set forth in Annex F.

              (B)  The Buyer will be responsible for all rights and obligations related to and incurred in connection with the operation of the Leveraged Tax Lease Business, including the guarantees of FSA Global obligations in relation thereto, and have all existing and future economic risks, benefits and profits associated with that business. Buyer shall hold Seller harmless and indemnify it from any obligations in relation to the Leveraged Tax Lease Business that cannot be fully assumed directly by Buyer or other liabilities in relation to the Leveraged Tax Lease Business (including by releasing the benefit of any claim or security interest that may grant security for obligations of FSA Global included in the Leveraged Tax Lease Business over assets of FSA Global not included in the Leveraged Tax Lease Business). The "Leveraged Tax Lease Business" shall mean the payment rights and obligations under the financial instruments evidencing the transactions included in the statement set forth in Annex F, whether owned by FSA Global or by Premier International Funding.

              (C)  Annex F represents all of the assets and liabilities of FSA Global to the best of the Seller's knowledge. The rights and obligations of the FSA Global Business that are not allocated in the statements set forth in Annex F, if any, shall be allocated by agreement between the parties following good faith negotiations by them.

              (D)  Any structure agreed to by the parties will not, following the Closing (i) result in the Buyer consolidating the Medium-Term Note Business in its financial statements, (ii) the Seller consolidating the Leveraged Tax Lease Business in its financial statements, or (iii) result in a decrease in the value of the deferred tax benefits included in the Unaudited Deconsolidated Balance Sheet of the Financial Guaranty and Financial Products Segment of FSA Inc. as of September 30, 2008.

              (E)  No new business will be written by Global Funding Limited or Premier International Funding.

              (F)  Neither party (the "holding harmless party") shall be responsible to the other for costs of capital of the other party (the "held harmless party") in relation to obligations for which such held harmless party is held harmless under the FSA Global Business Separation Agreement, or to post collateral in relation to its obligations as holding harmless party under the FSA Global Business Separation Agreement.

              (G)  Enterprise Company R, Inc. (Cayman Islands) and Commercial Mortgage Company III-R2 Inc. shall be dissolved.

            (ii)   In addition, prior to the Closing Date, the parties agree that they shall have confirmed with the relevant rating agencies that the transactions consummated by FSA Global in relation to the Leveraged Tax Lease Business were evaluated and taken into account in considering the rating of FSA Inc. and relevant capital charges. If the transactions have not been taken into account, the parties agree that they shall disclose such transactions to the ratings agencies prior to the Closing Date for the purposes of considering the ratings of FSA Inc.

        (e)   FSA Global Strip Coverage Liquidity Facility.

            (i)    In consideration for the assumption by the Buyer of the Leveraged Tax Lease Business (which includes the strip coverage policies), at Closing the Seller or an Affiliate of the Seller reasonably acceptable to the Borrower (the "Lender") will, at the request of FSA Inc., enter into with FSA Inc. a liquidity facility (the "Strip Coverage Liquidity Facility") for the purpose of covering the liquidity risk arising out of the "strip coverages" identified in the Company's Form 10-Q for the fiscal quarter ended September 30, 2008 (the "Strip Coverages"). FSA Inc. may make a draw under the Strip Coverage Liquidity Facility for the purpose of funding payments actually made by FSA Inc. in respect of the Strip Coverages from time to time pursuant to one or more claims under FSA Inc.'s financial guaranty insurance policy insuring the obligations of the lessee in relation to the lease termination (a "Strip Policy Claim"). . FSA Inc. may not make any draw unless FSA Inc. has used its commercially reasonable efforts to avoid any termination of the relevant leases. The amounts available under the Strip Coverage Liquidity Facility may not be drawn for any purpose other than for the payment of Strip Policy Claims in relation to the strip coverage policies identified in the Strip Coverage Liquidity Facility, all of which must be outstanding as of November 13, 2008 (the "Identified Strip Coverages"), and any amounts drawn may not be redrawn once repaid. If, as of the Closing Date, the Seller has agreed to provide a lending facility to the Company as a substitute for the Soft Capital Facility on mutually satisfactory terms or the Soft Capital Facility Waiver has been obtained, then the initial maximum amount available to be drawn under the Strip Coverage Liquidity Facility will not exceed $1 billion (the "Initial Commitment Amount"). Otherwise, the Initial Commitment Amount will not exceed $2 billion. The Initial Commitment Amount under the Strip Coverage Liquidity Facility will amortize pro rata in accordance with the amortization schedule of the total amount of the related Identified Strip Coverages, in a schedule to be annexed to the Strip Coverage Liquidity Facility. The Strip Coverage Liquidity Facility will be cancelable at any time, in whole or in part, by FSA Inc.

            (ii)   In consideration for its commitments under the Strip Coverage Liquidity Facility, the Lender shall receive a periodic commitment fee on the undrawn commitment amount, to be negotiated in good faith based on market terms for similar facilities available to FSA Inc. as of the Closing Date. Amounts drawn and outstanding under the Strip Coverage Liquidity Facility shall bear monthly interest at the same rate that FSA Inc. charges to lessees for amounts sought to be reimbursed to it under the relevant lease. As a result of any draw, the Lender will acquire a participation and beneficial interest in all rights of subrogation and reimbursement, and any collateral security in relation thereto, and any other claims, rights or interests assigned to FSA Inc. in connection with the related Strip Policy Claim, as well as the benefits of any reinsurance available to FSA Inc. in relation thereto. The other terms of the Strip Coverage Liquidity Facility shall be substantially equivalent to the terms of the Amended And Restated Credit Agreement among FSA Inc., the Additional Borrowers from time to time Party Thereto, Various Banks and The Bank of New York, as Agent, dated as of April 21, 2006, with such appropriate modifications and adjustments for the foregoing terms and conditions of the Lender's obligations as the parties shall agree in good faith.

        Section 6.14    Treatment of Liquidity Facility, Capital Support Agreement and Certain Contracts. (a) Seller shall cause each Intercompany Contract listed on Schedule 6.14(a) to be terminated on or prior to the Closing.

        (b)   Seller and the Company shall cause the Capital Commitment Agreement, dated as of November 13, 2008, among Seller, the Company and FSAM, to remain in full force and effect in accordance with its terms. Seller shall comply with its obligations thereunder and Buyer shall (after the Closing Date) cause the Company to comply with its obligations thereunder, in particular the obligation to contribute any funds received thereunder to FSAM.

        (c)   Seller and the Company shall cause the Revolving Credit Agreement, dated as of June 30, 2008, between Seller's Parent and FSAM (as supplemented by that certain letter agreement, dated as of August 5, 2008, among Seller's Parent, FSA and FSAM), to remain in full force and effect in accordance with its terms.

        (d)   Subject to Section 6.25, but notwithstanding any other provision in this Agreement, on or prior to the Closing Date, the Credit Agreements will be terminated.

        Section 6.15    Exclusivity. (a) Unless otherwise required by applicable Law, from the date of this Agreement through the Closing, Seller will not, and will use reasonable best efforts to cause its Affiliates and its and their respective officers, directors, employees, investment bankers, financial advisors, attorneys or other representatives or agents ("Representatives") not to (i) solicit, encourage, initiate, entertain, or facilitate any inquiries with respect to, or the making of any proposal which constitutes, any Company Takeover Proposal, (ii) participate in or entertain any negotiations or discussions (whether initiated by Seller or not) regarding any Company Takeover Proposal, (iii) provide any information to any Person or group of Persons (other than Buyer and its Affiliates) concerning a possible Company Takeover Proposal or (iv) make or authorize any public statement, recommendation or solicitation in support of any possible Company Takeover Proposal. "Company Takeover Proposal" means any proposal or offer from any Person or group of Persons relating to any direct or indirect acquisition or purchase of all or substantially all of the assets or equity securities of the Company and the Company Subsidiaries (other than the FP Subsidiaries) whether by tender offer or exchange offer, merger, consolidation, business combination, recapitalization, asset purchase, or similar transaction involving the Company and the Company Subsidiaries, other than the transactions contemplated by this Agreement.

        (b)   Unless otherwise required by applicable Law, and subject to any applicable confidentiality obligations of Seller, Seller will (i) promptly, and in any event within five (5) Business Days, advise Buyer orally or in writing of any request for information with respect to any Company Takeover Proposal or of any Company Takeover Proposal, the financial and other material terms and conditions of such request or Company Takeover Proposal and the identity of the Person making such request or Company Takeover Proposal, (ii) keep Buyer reasonably informed of the status and details (including amendments or proposed amendments) of any and all such requests or Company Takeover Proposals, and (iii) provide to Buyer as soon as practicable after receipt or delivery thereof (and in any event within five (5) Business Days) copies of all material correspondence and other written material sent or provided to the Company from any third party in connection with any Company Takeover Proposal or inquiry or sent or provided by the Company to any third party in connection with any Company Takeover Proposal or inquiry.

        (c)   Unless otherwise required by applicable Law, from the date of this Agreement through the Closing, Buyer will not, and will use reasonable best efforts to cause its Affiliates and its and their respective Representatives not to (i) engage in any Conflicting Transaction, (ii) solicit, encourage, initiate, entertain, or facilitate any inquiries with respect to, or the making of any proposal which constitutes, any Conflicting Transaction Proposal, (iii) participate in or entertain any negotiations or discussions (whether initiated by Buyer or not) regarding any Conflicting Transaction, (iv) provide or request any information from or to, as the case may be, any Person or group of Persons concerning a possible Conflicting Transaction or (v) make or authorize any public statement, recommendation or solicitation in support of any possible Conflicting Transaction. "Conflicting Transaction Proposal" means any proposal or offer by any Person (including Buyer) or group of Persons relating to any Conflicting Transaction. "Conflicting Transaction" shall mean any direct or indirect acquisition or purchase by Buyer or any of its Subsidiaries of any assets or equity securities of a Person or Persons, whether by tender offer or exchange offer, merger, consolidation, amalgamation, business combination, recapitalization, asset purchase, or similar transaction, which could reasonably be expected to materially impede, prevent or delay the transactions contemplated hereby or the Closing.

        Section 6.16    Financial Statements. (a) If Seller elects to undertake a FP Subsidiaries Transaction, Seller shall give written notice of such election to Buyer and, as promptly as practicable following the date of such election, Seller shall deliver to Buyer the following audited financial statements of the Company and the Company Subsidiaries (excluding the FP Subsidiaries) and the related unqualified report of independent accountants: (i) the consolidated balance sheet as of December 31, 2008 and 2007 if applicable, and the related combined statements of income and of comprehensive income and shareholders' equity and of cash flows for the years ended December 31, 2008, 2007 and 2006 if applicable in each case, together with appropriate footnotes, all in accordance with Regulation S-X as promulgated by the SEC.

        (b)   If Seller elects to undertake a FP Subsidiaries Transaction, as promptly as practicable following the end of each calendar quarter after the date of this Agreement and until the Closing Date, Seller shall deliver to Buyer unaudited financial statements of the Company and the Company Subsidiaries (excluding the FP Subsidiaries) including a consolidated balance sheet as of December 31, 2008 and the last day of such calendar quarter, and the related combined statements of income and comprehensive income and shareholder's equity and of cash flows, together with appropriate footnotes, all in accordance with Regulation S-X as promulgated by the SEC.

        Section 6.17    Seller Agreements with Respect to Buyer Common Shares. (a) Whether or not the Buyer Common Shares issued to Seller at the Closing pursuant to this Agreement are deemed to be "Controlled Shares" under Buyer's bye-laws, Seller agrees that the voting rights with respect to such Buyer Common Shares shall be reduced so that the voting rights with respect to all such Buyer Common Shares will constitute less than 9.5% of the voting power of all issued and outstanding Buyer Common Shares. Buyer Board shall apply the principles set forth in bye-laws 49-53 of Buyer's bye-laws in making the adjustment described in this Section 6.17(a).

        (b)   Seller agrees that until the date on which Seller and its Affiliates beneficially own (as defined in Rule 13d-3 under the Exchange Act) Buyer Common Shares in an amount less than 10% of the outstanding Buyer Common Shares, without the prior written approval of Buyer, Seller will not, directly or indirectly, through its Affiliates or associates or any other Persons, or in concert with any Person:

            (i)    acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights to acquire any voting securities of Buyer or any of its Subsidiaries, or of any successor to or Person in control of Buyer;

            (ii)   make, or participate, directly or indirectly, in any "solicitation" of "proxies" to vote (as such terms are used in the rules and regulations promulgated by the SEC), or advise any Person with respect to the voting of any voting securities of Buyer;

            (iii)  form, join or participate in a "group" as defined in Section 13(d)(3) of the Exchange Act in connection with any of the foregoing; or

            (iv)  publicly request that any provision of this Section 6.17(b) be waived or amended.

        Section 6.18    Registration Rights. (a) Registration on Form S-3.    Buyer will agree to file a Registration Statement on Form S-3 (the "Registration Statement") within sixty (60) days after the Closing Date covering the resale of the Buyer Common Shares issued to Seller on the Closing Date pursuant to Rule 415 under the Securities Act. Upon filing the Registration Statement, Buyer will keep such Registration Statement effective with the SEC at all times and any Registration Statement shall be re-filed upon its expiration, and shall cooperate in any shelf take-down by amending or supplementing the prospectus related to such Registration Statement as may be requested by Seller (or its transferees) or as otherwise required, until Seller (or its transferees) no longer holds Registrable Securities; provided that Seller (or its transferees) shall not be permitted to sell under such "shelf" registration statement during such times as the trading window is not open for Buyer senior management in accordance with the Buyer's policies. Buyer will pay all Registration Expenses incurred in connection with any Registration Statement.

        (b)   Registrable Securities.    For purposes of this Agreement, "Registrable Securities" means (i) all Buyer Common Shares issued to Seller on the Closing Date and (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause by way of share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization. As to any particular securities constituting Registrable Securities, such securities will cease to be Registrable Securities when (A) they have been effectively registered or qualified for sale by a prospectus filed under the Securities Act and disposed of in accordance with the Registration Statement covering therein, (B) they have been sold to the public pursuant to Rule 144 or Rule 145 or other exemption from registration under the Securities Act, (C) they have been acquired by Buyer or (D) they are able to be sold by Seller (and its transferees) without restriction as to volume or manner of sale pursuant to Rule 144(k) under the Securities Act and Seller (and each of its transferees) holds no more than 3% of the applicable class outstanding. In addition, for purposes of this Agreement, "Registration Statement" means the prospectus and other documents filed with the SEC to effect a registration under the Securities Act.

        (c)   Underwritten Offerings.    If Seller (or its transferees) intends that the Registrable Securities covered by the Registration Statement shall be distributed by means of an underwritten offering, Seller (or its transferees) will so advise Buyer. In such event, the lead underwriter to administer the offering will be chosen by Seller (or its transferees) subject to the prior written consent, not to be unreasonably withheld or delayed, of Buyer.

        (d)   Registration Procedures.    In connection with the registration referred to in Section 6.18(a), Buyer shall use its reasonable best efforts to as expeditiously as possible:

            (i)    prepare and file with the SEC the Registration Statement with respect to such Registrable Securities, make all required filings with the Financial Industry Regulatory Authority, Inc. and thereafter use its reasonable best efforts to cause such Registration Statement to become effective as soon as reasonably practicable; provided that before filing a Registration Statement or any amendments or supplements thereto, Buyer will furnish to Seller (and its transferees) copies of all such documents proposed to be filed, which documents will be subject to review of Seller (and its transferees);

            (ii)   prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective continuously until the earlier of (A) the date that the securities covered by such Registration Statement cease to constitute Registrable Securities or (B) the date that all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by seller or sellers thereof set forth in such Registration Statement (but in any event not before the expiration of any longer period required under the Securities Act);

            (iii)  furnish to each seller of Registrable Securities such number of copies, without charge, of such Registration Statement, each amendment and supplement thereto, including each preliminary prospectus, final prospectus, any other prospectus (including any prospectus filed under Rule 424, Rule 430A or Rule 430B under the Securities Act and any "issuer free writing prospectus" as such term is defined under Rule 433 promulgated under the Securities Act), all exhibits and other documents filed therewith and such other documents as such seller may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such seller;

            (iv)  register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things that may be reasonably necessary or reasonably advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that Buyer will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);

            (v)   notify each seller of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, as soon as reasonably practicable, prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

            (vi)  notify each seller of any Registrable Securities covered by such Registration Statement (A) when such Registration Statement or the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the SEC for amendments or supplements to such Registration Statement or to amend or to supplement such prospectus or for additional information, and (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for any of such purposes;

            (vii) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by Buyer are then listed or, if no similar securities issued by Buyer are then listed on any securities exchange, use its reasonable best efforts to cause all such Registrable Securities to be listed on the NYSE or such other market on which the Buyer Common Shares are then listed or quoted, subject to official notice of issuance;

            (viii)  provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

            (ix)  enter into such customary agreements (including underwriting agreements and, subject to Section 6.18(i), lock-up agreements in customary form, and including provisions with respect to indemnification and contribution in customary form) and take all such other customary actions as Seller, the participating transferees or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including making members of management and executives of Buyer available to participate in "road shows," similar sales events and other marketing activities; provided that Buyer shall not be required to make members of management and executives of Buyer so available for more than five (5) consecutive Business Days or more than ten (10) Business Days in any 365 day period);

            (x)   make available for inspection by any seller of Registrable Securities and its counsel, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and documents relating to the business of Buyer, and cause Buyer's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement, provided that it shall be a condition to such inspection and receipt of such information that the inspecting Person (A) enter into a confidentiality agreement in form and substance reasonably satisfactory to Buyer and (B) agree to minimize the disruption to Buyer's business in connection with the foregoing;

            (xi)  timely provide to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

            (xii) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or ceasing trading of any securities included in such Registration Statement for sale in any jurisdiction, use every reasonable effort to promptly obtain the withdrawal of such order;

            (xiii)  obtain one or more comfort letters, addressed to the underwriters, if any, dated the effective date of any underwriting agreement and the date of the closing under the underwriting agreement for such offering, signed by Buyer's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as such underwriters shall reasonably request; and

            (xiv) provide legal opinions of Buyer's counsel, addressed to the underwriters, if any, dated the date of the closing under the underwriting agreement, with respect to the Registration Statement, each amendment and supplement thereto (including the preliminary prospectus) and such other documents relating thereto as the underwriter shall reasonably request in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

        (e)   Provision of Information.    As a condition to registering Registrable Securities, Buyer may require each seller holding Registrable Securities as to which any registration is being effected to furnish Buyer with such information regarding such Person and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as Buyer may from time to time reasonably request in writing.

        (f)    Registration Expenses.    Except as otherwise provided in this Agreement, all expenses incidental to Buyer's performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, word processing, duplicating and printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for Buyer and counsel (limited to one law firm) for the holders of the securities registered and all independent certified public accountants and other Persons retained by Buyer (all such expenses, "Registration Expenses"), will be borne by Buyer. Buyer will, in any event, pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit or quarterly review, the expenses of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by Buyer are then listed. The holders of the securities so registered shall pay all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities hereunder, the fees and expenses of counsel beyond the one law firm paid for by Buyer and any other Registration Expenses required by Law to be paid by a selling holder pro rata on the basis of the amount of proceeds from the sale of their shares so registered.

        (g)   Participation Conditions.

            (i)    No Person may participate in any registration hereunder that is underwritten unless such Person (A) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements approved by Seller (including pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s), provided that no such Person will be required to sell more than the number of Registrable Securities that such Person has requested Buyer to include in any registration), (B) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (C) cooperates with Buyer's reasonable requests in connection with such registration or qualification (it being understood that the Buyer's failure to perform its obligations hereunder, which failure is caused by such Person's failure to cooperate with such reasonable requests, will not constitute a breach by Buyer of this Agreement). Notwithstanding the foregoing, the liability of Seller or any transferee participating in such an underwritten registration shall be limited to an amount equal to the amount of gross proceeds attributable to the sale of such Person's Registrable Securities.

            (ii)   Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from Buyer of the happening of any event of the kind described in Section 6.18(d)(v), such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the Registration Statement until such Person receives copies of a supplemented or amended prospectus as contemplated by such Section 6.18(d)(v). In the event Buyer gives any such notice, the applicable time period mentioned in Section 6.18(d)(ii) during which a Registration Statement is to remain effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 6.18(g)(ii) to and including the date when each seller of a Registrable Security covered by such Registration Statement will have received the copies of the supplemented or amended prospectus contemplated by Section 6.18(d)(v).

        (h)   Rule 144.

            (i)    Buyer will use its reasonable best efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if Buyer is not required to file such reports, it will, upon the request of Seller or any transferee, make publicly available such information as necessary to permit sales pursuant to Rule 144), and will use reasonable best efforts to take such further action as Seller or any transferee may reasonably request, all to the extent required from time to time to enable such Person to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of Seller or any transferee, Buyer will deliver to such Person a written statement as to whether it has complied with such information requirements.

            (ii)   Buyer will not issue new certificates for shares of Registrable Securities without a legend restricting further transfer unless (A) such shares have been sold to the public pursuant to an effective Registration Statement under the Securities Act or Rule 144, or (B)(1) otherwise permitted under the Securities Act, (2) the holder of such shares shall have delivered to Buyer an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to Buyer, to such effect, and (3) the holder of such shares expressly requests the issuance of such certificates in writing.

        (i)    Holdback.    In consideration for Seller agreeing to its obligations under this Agreement, Seller (and any transferee) agrees in connection with any registration of Buyer's securities (whether or not such Person is participating in such registration) upon the request of Seller and the underwriters managing any underwritten offering of Buyer's securities, not to effect (other than pursuant to such registration) any public sale or distribution of Registrable Securities, including, any sale pursuant to Rule 144 or Rule 144A, or make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities, any other equity securities of Buyer or any securities convertible into or exchangeable or exercisable for any equity securities of Buyer without the prior written consent of Seller or such underwriters, as the case may be, during the Holdback Period. With respect to any underwritten offering of Registrable Securities covered by a registration pursuant to Section 6.18(a), Buyer further agrees not to effect any public sale or distribution, or to file any Registration Statement covering any, of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, (other than with respect to awards pursuant to employee benefit plans and issuances of Buyer Common Shares upon exercise of any such awards) during the Holdback Period with respect to such underwritten offering, if required by the managing underwriter; provided that notwithstanding anything to the contrary herein, the obligations under this Section 6.18(i) shall not apply during any twelve-month period for more than an aggregate of ninety (90) days.

        Section 6.19    Piggyback Registrations. (a) If, other than pursuant to Sections 6.18, Buyer proposes or is required to file a registration statement under the Securities Act with respect to an offering of securities of the same class as any Registrable Securities, whether or not for sale for its own account (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms thereto or (ii) filed solely in connection with any employee benefit or dividend reinvestment plan) then the Buyer shall give prompt written notice of such proposed filing at least 15 days before the anticipated filing date (the "Piggyback Notice") to the Seller (and each of its transferees, the Seller and each transferee being hereinafter referred to as a "Holder"). The Piggyback Notice shall offer the Holders the opportunity to include in such registration statement the number of Registrable Securities (for purposes of this Section 6.19, "Registrable Securities" shall be deemed to mean solely securities of the same type as those proposed to be offered by the Company for its own account) as they may request (a "Piggyback Registration"). Subject to Section 6.19(b) hereof, the Buyer shall include in each such Piggyback Registration all Registrable Securities with respect to which the Buyer has received written requests for inclusion therein within 15 days after notice has been given to the Holders. The Holders shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time at least 2 Business Days prior to the effective date of the Registration Statement relating to such Piggyback Registration. The Buyer shall be required to maintain the effectiveness of the Registration Statement for a Piggyback Registration for a period of 180 days after the effective date thereof or such shorter period in which all Registrable Securities included in such Registration Statement have actually been sold.

        (b)   If any of the securities to be registered pursuant to the registration giving rise to the Holders' rights under this Section 6.19 are to be sold in an underwritten offering, the Holders shall be permitted to include all Registrable Securities requested to be included in such registration in such offering on the same terms and conditions as any Other Securities included therein; provided however, that if such offering involves a firm commitment underwritten offering and the managing underwriter(s) of such underwritten offering advise the Holders in writing that it is their good faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering, together with all other securities that the Buyer and any other Persons having rights to participate in such registration intend to include in such offering, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included together with all such Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows:

            (i)    first, all Other Securities being sold by the Buyer or by any Person (other than a Holder) exercising a contractual right to demand registration (or priority piggyback registration pursuant to an agreement existing as of the date hereof) pursuant to which such registration statement was filed;

            (ii)   second, all Registrable Securities requested to be included by the Holders, pro rata (if applicable), based on the number of Registrable Securities Beneficially Owned by each such Holder; and

            (iii)  third, among any other holders of Other Securities requesting such registration, pro rata, based on the number of Other Securities Beneficially Owned by each such holder of Other Securities.

        (c)   No registration of Registrable Securities effected pursuant to a request under this Section 6.19 shall be deemed to have been effected pursuant to Section 6.18 or shall relieve the Company of its obligations under Section 6.18.

        (d)   Seller may transfer or retain its rights and obligations under Sections 6.18 and 6.19 (in whole or in part) with respect to any Registrable Securities to any transferee (and any transferee may transfer or retain such rights and obligations with respect to any Registrable Securities to any subsequent transferee) without the prior written consent of the Buyer; provided, however, that the transferee must agree to be bound by the applicable terms of this Section 6.18 and 6.19 with respect to such Registrable Securities. Any such assignment shall be effective upon receipt by the Buyer of written notice from the transferring holder stating the name and address of any transferee and identifying the number of shares of Registrable Securities with respect to which the rights under this Agreement are being transferred together with such Registrable Securities and the nature of the rights so transferred.

        Section 6.20    Indemnification by the Buyer. (a) The Buyer shall indemnify and hold harmless, to the fullest extent permitted by Law, each selling Holder whose Registrable Securities are covered by a Registration Statement or Prospectus, the officers, directors, partners (limited and general), members, managers, shareholders, accountants, attorneys, agents and employees of each of them, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) each such selling Holder and the officers, directors, partners (limited and general), members, managers, shareholders, accountants, attorneys, agents and employees of each such controlling Person (collectively, "Holder Indemnitees"), from and against any and all Losses, as incurred, arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any applicable Registration Statement (or in any preliminary or final prospectus contained therein, any document incorporated by reference therein or issuer free writing prospectus related thereto) or any other offering circular, amendment of or supplement to any of the foregoing or other document incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein (in the case of a final or preliminary Prospectus or issuer free writing prospectus, in light of the circumstances under which they were made) a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that Buyer will not be liable to a Seller Indemnitee or underwriter in any such case to the extent that any such Loss arises out of or is based on any untrue statement or omission by such selling Holder or underwriter (other than the Buyer or its applicable Affiliate acting in such role), but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement (or in any preliminary or final Prospectus contained therein, any document incorporated by reference therein or issuer free writing prospectus related thereto), offering circular, amendment or supplement to any of the foregoing or other document in reliance upon and in conformity with written information furnished to the Buyer by such Seller Indemnitee specifically for inclusion in such document. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder Indemnitee or any other Holder and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability that the Buyer may otherwise have to each Holder Indemnitee.

        (b)   Indemnification by Selling Holders.    In connection with any Registration Statement in which a Seller Indemnitee is participating by registering Registrable Securities, such Seller Indemnitee shall furnish to the Buyer in writing such information as the Buyer reasonably requests specifically for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the fullest extent permitted by Law, severally and not jointly, the Buyer, the officers and directors of the Buyer, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Buyer (collectively, "Buyer Indemnitees"), from and against all Losses, as incurred, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement (or in any preliminary or final Prospectus contained therein, any document incorporated by reference therein or issuer free writing prospectus related thereto) or any other offering circular or any amendment of or supplement to any of the foregoing or any other document incident to such registration, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a final or preliminary Prospectus or issuer free writing prospectus, in light of the circumstances under which they were made) not misleading, in each case solely to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement (or in any preliminary or final Prospectus contained therein, any document incorporated by reference therein or issuer free writing prospectus related thereto), offering circular, or any amendment of or supplement to any of the foregoing or other document in reliance upon and in conformity with written information furnished to the Buyer by such Seller Indemnitee expressly for inclusion in such document.

        (c)   Conduct of Indemnification Proceedings.    Any Person entitled to indemnity hereunder shall seek such indemnity as an Indemnified Party in accordance with Section 9.6 of this agreement; provided however that such claims may be made and shall be indemnified without regard to the General Deductible and no costs or expenses incurred by the Indemnifying Party shall be counted towards the Limit.

        (d)   Contribution.    If the indemnification provided for in this Section 6.20 is unavailable to an indemnified party in respect of any Losses (other than in accordance with its terms), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.

        (e)   No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

        Section 6.21    Lockup. Until the first anniversary of the date hereof, Seller agrees that it shall not transfer any of the Buyer Common Shares to any Person without the consent of Buyer; provided that Seller may without the consent of Buyer transfer any or all of the Buyer Common Shares to one or more of its Affiliates, if such Affiliate agrees to abide by the terms of this Section 6.21. Except as otherwise permitted by this Agreement or with the written consent of Buyer, Seller will not transfer any of the Share Consideration other than (i) in transactions exempt from registration under the Securities Act or (ii) pursuant to the Registration Statement in open market or otherwise where Seller reasonably believes that any transferee would not own more than 4.9% of the Buyer Common Shares then outstanding after the sale, transfer or disposition.

        Section 6.22    Directors' and Officers' Indemnification and Insurance.

        (a)   Buyer agrees that all rights to exculpation and indemnification for acts or omissions occurring at or prior to the Closing Date, whether asserted or claimed prior to, at or after the Closing Date (including any matters arising in connection with the transactions contemplated by this Agreement), now existing in favor of the current or former directors, officers or employees, as the case may be, of the Company or its subsidiaries as provided in their respective articles of association, certificates of incorporation or bylaws (or comparable organization documents) or in any agreement shall survive the Closing Date and shall continue in full force and effect. Buyer shall (and Buyer shall cause the Company to) indemnify, defend and hold harmless, and advance expenses to Indemnitees with respect to all acts or omissions by them in their capacities as such at any time prior to the Closing Date to the fullest extent required by the certificate of incorporation or bye-laws (or equivalent organizational documents) of the Company or any of its subsidiaries or affiliates as in effect on the date of this Agreement.

        (b)   Without limiting the provisions of Section 6.22(a), during the period ending on the sixth anniversary of the Closing Date, the Buyer will: (i) indemnify and hold harmless each Indemnitee against and from any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, to the extent such claim, action, suit, proceeding or investigation arises out of or pertains to: (A) any action or omission or alleged action or omission taken or not taken in such Indemnitee's capacity as director, officer or employee of the Company or any of its subsidiaries or affiliates prior to the Closing Date; or (B) and any transactions contemplated hereby (any such claim, action, suit, proceeding or investigation, a "Released Claim"); and (ii) pay in advance of the final disposition of any such claim, action, suit, proceeding or investigation the expenses (including attorneys' fees) of any Indemnitee upon receipt of an undertaking by or on behalf of such Indemnitee to repay such amount if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified;

        (c)   Buyer will provide or cause the Company to provide, for a period of not less than six years after the Closing Date, the Indemnitees who are insured under the Company's directors' and officers' insurance and indemnification policy with an insurance and indemnification policy, or a "tail policy", in each case, that provides coverage for events occurring at or prior to the Closing Date (the "D&O Insurance") that is no less favorable than the existing policy of the Company or, if substantially equivalent insurance coverage is unavailable, the best available coverage; provided, however, that the Company shall not be required to pay an annual premium for the D&O Insurance in excess of 200% of the last annual premium paid by the Company for such insurance prior to the date hereof; provided, further, that if the annual premiums of such insurance coverage exceed such amount, the Buyer or the Company shall be obligated to obtain a policy with the greatest coverage available for a cost not exceeding such amount.

        (d)   Buyer irrevocably waives and releases, and shall cause the Company to irrevocably waive and release to the extent permitted by applicable law, all Released Claims against the Indemnitees;

        (e)   The Indemnitees to whom this Section 6.22 applies shall be third party beneficiaries of the Section 6.22. The provisions of this Section 6.22 are intended to be for the benefit of each Indemnitee, his or her successors, heirs or representatives.

        Section 6.23    NYSE Listing. Buyer shall cause the Buyer Common Shares to be issued under this Agreement to be approved for listing on the NYSE, subject to official notice of issuance, prior to the Closing Date.

        Section 6.24    Seller's Parent Guaranty. Seller's Parent hereby irrevocably guarantees to Buyer and its respective successors, and assigns the payment and performance by Seller of all of the liabilities and obligations of Seller under this Agreement, including Seller's indemnification obligations under Articles V and IX (collectively, the "Guaranteed Obligations"). Seller's Parent hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as primary obligor, and that this is a guaranty of performance and payment and not of collectibility.

        Section 6.25    Soft Capital Facility. (a) The parties agree to use their reasonable best efforts to cause the change of control event of default under the Soft Capital Facility to be waived by Bayerische Landesbank, with any consent fee and expenses being borne by Buyer (the "Soft Capital Waiver").

        (b)   If the parties are unable to obtain the Soft Capital Waiver by payment of a reasonable consent fee, the parties shall jointly approach the Ratings Agencies to determine whether a downgrade of FSA would occur as a result of the termination of the Soft Capital Facility upon consummation of the Closing. If any of the Ratings Agencies determine that such a downgrade would occur, Seller may, not less than sixty (60) days following such determination, notify Buyer that the condition set forth in Section 7.3(e) hereto will be impossible to fulfil, and Buyer shall be bound by such notice.

ARTICLE VII
 Conditions to Closing

        Section 7.1    Conditions to Each Party's Obligation to Effect the Transaction. The respective obligation of each of the parties to consummate the transactions contemplated hereby is subject to the satisfaction (or waiver in writing) at or prior to the Closing of each of the following conditions:

        (a)   The waiting period applicable to the consummation of the transactions contemplated hereby under the HSR Act shall have expired or been earlier terminated.

        (b)   No statute, rule or regulation shall have been enacted, entered, promulgated or enforced by any Governmental Entity which prohibits or makes illegal the consummation of the Closing. No judgment, decree, injunction or restraining order shall have been issued by any court of competent jurisdiction and be in effect, nor shall there be pending any suit or action instituted by any Governmental Entity which would, prohibit or make illegal the Closing.

        (c)   (i) The Material Insurance Approvals shall have been received and, (ii) in connection with each Material Insurance Filing, either (A) approval shall have been received or (B) all of the other conditions to closing in this Article VII shall have occurred and no objection shall have been received with respect to such filing and, (iii) such approvals referred to in (i) and (ii)(A) above shall not contain any condition or requirement which would be reasonably likely to have a Combined Company Material Adverse Effect.

        Section 7.2    Conditions to Obligations of Buyer. The obligation of Buyer to consummate the transactions contemplated by this Agreement is subject to the satisfaction (or waiver in writing by Buyer) at or prior to the Closing of each of the following conditions:

        (a)   The representations and warranties of Seller contained herein (in each case without giving effect to any materiality concept therein) shall be true and correct as of the Closing, disregarding for these purposes any breaches or inaccuracies that do not, and are not reasonably likely to, have in the aggregate a Company Material Adverse Effect.

        (b)   Seller shall have performed in all material respects the covenants and agreements required to be performed by it hereunder prior to the Closing Date.

        (c)   Buyer shall have received a certificate from an appropriate officer of Seller, dated at and as of the Closing Date, in form and substance reasonably satisfactory to Buyer, certifying that the conditions specified in clauses (a) and (b) above have been fulfilled.

        (d)   Each of the Transaction Documents to which Seller or any of its Affiliates is party shall have been fully executed by Seller and/or its Affiliates, as applicable, and delivered to Buyer.

        (e)   The Issuance shall have been approved by Buyer's shareholders at the Buyer Shareholders Meeting.

        (f)    Buyer shall have received in writing or some other manner reasonably satisfactory to Buyer from each Rating Agency a statement indicating that the consummation of the transactions contemplated by this Agreement of itself will not result in a downgrade of Assured Guaranty Corp., Assured Guaranty (UK) Ltd. and Assured Guaranty Re Ltd.

        Section 7.3    Conditions to Obligations of Seller. The obligation of Seller to consummate the transactions contemplated by this Agreement is subject to the satisfaction (or waiver in writing by Seller) at or prior to the Closing of the following conditions:

        (a)   The representations and warranties of Buyer contained herein (in each case without giving effect to any materiality concept therein) shall be true and correct as of the Closing, disregarding for these purposes any breaches or inaccuracies that do not, and are not reasonably likely to, have in the aggregate a Buyer Material Adverse Effect.

        (b)   Buyer shall have performed in all material respects the covenants and agreements required to be performed by it hereunder prior to the Closing Date.

        (c)   Seller shall have received a certificate from an appropriate officer of Buyer, dated at and as of the Closing Date, in form and substance reasonably satisfactory to Seller, certifying that the conditions specified in clauses (a) and (b) above have been fulfilled.

        (d)   The Buyer Common Shares to be issued pursuant to this Agreement shall have been authorized for trading on the NYSE, subject to official notice of issuance.

        (e)   Seller shall have received in writing or some other manner reasonably satisfactory to Seller from each Rating Agency a statement indicating that the consummation of the transactions contemplated by this Agreement of itself will not result in a downgrade of FSA.

        (f)    Each of the Transaction Documents to which Buyer or any of its Subsidiaries is a party shall have been fully executed by such party and delivered to Seller.

        Section 7.4    Waiver of Closing Conditions. Waiver of conditions to Closing shall constitute a full waiver of all rights and remedies with respect to any breach of representation or warranty, covenant or other obligations or duties, in respect of which such waiver was granted.

ARTICLE VIII
 Termination

        Section 8.1    Termination. This Agreement may be terminated by the parties only as provided below:

        (a)   Buyer and Seller may terminate this Agreement by mutual written consent at any time prior to the Closing.

        (b)   Subject to Section 2.2, Buyer may terminate this Agreement by delivering written notice (a "Buyer Notice of Termination") to Seller at any time prior to the Closing in the event Seller is in material breach of any representation or warranty or fails to perform in any material respect any covenant or agreement contained in this Agreement, if Buyer has notified Seller of the breach or failure to perform in writing, such breach or failure to perform (unless cured, if curable) will result in an inability of Seller to satisfy the conditions set forth in Section 7.2 and such breach, if curable, has continued without cure for a period of forty five (45) days after delivery of a Buyer Notice of Termination.

        (c)   Seller may terminate this Agreement by delivering written notice (a "Seller Notice of Termination") to Buyer at any time prior to the Closing in the event Buyer is in material breach of any representation or warranty or fails to perform in any material respect any covenant or agreement contained in this Agreement, if Seller has notified Buyer of the breach or failure to perform in writing, such breach or failure to perform will (unless cured, if curable) result in an inability of Buyer to satisfy the conditions set forth in Section 7.3 and such breach or failure to perform, if curable, has continued without cure for a period of 45 days after delivery of a Seller Notice of Termination.

        (d)   Subject, in the case of Buyer, to Section 2.2, Buyer or Seller may terminate this Agreement by providing written notice to the other at any time on or after August 14, 2009 (the "End Date") if the Closing shall not have occurred; provided that a party shall not have the right to terminate this Agreement under this Section 8.1(d) if the Closing shall not have occurred due to the failure of such party to comply fully with its obligations under this Agreement.

        (e)   Either Buyer or Seller may terminate this Agreement by delivering written notice to the other party at any time prior to the Closing if any event occurs which would render impossible the satisfaction of one or more conditions set forth in Article VII hereunder.

        Section 8.2    Effect of Termination. In the event of the termination of this Agreement in accordance with Section 8.1, this Agreement shall thereafter become void and have no effect, and no party hereto shall have any further liability to the other party hereto; provided, however, that this Section and Article X shall survive any termination hereof, and nothing herein will relieve any party from liability for any breach of this Agreement that occurred prior to such termination.

ARTICLE IX
 Survival and Indemnification

        Section 9.1    Survival of Representations and Warranties and Covenants.

        (a)   Except as otherwise set forth in this Section, (i) the representations and warranties contained in Articles III and IV of this Agreement shall survive the Closing and shall expire at the first anniversary of the Closing Date; and (ii) each covenant contained herein shall survive until the Closing Date or, if required to be performed in whole or in part after the Closing Date, until the date on which such covenant is required to be fully performed. No claims by Buyer under Section 9.3(a) or Seller under Section 9.2, as the case may be, for any Loss equal to or less than $250,000 shall be deemed to be a Loss (each, a "De Minimis Claim"). In no event shall either party be liable for any Losses recoverable by Buyer under Section 9.3(a) or Seller under Section 9.2, as the case may be, unless and until the aggregate of such Losses exceed $10,000,000 (the "General Deductible"), and Seller or Buyer, as the case may be, shall be liable only for the amount by which all such recoverable Losses exceed the General Deductible. In addition, payments under Section 9.3(a) by Seller to Buyer or under Section 9.2 by Buyer to Seller, as the case may be, shall not in the aggregate exceed 25% of the Cash Consideration (the "Limit").

        (b)   For the purpose of (i) determining whether the De Minimis Claim, General Deductible or Limit has been exceeded or (ii) measuring and indemnifying for Losses with respect to any breach of a representation or warranty contained in Article III or Article IV (but not for purposes of determining whether a breach of a representation or warranty has occurred), such representations and warranties shall be deemed to have been made without any materiality or similar qualifications contained therein (other than any dollar thresholds contained therein, if any).

        Section 9.2    Indemnification by Buyer. From and after the Closing Date until, if applicable, the expiration of the periods specified in Section 9.1(a), subject to submission of a notice to the Indemnifying Party in sufficient detail for the Indemnifying Party to evaluate the claim (and prior to the expiration of the applicable periods specified in Section 9.1(a)), Buyer shall indemnify and hold harmless Seller (the "Seller Indemnified Parties") against and in respect of all actions, suits, hearings, proceedings, injunctions, judgments, orders, decrees, rulings, losses, direct damages, liabilities, and reasonable costs and expenses (including reasonable attorneys' fees and expenses incurred in defending any losses covered hereby, but excluding in each case any other indirect, consequential, special or punitive damages) (collectively, "Losses") incurred by any Seller Indemnified Party, arising out of subject to the limitations set forth in Section 9.1(a) any breaches of Buyer's representations, warranties and covenants set forth in this Agreement.

        Section 9.3    Indemnification by Seller. From and after the Closing Date until, if applicable, the expiration of the periods specified in Section 9.1(a), subject to submission of a notice to the Indemnifying Party in sufficient detail for the Indemnifying Party to evaluate the claim (and prior to the expiration of the applicable periods specified in Section 9.1(a)), Seller shall, without duplication of any payments under Section 5.1, indemnify and hold harmless Buyer (together with the Seller

Indemnified Parties, the "Indemnified Parties") against and in respect of all Losses incurred by Buyer, arising out of, (a) subject to the limitations set forth in Section 9.1(a), any breaches of Seller's representations, warranties and covenants set forth in this Agreement, (b) the operation, assets or liabilities of the Financial Products Business prior to the Closing Date (including any legal proceedings filed prior to or arising out of conduct prior to, the Closing Date), (c) any Director Share Price Differential paid by the Company and (d) claims under any of the Financial Security Assurance Holdings Ltd. Severance Policy, the Financial Security Assurance Holdings Ltd. Severance Policy for Senior Management or the Financial Security Assurance Holdings Ltd. 2004 Equity Participation Plan that a participant in any such plan experienced a "constructive termination" or had "Good Reason" to terminate employment, in either case before or after the Closing, in accordance with the terms of the applicable plan as a result of a reduction of such employee's annual bonus in respect of fiscal 2008 or 2009, provided that, with respect to any termination after the Closing only, Buyer has provided, or caused the Company or a Company Subsidiary to provide, each Affected Employee with a bonus opportunity in respect of fiscal 2009 that is equal or greater to the bonus opportunity provided to similarly situated employees of Buyer and its Affiliates.

        Section 9.4    Indemnification as Sole Remedy. Following the Closing, the indemnities provided in Article V, Section 6.20, Section 6.22 and this Article IX shall be the sole and exclusive remedy of the parties with respect to any and all claims for Losses sustained or incurred arising out of, in connection with or relating to this Agreement and the transactions contemplated by this Agreement whether arising from breach of contract, tort or any other theory of law whatsoever.

        Section 9.5    Mitigation of Losses. Buyer and Seller shall be required to take all actions reasonably necessary to mitigate any Losses in respect of which they or, if applicable, their related Indemnified Parties may seek indemnification hereunder during such period as the Indemnified Party was aware of the claim giving rise to the Loss.

        Section 9.6    Method of Asserting Claims, Etc. (a) All claims for indemnification by any Indemnified Party under this Agreement (other than claims for indemnification under Article V) shall be asserted and resolved as set forth in this Section. In the event that any written claim or demand for which Seller or Buyer, as the case may be (an "Indemnifying Party"), may be liable to any Indemnified Party hereunder (without regard to any limitations contained herein) is asserted against or sought to be collected from any Indemnified Party by a third party, such Indemnified Party shall promptly, but in no event later than fifteen (15) days following such Indemnified Party's receipt of such claim or demand, notify in writing the Indemnifying Party of such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such claim or demand) (the "Claim Notice"). Buyer shall not deliver a Claim Notice to Seller with respect to any claim or demand in respect of Losses recoverable by Buyer under Section 9.3 unless the total amount of all such claims and demands that have been sought or asserted (together with any claims or demands in respect of Losses recoverable by Buyer under Section 5.1) exceeds the General Deductible. The Indemnifying Party shall be relieved of its obligations to indemnify the Indemnified Party with respect to such claim or demand to the extent it is prejudiced or suffers any Loss as a result of the Indemnified Party failing to timely deliver the Claim Notice.

        (b)   With respect to claims or demands for which a Claim Notice has been delivered under Section 9.6(a), the Indemnifying Party shall have thirty (30) days after the delivery of the Claim Notice (the "Notice Period") to notify the Indemnified Party whether or not it desires to defend the Indemnified Party against such claim or demand and shall during the Notice Period and thereafter be provided by the Indemnified Party with such information relating to the claim or demand as the Indemnifying Party shall reasonably request. Assumption of the defense against any such claim or demand shall not in any way be deemed an acknowledgment of any kind that such claim or demand is subject to indemnification. All costs and expenses incurred by the Indemnifying Party in defending any such claim or demand shall be borne by the Indemnifying Party, and shall be counted towards the

Limit. Except as hereinafter provided, in the event that the Indemnifying Party notifies the Indemnified Party within the Notice Period that it desires to defend the Indemnified Party against such claim or demand, the Indemnifying Party shall have the sole power to direct and control such defense. If the Indemnifying Party so elects to assume the defense of such claim, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by the Indemnified Party. If any Indemnified Party desires to participate in, but not control, any such defense it may do so at its sole cost and expense. The Indemnified Party shall not settle, compromise or discharge a claim or demand for which it is indemnified by the Indemnifying Party or admit to any liability with respect to such claim or demand without the prior written consent of the Indemnifying Party (which consent shall not be unreasonably withheld or delayed). The Indemnifying Party shall not, without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed), settle, compromise or offer to settle or compromise any such claim or demand unless the terms of such settlement provide for no relief other than payments of monetary damages that are not to be paid by the Indemnified Party or any of its Affiliates. To the extent the Indemnifying Party shall direct, control or participate in the defense or settlement of any third party claim or demand, the Indemnified Party shall provide the Indemnifying Party and its counsel reasonable access to all relevant business records and other documents, employees and properties and shall use its reasonable best efforts to assist, and to cause the employees and counsel of the Indemnified Party to assist, in defense of such claim. Notwithstanding the foregoing, if the Indemnifying Party elects not to defend the Indemnified Party or if the Indemnifying Party is advised by outside counsel that a conflict of interest exists that requires the Indemnified Party to be represented by separate counsel under the applicable rules of professional responsibility or if the court to which the third party claim is pending determines that a conflict of interest exists such that the Indemnifying Party's counsel is prohibited by such court or otherwise unable to represent the Indemnified Party with respect to such third party claim, the Indemnified Party shall (at the sole cost and expense of the Indemnifying Party in accordance with and subject to this Article IX) have the right and the obligation to vigorously defend the claim or demand by appropriate proceedings and shall have the sole power to direct and control such defense with respect to itself, subject to the restriction on settlement pursuant to this Article IX. In any event, the Indemnifying Party shall have the right to participate in the defense or settlement of any third party claim or demand for which the Indemnifying Party may be liable hereunder at its own expense.

        (c)   In the event any Indemnified Party should have a claim against any Indemnifying Party hereunder that does not involve a third party, the Indemnified Party shall deliver express written notice of such claim (specifying in reasonable detail the basis for, and estimated amount of, such claim) with reasonable promptness to the Indemnifying Party (and in any event, within 15 days of the date on which the Indemnified Party becomes aware or, with the exercise of reasonable diligence would have become aware, of such claim). The failure by any Indemnified Party to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may have to such Indemnified Party hereunder, except to the extent that the Indemnifying Party has been prejudiced or suffers any Loss by such failure.

        Section 9.7    Calculation of Losses. The payment of any amount by the Indemnifying Party to the Indemnified Party under Article V or this Article IX shall be (a) reduced by any amounts received by the Indemnified Party from any third party or under applicable insurance policies owned by the Indemnified Party or its Subsidiaries, (b) reduced by the amount of any Tax Benefits attributable to the Loss giving rise to the payment with respect to which an indemnity obligation exists under Article V or this Article IX, and (c) reduced by the amount of reserves or provisions specifically set forth in the Company November 10-Q.

        Section 9.8    Assignment of Claims. If an Indemnified Party receives any payment from an Indemnifying Party in respect of any Losses and the Indemnified Party could have recovered all or a part of such Losses from a third party (a "Potential Contributor") based on the underlying claim or demand asserted against such Indemnifying Party, such Indemnified Party shall, to the extent permitted by Law, assign such of its rights to proceed against the Potential Contributor as are necessary to permit such Indemnifying Party to recover from the Potential Contributor the amount of such payment.

        Section 9.9    No Consequential Damages. Notwithstanding anything to the contrary contained herein, no Indemnifying Party shall be liable to or otherwise responsible to any Indemnified Party for indirect, consequential, incidental, special or punitive damages that arise out of or relate to this Agreement or the performance or breach of this Agreement or any liability retained or assumed hereunder.

ARTICLE X
 Miscellaneous

        Section 10.1    Amendment and Waiver. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof.

        Section 10.2    Expenses. Except as otherwise expressly provided in this Agreement, whether or not the transactions contemplated by this Agreement are consummated, the parties shall bear their own respective expenses (including all compensation and expenses of counsel, financial advisors, consultants, actuaries and independent accountants and expenses in connection with all regulatory filings) incurred in connection with this Agreement and the transactions contemplated hereby.

        Section 10.3    Public Disclosure. Each party to this Agreement hereby agrees with the other parties hereto that, except as may be required to comply with the requirements of applicable Law or the rules and regulations of any national securities exchange upon which the securities of one of the parties or its Affiliates is listed (following consultation with the other parties if reasonably practicable), no press release or similar public announcement or communication will be made or caused to be made concerning the execution or performance of this Agreement unless specifically approved in advance by all parties hereto.

        Section 10.4    Assignment. No party to this Agreement may assign or transfer any of its rights or obligations under this Agreement (by operation of Law or otherwise) without the prior written consent of the other party hereto provided that the rights of Seller pursuant to Sections 6.18, 6.19 and 6.20 may be transferred in connection with a permitted transfer of Registrable Securities. Any assignment or transfer in violation of this Section shall be null and void ab initio.

        Section 10.5    Entire Agreement. This Agreement (including all Annexes and Schedules hereto) contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters; provided that the Confidentiality Agreements shall survive the execution and delivery of this Agreement until the occurrence of the Closing.

        Section 10.6    Parties in Interest; No Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as otherwise provided in Section 6.22(d) (Directors' and Officers' Indemnification and Insurance), nothing in this Agreement, express or implied, is intended to confer upon any Person other than Buyer and Seller or their successors and permitted assigns, any rights or remedies under or by reason of this Agreement. Nothing in this Agreement shall constitute or be construed as an amendment or modification of any Benefit Plan or of any employee benefit plan or arrangement of Buyer or any of its Affiliates.

        Section 10.7    Schedules. The headings, if any, of any individual sections of the Seller Disclosure Schedule, are inserted for convenience only and the inclusion of any matter in any section of any Schedule to this Agreement shall qualify or respond to all representations and warranties in this Agreement (and not just the numerically corresponding representation) to the extent that the relevance of such disclosure to any such other representation or warranty is reasonably apparent on its face. Inclusion therein shall expressly not be deemed to constitute an admission by either Seller, or otherwise imply, that any such matter is material or creates a measure for materiality for the purposes of this Agreement.

        Section 10.8    Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, each of which shall be deemed to be an original by the parties executing such counterpart, but all of which shall be considered one and the same instrument.

        Section 10.9    Section Headings. The Section and paragraph headings and table of contents contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

        Section 10.10    Notices. All notices or other communications hereunder shall be deemed to have been duly given and made upon receipt thereof if given and made in writing and if (a) served by personal delivery upon the party for whom it is intended, (b) delivered by international courier service, or (c) sent by facsimile; provided that the facsimile is promptly confirmed by telephone or by email and followed by written confirmation by registered mail thereof, to the Person at the address set forth below:

  (a)
  if to Buyer, to:

    Assured Guaranty Ltd.
    30 Woodbourne Avenue
    Hamilton HM 08 Bermuda
    Attention: James M. Michener
    Facsimile: (441) 296-1083

    with a copy (which shall not constitute notice) to:

    Mayer Brown LLP
    71 South Wacker Drive
    Chicago, Illinois 60606
    Attention: Edward S. Best
    Facsimile: (312) 701-7711

  (b)
  if to Seller, to:

    Dexia SA/NV
    Place Rogier 11
    1210 Brussels, Belgium
    Attention: Secretary General
    Facsimile: +32 2 213 58 90

    with a copy (which shall not constitute notice) to:

    Cleary Gottlieb Steen & Hamilton LLP
    Rue de la Loi, 57
    1040 Brussels, Belgium
    Attention: Laurent Legein
    facsimile: 32 2 231 1661

    and

    Cleary Gottlieb Steen & Hamilton LLP
    One Liberty Plaza
    New York, NY 10006
    Attention: Neil Whoriskey
    facsimile: (212) 225-3999

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices or other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 3:00 P.M. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

        Section 10.11    Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of New York, which shall govern this Agreement and any controversy or claim arising out of or relating to this Agreement.

        Section 10.12    Jurisdiction. Each of Buyer, Seller and Seller's Parent agrees and consents to personal jurisdiction and venue in any federal or state court within the Borough of Manhattan, in the City of New York, having subject matter jurisdiction, for the purposes of any action, suit or proceeding arising out of or relating to this Agreement. To the fullest extent permitted by Law, each of Buyer and Seller hereby agrees to waive trial by jury in any action, proceeding or counterclaim brought by or on behalf of any party with respect to any matter whatsoever relating to this Agreement.

        Section 10.13    Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof unless such invalidity or unenforceability, after taking into account the mitigation contemplated by the next sentence, deprives a party of a material benefit contemplated by this Agreement. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable: (a) a suitable and equitable provision shall be substituted therefor in order to carry out, as far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision; and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        Section 10.14    Construction. This Agreement has been negotiated by the parties and their respective counsel in good faith and will be fairly interpreted in accordance with its terms and without any strict construction in favor of or against any party.

        Section 10.15    Specific Performance. Each of Buyer and Seller acknowledges that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by any party and that any such breach would cause irreparable harm. Accordingly, each of Buyer and Seller agrees that in the event of any breach or threatened breach of this Agreement, Buyer or Seller, as applicable, in addition to any other remedies at law or in equity it may have, shall be entitled to equitable relief, including injunctive relief and specific performance, without the requirement of posting a bond or other security.

        [Signature Page Follows]

        IN WITNESS WHEREOF, this Agreement has been signed on behalf of each of the parties hereto as of the date first written above.

DEXIA HOLDINGS, INC.
By:
Name: Title:
DEXIA CREDIT LOCAL S.A.
By:
Name: Title:
ASSURED GUARANTY LTD.
By:	/s/ JAMES M. MICHENER
Name: Title:	James M. Michener General Counsel

Appendix B

AMENDMENT TO INVESTMENT AGREEMENT

        This AMENDMENT TO INVESTMENT AGREEMENT, dated as of November 13, 2008 (this "Amendment"), is between Assured Guaranty Ltd., a Bermuda company (the "Company"), and WLR Recovery Fund IV, L.P., a Delaware limited partnership (the "Investor").

        WHEREAS, the Company previously entered into an Investment Agreement with the Investor dated as of February 28, 2008 (the "Investment Agreement") and sold common shares, par value $0.01 per share (the "Common Shares"), to the Investor and certain of its Affiliates pursuant to the Investment Agreement;

        WHEREAS, the Company is concurrently with the execution of this Amendment entering into a Purchase Agreement (the "FSA Purchase Agreement") with Dexia Holdings, Inc. ("Dexia") of even date herewith under which the Company would acquire all of Dexia's ownership interest in Financial Security Assurance Holdings Ltd, a New York corporation;

        WHEREAS, the Company desires to fund a portion of the purchase price payable under the FSA Purchase Agreement with the proceeds of an issuance of Subsequent Shares (as defined in the Investment Agreement) under the Investment Agreement; and

        WHEREAS, Investor has agreed to purchase such Subsequent Shares on the terms and subject to the conditions set forth in the Investment Agreement, as modified by this Amendment.

        NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

          1.     FSA Drawdown Notice.    (a) Subject to the terms and conditions set forth in the Investment Agreement as amended hereby, the Investor hereby grants the Company the option to cause the Investor to purchase from the Company or Assured Guaranty US Holdings Inc. a number of Subsequent Shares (the "FSA Subsequent Shares") equal to the quotient of (i) the aggregate dollar amount specified in an FSA Drawdown Notice (as hereinafter defined) deliver prior to the Termination Date (as hereinafter defined) divided by (ii) the Drawdown Price (as hereinafter defined). For purposes of the purchase of the FSA Subsequent Shares, (i) the "Drawdown Price" will be the volume weighted average price of a Common Share on the NYSE for the 20 NYSE trading days ending with the last NYSE trading day immediately preceding the date of the FSA Subsequent Closing (as hereinafter defined) ("20 Day VWAP") (such 20-day period to be referred to for purposes of the purchase of the FSA Subsequent Shares as the "Pricing Period"), provided that (i) if the 20 Day VWAP is less than $6.00 (the "Floor"), the Drawdown Price will be $6.00, and if the 20 Day VWAP is greater than $8.50 (the "Cap"), the Drawdown Price will be $8.50, and (ii) notwithstanding any other provision hereof, the aggregate dollar amount that may be specified in an FSA Drawdown Notice may not exceed $361.0 million.

            (b)   Section 2.5(a) of the Investment Agreement is hereby amended to add the following additional condition to the obligation of the parties in respect of any purchase and sale of FSA Subsequent Shares:

              "(v) all conditions set forth in Sections 7.1, 7.2 and 7.3 of the FSA Purchase Agreement shall have been satisfied and all actions necessary or anticipated to be taken at the Closing (as defined in the FSA Purchase Agreement) shall have been taken or occurred, other than the payment of the Purchase Price (as defined in the FSA Purchase Agreement), upon the occurrence of which the Closing (as so defined), will be deemed to have occurred. (For the avoidance of doubt, Investor will have no obligation hereunder or otherwise to purchase any FSA Subsequent Shares unless and until the Closing (as defined in the FSA Purchase Agreement) shall have occurred.)."

            (c)   The closing condition set forth in Section 2.5(b)(iv) and (vi) of the Investment Agreement will be deemed satisfied with respect to the closing of the purchase of FSA Subsequent Shares (the "FSA Subsequent Closing").

            (d)   Section 2.5(b) of the Investment Agreement is hereby amended to add the following condition to the obligations of the Investor in respect of any purchase and sale of FSA Subsequent Shares:

              "(vii)  the Investor shall have received a certificate by the Company's Chief Executive Officer and Chief Financial Officer that (A) during the Pricing Period and for the two NYSE trading days prior thereto there was no material non-public information regarding the Company and (B) during the Pricing Period the Company had not repurchased any Common Shares (except pursuant to employee benefit plans of the Company)."

            (e)   For the avoidance of doubt, except to the extent otherwise provided herein, the closing conditions set forth in Section 2.5 of the Investment Agreement are conditions to the consummation of the FSA Subsequent Closing.

          2.     Covenants.

            (a)   Shareholder Approval.    In connection with the Company's solicitation of the approval by its shareholders of the transactions contemplated by the FSA Purchase Agreement, the Company will include a proposal (the "Proposal") to obtain the approvals necessary under the rules of the NYSE to permit the issuance of the FSA Subsequent Shares and any Reset Shares or Pre-Emptive Shares related thereto or issuable hereunder (the "FSA Shareholder Approval"). The Company represents and warrants to the Investor that the Board of Directors has, at a duly convened meeting, unanimously determined (with one director abstaining) that the transactions contemplated hereby are fair to and in the best interests of the shareholders of the Company (other than the Investor), approved this Amendment and determined to recommend to the Company's shareholders that such shareholders approve the actions referenced above (such actions, collectively, the "Board Recommendation"). The Company will include the Proposal in the proxy statement related to the shareholders' meeting at which the approval of the transactions contemplated by the FSA Purchase Agreement will be considered (and the Investor will reasonably cooperate with the Company in connection therewith) and will use reasonable best efforts to solicit proxies for such shareholder approval. The Company will provide the Investor with drafts of the proxy statement and any amendments or supplements thereto prior to their filing with the Commission and a reasonable opportunity to comment thereon. The Company will notify the Investor promptly of the receipt of any comments from the Commission or its staff and of any request by the Commission or its staff for amendments or supplements to such proxy statement or for additional information, in each case to the extent related to the Investment Agreement or this Amendment or the transactions contemplated thereby, and will supply the Investor with copies of all correspondence between the Company or any of its representatives, on the one hand, and the Commission or its staff, on the other hand, with respect to such proxy statement, to the extent related to the Investment Agreement or this Amendment or the transactions contemplated thereby. If at any time prior to such shareholders' meeting there shall occur any event that is required to be set forth in an amendment or supplement to the proxy statement, the Company will as promptly as practicable prepare and mail to its shareholders such an amendment or supplement. The Company agrees promptly to correct any information in the proxy statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company will as promptly as practicable prepare and mail to its shareholders an amendment or supplement to correct such information to the extent required by applicable laws and regulations. The Company will provide the Investor with drafts of the proxy statement and any amendments or supplements thereto prior to mailing and will provide Investor a reasonable opportunity to comment thereon. The Board Recommendation will be included in the proxy statement filed in connection with obtaining such shareholder approval.

            (b)   Use of Proceeds.    The Company will use all of the proceeds of the sale of the FSA Subsequent Shares solely to pay a portion of the purchase price payable under the FSA Purchase Agreement equal to such proceeds.

            (c)   Commitment Fee; WLR Expenses.    Within one business day of the date of this Agreement, the Company will pay the Investor a nonrefundable commitment fee (the "Commitment Fee") of $10,830,000 by wire transfer of immediately available funds to an account designated by the Investor for such purpose. The Company agrees promptly to pay or reimburse the Investor upon request all fees and expenses, as incurred, including reasonable and documented attorneys' fees and expenses, incurred by WLR and the WLR Funds in connection with the negotiation, execution and performance of this Amendment and the transactions contemplated hereby, including any filing fees and other costs relating to regulatory approvals required in connection herewith.

            (d)   Participation Rights.    (i) If the Company offers to sell Additional Shares other than pursuant to the Investment Agreement, as modified hereby, to raise some or all of the funds required to pay the purchase price payable under the FSA Purchase Agreement (a "Pre-Emptive Sale"), the Company will deliver to the Investor a written offer (the "Offer") to issue and sell to the Investor up to a number of Additional Shares (the "Pre-Emptive Shares") equal to the Participation Amount (as hereinafter defined). The Offer will be delivered no later than 30 days prior to the anticipated consummation of the Pre-Emptive Sale(s) and state that the Company offers to issue and sell to the Investor the Pre-Emptive Shares and will specify their number and terms (including purchase price, to the extent known, which must be equal to the weighted average price in the Pre-Emptive Sale(s) (the "Pre-Emptive Price")). The Offer will remain open and irrevocable for a period of 30 days (the "Pre-Emptive Period") from the date of its delivery. For purposes of this Section 2(d): (A) the "Participation Amount" will equal the greater of (1) 25% of the Additional Shares offered pursuant to the Pre-Emptive Sale(s) and (2) the number of Additional Shares derived by dividing $150,000,000 by the Pre-Emptive Price, provided that if the applicable Pre-Emptive Sale is a public offering and the managing underwriter determines that such level of participation would be detrimental to such public offering, such participation will be reduced to the level recommended by such managing underwriter but in no event to below 25% of the Additional Shares offered in such public offering; and (B) "relative Common Share ownership position" will be calculated as to all WLR Funds holding Securities in the aggregate and WLR will be entitled to allocate by written notice to the Company the aggregate preemptive rights of the Investor among the WLR Funds.

              (ii)   The Investor may accept the Offer by delivering to the Company a notice (the "Purchase Notice") within the Pre-Emptive Period. The Purchase Notice must state the number (the "Pre-Emptive Number") of Pre-Emptive Shares the Investor desires to purchase. Delivery of the Purchase Notice shall obligate the Investor to purchase the Pre-Emptive Shares. In the event of a public offering of Additional Shares, the Company may satisfy its obligations under this paragraph (e) by arranging for the Investor to be allocated a number of shares in the public offering equal to the number of Pre-Emptive Shares.

              (iii)  The issuance of any Pre-Emptive Shares will be consummated contemporaneously with the consummation of the Pre-Emptive Sale(s).

              (iv)  In the case of a sale of securities for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash will be deemed to be the fair value thereof as determined by the Board of Directors in good faith; provided, however, that such fair value as determined by the Board of Directors will not exceed the aggregate market price of the securities being offered as of the date the Board of Directors authorizes the offering of such securities;

              (v)   Except as specifically provided herein, the rights set forth in this Section 2(d) may not be assigned or transferred by the Investor.

              (vi)  Notwithstanding anything herein or in the Investment Agreement to the contrary, Sections 5.5 of the Investment Agreement shall not apply to a Pre-Emptive Sale.

            (e)   The Company hereby agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Investor and its Affiliates and each of their respective directors, officers, managers, employees and agents from and against any and all losses, damages, liabilities, actions, suits, proceedings, judgments, orders, decrees, rulings, costs and expenses (collectively, "Losses") arising out of or related to the FSA Purchase Agreement or the transactions contemplated thereby, except to the extent such Losses are caused by the Investor's breach of the Investment Agreement, as amended hereby, or the Voting Agreement of even date herewith between the Company, the Investors and certain of the Investors' Affiliates.

            (f)    Notwithstanding anything herein or in the Investment Agreement to the contrary, Sections 5.4 and 5.5 of the Investment Agreement shall not apply to the issuance of common shares pursuant to the FSA Purchase Agreement.

          3.     Representations and Warranties of the Company.    The Company represents and warrants to the Investor as follows:

            (a)   The Company has been duly incorporated and is validly existing as an exempted company in good standing under the laws of the Islands of Bermuda, with corporate power and authority to own its properties and conduct its business as currently conducted and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

            (b)   The Company has the corporate power and authority to enter into this Amendment and to carry out its obligations hereunder. The execution, delivery and performance of this Amendment by the Company and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors. Subject to receipt of the approvals contemplated hereby and by the Investment Agreement, this Amendment is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganizations or similar laws affecting creditors generally or by general equitable principles (whether applied in equity or at law). Except with respect to the shareholder approval referred to in Section 2(a), no shareholder vote of the Company is required to consummate the transactions contemplated hereby.

            (c)   Neither the execution, delivery and performance by the Company of this Amendment, nor the consummation of the transactions contemplated hereby, nor compliance by the Company with any of the provisions hereof, will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any subsidiary under any of the material terms, conditions or provisions of (A) its certificate of incorporation, memorandum of association or bye-laws or similar organizational documents or (B) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any subsidiary is a party or by which it may be bound, or to which the Company or any subsidiary or any of the properties or assets of the Company or any subsidiary may be subject, or (ii) subject to compliance with the statutes and regulations referred to in paragraph (d) below, violate any statute, rule or regulation or any judgment, ruling, order, writ, injunction or decree applicable to the Company or any subsidiary or any of their respective properties or assets except in the case of clauses (i)(B) and (ii) for such violations, conflicts and breaches as would not reasonably be expected to have a Material Adverse Effect on the Company.

            (d)   Other than the approvals contemplated hereby and by the Investment Agreement, and the securities or blue sky laws of the various states, no material notice to, filing with, exemption or review by, or authorization, consent or approval of, any Governmental Entity, nor expiration nor termination of any statutory waiting periods, is necessary for the consummation by the Company of the transactions contemplated by this Amendment.

          4.     Representations and Warranties of the Investor.    The Investor represents and warrants to the Company as follows:

            (a)   The Investor is a limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and failure to be so qualified would have a Material Adverse Effect on the Investor and has power and authority to own its properties and assets and to carry on its business as it is now being conducted.

            (b)   The Investor has the partnership power and authority to enter into this Amendment and to carry out its obligations hereunder. The execution, delivery and performance of this Amendment by the Investor and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Investor and no further approval or authorization by any of the managers, members or partners of the Investor is required. Subject to such approvals of Governmental Entities as may be required by statute or regulation, this Amendment is a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganizations or similar laws affecting creditors generally or by general equitable principles (whether applied in equity or at law).

            (c)   Neither the execution, delivery and performance by the Investor of this Amendment, nor the consummation of the transactions contemplated hereby, nor compliance by it with any of the provisions thereof, will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of the Investor under any of the material terms, conditions or provisions of (A) its organizational document or (B) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Investor is a party or by which it may be bound, or to which any of the Investor or any of their properties or assets may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any statute, rule or regulation or, to the knowledge of the Investor, any judgment, ruling, order, writ, injunction or decree applicable to the Investor or any of their respective properties or assets except in the case of clauses (i)(B) and (ii) for such violations, conflicts and breaches as would not reasonably be expected to have a Material Adverse Effect on the Investor.

            (d)   Other than the approvals contemplated hereby and by the Investment Agreement, and the securities or blue sky laws of the various states, no material notice to, filing with, exemption or review by, or authorization, consent or approval of, any Governmental Entity, nor expiration nor termination of any statutory waiting period is necessary for the consummation by the Investor of the transactions contemplated by this Amendment.

            (e)   The Investor acknowledges that the FSA Subsequent Shares have not been registered under the Securities Act or under any state securities laws. The Investor (i) is acquiring the FSA Subsequent Shares pursuant to an exemption from registration under the Securities Act solely for investment with no present intention to distribute any of the FSA Subsequent Shares to any person, (ii) will not sell or otherwise dispose of any of the FSA Subsequent Shares, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws, (iii) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the FSA Subsequent Shares and of making an informed investment decision and (iv) is an "accredited investor" (as that term is defined by Rule 501 of the Securities Act).

            (f)    The Investor will have available funds necessary to consummate the FSA Subsequent Closing on the terms and conditions contemplated by this Amendment.

            (g)   Neither the Investor nor its affiliates or any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for WLR or the WLR Funds, in connection with this Amendment or the transactions contemplated hereby.

          5.     Relationship to Investment Agreement.    This Amendment is intended to amend the Investment Agreement solely with respect to the purchase and ownership of the FSA Subsequent Shares. Except as otherwise specifically provided herein, all of the terms and conditions set forth in the Investment Agreement applicable to Subsequent Shares will apply to the FSA Subsequent Shares, and the purchase and sale of the FSA Subsequent Shares will reduce the Investor's remaining commitment thereunder. The terms and conditions set forth in this Amendment will not apply to any purchase of Subsequent Shares other than the FSA Subsequent Shares.

          6.     Termination.

            (a)   This Amendment may be terminated: (i) by either the Company or the Investor if the FSA Subsequent Closing shall not have occurred prior to the End Date (as defined in the FSA Purchase Agreement); (ii) by the mutual agreement of the Company and the Investor; (iii) by either the Company or the Investor if any Governmental Entity shall have issued a nonappealable final judgment, injunction, order or decree that prohibits the FSA Subsequent Closing or prohibits or restricts the Investor or its Affiliates from owning or voting any FSA Subsequent Shares; (iv) by the Investor if the Company amends the FSA Purchase Agreement in any material respect without the prior written consent of the Investor; (v) by the Investor if the Board Recommendation is withdrawn or modified in a manner determined by the Investor in good faith to be adverse to it; or (vi) by Investor if the Company or one of its subsidiaries becomes subject to an insolvency, liquidation, rehabilitation, reorganization, receivership, supervision, conservatorship or comparable proceeding or governmental or regulatory action. This Amendment will terminate automatically if the Investment Agreement is terminated or if notice of termination of the FSA Purchase Agreement is given without the closing thereunder having occurred, regardless of whether the FSA Purchase Agreement was terminated thereby in accordance with its terms.

            (b)   In the event of any termination of this Amendment as provided in Section 5(a), this Amendment (other than Section 2(c), this Section 6(b), Section 7 and Section 8, each of which will remain in full force and effect) will forthwith become wholly void and of no further force and effect; provided that nothing herein will relieve any party from liability for willful breach of this Amendment.

          7.     Definitions.    As used herein:

            (a)   "FSA Drawdown Notice"    means a Drawdown Notice that (i) is designated as the "FSA Drawdown Notice" and (ii) does not request an investment in Common Shares in excess of $361,000,000. For purposes of the delivery of an FSA Drawdown Notice only, the proviso in the first sentence of Section 2.2 and the second sentence of Section 2.2 of the Investment Agreement will not apply.

            (b)   "Termination Date"    means the date on which this Amendment is terminated pursuant to Section 6(a).

            (c)   Capitalized terms not otherwise defined herein will have the meanings ascribed thereto in the Investment Agreement.

          8.     Miscellaneous.

            (a)   September 16 Approval.    The parties acknowledge and agree that the approval, dated September 16, 2008, with respect to the Investor's right to purchase up to 5,000,000 additional Common Shares in open market transactions from time to time remains in full force and effect.

            (b)   Counterparts and Facsimile.    For the convenience of the parties hereto, this Amendment may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Amendment may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

            (c)   Governing Law.    This Amendment will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the state and federal courts located in the State of New York for any actions, suits or proceedings arising out of or relating to this Amendment and the transactions contemplated hereby.

            (d)   Entire Agreement, Etc.    This Amendment and the Investment Agreement constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof.

            (e)   Public Announcements.    Subject to each party's disclosure obligations imposed by law or regulation, each of the parties hereto will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Amendment and any of the transactions contemplated by this Amendment, and no party hereto will make any such news release or public disclosure without first consulting with the other party hereto and receiving its consent (which will not be unreasonably withheld or delayed) and each party will coordinate with the other with respect to any such news release or public disclosure.

            (f)    No Third Party Beneficiaries.    Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the parties hereto any benefit, right or remedy.

            (g)   Changes in Capitalization.    If between the date of this Amendment and the FSA Subsequent Closing the outstanding Common Shares are changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, or any similar event, the Floor and the Cap will be appropriately adjusted to provide to the parties hereto the same economic effect as contemplated by this Amendment prior to such event.

        IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

ASSURED GUARANTY LTD.
By:	/s/ JAMES. M. MICHENER Name: James. M. Michener Title: General Counsel and Secretary

WLR RECOVERY FUND IV, L.P.
By:	WLR Recovery Associates IV LLC, its General Partner
By:	WL Ross Group, L.P., its managing member
By:	El Vedado, LLC, its General Partner
By:	/s/ WILBUR L. ROSS, JR. Name: Wilbur L. Ross, Jr. Title: Managing Member

 Appendix C

[LETTERHEAD OF BANC OF AMERICA SECURITIES LLC]

November 14, 2008

The Board of Directors
Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08
Bermuda

Members of the Board of Directors:

        We understand that Assured Guaranty Ltd. ("Assured") proposes to enter into a Purchase Agreement, dated as of November 14, 2008 (the "Agreement"), among Dexia Holdings, Inc. ("Dexia Holdings"), Dexia Credit Local S.A. ("Dexia Local"), the parent company of Dexia Holdings and a wholly owned subsidiary of Dexia SA ("Dexia"), and Assured, pursuant to which, among other things, Assured will purchase 99.8524% of the outstanding shares of the common stock, par value $0.01 per share, of Financial Security Assurance Holdings Ltd. ("FSA") from Dexia Holdings (such purchase, the "Transaction") for aggregate consideration consisting of $361 million in cash (the "Cash Consideration") and 44,567,901 common shares, par value $0.01 per share, of Assured ("Assured Common Shares") valued at $8.10 per share (the "Share Consideration" and, together with the Cash Consideration, the "Aggregate Consideration"), subject to adjustment as more fully described in the Agreement. The terms and conditions of the Transaction are more fully set forth in the Agreement.

        You have requested our opinion as to the fairness, from a financial point of view, to Assured of the Aggregate Consideration to be paid by Assured to Dexia Holdings in the Transaction.

        In connection with this opinion, we have, among other things:

  (i)
  reviewed certain publicly available business and financial information relating to FSA and Assured;

  (ii)
  reviewed certain internal financial and operating information with respect to the business, operations and prospects of FSA furnished to or discussed with us by the management of FSA, including certain financial forecasts relating to FSA prepared by the management of FSA (such forecasts, "FSA Forecasts");

  (iii)
  reviewed an alternative version of the FSA Forecasts incorporating certain adjustments thereto made by the management of Assured (such adjusted forecasts, "Adjusted FSA Forecasts") and discussed with the management of Assured its assessments as to the relative likelihood of achieving the future financial results reflected in the FSA Forecasts and the Adjusted FSA Forecasts;

  (iv)
  reviewed certain internal financial and operating information with respect to the business, operations and prospects of Assured furnished to or discussed with us by the management of Assured, including certain financial forecasts relating to Assured prepared by the management of Assured (such forecasts, "Assured Forecasts");

  (v)
  reviewed certain estimates as to the amount and timing of cost savings (the "Cost Savings") anticipated by the management of Assured to result from the Transaction;

  (vi)
  discussed with members of senior managements of Assured and FSA (a) the past and current business, operations, financial condition and prospects of FSA and (b) certain trends and recent developments in, and prospects for, the credit and financial markets, including the potential impact of such trends and developments on FSA;

  (vii)
  discussed with members of senior management of Assured (a) the past and current business, operations, financial condition and prospects of Assured, (b) certain trends and recent developments in, and prospects for, the credit and financial markets, including the potential impact of such trends and developments on Assured and (c) such management's assessments as to the ability of Assured to integrate the businesses and operations of Assured and FSA;

  (viii)
  reviewed the potential pro forma financial impact of the Transaction on the future financial performance of Assured, including the potential effect on Assured's estimated earnings per share, book value per share and return on equity, in each case, after taking into account the Cost Savings and financing for the Transaction;

  (ix)
  reviewed the trading history for Assured Common Shares and a comparison of such trading history with the trading histories of other companies we deemed relevant;

  (x)
  compared certain financial information of FSA and certain financial and stock market information of Assured with similar information of other companies we deemed relevant;

  (xi)
  compared certain financial terms of the Transaction to financial terms, to the extent publicly available, of other transactions we deemed relevant;

  (xii)
  reviewed the Agreement;

  (xiii)
  discussed with members of senior managements of Assured, FSA and Dexia FSA's financial products business and related assets and liabilities and certain other businesses that may be separated from FSA, including, among other things, the fact that current credit facilities, letters of credit and capital commitments from affiliates of Dexia for such business will remain in full force and effect, a guarantee of all payment obligations relating to assets and liabilities of such business will be provided by Dexia and/or the governments of Belgium, France and/or the United States of America pursuant to certain guaranty, security and other agreements to be entered into as a condition to the closing of the Transaction as more fully described in the Agreement and the assets, liabilities and operations of such business will be managed by Dexia or affiliates thereof unless such business is transferred to Dexia Holdings or an affiliate thereof (collectively, the "FP Arrangements"); and

  (xiv)
  performed such other analyses and studies and considered such other information and factors as we deemed appropriate.

        In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the managements of Assured and FSA that they are not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the FSA Forecasts, we have been advised by FSA, and have assumed, that such forecasts have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of FSA as to the future financial performance of FSA. With respect to the Adjusted FSA Forecasts, the Assured Forecasts and the Cost Savings, we have assumed, at the direction of Assured, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Assured as to the future financial performance of FSA and Assured and the other matters covered thereby and, based on the assessments of the management of Assured as to the relative likelihood of achieving the future financial results reflected in the FSA Forecasts and the Adjusted FSA Forecasts, we have relied, at the direction of

Assured, on the Adjusted FSA Forecasts for purposes of our opinion. At your direction, we have excluded certain of FSA's businesses that may be separated from FSA and FSA's financial products business from our analysis of FSA based on the assumption that such business will be managed by Dexia or affiliates thereof and all liabilities arising from or relating to such business will be fully guaranteed pursuant to the FP Arrangements. We also have assumed, with your consent, that any adjustments to the Aggregate Consideration will not be material to our opinion. We have relied, at the direction of Assured, upon the assessments of senior management of Assured as to the ability of Assured to integrate the businesses and operations of Assured and FSA. We are not actuaries and our services did not include actuarial determinations or evaluations by us or any attempt to evaluate actuarial assumptions or allowances for losses with respect thereto and, accordingly, we have made no analysis of, and express no opinion as to, the adequacy of the loss and loss adjustment expense reserves of FSA or Assured, and have been advised and therefore have assumed that such allowances for FSA and Assured are, and on a pro forma basis will be, in the aggregate adequate to cover such losses. We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise), including the loss and loss adjustment expense reserves, of FSA or Assured, nor have we made any physical inspection of the properties or assets of FSA or Assured. We have not evaluated the solvency of FSA or Assured under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We have assumed, at Assured's direction, that the Transaction will be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on FSA, Assured or the contemplated benefits of the Transaction.

        We express no view or opinion as to any terms or other aspects of the Transaction (other than the Aggregate Consideration to the extent expressly specified herein), including, without limitation, the form or structure of the Transaction or the Aggregate Consideration or any terms or other aspects of the FP Arrangements or any financing for the Transaction to be provided by funds affiliated with WL Ross & Co. LLC (a significant shareholder of Assured and an affiliate of which is a member of the Board of Directors of Assured) or other third parties. Our opinion is limited to the fairness, from a financial point of view, to Assured of the Aggregate Consideration to be paid by Assured to Dexia Holdings in the Transaction and no opinion or view is expressed with respect to any consideration received in connection with the Transaction by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view is expressed with respect to the fairness of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Transaction, or class of such persons, relative to the Aggregate Consideration. Furthermore, no opinion or view is expressed as to the relative merits of the Transaction in comparison to other strategies or transactions that might be available to Assured or in which Assured might engage or as to the underlying business decision of Assured to proceed with or effect the Transaction and related financing (including the manner in which the Transaction will be financed). We are not expressing any opinion as to what the value of Assured Common Shares actually will be when issued or the prices at which Assured Common Shares will trade at any time. In addition, we express no opinion or recommendation as to how any shareholder should vote or act in connection with the Transaction.

        We have acted as financial advisor to Assured in connection with the Transaction and will receive a fee for our services, a portion of which is payable upon the rendering of this opinion and a significant portion of which is contingent upon consummation of the Transaction. In addition, as you are aware, we and certain of our affiliates expect to participate in the financing for the Transaction, for which services we and our affiliates will receive significant compensation, including acting as joint book-running underwriter on a potential equity offering of Assured. Assured also has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement.

        We and our affiliates comprise a full service securities firm and commercial bank engaged in securities trading and brokerage activities and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of corporations and individuals. In the ordinary course of our businesses, we and our affiliates may actively trade the debt, equity or other securities or financial instruments (including bank loans or other obligations) of Assured, FSA, Dexia and certain of their respective affiliates for our own account or for the accounts of customers, and accordingly, we or our affiliates may at any time hold long or short positions in such securities or financial instruments.

        We and our affiliates in the past have provided, currently are providing and in the future may provide investment banking, commercial banking and other financial services to Assured and have received or in the future may receive compensation for the rendering of these services, including having acted or acting as (i) joint book-running manager in connection with certain equity or debt offerings of Assured, (ii) sole manager on a block trade for Assured, (iii) lender or potential lender under certain credit facilities and other lines of credit for Assured and (iv) financial advisor to Assured in connection with certain acquisition transactions.

        In addition, we and our affiliates in the past have provided, currently are providing and in the future may provide investment banking, commercial banking and other financial services to Dexia and certain of its affiliates (including FSA) and have received or in the future may receive compensation for the rendering of these services, including (i) providing certain fixed income, derivatives and/or other trading services to Dexia and certain of its affiliates (including FSA), (ii) acting as lender under certain credit facilities, term loans and other lines of credit for Dexia and (iii) providing certain treasury and cash management services to Dexia and certain of its affiliates (including FSA).

        It is understood that this letter is for the benefit and use of the Board of Directors of Assured in connection with and for purposes of its evaluation of the Transaction.

        Our opinion is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. As you are aware, the credit, financial and stock markets are experiencing unusual volatility and we express no opinion or view as to any potential effects of such volatility on FSA, Assured or the Transaction. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise or reaffirm this opinion. The issuance of this opinion was approved by our Fairness Opinion Review Committee.

        Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the Aggregate Consideration to be paid in the Transaction by Assured to Dexia Holdings is fair, from a financial point of view, to Assured.

Very truly yours,

/s/ Banc of America Securities LLC

BANC OF AMERICA SECURITIES LLC

ASSURED GUARANTY LTD.
30 WOODBOURNE AVENUE, HAMILTON HM 08 BERMUDA
PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dominic J. Frederico, Robert B. Mills and James M. Michener as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the common shares of Assured Guaranty Ltd. which the undersigned is entitled to vote at the Special General Meeting to be held at [8 a.m. Atlantic Time] on _____________  ___, 2009 [at the Fairmont Hamilton Princess, 76 Pitts Bay Road, Hamilton, Bermuda] or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted for (1) the approval of the issuance of Assured common shares to Dexia Holdings Inc. or its designated affiliate and (2) the approval of the issuance of Assured common shares to WLR Recovery Fund IV, L.P. and/or its affiliated funds.  The Board of Directors of Assured recommends that you vote your shares “FOR” the issuance of the common shares to Dexia Holdings Inc. or its designated affiliate and “FOR” the issuance of the common shares to WLR Recovery Fund IV, L.P. and/or its affiliates.

(CONTINUED AND TO BE VOTED AND SIGNED ON REVERSE SIDE)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

You can now access your ASSURED GUARANTY LTD. account online.

Access your Assured Guaranty Ltd. Shareholders/stockholder account online via Investor ServiceDirect® (ISDA).

The transfer agent for Assured Guaranty Ltd., now makes it easy and convenient to get current information on your shareholder account.

•                  View account status

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Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

☒	Votes must be indicated
	(x) in Black or Blue ink.	Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Please Mark Here for Address Change of Comments	☐
SEE REVERSE SIDE

(1)	Approval of the issuance of common shares to Dexia Holdings, Inc. or its designated affiliates	FOR ☐	AGAINST ☐	ABSTAIN ☐

(2)	Approval of the issuance of common shares to WLR Recovery Fund IV, L.P. and/or its affiliates	FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the proxies are authorized to vote upon such other further business, if any, as lawfully may be brought before the meeting.

Signature	Signature	Date

When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name authorized person.

FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 P.M. Eastern Time on __________  ___, 2009.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET		TELEPHONE
http://www.proxyvoting.com/ago [confirm]		1-866-540-5760[confirm]
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.  To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more.  Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.